UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03459

Penn Series Funds, Inc.

(Exact name of registrant as specified in charter)

600 Dresher Road

Horsham, PA 19044

(Address of principal executive offices) (Zip code)

Timothy P. Demetres

Penn Series Funds, Inc.

600 Dresher Road

Horsham, PA 19044

(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 956-7949

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Shareholders

PennMutual.

Annual Reports
December 31, 2014

Penn Mutual Variable Products

Dear Investor:

Thank you for your continued affiliation with The Penn Mutual Life Insurance Company. The confidence and trust you place in us reaffirms our commitment to helping policyholders take advantage of all life’s possibilities. We also take pride in being a financially strong mutual insurance company that delivers on our promises, and I’m very pleased to bring you the following capital markets summary. Please remember that regardless of what the markets may bring, short-term performance changes should not distract you from your long-term financial plan, and it’s a good idea to meet with your investment professional regularly to make sure that your asset allocation remains on target.

Stocks continued to move higher during the second half of 2014 with the fourth quarter bringing the strongest gains and new highs in December. The trend of large cap equities outperforming small cap stocks witnessed for most of the year reversed in the final quarter. Despite this strong recovery, small caps finished significantly behind its larger counterpart for all of 2014. While the U.S. economy has been relatively strong during the year and continues to trend positively, there is a clear divergence among the performance of global economies. Market volatility, which remained very low for most of the year, picked up in the fourth quarter. From a sector perspective, Utilities, Health Care, and Technology had the strongest returns and sectors such as Telecommunications and Energy experienced relatively weaker returns over the 12-month period ending December 31, 2014. In this environment, the U.S. stock market, as measured by the Wilshire 5000 Equity Index, returned a solid 12.71 percent for the full 12-month period.

On a relative basis, large and mid capitalization stocks provided higher returns than did small capitalization stocks for the year. Large capitalization stocks, as measured by the Russell 1000 Index, returned 13.24 percent and mid capitalization stocks, as measured by the Russell Midcap Index returned 13.22 percent, while small capitalization stocks, as measured by the Russell 2000 Index, returned 4.89 percent. From a style perspective, value stocks outperformed growth stocks in the large and mid market capitalizations, while growth stocks slightly outperformed value stocks in the small capitalization ranges. Some of the relative outperformance within value stocks can be attributed to the strong performance within the Utilities sector. Lastly, the best performing domestic equity asset classes by far for the full year was Real Estate Investment Trusts (REITs) as measured by the FTSE NAREIT Equity REIT Index’s return of 30.14 percent. REITs also have the distinct honor of having one of the best relative performance records over the last five years with an annualized return of 16.88 percent.

International markets, both developed and emerging, ended the full year significantly behind U.S. equities as the rebound they experienced in the first half of the year faded. Developed international stocks, as measured by the MSCI EAFE Index, returned negative 4.48 percent while emerging market stocks, as measured by the MSCI Emerging Markets Index, fared a bit better with a return of negative 1.82 percent. Plunging oil prices and slowing global growth contributed to increased risk aversion within the international markets. The collapse in oil prices has been particularly difficult for many commodity-driven emerging markets. Also contributing to losses for U.S. dollar-based investors is the further weakening of non-U.S. currencies, particularly the euro and the yen. (The appreciating U.S. dollar detracts from returns for dollar-based investors in foreign markets.)

Investment-grade fixed-income securities outperformed high yield bonds during the full 12-month period as high yield came under pressure the last six months of the year. Investment-grade bonds, as measured by the Barclays Capital U.S. Aggregate Index, returned 5.97 percent and the Credit Suisse High Yield Bond Index, returned 1.86 percent. While long U.S. Treasury and corporate bonds posted the strongest performance during the fourth quarter and the full year, high yield bonds continued to underperform. The steep drop in oil prices throughout the year have impacted the high yield asset class particularly hard since energy-related industries make up a large percentage of most high yield bond indexes. The Federal Reserve officially ended its quantitative easing program in late October which now has the markets focused on discounting the timing and possibility of a Federal Funds rate increase in 2015 given the current environment of an improving economy while inflation is low and potentially falling.

Once again, we thank you for the privilege of serving your financial needs and encourage you to work closely with your financial professional to continue to explore your options throughout all life’s stages.

Sincerely,

David M. O’Malley

Chief Operating Officer

The Penn Mutual Life Insurance Company

President

Penn Series Funds, Inc.

Source: This material is not intended to be relied upon as a forecast, research or investment advice, and is not a recommendation, offer or solicitation to buy or sell any securities or to adopt any investment strategy. The opinions expressed are subject to change as subsequent conditions vary. All economic and performance information is historical and not indicative of future results.

Penn Series Funds, Inc. Annual Report

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Limited Maturity Bond Fund

The Penn Series Limited Maturity Bond Fund returned 0.17% for the twelve-month period ending December 31, 2014, compared to the 0.77% return for its benchmark, the Barclays Capital U.S. Government/Credit 1-3 Year Index for the same time period.

The U.S. economic news was mixed during the first six months of the year. Severe winter weather during the first quarter led to the weakest quarterly Gross Domestic Product (GDP) since the credit crisis. This weak first quarter growth appeared at odds with steadily improving employment statistics as the unemployment rate is nearing 6%.

During the first half of the year, we started to gradually reposition the Fund in order to increase our yield. We added BBB industrial bonds in the healthcare, consumer non-cyclical, energy and pipeline, and telecommunications sectors that we felt traded at attractive valuations. Domestic money center bank and brokerage firms were also selectively added due to underperformance versus similarly rated industrials throughout the year and their continued improvement in tier 1 capital ratios and overall asset quality. We also started positions in higher quality high yield companies that we view as potential cross over (into investment grade) situations. The high yield purchases were concentrated in companies with good business fundamentals, solid market positions and scale, moderately levered balance sheets, and a reasonable probability of a ratings upgrade over the next 2-3 years. On the higher quality side, we purchased AAA and AA CMBS securities which provided attractive spread with minimal risk.

Yield spreads widened during the fourth quarter which weighed on performance as we have more corporate exposure versus the U.S. treasury-heavy benchmark. Relative to our peers, we remain underweight credit risk. The underperformance of yield spread in the quarter was largely a function of a heavy new issuance calendar and the rapid decline in oil prices. The latter caused the energy component of the credit markets, which is a very large sector, to widen materially.

Ten-year U.S. treasury yields declined 86 basis points over the previous twelve months, partially reversing the 127 basis point rise during 2013. The conventional wisdom at the start of 2014 was for a continuation of the trend towards higher rates but long duration bonds proved to be one of the year’s best performing asset classes. A sharp decline in oil prices combined with record low interest rates in Europe and Japan pushed long U.S. Treasury rates below 3.0% during the fourth quarter. We remain biased slightly toward short duration in the Limited Bond Fund with the expectation for interest rates to gradually move higher this year in response to improving economic and labor market conditions in the United States.

Portfolio yield was increased over the course of the year as we added BBB industrial bonds in the healthcare, consumer non-cyclical, and telecommunications sectors that traded at attractive valuations. We also increased exposure to domestic money center bank and brokerage firms and higher quality high yield companies that we view as potential cross over (into investment grade) situations. In the fourth quarter we sold low yielding asset backed securities and replaced them with structured floating rate notes with attractive yields. At quarter end, the average credit quality of the portfolio was A+ and had a 6.0% allocation to below investment grade securities, largely BB credits.

While last year’s strong performance for the bond market will be difficult to repeat in 2015, given the much lower starting point for overall yields, we will continue to search for high-quality fixed income assets that will perform well under various economic and interest rate environments.

Penn Mutual Asset Management, Inc.

Investment Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

December 31, 2004 — December 31, 2014

An investment of $10,000 in the Limited Maturity Bond Fund on December 31, 2004 would have grown to $12,830. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Barclays Capital U.S. Government Credit 1-3 Year Bond Index, during the same period. A $10,000 investment in the Barclays Capital U.S. Government Credit 1-3 Year Bond Index on December 31, 2004 would have grown to $13,247.

Average Annual Total Returns1 as of 12/31/14

	1 Year	5 Year	10 Year
Limited Maturity Bond Fund	0.17%	1.32%	2.53%
Barclays Capital U.S. Government/Credit 1-3 year Index	0.77%	1.41%	2.85%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/14

Percent of Total Investments[2]
Corporate bonds	47.9%
Asset backed	23.6%
Commercial Mortgage Backed	17.3%
U.S. Treasury Obligations	8.0%
Residential Mortgage Backed	2.4%
Agency Obligations	0.6%
Municipal Bonds	0.2%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Quality Bond Fund

The Penn Series Quality Bond Fund returned 5.10% for the twelve-month period ending December 31, 2014, compared to the 5.97% return for its benchmark, the Barclays Capital U.S. Aggregate Bond Index for the same time period.

Our bias in the first half of the year towards higher quality holdings compared to the benchmark was the primary factor behind the relative underperformance in the first six months of 2014.

The U.S. economic news was mixed during the first six months of the year. Severe winter weather during the first quarter led to the weakest quarterly Gross Domestic Product (GDP) since the credit crisis. This weak first quarter growth appeared at odds with steadily improving employment statistics as the unemployment rate is nearing 6%. Investors have returned to the emerging markets after this year started with renewed fears of faltering economies and political unrest.

The Quality Bond Fund had shifted its exposure to duration or interest rate risk in response to the unexpected decline in interest rates during the previous six months. We sold longer-term bonds during the second quarter and reduced the Fund’s duration to a level below its benchmark. During the second quarter, we reduced our exposure to Federal Agency mortgage-backed securities (MBS) and purchased ten year Treasury Inflation-Protected Securities (TIPS). TIPS offer the opportunity for better returns in the increasingly likely event the Federal Open Market Committee’s (FOMC) easy monetary policy leads to inflationary pressures. The Fund has also increased its holdings of bonds at the front end of the yield curve with attractive return potential. Enhanced Equipment Trust Certificates (EETC), airline debt secured by aircraft, represents one of these opportunities.

In the second half of the year, the Fund’s conservative duration or interest rate exposure detracted from relative performance, but was partially offset by favorable yield curve positioning and high quality corporate bond performance.

Ten-year U.S. Treasury yields declined 86 basis points over the previous twelve months, partially reversing the 127 basis point rise during 2013. The conventional wisdom at the start of 2014 was for a continuation of the trend towards higher rates but long duration bonds proved to be one of the year’s best performing asset classes. A sharp decline in oil prices combined with record low interest rates in Europe and Japan pushed long U.S. Treasury rates below 3.0% during the fourth quarter. We remain biased, slightly short duration in the Quality Bond Fund, with the expectation for interest rates to gradually move higher this year in response to improving economic and labor market conditions in the United States.

Purchase activity during the fourth quarter was again focused on highly-rated structured investments which provide attractive return profiles, in particular relative to an overvalued agency mortgage-backed sector. We are also transitioning out of short-term fixed rate corporate debt into seasoned floating rate Collateralized Loan Obligations (CLOs). CLOs offer much higher yields than similarly rated corporate debt and are backed by a diversified portfolio of senior secured bank loans. The floating rate CLO yields will also benefit should the Federal Reserve begin to tighten monetary policy.

While last year’s strong performance for the bond market will be difficult to repeat in 2015 given the much lower starting point for overall yields, we will continue to search for high-quality fixed income assets that will perform well under various economic and interest rate environments.

Penn Mutual Asset Management, Inc.

Investment Adviser

Cumulative Performance Comparison

December 31, 2004 — December 31, 2014

An investment of $10,000 in the Quality Bond Fund on December 31, 2004 would have grown to $15,714. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Barclays Capital U.S. Aggregate Bond Index on December 31, 2004 would have grown to $15,842.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/14

	1 Year	5 Year	10 Year
Quality Bond Fund	5.10%	4.22%	4.62%
Barclays Capital U.S. Aggregate Bond Index	5.97%	4.45%	4.71%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/14

Percent of Total Investments[2]
Corporate Bonds	31.8%
Residential Mortgage Backed	22.3%
Asset Backed Securities	19.4%
Commercial Mortgage Backed	13.8%
U.S. Treasury Obligations	6.1%
Municipal Bonds	4.7%
Exchange Traded Funds	1.3%
Agency Obligations	0.4%
REITs	0.2%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

High Yield Bond Fund

The Penn Series High Yield Bond Fund returned 1.86% for the twelve-month period ending December 31, 2014, compared to the 1.86% return for its benchmark, the CSFB High Yield Bond Index.

Following a long absence, volatility resurfaced across global financial markets during the second half of 2014, pressuring high yield bond prices in its aftermath. A steady drumbeat of disappointing news from the outbreak of the deadly Ebola virus to ongoing geopolitical tensions, a drastic decline in commodity prices, and mounting concerns around economic activity in Europe and China all weighed on investor sentiment. However, the asset class still managed to post positive returns for a sixth consecutive year due to early 2014 strength.

Energy was, by far, the worst-performing sector amid a precipitous decline in oil prices, although metals and mining credits also significantly underperformed the broad market. The weak performance of energy and metals names had a substantial impact on the below investment-grade market overall, as these sectors now represent a 20% (or more) weighting in major high yield indexes. Oil prices have faced downward pressure from several factors recently, especially increased production in North America. The prospects for slowing demand in China and OPEC’s decision to leave production goals unchanged exacerbated the declines.

From a quality perspective, BB rated credits outperformed for the year, receiving a boost from falling U.S. Treasury yields and investors’ general preference for higher-rated bonds in the face of increased volatility.

A combination of positive credit selection and underweight exposure in energy, the period’s worst-performing sector, aided relative performance. An overweight in media/telecom also helped as this sector continues to benefit from merger and acquisition (M&A) tailwinds. We believe M&A synergies and credit improvements are likely to play out over the next few years, and we maintain an overweight in this sector to potentially benefit from this trend.

Credit selection within the financial sector weighed on relative results, partially due to our positions in Sberbank, a large Russian banking institution. This name experienced pressure related to geopolitical instability in the region as well as economic sanctions from the European Union (EU) and U.S. against Russian companies. Nonetheless, we remain comfortable with this bank’s healthy liquidity position and market share within that country.

While market conditions have been challenging over the last several months, valuations are far more inviting entering 2015 than they have been in years. When we pair that with what looks to be an improving economic backdrop, especially domestically, the prospects for investment returns in 2015 look bright.

Aside from the uncertainty emanating from the energy sector, the fundamentals underpinning the companies in the high yield market appear solid. Issuers have repaired their balance sheets, reduced capital costs, and extended maturities through refinancing activity over the past several years. Investor demand for high yield bonds is likely to persist in the current low interest rate environment, and a pullback, like the one we have just endured, makes the asset class all the more attractive.

Penn Mutual Asset Management, Inc.

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2004 — December 31, 2014

An investment of $10,000 in the High Yield Bond Fund on December 31, 2004 would have grown to $19,372. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the CSFB High Yield Bond Index, during the same period. A $10,000 investment in the CSFB High Yield Bond Index on December 31, 2004 would have grown to $20,034.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/14

	1 Year	5 Year	10 Year
High Yield Bond Fund	1.86%	8.18%	6.84%
CSFB High Yield Bond Index	1.86%	8.68%	7.33%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/14

Percent of Total Investments[2]
Bonds
BBB/BB Rated & Above	2.4%
BB Rated	20.7%
BB/B Rated	13.9%
B Rated	37.4%
B/CCC Rated	9.8%
CCC and Below	12.5%
Not rated	1.8%
Equity securities	1.5%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Flexibly Managed Fund

The Penn Series Flexibly Managed Fund returned 12.09% for the twelve-month period ending December 31, 2014, compared to its benchmark the S&P 500 Index’s return of 13.69%.

U.S. equities rose in 2014 for the sixth consecutive year, as the economy recovered strongly from a first-quarter weather-related contraction. Falling long-term interest rates since the end of 2013 — despite the Federal Reserve’s reduction of asset purchases — solid employment growth, favorable corporate earnings, and expanded stimulus measures by major non-U.S. central banks were also supportive. All sectors within the S&P 500 posted positive returns with the exception of energy, as oil fell below $60 per barrel, its lowest level in more than five years. Long-term interest rates continued to decline due to global economic weakness and geopolitical uncertainties.

As the equity market continued its overall upward trajectory, we opportunistically trimmed holdings within the utilities and consumer staples sectors on strength, decreasing our overall equity exposure from the prior year. Overall, we continue to believe that the attractiveness of the U.S. equity market has diminished, given that equity valuations are relatively expensive compared to historical averages. However, we found select opportunities to continue building our overweight position in the health care sector. We continued to maintain significant exposure to covered calls, which give us the benefits of owning a stock while providing downside protection.

Since the end of 2013, our overall weight within fixed income marginally decreased, as it remained challenging to find reasonable risk/reward opportunities. We eliminated our holdings in 10-year U.S. Treasuries in the fourth quarter, as long-term interest rates continued to decline due to global economic weakness and geopolitical uncertainties. High yield bonds, which remain our largest fixed income sector, benefited in the first half of the year from the yield advantage relative to investment-grade bonds, low default rates, and the financial strength of most high yield issuers. More recently, however, credit spreads widened as falling oil prices weighed on energy sector bonds, the largest segment of the high yield market. The health care sector drove relative performance due to both stock selection and a sizable overweight position, with Allergan and Zoetis making significant contributions. On the downside, the industrials and business services sectors detracted from relative results due to both stock selection and an overweight position, including holdings in United Technologies.

While the macroeconomic landscape improved considerably in the U.S., industry fundamentals continued to worsen in general, and earnings expectations for many companies appear overly optimistic. Within the fixed income market, yield spreads are significantly compressed compared with historical levels, aside from the high yield space. With the extended market advance, the portfolio remains more conservatively positioned, and we believe exposed to less cyclicality, bearing in mind our commitment to capital preservation. As always, we remain focused on finding the best risk-adjusted opportunities across asset classes in an attempt to generate equity-like returns over the long term with less overall risk than the all-equity index.

Intermediate

Penn Mutual Asset Management, Inc.

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2004 — December 31, 2014

An investment of $10,000 in the Flexibly Managed Fund on December 31, 2004 would have grown to $23,019. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the S&P 500 Index, during the same period. A $10,000 investment in the S&P 500 Index on December 31, 2004 would have grown to $20,944.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/14

	1 Year	5 Year	10 Year
Flexibly Managed Fund	12.09%	13.04%	8.69%
S&P 500 Index	13.69%	15.45%	7.67%
Bank of America ML Corporate/Government Index	6.48%	4.79%	4.73%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/14

Percent of Total Investments[2]
Fixed Income	23.8%
Health Care	19.3%
Financials	13.8%
Industrials	13.2%
Technology	9.4%
Consumer Discretionary	9.0%
Consumer Staples	3.8%
Energy	3.3%
Utilities	3.1%
Materials & Processing	0.7%
Telecommunications	0.6%

100.0%

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Balanced Fund

The Penn Series Balanced Fund returned 9.65% for the twelve-month period ending December 31, 2014, compared to its benchmarks, the S&P 500 Index’s return of 13.69% and the Barclays Capital U.S. Aggregate Bond Index’s return of 5.97% for the same time period.

The Balanced Fund is comprised of a target allocation of 60% to an equity fund and 40% to a fixed income fund. The equity allocation of the Fund is comprised of the Penn Series Index 500 Fund which seeks a total return that corresponds to that of the S&P 500 Index. The fixed income allocation of the Fund consists of an allocation to the Penn Series Quality Bond Fund.

At the broad asset class level, the Balanced Fund’s equity allocation performed in line with its broad equity benchmark the S&P 500 Index for the one-year period. The Fund’s fixed income allocation slightly underperformed the Barclays Capital U.S. Aggregate Bond Index for the one-year time period. Weighing on the fixed income allocation of the Fund was the more conservative composition of the underlying individual fixed income fund versus the broad market Index during the first half of the year.

Penn Mutual Asset Management, Inc.

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2014

An investment of $10,000 in the Balanced Fund on August 25, 2008 would have grown to $16,794. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the S&P 500 Index and the Barclay’s Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the S&P 500 Index on August 25, 2008 would have grown to $18,317. A $10,000 investment in the Barclay’s Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $13,657.

Average Annual Total Returns1 as of 12/31/14

	1 Year	5 Year	Since Inception[2]
Balanced Fund	9.65%	10.77%	8.50%
S&P 500 Index	13.69%	15.45%	10.00%
Barclays Capital U.S. Aggregate Bond Index	5.97%	4.45%	5.03%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Asset Allocation Target as of 12/31/14

Index 500	60.0%
Intermediate Bonds	40.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Growth Stock Fund

The Penn Series Large Growth Stock Fund returned 8.36% for the twelve-month period ending December 31, 2014, compared to the 13.05% return for its benchmark, the Russell 1000 Growth Index.

Overall, stock selection was the reason for relative underperformance during the year. Consumer discretionary, information technology, and energy were the largest relative detractors. Health care, materials, and financials were the leading outperformers.

U.S. equities rose in 2014 for the sixth consecutive year, as the U.S. economy recovered strongly from a first-quarter weather-related contraction. Falling long-term interest rates, solid employment growth, favorable corporate earnings, and expanded stimulus measures by major non-U.S. central banks were also supportive. Stagnant global growth, heightened geopolitical tensions due to U.S. and European Union (EU) sanctions against Russia for its actions in Ukraine, and unrest in the Middle East weighed on stock prices. Large-cap stocks reached new highs in December, as large- and mid-caps significantly outpaced small-caps for the year, as measured by various Russell indexes. Value stocks outperformed growth among large- and mid-caps, while growth outpaced value among small-caps.

Consumer discretionary was the leading detractor, mainly driven by stock selection but significant overweighting also hurt results. Amazon.com reported impressive revenue and unit growth but recorded minimal profits due to an ongoing investment cycle. The company is investing heavily in distribution, cloud computing, streaming video content, hardware, and other initiatives. We have maintained our position given the company’s dominant retail presence and continued growth with its cloud platform Amazon Web Services.

Information technology detracted largely on stock selection. Despite strong revenue growth, Google’s profits have disappointed investors. The company has invested heavily in additional data center capacity and acquisitions, while hiring rates have also accelerated. We continue to like Google for its nimble and innovative management team and its position as the dominant Internet search engine.

Stock selection also led to underperformance by energy, despite a beneficial underweighting. Range Resources, a U.S. oil and gas company, notably disappointed amid falling petroleum prices.

Health care was the leading outperformer, on both stock selection and helpful overweighting of the strongest performer in the benchmark. Shares of Vertex Pharmaceuticals soared in June on news that the company’s cystic fibrosis treatment met its primary endpoint in Phase III trials. The company plans to submit for regulatory approval in both the United States and Europe in the near term.

Materials was an outperformer mainly due to stock selection. Paint manufacturer and retailer Sherwin-Williams is experiencing strong growth from a combination of commercial demand, home construction, and existing home sales. The Comex Group, which it acquired in 2013, is performing ahead of expectations. The company is well positioned as the leading U.S. paint producer, generating most of its sales through its own stores

We expect the equities environment to remain favorable in 2015, barring an exogenous event. China still poses some risk, and it is possible that the eurozone’s sluggish economy and struggle with deflation will linger for longer than expected. On a positive note, we believe that commodities prices and inflation will remain contained; interest rates will stay low, even allowing for some monetary tightening by the Federal Reserve; and the earnings outlook for various sectors appears promising. We are focusing on what we call “all-season” growth companies—those with the ability to grow earnings regardless of macroeconomic conditions.

Penn Mutual Asset Management, Inc.

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

December 31, 2004 — December 31, 2014

An investment of $10,000 in the Large Growth Stock Fund on December 31, 2004 would have grown to $22,391. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on December 31, 2004 would have grown to $22,590.

Average Annual Total Returns1 as of 12/31/14

	1 Year	5 Year	10 Year
Large Growth Stock Fund	8.36%	15.53%	8.39%
Russell 1000 Growth Index	13.05%	15.81%	8.49%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/14

Percent of Total Investments[2]
Consumer Discretionary	27.0%
Technology	26.7%
Health Care	18.5%
Industrials	13.7%
Financials	6.6%
Consumer Staples	2.7%
Energy	2.2%
Materials & Processing	2.0%
Telecommunications	0.6%

100.0%

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Cap Growth Fund

The Penn Series Large Cap Growth Fund returned 11.29% for the twelve-month period ending December 31, 2014, compared to the 13.05% return for its benchmark, the Russell 1000 Growth Index.

Early in the period, U.S. equities suffered what proved to be a temporary setback due to concerns over emerging markets as well what was perceived at the time to be a pause in U.S. economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed U.S. Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the U.S., coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the U.S. equity market was trading close to all-time highs and U.S. Treasury yields were close to their lows for the period.

Stock selection in the information technology sector was a primary detractor from performance relative to the Index. The Fund’s underweight position in computer and personal electronics maker Apple and an overweight position in internet search giant Google held back relative results. Additionally, not owning shares of software company Microsoft and social networking provider Facebook also weighed on relative returns.

In the industrials sector, weak stock selection hampered relative performance. Not owning strong-performing railroad and freight transportation company Union Pacific and an overweight position in building systems and aerospace products and services provider United Technologies, dampened relative returns.

Stock selection in the health care sector also hurt relative results. However, there were no individual stocks within this sector that were among the Fund’s largest relative detractors during the period. Elsewhere, overweight positions in global media company Discovery Communications and asset management firm Franklin Resources, as well as holdings in international food producer Danone (France) and the world’s largest luxury goods company LVMH (France) held back relative performance.

An underweight position in the energy sector was a positive factor for relative performance. However, there were no individual stocks within this sector that were among the portfolio’s largest relative contributors during the period. Stock selection in the consumer discretionary sector also aided relative results. Within this sector, not owning internet retailer Amazon, and holdings of strong-performing media firm Time Warner boosted relative returns.

Stocks in other sectors that contributed to relative performance included overweight positions in drugstore retailer CVS Health, animal health products manufacturer Zoetis, paint and coating manufacturer Sherwin-Williams and data storage systems provider EMC, as well as holdings of sensors and controls manufacturer Sensata Technologies and semiconductor manufacturer Taiwan Semiconductors (Taiwan). Additionally an underweight position in computer products and services provider International Business Machines (IBM) and not owning shares of telecommunications company Verizon Communications added to relative return.

Penn Mutual Asset Management, Inc.

Investment Adviser

MFS Investments

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

December 31, 2004 — December 31, 2014

An investment of $10,000 in the Large Cap Growth Fund on December 31, 2004 would have grown to $13,443. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on December 31, 2004 would have grown to $22,590.

Average Annual Total Returns1 as of 12/31/14

	1 Year	5 Year	10 Year
Large Cap Growth Fund	11.29%	9.63%	3.00%
Russell 1000 Growth Index	13.05%	15.81%	8.49%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/14

Percent of Total Investments[2]
Technology	26.3%
Consumer Discretionary	17.2%
Healthcare	15.9%
Consumer Staples	15.2%
Industrials	13.7%
Materials & Processing	4.5%
Financials	4.0%
Energy	3.2%

100.0%

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Core Growth Fund

The Penn Series Large Core Growth Fund returned 7.73% for the twelve-month period ending December 31, 2014, compared to the 13.05% return for its benchmark, the Russell 1000 Growth Index for the same time period.

In the consumer discretionary sector, Amazon.com has suffered with concerns over capital spending in the e-commerce industry. In addition, despite continued strength in revenue growth investors have grown concerned with larger-than-expected investments delaying profits and price competition for Amazon Web Services. We are staying the course as Amazon will continue to increase market share in each of its main businesses and the long term profit potential and rapidly growing revenue base will drive the stock higher. The gaming market in Macau has been a growth driver for stocks such as Las Vegas Sands. However, sentiment related to the Macau market turned negative in 2014 as the Chinese government began a corruption crackdown on gaming practices. While the company reported an inline quarter with better than expected margins in Macau, the recent negative headlines have weighed on the stock.

Consistent with past periods, our fundamentally based investment process is challenged when stock prices are driven by macroeconomic factors rather than company specific fundamentals. Within the energy sector, this dynamic was apparent during the fourth quarter as crude oil prices continued their precipitous fall, perpetuating the dramatic selloff in energy stocks that began last quarter. The sector’s recent performance, however, left little doubt that investors are treating many energy companies as proxies for oil prices. Portfolio holdings such as Antero Resources and Pioneer Natural Resources, both of which detracted materially from quarterly performance, are examples of this disconnect. Given the high degree of global factors impacting oil prices, we are monitoring developments closely and staying disciplined with a focus on company specific fundamentals.

In the consumer staples space, shares of Constellation Brands rose sharply as the company’s acquisition of the U.S. distribution rights and production facilities of certain beer brands owned by Groupo Modelo, (including Corona) materially improved the growth profile of the company.

Within health care, shares of Alexion Pharmaceuticals rose in the period as the company’s results were better than expected. The company’s core drug, Soliris, is used to treat rare blood disorders. We believe revenue growth will continue to surprise as the company executes within its approved indications, gains access to new geographies, and develops additional indications for Soliris. Shares of AbbVie added to returns after reporting better than expected results and raising full year earnings guidance. The strong results were driven by improved sales of the company’s anti-inflammatory drug Humira and positive news around AbbVie’s hepatitis C drug regimen.

Looking toward 2015, the outlook for U.S. stocks is somewhat muddied. The U.S. economy is clearly moving forward, and the year ended with rising optimism around consumer confidence. The elixir of falling gas prices, a healthier job market, stable home values, and stronger U.S. dollar is having a positive impact. We are not, however, fully convinced the U.S. economy is about to shift into high gear. As has become increasingly apparent, global economies are highly interconnected.

The Fund remains levered to growth characteristics that have been temporarily left behind. With investors seeking safety, relative valuation multiples of many of our names have compressed even as earnings growth revisions have risen. Many of our holdings have true pricing power, are benefiting from consolidation, are expanding capacity, and taking market share. They are run by innovative management teams with long-term growth outlooks. We continue to have conviction in these holdings and remain comfortable with the resulting high level of active share they produce.

Penn Mutual Asset Management, Inc.

Investment Adviser

Wells Capital Management

Investment Sub-Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2014

An investment of $10,000 in the Large Core Growth Fund on August 25, 2008 would have grown to $16,078. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on August 25, 2008 would have grown to $19,248.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/14

	1 Year	5 Year	Since Inception[2]
Large Core Growth Fund	7.73%	13.96%	7.76%
Russell 1000 Growth Index	13.05%	15.81%	10.86%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Portfolio Composition as of 12/31/14

Percent of Total Investments[3]
Technology	31.5%
Consumer Discretionary	22.5%
Healthcare	18.1%
Financials	9.6%
Industrials	8.5%
Energy	4.7%
Telecommunications	1.8%
Consumer Staples	1.7%
Materials & Processing	1.6%

100.0%

[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Cap Value Fund

The Penn Series Large Cap Value Fund returned 11.31% for the twelve-month period ending December 31, 2014, compared to the 13.45% return for its benchmark, the Russell 1000 Value Index.

Within this market environment, strong stock selection in the health care and materials sectors contributed most to positive performance but was not enough to offset stock selection in the information technology sector. Despite our underweight, the energy sector also was detrimental to overall return due to commodity price pressures.

On an individual basis, Forest Laboratories, Covidien PLC and United Healthcare contributed most to return. Forest Laboratories, a pharmaceutical company, was the best absolute performer; as a result of its acquisition by Actavis Plc. Forest Laboratories was an attractive takeover candidate due its strong balance sheet and decent pipeline. The deal is expected to be very accretive due to operating and tax synergies, which should be realized within the next three years. In another acquisition, Medtronic’s offer to purchase Covidien, a global medical equipment company, for a combination of cash and stock caused a positive appreciation of Covidien’s shares. U.S. managed care company United Health’s management team hosted an upbeat investor meeting in the fourth quarter, which led analysts to believe the company will be able to offset increasing cost and utilization trends.

Noble Energy, Terex Corporation and Sanofi detracted the most from performance. In addition to commodity price pressure, Noble, an independent exploration and production company, also suffered from news that the Israeli government was considering renegotiating some rights that the company has to a large offshore gas field. Terex, a diversified global manufacturer, also underperformed due to a poor earnings report. Despite solid revenue growth, the company’s margins were weak on a combination of new product investments, poor execution and higher sales of lower margin products than has been typical. Sanofi, a France-based global pharmaceutical company, surprised analysts with poor earnings guidance for 2015, due to lower expected earnings from one of its largest drugs, followed by the firing of its well-liked CEO.

Looking forward, active managers could experience another difficult year if interest rates remain depressed. We are underweight in utilities and real estate investment trusts (REITs) because we believe valuations are unattractive and should remain so. We believe opportunities may present themselves in the consumer discretionary space for a variety of reasons: pent up demand, income and unemployment trends, and falling energy prices. We maintain a roster of potential investment opportunities where we are waiting for better valuations before initiating positions. In this environment, a market correction is likely and could be a buying opportunity. However, the correction and subsequent bounce in October may cause the next selloff to be shallower as investors are poised for the correction. As always, we assess opportunities as defined by our risk/rewards, regardless of the direction of the markets.

Penn Mutual Asset Management, Inc.

Investment Adviser

Loomis, Sayles & Co.

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2004 — December 31, 2014

An investment of $10,000 in the Large Cap Value Fund on December 31, 2004 would have grown to $17,232. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Value Index, during the same period. A $10,000 investment in the Russell 1000 Value Index on December 31, 2004 would have grown to $20,232.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/14

	1 Year	5 Year	10 Year
Large Cap Value Fund	11.31%	13.01%	5.59%
Russell 1000 Value Index	13.45%	15.42%	7.30%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/14

Percent of Total Investments[2]
Financials	26.7%
Healthcare	16.3%
Consumer Discretionary	11.2%
Technology	10.9%
Industrials	10.1%
Energy	9.6%
Consumer Staples	5.0%
Materials & Processing	4.4%
Utilities	3.3%
Telecommunications	2.5%

100.0%

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Core Value Fund

The Penn Series Large Core Value Fund returned 11.29% for the twelve-month period ending December 31, 2014, compared to the 13.45% return for its benchmark, the Russell 1000 Value Index for the same time period.

Investor uncertainty regarding the Fed Reserve’s (the Fed) timetable for rising interest rates added to general market volatility during the period, but the Fed’s continued low interest rate policy was a tailwind for U.S. stock valuations. On the employment front, the U.S. economy benefited from continued job market gains, with the U.S. unemployment rate continuing its descent from financial crisis highs. The sharp decline in oil prices, a headwind for many companies operating in the Energy sector, provided a boost to disposable income levels for consumers.

The Fund’s underperformance relative to the Index was largely due to unfavorable sector allocation results, particularly the Fund’s modest overweight to the underperforming energy sector, and stock selection decisions in the information technology and financials sectors.

The best performing Index sectors were information technology, utilities, and health care, while the weakest were energy, telecommunication services, and industrials sectors. The Index and the Fund both delivered positive returns in nine of the ten sectors, with energy representing the loan sector generating a negative return.

Unfavorable stock selection in the information technology and financials sectors was the biggest detractor from the Fund’s relative performance. A modest overweight in the lagging energy sector also detracted from relative performance. At the individual stock level, overweight positions in oil and gas production companies Occidental Petroleum and Devon Energy were the biggest individual stock detractors from the Fund’s performance versus the Index.

Within health care, exposure to two large multinational pharmaceutical companies, Roche Holding and Sanofi, weighed on the Fund’s performance relative to the Index. Elsewhere, the Fund’s holding in agribusiness company Syngenta and not owning Berkshire Hathaway, one of the largest constituents of the Index, which delivered strong performance over the period, hurt relative performance.

Stock selection within the consumer staples and materials sector contributed to relative performance. At the individual stock level, the Fund’s exposure to biopharmaceutical company Shire was the top individual stock contributor to relative performance. Strong performance from the Fund’s position in supermarket chain Kroger aided the Fund’s performance versus the Index. Elsewhere, overweight positions in Home Depot, Delta Air Lines, and Altria buoyed relative performance results.

In 2015, investors will be closely watching the Fed for signals regarding the long anticipated increase in short-term interest rates. Strong gains by U.S. stocks in the fourth quarter of 2014 may indicate that investors have already priced in the expected modest hike in rates. Other observers expect stocks to pull back in early 2015 following their sharp run-up, particularly with equity valuations elevated in many cases.

The possible extent of any further oil price declines will also bear watching, as will the potential impact of weak overseas economies on U.S. economic growth. In China, the recent stock market surge has led to worries about speculative excess. Observers will also continue to monitor Europe and Japan for any signs that government stimulus programs may be reigniting their lagging economies. In addition, Russia’s struggling, energy-reliant economy may remain a source of concern.

Depending on how these and other issues play out in the coming months, equity markets could experience periodic bouts of volatility. As always, we are committed to identifying companies with strong franchises and growth prospects and intend to maintain our discipline of investing in such companies only at what we regard as attractive valuations.

Penn Mutual Asset Management, Inc.

Investment Adviser

Eaton Vance Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

August 25, 2008 — December 31, 2014

An investment of $10,000 in the Large Core Value Fund on August 25, 2008 would have grown to $15,045. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Value Index, during the same period. A $10,000 investment in the Russell 1000 Value Index on August 25, 2008 would have grown to $17,730.

Average Annual Total Returns1 as of 12/31/14

	1 Year	5 Year	Since Inception[2]
Large Core Value Fund	11.29%	12.05%	6.64%
Russell 1000 Value Index	13.45%	15.42%	9.43%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Portfolio Composition as of 12/31/14

Percent of Total Investments[3]
Financials	28.3%
Healthcare	14.3%
Energy	12.0%
Technology	10.3%
Industrials	8.7%
Consumer Staples	7.8%
Utilities	6.5%
Consumer Discretionary	5.3%
Materials & Processing	4.0%
Telecommunications	2.8%

100.0%

[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Index 500 Fund

The Penn Series Index 500 Fund returned 13.25% for the twelve-month period ending December 31, 2014, compared to the 13.69% return for its benchmark, the S&P 500 Index.

The opening quarter of 2014 offered investors plenty of worthwhile return opportunities, but progress was not without pitfalls, and the best results arrived in unlikely corners of the marketplace. Against expectations of continued steady improvement in global economic growth, the first quarter delivered a harsh U.S. winter, downbeat economic signals in China, and Russian bellicosity in Ukraine. Even though activity prospects for the whole of 2014 remained relatively bright, weakness in consumer plays restrained equity returns and several defensive segments performed well. The U.S. Federal Reserve followed through with its plans to begin a steady reduction in asset purchases, but short-term bond yields saw narrow movement and longer-term yields underwent notable declines. Despite concerted accommodation rhetoric at both the European Central Bank and the Bank of Japan, the U.S. dollar struggled during the quarter, and agricultural commodities led resource prices higher. Even emerging market currencies ultimately gained traction, rallying in March as credit conditions eased further and outflows from developing countries began to ebb. While global equity markets followed up their tremendous 2013 finish with modest additional returns in the opening stanza of 2014, the biggest winners in the first quarter were late 2013 laggards, including long-duration bonds, real estate investment trusts, precious metals, and a selection of smaller equity markets in Europe and Asia.

After an initial lift as the second quarter got underway, equities worldwide began once again to struggle with the possibility that growth in 2014 might not evolve as robustly as anticipated. The International Monetary Fund (IMF) contributed further to the uncertainty when it released its updated economic outlook.

July got off to a good start as equities responded favorably to the July 3rd U.S. Non-Farm Payroll report with the Dow Jones Industrial Average crossing 17,000 for the first time ever. However, the optimism was short lived as fighting started in Gaza between the Israeli army and Hamas, and banking fears in Europe were re-ignited as shares of Portugal’s largest bank, Espirito Santo, plunged amid concerns that the bank would have troubles paying off its debts. Then, Malaysian Airlines flight 17 was shot down over eastern Ukraine, leading to a further escalation of tensions between the West and Russia. European shares tumbled on the expectation that further economic sanctions could cripple the fragile Russian economy which might, in turn, prompt retaliation from Putin.

The fourth quarter began as the third quarter ended with stocks sliding and bond markets rallying. The IMF cut its global growth forecasts and interest rates moved lower. Oil traded to new lows, only to move much lower later in the quarter, on a perceived lack of demand which only added to fears that growth is not materializing. Reports continued to flow out of Syria and Iraq about ISIS advances in the region. U.S. airstrikes seemed to have stemmed the advances, but ISIS continues to hold large swaths of the region. From September 30th to October 15th, the S&P 500 Index was down 5.5% and MSCI EAFE was off 6.45%. In the middle of the month, U.S. banks began reporting better than expected earnings which helped turn the equity rout around. Fed Vice-Chair Fischer helped improve sentiment when he said, “If foreign growth is weaker than anticipated, the consequences for the US economy could lead the Fed to remove accommodation more slowly than otherwise.” The S&P 500 began a dramatic rally and closed out the second half of the month with a rise of 8.1% to end the month up 2.44%.

Penn Mutual Asset Management, Inc.

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2004 — December 31, 2014

An investment of $10,000 in the Index 500 Fund on December 31, 2004 would have grown to $20,603. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the S&P 500 Index, during the same period. A $10,000 investment in the S&P 500 Index on December 31, 2004 would have grown to $20,944.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/14

	1 Year	5 Year	10 Year
Index 500 Fund	13.25%	15.07%	7.50%
S&P 500 Index	13.69%	15.45%	7.67%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/14

Percent of Total Investments[2]
Technology	19.6%
Financials	16.7%
Healthcare	14.2%
Consumer Discretionary	12.1%
Industrials	10.4%
Consumer Staples	9.8%
Energy	8.5%
Materials & Processing	3.2%
Utilities	3.2%
Telecommunications	2.3%

100.0%

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Cap Growth Fund

The Penn Series Mid Cap Growth Fund returned 9.49% for the twelve-month period ending December 31, 2014, compared to the 11.90% return for its benchmark, the Russell Midcap Growth Index.

Overall stock selection contributed strongly to relative performance during the first quarter, with selections within the technology and consumer staples sectors contributing the most to the Fund’s overall outperformance. Detractions to relative returns in the first quarter were small in amplitude and were from a diverse swatch of holdings within the financial services, consumer discretionary, and utilities sectors.

The single largest contributor to the Fund for the first quarter was Beam Inc. NXP Semiconductors in the technology sector was the second largest contributor for the quarter. Within the consumer discretionary sector, Delta Air Lines, and Kate Spade provided positive contributions.

Stock selection in financial services hindered performance during the first quarter in relative and absolute terms although the magnitude was not great. IntercontinentalExchange Group, a leading operator of regulated exchanges and clearing houses, pulled back and was the largest detractor to the Fund in the first half of the year.

The commentary provided above was from the former sub-adviser of the Fund, Turner Investments who was the manager of the Fund until May 1, 2014.

The manager primarily emphasizes a bottom-up approach and may look at a number of factors in its consideration of a company. These include new or innovative products or services, adaptive or creative management, strong financial and operational capabilities to sustain growth, market potential, profit potential, and stable and consistent revenue, earnings, and cash flow.

Consistent with the strategy’s philosophy and process, the majority of performance in the second half of the year was driven by individual stock selection as opposed to sector bets versus the Index.

Stock selections in the industrials and energy sector accounted for the bulk of the shortfall in return compared to the Index. More specifically within industrials, Flowserve and Jacobs Engineering struggled because of concerns about their business with customers in the energy industry.

The Fund’s energy names were weak across the board due to the swift decline in the price of oil since June, and especially within the fourth quarter. This was a punishing moment for the group generally and the Fund’s names specifically. The largest negative contribution for the period came from the names owned with exposure to domestic shale oil drilling in the Bakken region, and also natural gas exposed names.

Strong stock selection in the Fund’s health care, and consumer-related sectors were positive for performance for the period. The Fund had many strong performers in the health care sector which propelled the Fund to beat the Index in this category. Select information technology stocks also performed well. These included Electronic Arts, which we added to the Fund early in the year, as well as F5 Networks.

The top three securities detracting from performance for the period were Oasis Petroleum, Continental Resources and Southwestern Energy. The top three securities contributing to the Fund’s performance were Electronic Arts, Intuitive Surgical and Limited.

The commentary provided above is from the current sub-adviser of the Fund, Ivy Investment Management who became the manager of the Fund on May 1, 2014.

Penn Mutual Asset Management, Inc.

Investment Adviser

Ivy Investment Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

December 31, 2004 — December 31, 2014

An investment of $10,000 in the Mid Cap Growth Fund on December 31, 2004 would have grown to $21,104. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Midcap Growth Index, during the same period. A $10,000 investment in the Russell Midcap Growth Index on December 31, 2004 would have grown to $24,618.

Average Annual Total Returns1 as of 12/31/14

	1 Year	5 Year	10 Year
Mid Cap Growth Fund	9.49%	13.19%	7.76%
Russell MidCap Growth Index	11.90%	16.94%	9.43%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/14

Percent of Total Investments[2]
Consumer Discretionary	23.3%
Healthcare	20.0%
Technology	18.5%
Industrials	14.4%
Financials	9.4%
Consumer Staples	6.4%
Energy	6.0%
Materials & Processing	2.0%

100.0%

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Cap Value Fund

The Penn Series Mid Cap Value Fund returned 13.67% for the twelve-month period ending December 31, 2014, compared to the 14.75% return for its benchmark, the Russell Midcap Value Index.

In many ways, it appears to us that idyllic conditions may exist for the domestic equity markets. Gross Domestic Product (GDP) growth is accelerating with little, if any, inflationary pressures. Interest rates remain low and consumer and business confidence is increasing. Declining energy prices are a positive for both the consumer and for U.S. manufacturing. The consumer balance sheet is strong and cash flow is increasing due to improved employment, increased average hourly earnings, and lower interest rates. Domestic industrial production operating rates have increased to over 80%, a level that in the past has triggered increased capital spending. Finally, corporate balance sheets are very liquid and management teams have been returning record amounts of cash to investors.

We continue to focus on high-quality, cash-generating franchises that are selling at significant discounts to our estimates of intrinsic value. For the most part, our mid-cap companies are domestically focused, which is beneficial with the dollar strengthening. We continue to position the Fund for stronger domestic growth, as it is clear to us that foreign growth is slowing and the U.S. economy has decoupled from the rest of the world.

For calendar year 2014, the Fund benefited from our overweight positions in the consumer and technology sectors. In the consumer area, the acquisition of one of our holdings in the consumer staples sector, a food and drug retailer (our largest position at the time), by a private equity firm helped performance. The market also recognized the steady and growing cash generating characteristics of another of our consumer staples companies engaged in the pharmacy health care business. One of our technology companies, a designer, developer, manufacturer and marketer of proprietary semiconductor products, was a large contributor as the market reacted positively to the company’s growing earnings and cash flow, due in part to its increasing chip content on the new iPhones.

For the year, our underweights in the financial services and the utilities sectors detracted from performance as both these sectors benefited from the surprising decline in interest rates during the year. With interest rates expected to rise during 2015, and the utilities sector selling at record high P/E’s, we would expect our underweights to help performance during 2015.

Our lagging investments in the Fund during the year included an engineering company, a manufacturer of perfumes and beauty products, and a fashion retailer. We continue to hold the engineering company as the new CEO has announced a major restructuring that we believe could benefit shareholders. We also maintain our position in the fashion retailer, as a private equity firm is exploring a buyout of the company, but eliminated our position in the perfume and beauty products manufacturer as our investment thesis for the company changed.

Despite the fact that equities in the mid-cap area are not as cheap as they were several years ago, we continue to identify quality franchises with strong balance sheets and robust free cash flow generation. With the domestic economy accelerating, we believe that earnings and cash flow could continue to improve during 2015. The likelihood of higher interest rates sometime in 2015 could create a more volatile investing environment, which could favor our bottom-up stock picking. We anticipate merger and acquisition activity to accelerate due to the availability of inexpensive financing, excess cash on balance sheets and continued activist activity. Our franchise companies are often beneficiaries of this activity.

Penn Mutual Asset Management, Inc.

Investment Adviser

Neuberger Berman Management

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2004 — December 31, 2014

An investment of $10,000 in the Mid Cap Value Fund on December 31, 2004 would have grown to $21,161. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Midcap Value Index, during the same period. A $10,000 investment in the Russell Midcap Value Index on December 31, 2004 would have grown to $24,629.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/14

	1 Year	5 Year	10 Year
Mid Cap Value Fund	13.67%	16.02%	7.78%
Russell MidCap Value Index	14.75%	17.43%	9.43%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/14

Percent of Total Investments[2]
Industrials	22.7%
Technology	18.4%
Financials	16.1%
Consumer Discretionary	14.1%
Utilities	8.1%
Energy	7.2%
Health Care	4.8%
Materials & Processing	4.0%
Consumer Staples	3.6%
Telecommunications	1.0%

100.0%

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Core Value Fund

The Penn Series Mid Core Value Fund returned 16.37% for the twelve-month period ending December 31, 2014, compared to the 14.75% return for its benchmark, the Russell Midcap Value Index.

Security selection among information technology names contributed to relative results. In the information technology sector, Applied Materials enhanced relative results. The semiconductor equipment maker saw fundamentals improve across the industry in the wake of technology changes in semiconductor and memory manufacturing. The company continues to focus on improving its margins, market share, and research and development productivity.

In the industrials sector, security selection enhanced relative performance, though some of the gain was offset by a detrimental overweight in the sector. Security selection and an underweight in the machinery segment drove contribution from the sector. Waste management company Republic Services helped results. The stock appreciated as an improving economy drove volume growth for the company. The company also benefited from solid execution by management and the team finds the stock’s valuation attractive. A position in Clean Harbors was added. The company is an environmental waste services franchise in an industry with substantial barriers to entry. Recent execution issues, bad capital allocation decisions, and poor end market conditions have weighed on the stock, creating an attractive opportunity to invest in what the team believes is a high quality company.

The industrials sector was also the source of some top detractors for the Fund. Industrial conglomerate name Koninklijke Philips NV declined after losing a patent infringement case and being ordered to pay a large settlement to Masimo Corp.

The energy sector was a contributor to relative returns overall. In particular, lack of exposure to Seadrill was helpful as crude oil plunged during the fourth quarter. However, many of the Fund’s energy holdings were also negatively impacted by falling oil prices, including Apache Corporation and Imperial Oil. Weaker-than-expected demand from non-U.S. markets, higher-than-anticipated supply from North American shale formations, and OPEC’s unwillingness to curtail production in the wake of falling prices all drove weakness in crude oil price.

Overweights in the health care and consumer staples sectors also contributed to relative performance. Merger and acquisition activity served as a tailwind for several of the Fund’s holdings. In the consumer staples sector, Hillshire Brands was a top contributor for the Fund. Its share price appreciated when it announced it was being acquired by Tyson Foods, and the team exited the position. Health care company CareFusion appreciated after accepting a buyout offer from Becton, Dickinson and Company at a nearly 30% premium to where the stock was trading at the time of the offer.

Security selection in the financials sector was the greatest detractor from relative performance. The Fund remained significantly underweight in REITs, as the team finds valuations unattractive amid continued low interest rates.

In the materials sector, security selection weighed on relative returns, though some of the detraction was offset by the Fund’s underweight to the sector. Global aluminum fabricator Constellium NV detracted as an acquisition increased its debt burden. Additionally, the company announced its intent to increase capacity over the next three years, which could limit its free cash flow generation. The Fund exited its position in the stock.

The team continues to follow its disciplined, bottom-up process, selecting companies one at a time for the Fund. As of December 31, 2014, the team sees opportunity in industrials, consumer staples, and energy, as reflected by the Fund’s overweight positions in these sectors relative to the benchmark. Fundamental analysis and valuation work have led to smaller relative weightings in financials, consumer discretionary, and materials stocks.

Penn Mutual Asset Management, Inc.

Investment Adviser

American Century Investment Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

December 31, 2004 — December 31, 2014

An investment of $10,000 in the Mid Core Value Fund on December 31, 2004 would have grown to $19,634. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Midcap Value Index, during the same period. A $10,000 investment in the Russell Midcap Value Index on December 31, 2004 would have grown to $24,629.

Average Annual Total Returns1 as of 12/31/14

	1 Year	5 Year	10 Year
Mid Core Value Fund	16.37%	15.79%	6.98%
Russell MidCap Value Index	14.75%	17.43%	9.43%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/14

Percent of Total Investments[2]
Financials	26.8%
Industrials	13.9%
Utilities	12.0%
Health Care	11.2%
Technology	10.4%
Consumer Staples	7.6%
Consumer Discretionary	6.6%
Energy	6.4%
Materials & Processing	3.6%
Telecommunications	1.5%

100.0%

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

SMID Cap Growth Fund

The Penn Series SMID Cap Growth Fund returned 0.61% for the twelve-month period ending December 31, 2014, compared to the 7.05% return for its benchmark, the Russell 2500 Growth Index for the same time period.

Positioning in the information technology sector was a source of challenge. As investors shed higher valuation stocks earlier this year, technology holdings were particularly hard hit given innovation implicit in these stocks is often accompanied by premium valuations. Weakness was apparent in shares of Cornerstone Ondemand. The provider of talent and management software saw its shares decline after the company reported lower sales and earnings than expected. Our position in Channeladvisor came under pressure. Channeladvisor works with small businesses to aggregate products on multiple online channels, something vendors find daunting given the expanding complexities. The company beat guidance on all metrics, however, shares declined as stocks with high valuations sold off heavily during April.

Shares of industrial rail road company Kansas City Southern declined after the company’s results fell short of expectations. The company’s rail network is strategically positioned to participate in increasing trade between the U.S. and Mexico. However, regulatory concerns mandating open access on Mexican rail lines with public pricing transparency arose, which threatened KSU’s exclusivity agreements within the country. This led to a sell-off in the shares. As is consistent with our process, the increased uncertainty led us to sell our position in favor of better ideas. Digital Globe, a company that provides satellite imagery to Federal and local governments as well as private businesses, declined after geopolitical and currency factors hurt sales.

Security selection in the health care sector proved additive to returns during the year. Holdings within the biotechnology industry reconcile well with the innovation theme and were significant contributors to performance over the past year. Shares of Puma Biotechnology shot up in the as positive phase III data for the company’s breast cancer drug, Neratinib, was announced. Our position in contact lens manufacturer Cooper Companies also contributed. Cooper enjoys a large market share position and is at the forefront of the move toward daily silicone hydrogel lenses. These lenses offer consumers more comfort and convenience while being more profitable for manufacturers. In July, the company announced the acquisition of Sauflon, a competitor in the daily lens market, thereby enhancing its position in this market.

Looking toward 2015, the outlook for U.S. stocks is somewhat muddied. The U.S. economy is clearly moving forward, and the year ended with rising optimism around consumer confidence. We are not, however, fully convinced the U.S. economy is about to shift into high gear. As has become increasingly apparent, global economies are highly interconnected. The ripples from a rising U.S. dollar, fears of global deflation, and a massive collapse in commodity prices top the list of global economic issues that remain unresolved.

In this environment, the dilemma of a style pure growth manager is assessing how long an anomalous period will last. Almost any off benchmark bet, be it down market cap, cyclically exposed, long duration growth, or internationally exposed, hurt relative performance in 2014. Chasing index positions or stretching our valuation discipline would compromise our process and is simply not an option. So despite last year’s relative underperformance, we think it’s critical to not follow the herd. We will instead closely distinguish between fads and fundamentals. The push for yield and rewards for financial engineering is in our view, an unsustainable condition. Therefore, we must stay the course with discipline around our time tested investment process as a catalyst will eventually emerge to shake capital in a new direction.

Penn Mutual Asset Management, Inc.

Investment Adviser

Wells Capital Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

August 25, 2008 — December 31, 2014

An investment of $10,000 in the SMID Cap Growth Fund on August 25, 2008 would have grown to $19,759. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2500 Growth Index, during the same period. A $10,000 investment in the Russell 2500 Growth Index on August 25, 2008 would have grown to $19,676.

Average Annual Total Returns1 as of 12/31/14

	1 Year	5 Year	Since Inception[2]
SMID Cap Growth Fund	0.61%	14.55%	11.31%
Russell 2500 Growth Index	7.05%	17.27%	11.24%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Portfolio Composition as of 12/31/14

Percent of Total Investments[3]
Technology	21.8%
Consumer Discretionary	21.8%
Industrials	21.6%
Healthcare	19.9%
Financials	5.8%
Materials & Processing	2.9%
Energy	2.7%
Telecommunications	2.3%
Consumer Staples	1.2%

100.0%

[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

SMID Cap Value Fund

The Penn Series SMID Cap Value Fund returned 9.25% for the twelve-month period ending December 31, 2014, compared to the 7.11% return for its benchmark, the Russell 2500 Value Index for the same time period.

U.S. equity markets saw strong gains in 2014 as economic recovery fuelled earnings growth. Although small-cap stocks performed well in the fourth quarter, they lagged large caps for the year as a spike in volatility in September and October drove a sell-off in assets with perceived higher levels of risk.

During the year, the Fund rose in absolute terms and outperformed its benchmark, the Russell 2500 Value Index. The outperformance was driven by strong security selection. Overall sector selection also contributed. Stock selection and an overweight position in consumer-cyclicals was the leading contributor to performance.

Individual contributors were varied by sector and included consumer-cyclical holdings, Office Depot.

The superstore chain has continued to execute well on its merger integration with OfficeMax leading to much higher cost savings than investors had expected. Other contributors included Electronic Arts, Lam Research, CDW and Health Net.

While an underweight in the energy sector contributed to performance, energy holdings were significant detractors in the quarter. A sharp drop in oil prices drove downward the share price of exploration and production companies. Our energy holdings — including Bill Barrett, Rosetta Resources and SM Energy — were also affected by investor anxiety, as weaker cash flows due to lower oil prices threatened companies’ ability to make investments necessary to grow oil production. Additional detractors included General Cable Technologies and Meritage Homes.

Looking ahead to 2015, we will continue to seek companies to add to the Fund that have the same combination of compelling valuation, strong free cash flows and significant company-level catalysts as our current holdings. While the opportunities may range across a variety of sectors, areas with greater exposure to the economic cycle are likely to be the most promising.

Penn Mutual Asset Management, Inc.

Investment Adviser

AllianceBernstein

Investment Sub-Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2014

An investment of $10,000 in the SMID Cap Value Fund on August 25, 2008 would have grown to $21,021. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2500 Value Index, during the same period. A $10,000 investment in the Russell 2500 Value Index on August 25, 2008 would have grown to $18,536.

Average Annual Total Returns1 as of 12/31/14

	1 Year	5 Year	Since Inception[2]
SMID Cap Value Fund	9.25%	16.13%	12.40%
Russell 2500 Value Index	7.11%	15.48%	10.20%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 12/31/14

Percent of Total Investments[3]
Financials	29.9%
Technology	21.8%
Consumer Discretionary	17.8%
Industrials	12.1%
Utilities	6.6%
Materials & Processing	4.3%
Healthcare	3.5%
Energy	2.7%
Consumer Staples	1.3%

100.0%

[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Growth Fund

The Penn Series Small Cap Growth Fund returned 7.76% for the twelve-month period ending December 31, 2014, compared to the 5.60% return for its benchmark, the Russell 2000 Growth Index.

We have taken a high-quality approach to investing in small-caps, and that approach paid off during year. Many of the companies in the Fund have predictable, recurring revenue streams. Our companies also typically generate a high return on invested capital and have demonstrated a proven ability to expand profit margins. We also put a great emphasis on identifying companies with sustainable competitive advantages that should help them gain market share and grow in a variety of market environments. Given our high-quality focus, we expect the Fund to produce positive results during market rallies, and to outperform the benchmark in weak or uncertain market environments, creating a smoother path to investing in small caps and a better opportunity to generate higher compounded returns over full market cycles.

At the sector level, our stock selection in the energy and materials sectors was the largest contributor to relative performance. We have placed emphasis on identifying companies within those sectors that have less commodity price sensitivity, and that helped our performance as many commodity prices fell this year. Our stock selection in the consumer discretionary and financial sectors detracted from relative performance.

SS&C Technologies was our largest contributor to absolute performance. The company provides a number of investment and financial software-enabled services to companies in the financial services industry. Most of its revenue comes from subscription services or software maintenance, which helps create a steady, recurring revenue source for the company. Strategic acquisitions made by the company in recent years have broadened its array of service offerings to financial firms and should create better cross-selling opportunities to its clients. The stock was up late in the period after SS&C announced another acquisition that should help further broaden its offering to customers.

Athlon Energy was another large contributor. We like the reserve potential of the company’s fields in the West Texas Permian Basin, but sold the stock during the period after significant gains.

While generally pleased with results this year, we did have stocks that declined and detracted from our performance. Kennametal was our largest detractor. The company makes cutting tools used in end markets serving the energy sector, and has been impacted by falling oil prices. Kennametal has also made some executional missteps, in our view. We are currently reviewing our position as we wait to see the plans of a new CEO running the company.

Graftech International was another detractor. Graftech produces graphite electrodes that go into electric arc furnaces, which is a more environmentally friendly way to produce steel than using blast furnaces. We trimmed the stock at higher levels due to concerns about the macro environment for steel consumption globally, however we believe the stock is undervalued at its current level after a meaningful selloff late in the year. Capacity in the graphite electrode industry has been reduced since 2012, which should improve pricing for graphite electrodes at some point.

Heading into the new year, valuations for small-cap stocks remain on the higher end of historical averages. We believe this investment backdrop could be beneficial for our relative performance. We have avoided many of the stocks that were driven by momentum in 2014, and believe these pockets of the market are due for multiple consolidation in the coming months or quarters. We also believe our focus on companies that have steadier, recurring earnings streams should be in favor in an environment where earnings growth is the primary driver of further stock price appreciation.

Penn Mutual Asset Management, Inc.

Investment Adviser

Janus Capital Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

December 31, 2004 — December 31, 2014

An investment of $10,000 in the Small Cap Growth Fund on December 31, 2004 would have grown to $14,875. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Growth Index, during the same period. A $10,000 investment in the Russell 2000 Growth Index on December 31, 2004 would have grown to $22,699.

Average Annual Total Returns1 as of 12/31/14

	1 Year	5 Year	10 Year
Small Cap Growth Fund	7.76%	10.67%	4.05%
Russell 2000 Growth Index	5.60%	16.80%	8.54%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/14

Percent of Total Investments[2]
Technology	32.9%
Industrials	21.0%
Healthcare	19.6%
Consumer Discretionary	14.3%
Financials	6.0%
Consumer Staples	2.3%
Materials & Processing	2.1%
Energy	1.8%

100.0%

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Value Fund

The Penn Series Small Cap Value Fund returned 7.15% for the twelve-month period ending December 31, 2014, compared to the 4.22% return for its benchmark, the Russell 2000 Value Index.

Exact Sciences, a developer of diagnostic screening products targeting the early detection and prevention of colorectal cancer, was a top contributor to returns during the year. Shares of Exact Sciences traded higher as investors gained confidence in the company’s colorectal cancer screening test, Cologuard, receiving Food and Drug Administration (FDA) approval. In August, Cologuard received FDA approval and in October, its shares spiked after Medicare officials recommended a much higher-than-anticipated reimbursement for the test.

During 2014, Parsley Energy, an exploration and production company with operations focused in West Texas, was a top detractor in the Fund. Following Parsley Energy’s initial public offering at the end of May, the company has posted impressive quarterly earnings and strong production growth. However, the recent decline in oil prices has adversely impacted the stock. Despite recent challenges, we continue to be positive on Parsley Energy’s acreage in the Midland Basin and we are constructive on the company’s potential to experience above-average reserve and production growth going forward.

During the year, we initiated a position in Berry Plastics Group, a producer of plastic products and containers mainly for companies in the consumer staples sector. We believe that the company’s new Versalite cup, a recyclable alternative to foam cups, could be a major driver of earnings over the next several years due to increasing demand and the high margin nature of the product. We also view lower oil prices as a significant tailwind for the company given that the price of plastic, the largest input for Berry Plastics Group, and oil are closely linked. We also started a position in Rice Energy, an exploration and production company based in Pennsylvania. In our view, Rice Energy’s prominent acreage in the Marcellus and Utica Shales has the potential to drive continued strong results for the company.

During the year, we exited our position in Western Refining, an independent refiner of crude oil. Overall, we believe Western Refining is led by a quality management team and we are positive on the refiner’s location in the Permian basin. Strict to our sell discipline, however, as the stock’s valuation appreciated and reached our price target, we exited the position and transitioned capital into higher conviction names within the energy sector. We exited our position in Cleco Corp., a Louisiana-based public utility holding company. We initiated our position in Cleco given our positive outlook on the company’s above-average earnings growth prospects and management’s focus on allocating free cash flow in a shareholder friendly-manner. In October, its shares rose sharply after the company announced plans to be acquired by a group of infrastructure investors. Following the announcement, we exited our position and transitioned capital into names with greater upside potential.

While we acknowledge that the potential for headwinds remain, such as geopolitical risks, we ultimately remain constructive on the direction of U.S. equity markets. Regardless of the market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies that we own and believe they have the potential to outperform relative to the broader market regardless of the growth environment. We continue to focus on undervalued companies that we believe are in control of their own future, such as innovators with differentiated products, companies with low cost structures, or ones that have been investing in their own businesses and are poised to gain market share.

Penn Mutual Asset Management, Inc.

Investment Adviser

Goldman Sachs Asset Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

December 31, 2004 — December 31, 2014

An investment of $10,000 in the Small Cap Value Fund on December 31, 2004 would have grown to $23,565. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Value Index, during the same period. A $10,000 investment in the Russell 2000 Value Index on December 31, 2004 would have grown to $19,468.

Average Annual Total Returns1 as of 12/31/14

	1 Year	5 Year	10 Year
Small Cap Value Fund	7.15%	17.19%	8.95%
Russell 2000 Value Index	4.22%	14.26%	6.89%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/14

Percent of Total Investments[2]
Financials	39.4%
Industrials	14.1%
Consumer Discretionary	11.7%
Technology	10.8%
Utilities	6.4%
Materials	5.9%
Healthcare	5.5%
Energy	3.7%
Consumer Staples	2.1%
Telecommunications	0.4%

100.0%

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Index Fund

The Penn Series Small Cap Index Fund returned 4.21% for the twelve-month period ending December 31, 2014, compared to the 4.89% return for its benchmark, the Russell 2000 Index for the same time period.

The opening quarter of 2014 offered investors plenty of worthwhile return opportunities, but progress was not without pitfalls, and the best results arrived in unlikely corners of the marketplace. Against expectations of continued steady improvement in global economic growth, the first quarter delivered a harsh U.S. winter, downbeat economic signals in China, and Russian bellicosity in Ukraine. Even though activity prospects for the whole of 2014 remained relatively bright, weakness in consumer plays restrained equity returns and several defensive segments performed well. The U.S. Federal Reserve followed through with its plans to begin a steady reduction in asset purchases, but short-term bond yields saw narrow movement and longer-term yields underwent notable declines. Despite concerted accommodation rhetoric at both the European Central Bank and the Bank of Japan, the U.S. dollar struggled during the quarter, and agricultural commodities led resource prices higher. Even emerging market currencies ultimately gained traction, rallying in March as credit conditions eased further and outflows from developing countries began to ebb. While global equity markets followed up their tremendous 2013 finish with modest additional returns in the opening stanza of 2014, the biggest winners in the first quarter were late 2013 laggards, including long-duration bonds, real estate investment trusts, precious metals, and a selection of smaller equity markets in Europe and Asia.

After an initial lift as the second quarter got underway, equities worldwide began once again to struggle with the possibility that growth in 2014 might not evolve as robustly as anticipated. The International Monetary Fund (IMF) contributed further to the uncertainty when it released its updated economic outlook.

July got off to a good start as equities responded favorably to the July 3rd U.S. Non-Farm Payroll report with the Dow Jones Industrial Average crossing 17,000 for the first time ever. However, the optimism was short lived as fighting started in Gaza between the Israeli army and Hamas, and banking fears in Europe were re-ignited as shares of Portugal’s largest bank, Espirito Santo, plunged amid concerns that the bank would have troubles paying off its debts. Then, Malaysian Airlines flight 17 was shot down over eastern Ukraine, leading to a further escalation of tensions between the West and Russia. European shares tumbled on the expectation that further economic sanctions could cripple the fragile Russian economy which might, in turn, prompt retaliation from Putin.

The fourth quarter began as the third quarter ended with stocks sliding and bond markets rallying. The IMF cut its global growth forecasts and interest rates moved lower. Oil traded to new lows, only to move much lower later in the quarter, on a perceived lack of demand which only added to fears that growth is not materializing. Reports continued to flow out of Syria and Iraq about ISIS advances in the region. U.S. airstrikes seemed to have stemmed the advances, but ISIS continues to hold large swaths of the region. From September 30th to October 15th, the S&P 500 Index was down 5.5% and MSCI EAFE was off 6.45%. In the middle of the month, U.S. banks began reporting better than expected earnings which helped turn the equity rout around. Fed Vice-Chair Fischer helped improve sentiment when he said, “If foreign growth is weaker than anticipated, the consequences for the US economy could lead the Fed to remove accommodation more slowly than otherwise.” The S&P 500 began a dramatic rally and closed out the second half of the month with a rise of 8.1% to end the month up 2.44%.

Penn Mutual Asset Management, Inc.

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2014

An investment of $10,000 in the Small Cap Index Fund on August 25, 2008 would have grown to $17,702. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Index, during the same period. A $10,000 investment in the Russell 2000 Index on August 25, 2008 would have grown to $17,857.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/14

	1 Year	5 Year	Since Inception[2]
Small Cap Index Fund	4.21%	14.91%	9.40%
Russell 2000 Index	4.89%	15.55%	9.56%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Portfolio Composition as of 12/31/14

Percent of Total Investments[3]
Financials	24.2%
Technology	17.9%
Healthcare	14.8%
Industrials	13.8%
Consumer Discretionary	13.7%
Materials & Processing	4.5%
Energy	3.5%
Utilities	3.5%
Consumer Staples	3.3%
Telecommunications	0.8%

100.0%

[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Developed International Index Fund

The Penn Series Developed International Index Fund returned –6.10% for the twelve-month period ending December 31, 2014, compared to the –4.48% return for its benchmark, the MSCI EAFE Index for the same time period.

The opening quarter of 2014 offered investors plenty of worthwhile return opportunities, but progress was not without pitfalls, and the best results arrived in unlikely corners of the marketplace. Against expectations of continued steady improvement in global economic growth, the first quarter delivered a harsh U.S. winter, downbeat economic signals in China, and Russian bellicosity in Ukraine. Even though activity prospects for the whole of 2014 remained relatively bright, weakness in consumer plays restrained equity returns and several defensive segments performed well. The U.S. Federal Reserve followed through with its plans to begin a steady reduction in asset purchases, but short-term bond yields saw narrow movement and longer-term yields underwent notable declines. Despite concerted accommodation rhetoric at both the European Central Bank and the Bank of Japan, the U.S. dollar struggled during the quarter, and agricultural commodities led resource prices higher. Even emerging market currencies ultimately gained traction, rallying in March as credit conditions eased further and outflows from developing countries began to ebb. While global equity markets followed up their tremendous 2013 finish with modest additional returns in the opening stanza of 2014, the biggest winners in the first quarter were late 2013 laggards, including long-duration bonds, real estate investment trusts, precious metals, and a selection of smaller equity markets in Europe and Asia.

After an initial lift as the second quarter got underway, equities worldwide began once again to struggle with the possibility that growth in 2014 might not evolve as robustly as anticipated. The International Monetary Fund (IMF) contributed further to the uncertainty when it released its updated economic outlook. Although European expansion prospects earned an upgrade from the previous outlook, worries about low Euro-zone inflation remained prominent. The IMF’s projections for global growth as a whole were slightly lower, with notable downgrades in forecasts for Japan.

July got off to a good start as equities responded favorably to the July 3rd U.S. Non-Farm Payroll report with the Dow Jones Industrial Average crossing 17,000 for the first time ever. However, the optimism was short lived as fighting started in Gaza between the Israeli army and Hamas, and banking fears in Europe were re-ignited as shares of Portugal’s largest bank, Espirito Santo, plunged amid concerns that the bank would have troubles paying off its debts. Then, Malaysian Airlines flight 17 was shot down over eastern Ukraine, leading to a further escalation of tensions between the West and Russia. European shares tumbled on the expectation that further economic sanctions could cripple the fragile Russian economy which might, in turn, prompt retaliation from Putin.

The fourth quarter began as the third quarter ended with stocks sliding and bond markets rallying. The IMF cut its global growth forecasts and interest rates moved lower. Oil traded to new lows, only to move much lower later in the quarter, on a perceived lack of demand which only added to fears that growth is not materializing. Reports continued to flow out of Syria and Iraq about ISIS advances in the region. U.S. airstrikes seemed to have stemmed the advances, but ISIS continues to hold large swaths of the region. From September 30th to October 15th, the S&P 500 Index was down 5.5% and MSCI EAFE was off 6.45%. In the middle of the month, U.S. banks began reporting better than expected earnings which helped turn the equity rout around. Fed Vice-Chair Fischer helped improve sentiment when he said, “If foreign growth is weaker than anticipated, the consequences for the U.S. economy could lead the Fed to remove accommodation more slowly than otherwise.” The S&P 500 began a dramatic rally and closed out the second half of the month with a rise of 8.1% to end the month up 2.44%.

Penn Mutual Asset Management, Inc.

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

August 25, 2008 — December 31, 2014

An investment of $10,000 in the Developed International Index Fund on August 25, 2008 would have grown to $11,590. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI EAFE Index, during the same period. A $10,000 investment in the MSCI EAFE Index on August 25, 2008 would have grown to $12,269.

Average Annual Total Returns1 as of 12/31/14

	1 Year	5 Year	Since Inception[2]
Developed International Index Fund	(6.10)%	4.75%	2.35%
MSCI EAFE Index	(4.48)%	5.81%	3.27%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Portfolio Composition as of 12/31/14

Percent of Total Investments[3]
Japan	21.1%
United Kingdom	18.3%
Switzerland	9.9%
France	9.2%
Germany	9.1%
Australia	7.5%
Netherlands	4.8%
Spain	3.4%
Hong Kong	3.0%
Sweden	3.0%
Italy	2.1%
Denmark	1.5%
Singapore	1.5%
Belgium	1.3%
Finland	0.9%
Ireland	0.8%
Israel	0.6%
Norway	0.6%
Luxembourg	0.4%
Austria	0.2%
New Zealand	0.2%
China	0.1%
Guernsey	0.1%
Jersey	0.1%
Portugal	0.1%

100.0%

[3]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

International Equity Fund

The Penn Series International Equity Fund returned 2.95% for the twelve-month period ending December 31, 2014, compared to the –4.48% return for its benchmark, the MSCI EAFE Index.

Contributing to performance during the period, Housing Development Finance Corporation (HDFC) is a diversified financial services company in India with a leading mortgage finance franchise. HDFC is well-placed for long-term growth as it is the leader in mortgage lending in India, with margins supported by industry-leading low costs.

HDFC Bank reported solid results, earnings were solid and retail loan growth was encouraging. HDFC Bank is a high-quality Indian private sector bank which has been a cornerstone investment in the Fund for many years. The bank has delivered solid growth while maintaining high credit and underwriting standards. HDFC Bank has a strong deposit franchise and powerful technology backbone that has allowed it to significantly grow earnings over the past 10 years.

Detracting from performance during the period was Core Laboratories. Its price declined due to the sharp fall in the price of oil, which has weighed on all companies in the sector. There is a real risk that investment gets delayed. The reason we continue to hold Core Labs in this environment is that it is unique in the oil services field. The company focuses on niches within oil services, where it can be a leader and where returns are extremely high. The company focuses on helping customers extract the most amount of oil from their fields, and where the returns on investment for customers make it that, even in downturns, there should still be demand for Core’s products, albeit at a lower level.

Another detractor was Sands China, as well as other Macau-exposed gaming stocks, which underperformed due to weak monthly gross gaming revenue (GGR) numbers in the market. This slowdown was not to be unexpected. However, in hindsight, the magnitude of the market contraction has admittedly been more severe than anticipated. While it has weighed heavily on the VIP segment of the Macau gaming pie, the ongoing corruption crackdown in China should be a positive for Macau longer term. There is nothing wrong with cleaning out potentially dirty money from the market for the operators that we believe are above board in their operations and well-positioned for the real prize, the growth in mass and premium mass gamblers. However, we still remain bullish on the investment prospects long term for these businesses, despite the immediate headwinds to next year’s results.

In 2014, the U.S. posted solid returns, and Europe and emerging markets declined. While the U.S. stock market fell sharply in October and again in December, its quick rebound in both months signified its underlying economic strength as it enters 2015 with strong momentum. The U.S. Federal Reserve is likely to raise rates in 2015 as the economy moves into a more mature stage of recovery. In Europe, however, weak growth and the continued threat of deflation suggest that monetary policy is headed in the opposite direction. Europe continued to struggle as disappointing economic data was released and the European Central Bank lowered its growth forecasts for the Eurozone economy. Falling commodity prices and a strengthening U.S. dollar have driven emerging markets to negative territory.

Volatility is likely to increase across both developed and emerging markets in 2015. As the investment environment becomes more challenging, careful stock selection is critical. We focus on identifying companies with characteristics that can provide resilience to macro shocks, such as robust cash flow, a consumer focus and a strong competitive position.

Penn Mutual Asset Management, Inc.

Investment Adviser

Vontobel Asset Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

December 31, 2004 — December 31, 2014

An investment of $10,000 in the International Equity Fund on December 31, 2004 would have grown to $19,336. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI EAFE Index, during the same period. A $10,000 investment in the MSCI EAFE Index on December 31, 2004 would have grown to $16,151.

Average Annual Total Returns1 as of 12/31/14

	1 Year	5 Year	10 Year
International Equity Fund	2.95%	8.16%	6.82%
MSCI EAFE Index	(4.48)%	5.81%	4.91%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/14

Percent of Total Investments[2]
United Kingdom	18.5%
Switzerland	15.7%
India	12.6%
France	8.6%
United States	7.2%
Canada	6.9%
Netherlands	5.5%
China	5.0%
Australia	4.2%
Denmark	3.6%
Brazil	2.9%
Hong Kong	2.8%
Spain	1.5%
South Africa	1.4%
Japan	1.3%
Ireland	1.2%
Germany	1.0%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Emerging Markets Equity Fund

The Penn Series Emerging Markets Equity Fund returned –4.91% for the twelve-month period ending December 31, 2014, compared to the –1.82% return for its benchmark, the MSCI Emerging Markets Index for the same time period.

The 2014 year was a volatile one in emerging markets. Investor concerns about a slowing China and Russian actions in Ukraine and Crimea early in the year were followed by sharp rallies later in the second quarter, sparked by attractive valuations, selective hope of economic reform and mini-stimulus in China. Since early September, however, emerging markets have all but given back the gains of the previous quarter. The sell-off was initially sparked by renewed fears about the prospect of rising U.S. interest rates and a strong U.S. dollar, and exacerbated by falling commodity and oil prices, as well as declining growth prospects in China.

In the Fund, stock selection overall dampened relative performance, while country allocation benefited performance. The main detractors included our stock selection and overweight allocation to Poland, our underweight allocations to China and Taiwan, and our zero weight to Turkey. Contributing the most to relative returns were our overweight allocations in India and Thailand, our stock selection and underweight allocation in Brazil, our underweight allocation in Russia, and overweight allocation in the Philippines.

China’s incremental contribution to global growth has been far more important than Europe’s for well over a decade. Despite U.S. economic strength, a slowing China keeps a damper on any global recovery and could possibly even contribute to a potential global recession. Until we see signs that China’s slowdown stabilizes, it will be difficult to say that emerging market equities have hit a critical turning point. Despite their rate cut in 2014, China’s economy will continue to feel the pressure of their excessive credit expansion and a property market that still needs to endure a lot more pain. We have long stated that China’s Gross Domestic Product (GDP) growth rate will slow to 5% within the next couple years. The market may not be satisfied that China is on a track to stabilizing — as opposed to slowing — until the middle of 2015.

In the Fund, we remained focused on quality and growth. We maintain our underweight to countries dependent on global cyclical growth such as China itself, as well as the commodities-oriented markets of Brazil, Russia and South Africa.

We are overweight countries that we believe are fundamentally sound and where reform is on a constructive path, such as Poland and the Czech Republic, India, the Philippines and Mexico. These are countries that have not experienced excessive credit growth since the global financial crisis and where such factors as investment, manufacturing, currency competitiveness and improving productivity are all encouraging and contributing to growth prospects at both the country and select company levels.

We still consider Eastern Europe an attractive investment opportunity despite its recent run of poor performance, and we have been adding to some of our positions on weakness. We think Poland, the Czech Republic and Romania are all in the sweet spot of being members of the European Union but with the currency competitiveness of not using the euro. Over the medium term, in our view, the region could benefit from its competitive labor market and its trade links and overall ties with a gradual economic recovery in Western Europe. Macro indicators could eventually return to strength, buoyed by more competitive exports and a gradual pick up in wages and domestic consumer and business confidence. A pickup in inflation, particularly in food inflation, would also help.

Penn Mutual Asset Management, Inc.

Investment Adviser

Morgan Stanley Investment Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

August 25, 2008 — December 31, 2014

An investment of $10,000 in the Emerging Markets Equity Fund on August 25, 2008 would have grown to $10,886. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI Emerging Markets Index, during the same period. A $10,000 investment in the MSCI Emerging Markets Index on August 25, 2008 would have grown to $11,489.

Average Annual Total Returns1 as of 12/31/14

	1 Year	5 Year	Since Inception[2]
Emerging Markets Equity Fund	(4.91)%	1.79%	1.34%
MSCI Emerging Markets Index	(1.82)%	2.11%	2.76%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Portfolio Composition as of 12/31/14

Percent of Total Investments[3]
South Korea	13.2%
China	12.2%
India	11.1%
Taiwan	9.4%
Brazil	7.5%
Mexico	6.7%
Thailand	5.0%
South Africa	4.8%
Philippines	4.2%
Hong Kong	3.3%
United States	2.5%
Poland	2.4%
Austria	2.1%
Columbia	2.0%
Switzerland	1.8%
Indonesia	1.6%
Peru	1.3%
Malaysia	1.2%
Czech Republic	1.0%
Russia	0.9%
United Kingdom	0.9%
Pakistan	0.8%
Portugal	0.8%
Chile	0.5%
Qatar	0.5%
Spain	0.5%
Argentina	0.4%
Netherlands	0.4%
Panama	0.4%
Japan	0.3%

100.0%

[3]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Real Estate Securities Fund

The Penn Series Real Estate Securities Fund returned 30.22% for the twelve-month period ending December 31, 2014, compared to the 30.14% return for its benchmark, the FTSE NAREIT Equity REIT Index.

U.S. REITs rallied from a disappointing year in 2013 to post their best annual returns since 2006. Improving economic growth led to strengthening fundamentals across all property types, while a decline in Treasury yields from already low levels led to better investor sentiment toward higher-yielding equities. Earnings reports from commercial real estate companies announced throughout the year generally met or exceeded expectations, sustaining the group’s outperformance of the broader equity market.

Returns were positive across all property types. Apartment REITs did particularly well amid strong job gains and relatively modest new supply. The regional mall sector was also resilient, benefiting in part from merger and acquisition activity. Mall owner Glimcher Realty had a large gain on a buyout offer from Washington Prime, which was formed in May as a spin off from Simon Property Group.

Health care property REITs were also a top performer. While the group’s growth rates are not as robust compared with many other sectors, investors found favor in health care’s visible income streams in an environment of low interest rates. Hotels had a healthy gain. Earnings were generally supportive, although there was some lowered guidance related to softening demand outside of the U.S.

Self storage owners as with REITs broadly, continued to benefit from strong demand and muted new supply. In the office sector, asset values and rent-growth expectations continued to improve, particularly in New York City and certain West Coast markets.

Industrial real estate companies underperformed the index but still registered a strong absolute gain. The sector was one property type that was restrained, relatively speaking, by concerns of higher supply. The free-standing retail sector also trailed the wider REIT market, due to a decline in the shares of American Realty Capital Properties, which reported an overstatement of its first-half 2014 cash flow.

Factors that helped relative performance included stock selection in the regional mall sector, where we had a beneficial overweight in Glimcher Realty. We believed that the quality of the company’s assets was not being fully recognized by the market. Stock selection in the health care, self storage and apartment sectors also aided performance. In addition, we were significantly underweight American Realty Capital Properties in the free-standing retail sector. Factors that detracted from relative returns included stock selection in the hotel sector and our overweight in industrial real estate companies.

We retain a focus on cyclically sensitive names. We continue to favor New York and West Coast offices, along with select retail, self storage and apartment REITs, based on our view of strengthening fundamentals. Within the self storage sector, we expect further upside to cash-flow growth amid strong demand and limited new supply. We maintain an overall favorable view of apartments. We believe employment growth and household formation trends should support multifamily occupancies and rents; however, the ability to buy homes should gradually improve in a better credit environment, which, along with rising supply, bears monitoring.

In terms of where we stand with performance and valuations, we believe U.S. REITs continue to offer positive risk-adjusted return potential, as the prospect of higher asset values and cash flows in an improving economy should outweigh the likely return of higher short-term Treasury rates later in 2015. In general, we believe the improvement in real estate fundamentals and continued job growth justifies modest premiums to companies’ net asset values, although in this environment, cash-flow-growth potential is likely to take on added significance.

Penn Mutual Asset Management, Inc.

Investment Adviser

Cohen & Steers Capital Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

December 31, 2004 — December 31, 2014

An investment of $10,000 in the Real Estate Securities Fund on December 31, 2004 would have grown to $19,665. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the FTSE NAREIT Equity REIT Index, during the same period. A $10,000 investment in the FTSE NAREIT Equity REIT Index on December 31, 2004 would have grown to $22,206.

Average Annual Total Returns1 as of 12/31/14

	1 Year	5 Year	10 Year
Real Estate Securities Fund	30.22%	15.85%	7.00%
FTSE NAREIT Equity REIT Index	30.14%	16.88%	8.31%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/14

Percent of Total Investments[2]
Apartments	18.8%
Regional Malls	16.2%
Office Property	13.5%
Diversified	9.1%
Healthcare	8.9%
Strip Centers	8.4%
Hotels and Resorts	7.2%
Storage & Warehousing	6.3%
Industrial	5.5%
Building & Real Estate	2.8%
Lodging	2.7%
Manufactured Homes	0.7%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Aggressive Allocation Fund

The Penn Series Aggressive Allocation Fund returned 6.78% for the twelve-month period ending December 31, 2014, compared to its benchmarks, the Russell 3000 Index’s return of 12.56% and the Barclays Capital U.S. Aggregate Bond Index’s return of 5.97% for the same time period.

The Aggressive Allocation Fund is comprised of a target allocation of 95% equity funds and 5% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term bond funds.

At the broad asset class level, the Aggressive Allocation Fund’s equity allocation underperformed its broad equity benchmark, the Russell 3000 Index for the one-year period. Contributing to this underperformance versus its benchmark was the Fund’s underlying asset class allocations to developed international stocks and emerging market stocks. These international markets both underperformed domestic stocks as represented by the Russell 3000 Index. The Fund’s underlying asset class allocations within real estate and mid cap value stocks were positive contributors to performance during the period.

The Fund’s fixed income allocation performed in-line with the Barclays Capital U.S. Aggregate Bond Index for the one-year time period.

As a result of the annual analysis of the asset class allocations of the Fund conducted each September with changes implemented October 1, the asset class allocation to mid cap value stocks was slightly increased and the asset class allocation to international stocks was slightly reduced. These asset class changes became effective at the beginning of the fourth quarter and will continue to be in effective until the next annual review. However, the Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Penn Mutual Asset Management, Inc.

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2014

An investment of $10,000 in the Aggressive Allocation Fund on August 25, 2008 would have grown to $15,365. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have grown to $18,985. A $10,000 investment in the Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $13,657.

Average Annual Total Returns1 as of 12/31/14

	1 Year	5 Year	Since Inception[2]
Aggressive Allocation Fund	6.78%	11.03%	6.99%
Russell 3000 Index	12.56%	15.63%	10.14%
Barclays Capital U.S. Aggregate Bond Index	5.97%	4.45%	5.03%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Asset Allocation Target as of 12/31/14

International Stocks	21.0%
Large Cap Value Stocks	17.0%
Large Growth Stocks	15.0%
Emerging Markets	10.0%
Mid Cap Value Stocks	9.0%
Mid Cap Growth Stocks	7.0%
Small Cap Value Stocks	6.0%
Small Cap Growth Stocks	5.0%
REITs	5.0%
Intermediate Bonds	5.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderately Aggressive Allocation Fund

The Penn Series Moderately Aggressive Allocation Fund returned 6.28% for the twelve-month period ending December 31, 2014, compared to its benchmarks, the Russell 3000 Index’s return of 12.56% and the Barclays Capital U.S. Aggregate Bond Index’s return of 5.97% for the same time period.

The Moderately Aggressive Allocation Fund is comprised of a target allocation of 80% equity funds and 20% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

At the broad asset class level, the Moderately Aggressive Allocation Fund’s equity allocation underperformed its broad equity benchmark, the Russell 3000 Index for the one-year period. Hindering the Fund’s equity performance versus its benchmark was its underlying asset class allocation to developed international stocks as well as its asset class allocation to emerging market stocks. Both of these markets underperformed domestic stocks, as represented by the Russell 3000 Index, during the period.

The Fund’s fixed income allocation slightly underperformed the Barclays Capital U.S. Aggregate Bond Index for the one-year time period. Contributing to this underperformance was the asset class allocation to short-term fixed income.

As a result of the annual analysis of the asset class allocations of the Fund conducted each September with changes implemented October 1, the asset class allocations to international stocks and short-term bonds were slightly decreased. These decreases allowed for the slight increase to the asset class allocations within mid cap value stocks and high yield bonds. These asset class changes became effective at the beginning of the fourth quarter and will continue to be in effective until the next annual review. However, the Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Penn Mutual Asset Management, Inc.

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2014

An investment of $10,000 in the Moderately Aggressive Allocation Fund on August 25, 2008 would have grown to $16,049. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have grown to $18,985. A $10,000 investment in the Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $13,657.

Average Annual Total Returns1 as of 12/31/14

	1 Year	5 Year	Since Inception[2]
Moderately Aggressive Allocation Fund	6.28%	10.11%	7.73%
Russell 3000 Index	12.56%	15.63%	10.14%
Barclays Capital U.S. Aggregate Bond Index	5.97%	4.45%	5.03%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Asset Allocation Target as of 12/31/14

International Stocks	18.0%
Large Cap Value Stocks	15.0%
Large Growth Stocks	13.0%
Intermediate Bonds	13.0%
Mid Cap Value Stocks	8.0%
Emerging Markets	7.0%
Mid Cap Growth Stocks	6.0%
Short Term Bonds	5.0%
Small Cap Value Stocks	4.0%
Small Cap Growth Stocks	4.0%
REITs	4.0%
High Yield Bonds	3.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderate Allocation Fund

The Penn Series Moderate Allocation Fund returned 5.63% for the twelve-month period ending December 31, 2014, compared to its benchmarks, the Russell 3000 Index’s return of 12.56% and the Barclays Capital U.S. Aggregate Bond Index’s return of 5.97% for the same time period.

The Moderate Allocation Fund is comprised of a target allocation of 60% equity funds and 40% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

At the broad asset class level, the Moderate Allocation Fund’s equity allocation underperformed its broad equity benchmark, the Russell 3000 Index for the one-year period. Contributing to this underperformance versus its benchmark was the Fund’s underlying asset class allocations to developed international stocks and emerging market stocks. Both of these international markets underperformed domestic stocks, as represented by the Russell 3000 Index, during the period.

The Fund’s fixed income allocation underperformed the Barclays Capital U.S. Aggregate Bond Index for the one-year time period. The Fund’s asset class allocation to short-term bonds had a negative impact on its performance for the one-year period.

As a result of the annual analysis of the asset class allocations of the Fund conducted each September with changes implemented October 1, the asset class allocations to international stocks and short-term bonds were decreased. These decreases allowed for the increase to the asset class allocations within mid cap value stocks, high yield bonds and intermediate-term bonds. These asset class changes became effective at the beginning of the fourth quarter and will continue to be in effective until the next annual review. However, the Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Penn Mutual Asset Management, Inc.

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2014

An investment of $10,000 in the Moderate Allocation Fund on August 25, 2008 would have grown to $14,795. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have grown to $18,985. A $10,000 investment in the Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $13,657.

Average Annual Total Returns1 as of 12/31/14

	1 Year	5 Year	Since Inception[2]
Moderate Allocation Fund	5.63%	8.60%	6.35%
Russell 3000 Index	12.56%	15.63%	10.14%
Barclays Capital U.S. Aggregate Bond Index	5.97%	4.45%	5.03%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Asset Allocation Target as of 12/31/14

Intermediate Bonds	25.0%
International Stocks	13.0%
Large Cap Value Stocks	12.0%
Large Growth Stocks	10.0%
Short Term Bonds	7.0%
Mid Cap Value Stocks	6.0%
Emerging Markets	5.0%
High Yield Bonds	5.0%
Small Cap Value Stocks	4.0%
Mid Cap Growth Stocks	4.0%
Cash Equivalents	3.0%
Small Cap Growth Stocks	3.0%
REITs	3.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderately Conservative Allocation Fund

The Penn Series Moderately Conservative Allocation Fund returned 5.01% for the twelve-month period ending December 31, 2014, compared to its benchmarks, the Russell 3000 Index’s return of 12.56% and the Barclays Capital U.S. Aggregate Bond Index’s return of 5.97% for the same time period.

The Moderately Conservative Allocation Fund is comprised of a target allocation of 40% equity funds and 60% fixed income funds. The equity allocation of the Fund consists of domestic equity funds comprised of large capitalization and mid capitalization funds and a slight allocation to small capitalization stocks as well as developed international equity funds and a small allocation to emerging market equities. The fixed income portion is mostly allocated to intermediate-term and short-term bond funds.

The Moderately Conservative Allocation Fund’s fixed income allocation underperformed the Barclays Capital U.S. Aggregate Bond Index for the one-year time period. Contributing to this underperformance was primarily the Fund’s underlying asset class allocation to short-term fixed income.

At the broad asset class level, the performance of the Fund’s equity allocation underperformed its broad equity benchmark, the Russell 3000 Index for the one-year period. Hindering the Fund’s equity performance versus its benchmark was the underlying asset class allocations to both developed international stocks and emerging market stocks. Both of these international markets underperformed domestic stocks during the period, which had a negative impact to the Fund’s equity performance.

As a result of the annual analysis of the asset class allocations of the Fund conducted each September with changes implemented October 1, the asset class allocation to both short-term bonds and cash equivalents were reduced. This reduction allowed for the increase to the asset class allocations to high yield bonds and intermediate-term bonds. These asset class changes became effective at the beginning of the fourth quarter and will continue to be in effective until the next annual review. However, the Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Penn Mutual Asset Management, Inc.

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2014

An investment of $10,000 in the Moderately Conservative Allocation Fund on August 25, 2008 would have grown to $14,038. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have grown to $18,985. A $10,000 investment in the Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $13,657.

Average Annual Total Returns1 as of 12/31/14

	1 Year	5 Year	Since Inception[2]
Moderately Conservative Allocation Fund	5.01%	6.91%	5.48%
Russell 3000 Index	12.56%	15.63%	10.14%
Barclays Capital U.S. Aggregate Bond Index	5.97%	4.45%	5.03%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Asset Allocation Target as of 12/31/14

Intermediate Bonds	34.0%
Short Term Bonds	16.0%
Large Cap Value Stocks	10.0%
International Stocks	9.0%
Large Growth Stocks	7.0%
High Yield Bonds	7.0%
Mid Cap Value Stocks	4.0%
Cash Equivalents	3.0%
Emerging Markets	2.0%
Mid Cap Growth Stocks	2.0%
REITs	2.0%
Small Cap Growth Stocks	2.0%
Small Cap Value Stocks	2.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Conservative Allocation Fund

The Penn Series Conservative Allocation Fund returned 3.75% for the twelve-month period ending December 31, 2014, compared to its benchmarks, the Russell 3000 Index’s return of 12.56% and the Barclays Capital U.S. Aggregate Bond Index’s return of 5.97% for the same time period.

The Conservative Allocation Fund is comprised of a target allocation of 80% fixed income funds and a target allocation of 20% in domestic and international equity funds. The fixed income funds predominately consist of short-term and intermediate-term bonds and the equity fund allocations consist of mostly large capitalization funds with a small exposure to developed international equity funds.

At the broad asset class level, the Conservative Allocation Fund’s asset class exposure to high yield, short term bonds and cash underperformed the Barclays Capital U.S. Aggregate Bond Index for the one-year period, thus, asset allocation had a negative contribution on performance during the period.

The Fund’s equity allocation slightly underperformed its broad equity benchmark, the Russell 3000 Index. The Fund’s asset class allocation to developed international stocks hindered its equity performance during the period as the developed international market underperformed domestic stocks, as represented by the Russell 3000 Index.

As a result of the annual analysis of the asset class allocations of the Fund conducted each September with changes implemented October 1, the asset class allocation to both short-term bonds and cash equivalents were reduced. This reduction allowed for the increase to the asset class allocations to high yield bonds and intermediate-term bonds. These asset class changes became effective at the beginning of the fourth quarter and will continue to be in effective until the next annual review. However, the Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Penn Mutual Asset Management, Inc.

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2014

An investment of $10,000 in the Conservative Allocation Fund on August 25, 2008 would have grown to $13,132. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have grown to $18,985. A $10,000 investment in the Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $13,657.

Average Annual Total Returns1 as of 12/31/14

	1 Year	5 Year	Since Inception[2]
Conservative Allocation	3.75%	4.89%	4.38%
Russell 3000 Index	12.56%	15.63%	10.14%
Barclays Capital U.S. Aggregate Bond Index	5.97%	4.45%	5.03%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Asset Allocation Target as of 12/31/14

Intermediate Bonds	42.0%
Short Term Bonds	22.0%
High Yield Bonds	9.0%
Cash Equivalents	7.0%
Large Cap Value Stocks	7.0%
Large Growth Stocks	5.0%
International Stocks	5.0%
Mid Cap Value Stocks	2.0%
Mid Cap Growth Stocks	1.0%

100.0%

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

We believe that it is important for you to understand the effect of fees on your investment. All mutual funds have operating expenses. As a participant in any of the Penn Series Funds, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The Penn Series Funds are the underlying investment vehicles for the variable life and variable annuity contracts issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company. These contracts have transaction costs, additional administrative expense fees and mortality and expense risk charges. Because of these additional expenses, the costs to investors will be higher than the figures shown in the following expense examples. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with the ongoing costs of investing in other funds.

These examples are based on an investment of $1,000 invested for six months beginning July 1, 2014 and held through December 31, 2014. The examples illustrate your fund’s costs in two ways:

•

Actual Fund Performance in the table below provides information about actual account values and actual expenses. The “Ending Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

•

Hypothetical 5% Annual Return is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case — because the return used is not the fund’s actual return — the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

Please note that the expenses shown in the table are only meant to highlight and help you compare your ongoing costs of investing in the funds and do not reflect any fees and charges deducted under your insurance contract. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated and will be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2014.

Disclosure of Fund Expenses

For the Period July 1, 2014 to December 31, 2014

Expense Table

	Beginning Value July 1, 2014	Ending Value December 31, 2014	Annualized Expense Ratio	Expenses Paid During Period *
Money Market Fund
Actual	$1,000.00	$1,000.06	0.13%	$0.66
Hypothetical	$1,000.00	$1,024.55	0.13%	$0.66
Limited Maturity Bond Fund
Actual	$1,000.00	$997.40	0.72%	$3.62
Hypothetical	$1,000.00	$1,021.53	0.72%	$3.68

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value July 1, 2014	Ending Value December 31, 2014	Annualized Expense Ratio	Expenses Paid During Period *
Quality Bond Fund
Actual	$1,000.00	$1,015.16	0.68%	$3.45
Hypothetical	$1,000.00	$1,021.74	0.68%	$3.47
High Yield Bond Fund
Actual	$1,000.00	$966.55	0.86%	$4.26
Hypothetical	$1,000.00	$1,020.82	0.86%	$4.39
Flexibly Managed Fund
Actual	$1,000.00	$1,048.17	0.92%	$4.75
Hypothetical	$1,000.00	$1,020.51	0.92%	$4.70
Balanced Fund
Actual	$1,000.00	$1,039.98	0.21%	$1.08
Hypothetical	$1,000.00	$1,024.14	0.21%	$1.07
Large Growth Stock Fund
Actual	$1,000.00	$1,057.11	1.00%	$5.19
Hypothetical	$1,000.00	$1,020.11	1.00%	$5.10
Large Cap Growth Fund
Actual	$1,000.00	$1,064.13	0.89%	$4.63
Hypothetical	$1,000.00	$1,020.67	0.89%	$4.54
Large Core Growth Fund
Actual	$1,000.00	$1,046.34	0.87%	$4.49
Hypothetical	$1,000.00	$1,020.77	0.87%	$4.44
Large Cap Value Fund
Actual	$1,000.00	$1,043.14	0.92%	$4.74
Hypothetical	$1,000.00	$1,020.51	0.92%	$4.70
Large Core Value Fund
Actual	$1,000.00	$1,027.60	0.92%	$4.70
Hypothetical	$1,000.00	$1,020.51	0.92%	$4.70
Index 500 Fund
Actual	$1,000.00	$1,058.98	0.39%	$2.02
Hypothetical	$1,000.00	$1,023.22	0.39%	$1.99
Mid Cap Growth Fund
Actual	$1,000.00	$1,040.56	0.97%	$4.99
Hypothetical	$1,000.00	$1,020.26	0.97%	$4.95
Mid Cap Value Fund
Actual	$1,000.00	$1,049.90	0.81%	$4.19
Hypothetical	$1,000.00	$1,021.08	0.81%	$4.13
Mid Core Value Fund
Actual	$1,000.00	$1,056.88	1.04%	$5.39
Hypothetical	$1,000.00	$1,019.90	1.04%	$5.31
SMID Cap Growth Fund
Actual	$1,000.00	$1,016.45	1.06%	$5.39
Hypothetical	$1,000.00	$1,019.80	1.06%	$5.41

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value July 1, 2014	Ending Value December 31, 2014	Annualized Expense Ratio	Expenses Paid During Period *
SMID Cap Value Fund
Actual	$1,000.00	$1,007.23	1.23%	$6.22
Hypothetical	$1,000.00	$1,018.93	1.23%	$6.28
Small Cap Growth Fund
Actual	$1,000.00	$1,054.44	1.01%	$5.23
Hypothetical	$1,000.00	$1,020.05	1.01%	$5.16
Small Cap Value Fund
Actual	$1,000.00	$1,013.37	0.99%	$5.02
Hypothetical	$1,000.00	$1,020.16	0.99%	$5.05
Small Cap Index Fund
Actual	$1,000.00	$1,013.25	0.69%	$3.50
Hypothetical	$1,000.00	$1,021.69	0.69%	$3.52
Developed International Index Fund
Actual	$1,000.00	$896.66	0.84%	$4.02
Hypothetical	$1,000.00	$1,020.92	0.84%	$4.29
International Equity Fund
Actual	$1,000.00	$952.74	1.15%	$5.66
Hypothetical	$1,000.00	$1,019.34	1.15%	$5.87
Emerging Markets Equity Fund
Actual	$1,000.00	$903.33	1.78%	$8.54
Hypothetical	$1,000.00	$1,016.12	1.78%	$9.09
Real Estate Securities Fund
Actual	$1,000.00	$1,108.98	0.96%	$5.10
Hypothetical	$1,000.00	$1,020.31	0.96%	$4.90
Aggressive Allocation Fund
Actual	$1,000.00	$1,005.31	0.34%	$1.72
Hypothetical	$1,000.00	$1,023.47	0.34%	$1.74
Moderately Aggressive Allocation Fund
Actual	$1,000.00	$1,007.03	0.32%	$1.62
Hypothetical	$1,000.00	$1,023.58	0.32%	$1.63
Moderate Allocation Fund
Actual	$1,000.00	$1,007.68	0.32%	$1.62
Hypothetical	$1,000.00	$1,023.58	0.32%	$1.63
Moderately Conservative Allocation Fund
Actual	$1,000.00	$1,008.88	0.33%	$1.67
Hypothetical	$1,000.00	$1,023.53	0.33%	$1.68
Conservative Allocation Fund
Actual	$1,000.00	$1,005.53	0.34%	$1.72
Hypothetical	$1,000.00	$1,023.47	0.34%	$1.74

*	Expenses are equal to the fund’s annualized expense ratio multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Money Market Fund

	Par (000)	Value†
AGENCY OBLIGATIONS — 6.0%
Federal Home Loan Banks 0.010%, 01/02/15	$1,000	$1,000,000
Tennessee Valley Authority 0.010%, 01/02/15	7,000	7,000,000

TOTAL AGENCY OBLIGATIONS (Cost $8,000,000)		8,000,000

CERTIFICATES OF DEPOSIT — 2.6%
Banks — 2.6%
BNP Paribas NY Yankee 0.560%, 01/06/15	2,950	2,950,115
Citibank 0.240%, 03/02/15	471	471,023

TOTAL CERTIFICATES OF DEPOSIT (Cost $3,421,138)		3,421,138

COMMERCIAL PAPER — 67.1%
Banks — 0.6%
Societe Generale, NY Yankee 0.300%, 05/04/15	742	741,246

Beverages — 5.5%
Anheuser-Busch Inbev Worldwide Inc 0.180%, 01/29/15	500	499,932
Coca-Cola Co. 0.200%, 01/26/15	1,300	1,299,827
0.160%, 03/26/15	4,200	4,198,451
0.180%, 05/07/15	1,350	1,349,156

		7,347,366

Chemicals — 4.2%
Air Products & Chemicals, Inc. 0.210%, 01/27/15	5,500	5,499,198

Diversified Financial Services — 22.6%
AXA Financial 0.170%, 01/15/15	6,000	5,999,152
0.190%, 01/29/15	250	249,964
0.210%, 02/17/15	550	549,853
ING (U.S.) Funding LLC 0.210%, 02/27/15	4,650	4,648,481
Rabobank USA Financial Corp. 0.130%, 01/09/15	2,500	2,499,937
0.140%, 01/09/15	2,900	2,899,921
Reckitt & Benckiser Treasury Services PLC 0.130%, 02/12/15	1,089	1,088,839
0.170%, 02/12/15	500	499,903
0.180%, 03/03/15	900	899,730
0.200%, 03/03/15	1,100	1,099,633
0.200%, 03/10/15	1,000	999,628
0.190%, 04/02/15	515	514,755
0.160%, 04/08/15	400	399,829
0.200%, 04/08/15	350	349,813
0.230%, 04/08/15	300	299,816
0.220%, 04/21/15	400	399,734

	Par (000)	Value†

Diversified Financial Services — (continued)
WGL Holdings, Inc. 0.200%, 01/08/15	$4,200	$4,199,860
0.250%, 01/13/15	1,400	1,399,893
0.230%, 01/23/15	950	949,873

		29,948,614

Electric — 12.8%
Basin Electric Power 0.160%, 02/19/15	1,000	999,787
Dominion Resources, Inc. 0.330%, 01/20/15	640	639,894
DTE Energy Co. 0.500%, 01/13/15	660	659,899
Duke Energy Corp. 0.350%, 01/15/15	650	649,918
Edison International 0.320%, 01/15/15	550	549,936
Electricite de France 0.140%, 01/05/15	250	249,997
0.150%, 01/05/15	450	449,994
0.140%, 01/21/15	991	990,927
GDF Suez S.A. 0.160%, 01/05/15	2,300	2,299,969
0.130%, 01/06/15	650	649,991
0.160%, 01/26/15	2,350	2,349,749
0.200%, 03/16/15	1,450	1,449,412
IDACORP, Inc. 0.450%, 01/08/15	270	269,980
Southern Co. 0.230%, 01/07/15	2,200	2,199,930
0.250%, 01/14/15	2,500	2,499,792

		16,909,175

Electronics — 2.6%
Honeywell International, Inc. 0.230%, 06/23/15	500	499,451
0.330%, 12/04/15	3,000	2,990,760

		3,490,211

Gas — 3.1%
Northern Illinois Gas Co. 0.300%, 01/05/15	2,119	2,118,947
0.400%, 01/05/15	2,038	2,037,932

		4,156,879

Healthcare Products — 0.5%
Medtronic, Inc. 0.130%, 01/06/15	705	704,990

Healthcare Services — 4.5%
United Healthcare Corp. 0.320%, 01/16/15	6,000	5,999,253

Insurance — 0.3%
Aetna, Inc. 0.400%, 01/05/15	400	399,987

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Money Market Fund

	Par (000)	Value†
COMMERCIAL PAPER — (continued)
Machinery — Diversified — 4.9%
Rockwell Automation, Inc. 0.220%, 01/20/15	$5,500	$5,499,395
0.220%, 01/26/15	1,000	999,853

		6,499,248

Miscellaneous Manufacturing — 0.4%
Pall Corp. 0.400%, 01/13/15	530	529,935

Oil & Gas — 0.2%
Enbridge Energy Co., Inc. 0.390%, 01/02/15	300	300,000

Telecommunications — 4.9%
Telstra Corp. 0.150%, 01/09/15	2,500	2,499,927
0.140%, 01/20/15	4,000	3,999,720

		6,499,647

TOTAL COMMERCIAL PAPER (Cost $89,025,749)		89,025,749

CORPORATE BONDS — 0.7%
Insurance — 0.7%
New York Life Global Funding 1.300%, 01/12/15 144A @ (Cost $1,000,288)	1,000	1,000,288

MUNICIPAL NOTES — 16.6%
City of Minneapolis 0.040%, 12/01/27•	2,290	2,290,000
Colorado Housing & Finance Authority 0.020%, 10/01/30•	2,800	2,800,000
0.040%, 04/01/43•	1,050	1,050,000
Iowa Finance Authority 0.060%, 07/01/34•	1,125	1,125,000
0.060%, 01/01/39•	800	800,000
Minnesota Housing Finance Agency 0.060%, 07/01/36•	4,000	4,000,000
Pennsylvania Turnpike Commission 0.040%, 07/15/41•	5,000	5,000,000
South Dakota Housing Development Authority 0.050%, 05/01/39•	5,000	5,000,000

TOTAL MUNICIPAL NOTES (Cost $22,065,000)		22,065,000

U.S. TREASURY OBLIGATIONS — 3.8%
U.S. Treasury Note 0.085%, 01/31/16• (Cost $5,000,273)	5,000	5,000,273

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 2.9%
BlackRock Liquidity Funds MuniFund Portfolio - Institutional Shares	1	$1
BlackRock Liquidity Funds TempFund - Institutional Shares	1	1
Federated Prime Obligations Fund - Class I	1	1
Fidelity Institutional Prime Money Market Portfolio	3,814,675	3,814,675
Fidelity Institutional Prime Money Market Portfolio - Class I	1	1
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class	1	1
Wells Fargo Advantage Municipal Cash Management Money Market Fund - Institutional Class	1	1

TOTAL SHORT-TERM INVESTMENTS (Cost $3,814,681)		3,814,681

TOTAL INVESTMENTS — 99.7% (Cost $132,327,129)		$132,327,129

Other Assets & Liabilities — 0.3%		404,309

TOTAL NET ASSETS — 100.0%		$132,731,438

†	See Security Valuation Note.
•	Variable Rate Security.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.

LLC — Limited Liability Company.

PLC — Public Limited Company.

(Unaudited)
Maturity Schedule	Market Value	% of Portfolio	(Cumulative)
1 — 7 days	$53,241,805	40.2%	40.2%
8 — 14 days	18,459,432	14.0%	54.2%
15 — 30 days	36,176,592	27.3%	81.5%
31 — 60 days	7,786,862	5.9%	87.4%
61 — 90 days	9,117,877	6.9%	94.3%
91 — 120 days	1,963,948	1.5%	95.8%
121 — 150 days	2,090,402	1.6%	97.4%
Over 150 days	3,490,211	2.6%	100.0%

	$132,327,129	100.0%

Average Weighted Maturity — 29 days (Unaudited)

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Money Market Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. TREASURY OBLIGATIONS	$5,000,273	$—	$5,000,273	$—
AGENCY OBLIGATIONS	8,000,000	—	8,000,000	—
CERTIFICATES OF DEPOSIT	3,421,138	—	3,421,138	—
CORPORATE BONDS	1,000,288	—	1,000,288	—
COMMERCIAL PAPER	89,025,749	—	89,025,749	—
SHORT-TERM INVESTMENTS	3,814,681	3,814,681	—	—
MUNICIPAL NOTES	22,065,000	—	22,065,000	—

TOTAL INVESTMENTS	$132,327,129	$3,814,681	$128,512,448	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Limited Maturity Bond Fund

	Par (000)	Value†
AGENCY OBLIGATION — 0.6%
Government National Mortgage Association — 0.6%
2.760%, 03/16/39 (Cost $1,272,836)	$1,250	$1,261,873

ASSET BACKED SECURITIES — 23.1%
Ally Master Owner Trust 1.540%, 09/15/19	1,000	992,444
Americredit Automobile Receivables Trust 2013-5 2.290%, 11/08/19	1,000	1,007,145
Avenue CLO VI Ltd. 2007-6A 2.378%, 07/17/19 144A @•	2,500	2,391,000
Capital One Multi-Asset Execution Trust 0.960%, 09/16/19	1,050	1,046,133
Centerpoint Energy Transition Bond Co. IV LLC 0.901%, 04/15/18	2,607	2,610,792
Chase Issuance Trust 07-B1 0.402%, 04/15/19•	2,398	2,382,801
Chesapeake Funding LLC 0.959%, 03/07/26 144A @,•	1,080	1,080,822
Citibank Credit Card Issuance Trust 1.110%, 07/23/18	2,000	2,005,462
Conseco Financial Corp. 7.650%, 04/15/19	10	10,570
Consumers Securitization Funding LLC 2014-A 1.334%, 11/01/20	2,500	2,488,157
CPS Auto Receivables Trust 2014-A 1.210%, 08/15/18 144A @	716	714,149
Discover Card Execution Note Trust 1.040%, 04/15/19	735	734,276
Entergy Arkansas Restoration Funding LLC 2.300%, 08/01/21	823	837,123
Enterprise Fleet Financing LLC 0.910%, 09/20/18 144A @	1,150	1,148,784
Equity One Mortgage Pass-Through Trust 2004-1 4.145%, 04/25/34•	13	12,709
Ford Credit Auto Owner Trust 1.970%, 05/15/19	1,800	1,816,686
Ford Credit Floorplan Master Owner Trust A 1.490%, 09/15/19	1,000	994,523
Galaxy CLO Ltd. 2006-6A 1.821%, 06/13/18•	833	824,051
GE Equipment Transportation LLC Series 2013-1 1.540%, 03/24/21	1,000	988,493
Golden Credit Card Trust 1.390%, 07/15/19 144A @	2,000	1,992,288
Goldentree Loan Opportunities VII Ltd. 1.384%, 04/25/25 144A•	3,000	2,933,100
Goldman Sachs Asset Management CLO PLC 2.982%, 08/01/22•	2,000	1,938,200

	Par (000)	Value†

HLSS Servicer Advance Receivables Trust 1.990%, 10/15/45 144A @	$2,450	$2,459,849
HLSS Servicer Advance Receivables Trust 2014-T1 1.244%, 01/17/45 144A @	1,000	1,000,000
Hyundai Auto Lease Securitization Trust 2014-B 1.540%, 12/17/18 144A @	1,100	1,099,971
Jasper CLO Ltd. 2005-1A 1.132%, 08/01/17 144A @•	2,375	2,322,988
OHA Park Avenue CLO Ltd. 2007-1A 1.561%, 03/14/22•	1,591	1,512,601
Popular ABS Mortgage Pass-Through Trust 2004-4 4.628%, 09/25/34•	11	11,138
Rockwall CDO II Ltd. 2007-1A 0.482%, 08/01/24 144A @,•	2,164	2,070,800
SACO I, Inc. 05-4 1.070%, 06/25/35 144A @,•	228	219,212
SLM Student Loan Trust 2002-5 0.671%, 09/16/24•	2,500	2,451,373
SLM Student Loan Trust 2004-9 0.564%, 04/25/25•	2,500	2,498,755
Tralee CDO Ltd. 2007-1A 1.733%, 04/16/22 144A @,•	2,000	1,875,000
Volvo Financial Equipment LLC Series 2013-1 1.620%, 08/17/20 144A @	1,000	1,004,904
World Financial Network Credit Card Master Trust 2012-B 1.760%, 05/17/21	1,782	1,792,008

TOTAL ASSET BACKED SECURITIES (Cost $51,480,609)		51,268,307

COMMERCIAL MORTGAGE BACKED SECURITIES — 16.9%
BAMLL Commercial Mortgage Securities Trust 2013-DSNY 1.654%, 09/15/26 144A @,•	1,000	998,051
Banc of America Commercial Mortgage Trust 2006-1 5.372%, 09/10/45•	3,095	3,173,155
Boca Hotel Portfolio Trust 2013-BOCA 1.904%, 08/15/26 144A @,•	1,000	1,000,338
CSMC Trust 2014-SURF 1.010%, 02/15/29 144A @,•	1,000	999,545
EMAC Owner Trust 2000-1 6.551%, 01/15/27 144A @,•	319	231,953
Fannie Mae — Aces Series 2014-M2 Class ASV1 1.916%, 06/25/21	8,105	8,161,106
Fannie Mae Connecticut Avenue Securities 2.155%, 10/25/23•	816	820,086
2.105%, 11/25/24•	2,433	2,435,772
FHLMC Multifamily Structured Pass-Through K501-A1 1.337%, 06/25/16	300	301,382

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Limited Maturity Bond Fund

	Par (000)	Value†
COMMERCIAL MORTGAGE BACKED SECURITIES — (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes 1.155%, 02/25/24•	$929	$923,720
2.557%, 08/25/24•	2,000	1,987,786
2.370%, 09/25/24•	1,500	1,464,958
FREMF Mortgage Trust Series 2013-KF02 Class C 2.820%, 12/25/45 144A @	1,288	1,308,359
Hilton USA Trust 2013-HLF 2.901%, 11/05/30 144A @,•	985	985,516
Hilton USA Trust 2014-ORL B 1.356%, 07/15/29 144A @,•	2,500	2,498,265
JP Morgan Chase Commercial Mortgage Securities Trust 2014-FBLU Class A 1.104%, 12/15/28 144A @,•	1,000	1,000,144
JPMorgan Chase Commercial Mortgage Securities Trust 2013-JWRZ 1.304%, 04/15/30 144A @,•	1,500	1,498,420
Morgan Stanley Capital I Trust 2005-Top19 4.890%, 06/12/47	4,456	4,494,193
Morgan Stanley Capital I Trust 2006-IQ12 5.332%, 12/15/43	3,171	3,347,744

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $37,991,404)		37,630,493

CORPORATE BONDS — 46.9%
Aerospace & Defense — 0.9%
BAE Systems PLC 3.500%, 10/11/16 144A @	1,000	1,038,753
Lockheed Martin Corp. 2.125%, 09/15/16	1,000	1,018,274

		2,057,027

Agriculture — 0.5%
Altria Group, Inc. 4.125%, 09/11/15	1,000	1,022,731

Airlines — 3.7%
American Airlines 2013-2 Class C Pass-Through Trust 6.000%, 01/15/17 144A @	1,000	1,030,000
Continental Airlines 2009-1 Pass-Through Trust 9.000%, 07/08/16	970	1,067,295
Delta Air Lines 2010-2 Class B Pass-Through Trust 6.750%, 11/23/15	2,700	2,808,000
Northwest Airlines 2007-1 Class B Pass-Through Trust 8.028%, 11/01/17	2,135	2,387,561
UAL 2009-2A Pass-Through Trust 9.750%, 01/15/17	809	898,489

		8,191,345

Auto Parts & Equipment — 0.5%
Johnson Controls, Inc. 2.600%, 12/01/16	1,105	1,132,494

	Par (000)	Value†

Banks — 4.8%
Bank of America Corp. 3.750%, 07/12/16	$1,000	$1,035,759
Citigroup, Inc. 3.953%, 06/15/16	2,000	2,076,142
Fifth Third Bancorp 0.667%, 12/20/16•	1,065	1,056,493
JPMorgan Chase & Co. 3.150%, 07/05/16	2,000	2,055,874
Royal Bank of Canada 1.450%, 09/09/16	1,000	1,007,083
State Street Corp. 4.956%, 03/15/18	1,350	1,462,116
The Toronto-Dominion Bank 1.625%, 09/14/16 144A @	2,000	2,023,330

		10,716,797

Beverages — 1.8%
Coca-Cola Enterprises, Inc. 2.125%, 09/15/15	1,000	1,009,990
Constellation Brands, Inc. 7.250%, 05/15/17	1,750	1,933,750
Diageo Capital PLC 1.500%, 05/11/17	1,000	1,001,330

		3,945,070

Biotechnology — 0.9%
Amgen, Inc. 2.500%, 11/15/16	1,000	1,023,217
Celgene Corp. 2.450%, 10/15/15	1,000	1,009,808

		2,033,025

Chemicals — 0.5%
Ecolab, Inc. 1.000%, 08/09/15	1,200	1,203,127

Diversified Financial Services — 5.7%
AerCap Aviation Solutions BV 6.375%, 05/30/17	1,000	1,057,500
American Express Co. 6.150%, 08/28/17	2,000	2,228,402
American Honda Finance Corp. 1.125%, 10/07/16	1,000	1,004,624
Ford Motor Credit Co. LLC 8.000%, 12/15/16	2,000	2,238,304
General Electric Capital Corp. 1.000%, 12/11/15	1,000	1,004,323
2.300%, 04/27/17	1,000	1,024,250
Icahn Enterprises LP 3.500%, 03/15/17	1,000	1,000,000
John Deere Capital Corp. 1.050%, 10/11/16	1,000	1,001,415
Vesey Street Investment Trust I 4.404%, 09/01/16 STEP•	2,000	2,098,156

		12,656,974

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Limited Maturity Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Electric — 2.3%
Duke Energy Corp. 2.150%, 11/15/16	$1,000	$1,018,469
Israel Electric Corp. Ltd. 6.700%, 02/10/17 144A @	1,000	1,072,500
LG&E and KU Energy LLC 2.125%, 11/15/15	1,000	1,008,782
NextEra Energy Capital Holdings, Inc. 1.339%, 09/01/15	1,000	1,003,014
PECO Energy Co. 1.200%, 10/15/16	1,000	1,003,972

		5,106,737

Electronics — 0.4%
Thermo Fisher Scientific, Inc. 1.300%, 02/01/17	1,000	994,401

Environmental Control — 0.5%
Waste Management, Inc. 2.600%, 09/01/16	1,000	1,022,974

Food — 2.1%
ConAgra Foods, Inc. 1.300%, 01/25/16	1,000	999,827
Mondelez International, Inc. 4.125%, 02/09/16	1,000	1,037,153
Tyson Foods, Inc. 6.600%, 04/01/16	2,000	2,132,008
WM Wrigley Jr. Co. 1.400%, 10/21/16 144A @	500	500,404

		4,669,392

Gas — 1.4%
Florida Gas Transmission Co., LLC 4.000%, 07/15/15 144A @	1,000	1,013,805
Questar Corp. 2.750%, 02/01/16	1,000	1,018,031
Sabine Pass LNG LP 7.500%, 11/30/16	1,000	1,040,000

		3,071,836

Healthcare Products — 2.5%
Baxter International, Inc. 0.950%, 06/01/16	1,000	999,596
Boston Scientific Corp. 6.400%, 06/15/16	2,000	2,139,972
CareFusion Corp. 1.450%, 05/15/17	1,000	992,923
Covidien International Finance S.A. 1.350%, 05/29/15	1,317	1,320,952

		5,453,443

Healthcare Services — 1.4%
Fresenius Medical Care US Finance, Inc. 6.875%, 07/15/17	1,000	1,092,500
Quest Diagnostics, Inc. 5.450%, 11/01/15	1,000	1,035,340

	Par (000)	Value†

Healthcare Services — (continued)
WellPoint, Inc. 1.250%, 09/10/15	$1,000	$1,004,046

		3,131,886

Insurance — 0.5%
Principal Life Global Funding II 1.000%, 12/11/15 144A @	1,000	1,002,556

Machinery — Diversified — 1.4%
CNH Capital LLC 3.875%, 11/01/15	2,000	2,010,000
Xylem, Inc. 3.550%, 09/20/16	1,165	1,210,660

		3,220,660

Media — 1.4%
Thomson Reuters Corp. 0.875%, 05/23/16	1,000	994,818
1.300%, 02/23/17	1,000	994,757
Time Warner, Inc. 5.875%, 11/15/16	1,000	1,083,954

		3,073,529

Mining — 0.5%
Rio Tinto Finance USA PLC 0.784%, 06/19/15•	1,000	1,000,940

Miscellaneous Manufacturing — 0.4%
Tyco Electronics Group SA 0.437%, 01/29/16•	1,000	999,714

Oil & Gas — 1.9%
BG Energy Capital PLC 2.500%, 12/09/15 144A @	1,000	1,015,460
Chesapeake Energy Corp. 6.500%, 08/15/17	1,000	1,065,000
Ensco PLC 3.250%, 03/15/16	1,000	1,018,286
Statoil ASA 3.125%, 08/17/17	1,000	1,044,747

		4,143,493

Oil & Gas Services — 0.9%
Cameron International Corp. 1.150%, 12/15/16	1,000	989,543
Schlumberger Investment SA 1.950%, 09/14/16 144A @	1,035	1,053,835

		2,043,378

Pharmaceuticals — 2.6%
Express Scripts Holding Co. 3.125%, 05/15/16	1,000	1,027,943
Mckesson Corp. 0.950%, 12/04/15	500	501,180
1.292%, 03/10/17	1,000	994,892
Merck & Co., Inc. 0.700%, 05/18/16	1,000	1,000,218
Mylan, Inc. 1.800%, 06/24/16	1,260	1,267,598

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Limited Maturity Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Pharmaceuticals — (continued)
Perrigo Co., PLC 1.300%, 11/08/16 144A @	$1,000	$995,621

		5,787,452

Pipelines — 0.9%
Kinder Morgan Energy Partners LP 3.500%, 03/01/16	1,000	1,020,565
Spectra Energy Partners LP 2.950%, 06/15/16	1,000	1,025,688

		2,046,253

Retail — 0.9%
Macy’s Retail Holdings, Inc. 5.900%, 12/01/16	1,910	2,072,394

Semiconductors — 0.9%
Micron Semiconductor Asia Pte Ltd. 1.258%, 01/15/19	900	898,545
Samsung Electronics America, Inc. 1.750%, 04/10/17 144A @	1,000	1,003,031

		1,901,576

Telecommunications — 3.3%
America Movil S.A.B. de C.V. 2.375%, 09/08/16	1,000	1,013,720
AT&T, Inc. 0.900%, 02/12/16	1,000	999,736
British Telecommunications PLC 1.625%, 06/28/16	1,000	1,007,201
Crown Castle Towers LLC 3.214%, 08/15/15 144A @	1,540	1,558,454
Deutsche Telekom International Finance B.V. 3.125%, 04/11/16 144A @	1,000	1,024,927
Verizon Communications, Inc. 2.500%, 09/15/16	680	695,079
1.350%, 06/09/17	1,000	995,373

		7,294,490

Transportation — 0.5%
Burlington Northern Santa Fe LLC 5.650%, 05/01/17	1,000	1,096,858

Trucking and Leasing — 0.9%
GATX Corp. 1.250%, 03/04/17	1,000	990,292
TTX Co. 5.400%, 02/15/16 144A @	1,000	1,037,672

		2,027,964

TOTAL CORPORATE BONDS (Cost $104,461,656)		104,120,516

	Par (000)	Value†
MUNICIPAL NOTE — 0.2%
Regional — 0.2%
La Paz County Industrial Development Authority 6.250%, 12/01/19 (Cost $393,536)	$375	$395,513

RESIDENTIAL MORTGAGE BACKED SECURITIES — 2.4%
Collateralized Mortgage Obligations — 2.2%
Fannie Mae REMIC 0.370%, 10/27/37•	5,000	4,927,160

Fannie Mae Pool — 0.2%
4.000%, 06/01/20	205	217,189
2.281%, 04/01/34•	110	116,955
2.315%, 07/01/36•	157	167,502

		501,646

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $5,434,171)		5,428,806

U.S. TREASURY OBLIGATIONS — 7.8%
U.S. Treasury Note 2.000%, 04/30/16	3,500	3,573,829
0.500%, 06/15/16	2,500	2,501,952
0.875%, 02/28/17	7,500	7,518,165
0.875%, 05/15/17	3,800	3,802,079

TOTAL U.S. TREASURY OBLIGATIONS (Cost $17,435,089)		17,396,025

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	2,855,110	2,855,110
Federated Prime Obligations Fund - Class I	407	407
Fidelity Institutional Prime Money Market Portfolio	1,020	1,020
Fidelity Institutional Prime Money Market Portfolio - Class I	198	198
Wells Fargo Advantage Government Money Market Fund - Institutional Class	77	77
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class	5	5
Wells Fargo Advantage Municipal Cash Management Money Market Fund - Institutional Class	1	1

TOTAL SHORT-TERM INVESTMENTS (Cost $2,856,818)		2,856,818

TOTAL INVESTMENTS — 99.2% (Cost $221,326,119)		$220,358,351

Other Assets & Liabilities — 0.8%		1,703,339

TOTAL NET ASSETS — 100.0%		$222,061,690

†	See Security Valuation Note.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Limited Maturity Bond Fund

@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.

LLC — Limited Liability Company.

LP — Limited Partnership.

PLC — Public Limited Company.

REMIC — Real Estate Mortgage Investment Conduits.

STEP — Step Coupon Bond.

Country Weightings as of 12/31/2014††
United States	82%
Cayman Islands	6
Canada	3
United Kingdom	3
Luxembourg	2
Ireland	1
Netherlands	1
Other	2

Total	100%

††% of total investments as of December 31, 2014

Summary of inputs used to value the Fund’s investments as of 12/31/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. TREASURY OBLIGATIONS	$17,396,025	$—	$17,396,025	$—
AGENCY OBLIGATION	1,261,873	—	1,261,873	—
ASSET BACKED SECURITIES	51,268,307	—	51,268,307	—
COMMERCIAL MORTGAGE BACKED SECURITIES	37,630,493	—	37,630,493	—
CORPORATE BONDS	104,120,516	—	104,120,516	—
MUNICIPAL NOTE	395,513	—	395,513	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	5,428,806	—	5,428,806	—
SHORT-TERM INVESTMENTS	2,856,818	2,856,818	—	—

TOTAL INVESTMENTS	$220,358,351	$2,856,818	$217,501,533	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Quality Bond Fund

	Par (000)	Value†
AGENCY OBLIGATION — 0.4%
Federal National Mortgage Association — 0.4%
3.000%, 11/28/25
(Cost $2,481,255)	$2,500	$2,479,988

ASSET BACKED SECURITIES — 19.1%
American Express Credit Account Master Trust 0.770%, 05/15/18	2,727	2,727,843
Avenue CLO VI Ltd. 2007-6A 2.378%, 07/17/19 144A @•	2,500	2,391,000
Babson CLO, Inc. 2007-I 1.481%, 01/18/21 144A @•	2,500	2,376,750
Centerpoint Energy Transition Bond Co. IV LLC 0.901%, 04/15/18	10,428	10,443,168
Chrysler Capital Auto Receivables Trust 2.700%, 05/15/20 144A @	3,000	3,027,012
College Loan Corp. Trust I 0.984%, 04/25/46 144A @•	5,000	4,919,585
Conseco Financial Corp. 7.240%, 11/15/28•	430	252,828
Enterprise Fleet Financing LLC 0.910%, 09/20/18 144A @	4,600	4,595,138
Ford Credit Auto Owner Trust 1.010%, 05/15/18	2,385	2,369,934
Synchrony Credit Card Master Note Trust 0.950%, 06/15/18	5,000	5,008,005
Gleneagles CLO Ltd. 0.632%, 11/01/17 144A @•	3,000	2,956,800
Goldentree Loan Opportunities VII Ltd. 1.384%, 04/25/25 144A @•	3,000	2,933,100
HLSS Servicer Advance Receivables Trust 1.990%, 10/15/45 144A @	10,000	10,040,200
HLSS Servicer Advance Receivables Trust 2014-T1 1.244%, 01/17/45 144A @	1,000	1,000,000
Jasper CLO Ltd. 2005-1A 1.132%, 08/01/17 144A @•	2,375	2,322,988
Keycorp Student Loan Trust 2006-A 0.565%, 09/27/35•	5,000	4,820,385
Morgan Stanley Capital I Trust 2005-Iq10 5.234%, 09/15/42•	1,480	1,510,075
Rockwall CDO II Ltd. 2007-1A 0.482%, 08/01/24 144A @•	5,193	4,969,921
SACO I, Inc. 05-4 1.070%, 06/25/35 144A @•	684	657,637
SLC Private Student Loan Trust 2006-A 0.531%, 07/15/36•	4,000	3,846,088
SLC Student Loan Trust 2005-1 0.432%, 02/15/45•	7,005	6,393,236
SLM Student Loan Trust 2004-4 0.614%, 01/27/25•	5,800	5,625,878
SLM Student Loan Trust 2004-9 0.564%, 04/25/25•	5,000	4,997,510
SLM Student Loan Trust 2005-10 0.504%, 10/26/26•	7,500	6,851,617

	Par (000)	Value†

SLM Student Loan Trust 2008-5 1.934%, 07/25/23•	$3,000	$3,125,814
SLM Student Loan Trust 2008-9 1.734%, 04/25/23•	6,695	6,875,819

TOTAL ASSET BACKED SECURITIES (Cost $107,436,421)		107,038,331

COMMERCIAL MORTGAGE BACKED SECURITIES — 13.6%
Banc of America Commercial Mortgage Trust 2006-1 5.372%, 09/10/45•	6,000	6,151,512
Boca Hotel Portfolio Trust 2013-BOCA @• 1.311%, 08/15/26 144A	305	304,588
1.911%, 08/15/26 144A	1,000	1,000,338
CFCRE Commercial Mortgage Trust 2011-C1 4.961%, 04/15/44 144A @•	1,000	1,116,648
Citigroup Deutsche Bank Commercial Mortgage Trust 5.322%, 12/11/49	1,500	1,588,143
EMAC Owner Trust 2000-1 6.485%, 01/15/27 144A @•	638	463,905
Freddie Mac Structured Agency Credit Risk Debt Notes• 2.570%, 08/25/24	3,000	2,981,679
2.370%, 09/25/24	1,500	1,464,958
FREMF Mortgage Trust Series 2010-K6 Class B 5.358%, 12/25/46 144A @	5,000	5,533,540
FREMF Mortgage Trust Series 2012-K18 Class B 4.265%, 01/25/22 144A @•	6,000	6,302,028
FREMF Mortgage Trust Series 2012-K19 Class C 4.176%, 03/25/22 144A @•	4,500	4,478,598
FREMF Mortgage Trust Series 2012-K22 Class B 3.686%, 08/25/45 144A @•	9,145	9,233,679
FREMF Mortgage Trust Series 2012-K707 Class B 3.883%, 12/25/18 144A @	7,962	8,239,157
FREMF Mortgage Trust Series 2012-K711 Class B 3.562%, 08/25/45 144A @	6,000	5,968,476
FREMF Mortgage Trust Series 2013-K28 Class C 3.494%, 03/25/23 144A @•	1,000	934,797
FREMF Mortgage Trust Series 2013-K35 Class C 3.947%, 12/15/45 144A @•	1,000	960,363
FREMF Mortgage Trust Series 2013-KF02 Class C 2.817%, 12/25/45 144A @•	1,288	1,308,359
FREMF Mortgage Trust Series 2014-K40 Class B 4.072%, 09/25/25 144A @	4,500	4,574,574
FREMF Mortgage Trust Series 2014-K503 Class B 3.009%, 10/25/19 144A @	5,000	4,999,155
Hilton USA Trust 2013-HLT 4.407%, 11/05/30 144A @	1,000	1,022,788
Hilton USA Trust 2014-ORL B 1.361%, 07/15/29 144A @•	1,500	1,498,959
JP Morgan Chase Commercial Mortgage Securities Trust 2005-CIBC12 4.948%, 09/12/37•	1,452	1,478,476

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Quality Bond Fund

	Par (000)	Value†
COMMERCIAL MORTGAGE BACKED SECURITIES — (continued)
JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP10 5.420%, 01/15/49	$1,412	$1,507,822
JP Morgan Chase Commercial Mortgage Securities Trust 2014-FBLU @• 1.111%, 12/15/28 Class A 144A	1,000	1,000,144
1.661%, 12/15/28 144A	1,900	1,901,022

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $75,673,394)		76,013,708

CORPORATE BONDS — 31.2%
Aerospace & Defense — 0.4%
The Boeing Co. 6.625%, 02/15/38	1,555	2,185,784

Agriculture — 0.2%
Japan Tobacco, Inc. 2.100%, 07/23/18 144A @	1,000	1,009,023

Airlines — 1.6%
American Airlines 2013-1 Class A Pass Through Trust 4.000%, 07/15/25	949	965,326
American Airlines 2013-2 Class B Pass Through Trust 5.600%, 07/15/20	1,079	1,100,611
Continental Airlines 2009-1 Pass-Through Trust 9.000%, 07/08/16	373	410,498
Continental Airlines 2012-2 Class A Pass Through Trust 4.000%, 10/29/24	947	960,949
Delta Air Lines 2007-1 Class A Pass Through Trust 6.821%, 08/10/22	944	1,094,531
Northwest Airlines 2007-1 Class A Pass Through Trust 7.027%, 11/01/19	1,382	1,568,053
UAL 2009-1 Pass Through Trust 10.400%, 11/01/16	803	894,421
US Airways 2012-1 Class A Pass Through Trust 5.900%, 10/01/24	1,789	1,994,320

		8,988,709

Auto Manufacturers — 0.4%
General Motors Co. 4.000%, 04/01/25	2,500	2,506,250

Banks — 2.8%
Bank of America Corp. 5.650%, 05/01/18	1,000	1,110,973
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 4.625%, 12/01/23	1,750	1,856,250
JPMorgan Chase & Co. 6.000%, 01/15/18	1,700	1,902,025

	Par (000)	Value†

Banks — (continued)
Morgan Stanley 5.950%, 12/28/17	$2,050	$2,277,860
Royal Bank of Canada 1.450%, 09/09/16	1,000	1,007,083
State Street Corp. 4.956%, 03/15/18	3,500	3,790,671
The Bank of New York Mellon Corp. 2.100%, 08/01/18	1,000	1,010,747
Wells Fargo & Co. 4.100%, 06/03/26	2,500	2,555,142

		15,510,751

Beverages — 0.2%
The Coca-Cola Co. 3.300%, 09/01/21	1,000	1,049,977

Biotechnology — 0.6%
Amgen, Inc. 4.950%, 10/01/41	1,000	1,071,850
Biogen Idec, Inc. 6.875%, 03/01/18	1,000	1,152,435
Genentech, Inc. 5.250%, 07/15/35	1,000	1,229,123

		3,453,408

Commercial Services — 1.1%
Drawbridge Special Opportunities Fund LP 5.000%, 08/01/21 144A @	2,000	1,997,500
ERAC USA Finance LLC 2.350%, 10/15/19 144A @	1,000	992,547
Massachusetts Institute of Technology 3.959%, 07/01/38	3,000	3,181,587

		6,171,634

Computers — 0.2%
Hewlett-Packard Co. 2.600%, 09/15/17	1,000	1,018,774

Diversified Financial Services — 4.0%
Altitude Investments 12 LLC 2.454%, 12/09/25	2,370	2,348,556
American Express Co. 6.150%, 08/28/17	4,000	4,456,804
Caisse Centrale Desjardins 2.550%, 03/24/16 144A @	2,000	2,043,216
General Electric Capital Corp.
7.500%, 08/21/35	1,314	1,925,725
5.875%, 01/14/38	1,500	1,898,042
JBG Rockville NCI Campus LLC 6.100%, 07/15/33 144A @	4,000	4,766,656
Safina Ltd. 2.000%, 12/30/23	4,011	3,926,642
Toyota Motor Credit Corp. 3.400%, 09/15/21	1,000	1,051,763

		22,417,404

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Electric — 2.0%
Commonwealth Edison Co. 6.150%, 09/15/17	$500	$560,906
Enel Finance International NV 6.250%, 09/15/17 144A @	1,000	1,109,937
International Transmission Co. 4.625%, 08/15/43 144A @	1,000	1,178,753
Puget Sound Energy, Inc. 7.020%, 12/01/27	3,250	4,192,542
The Toledo Edison Co. 6.150%, 05/15/37	2,335	2,895,125
Wisconsin Public Service Corp. 4.752%, 11/01/44	1,100	1,282,449

		11,219,712

Food — 1.3%
ConAgra Foods,Inc. 1.900%, 01/25/18	1,000	993,338
The Hillshire Brands Co. 2.750%, 09/15/15	1,000	1,007,207
The J.M. Smucker Co. 3.500%, 10/15/21	3,890	4,053,532
WM Wrigley Jr. Co. 2.400%, 10/21/18 144A @	1,000	1,007,041

		7,061,118

Forest Products & Paper — 0.4%
Georgia-Pacific LLC 3.163%, 11/15/21	2,500	2,514,940

Gas — 1.6%
Centrica PLC 5.375%, 10/16/43 144A @	1,000	1,113,360
Northwest Natural Gas Co. 7.000%, 08/01/17	5,000	5,641,310
Pacific Gas & Electric Co. 3.250%, 09/15/21	1,000	1,021,292
Sabine Pass LNG LP 7.500%, 11/30/16	1,380	1,435,200

		9,211,162

Healthcare Products — 2.2%
Becton Dickinson & Co. 3.734%, 12/15/24	2,000	2,059,150
CareFusion Corp. 3.300%, 03/01/23	1,103	1,082,641
4.875%, 05/15/44	2,000	2,130,318
Covidien International Finance SA 6.000%, 10/15/17	1,000	1,119,091
3.200%, 06/15/22	1,000	1,008,986
Edwards Lifesciences Corp. 2.875%, 10/15/18	1,000	1,013,736
Medtronic, Inc. 4.000%, 04/01/43	1,000	953,440
St Jude Medical, Inc. 4.750%, 04/15/43	1,000	1,061,463
Stryker Corp. 2.000%, 09/30/16	1,000	1,016,838

	Par (000)	Value†

Healthcare Products — (continued)
Zimmer Holdings, Inc. 4.625%, 11/30/19	$1,000	$1,092,366

		12,538,029

Healthcare Services — 0.4%
Dignity Health 2.637%, 11/01/19	2,000	2,015,392

Internet — 0.4%
Alibaba Group Holding Ltd. 3.600%, 11/28/24	2,500	2,479,610

Investment Companies — 0.2%
Ares Capital Corp. 4.875%, 11/30/18	1,000	1,051,389

Media — 0.6%
Belo Corp. 7.750%, 06/01/27	1,000	1,095,000
Comcast Cable Holdings LLC 9.875%, 06/15/22	1,000	1,383,158
Viacom, Inc. 5.850%, 09/01/43	1,000	1,112,071

		3,590,229

Mining — 0.9%
Barrick Gold Corp. 5.250%, 04/01/42	2,000	1,848,698
BHP Billiton Finance (USA) Ltd. 5.000%, 09/30/43	1,000	1,133,521
Corp Nacional del Cobre de Chile 3.000%, 07/17/22 144A @	1,000	959,317
Goldcorp, Inc. 3.625%, 06/09/21	1,000	1,001,609

		4,943,145

Miscellaneous Manufacturing — 0.2%
Siemens Financieringsmaatschappij NV 6.125%, 08/17/26 144A @	1,000	1,240,714

Oil & Gas — 2.1%
Anadarko Petroleum Corp. 4.437%, 10/10/36 ¤	7,500	2,844,555
BG Energy Capital PLC 4.000%, 10/15/21 144A @	1,000	1,028,423
BP Capital Markets PLC 2.500%, 11/06/22	2,500	2,329,320
Petrobras International Finance Co. 6.750%, 01/27/41	500	454,785
Petroleos Mexicanos 1.950%, 12/20/22 W.I.	1,600	1,575,397
2.000%, 12/20/22	2,400	2,367,878
Shell International Finance BV 4.550%, 08/12/43	1,000	1,093,970

		11,694,328

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Oil & Gas Services — 0.2%
Schlumberger Oilfield UK PLC 4.200%, 01/15/21 144A @	$1,000	$1,084,981

Pharmaceuticals — 2.5%
AbbVie, Inc. 1.200%, 11/06/15	1,000	1,002,939
GlaxoSmithKline Capital, Inc. 5.375%, 04/15/34	1,000	1,217,564
Johnson & Johnson 4.375%, 12/05/33	3,000	3,360,303
Perrigo Co. PLC 4.000%, 11/15/23	1,000	1,031,337
Takeda Pharmaceutical Co., Ltd. 1.625%, 03/17/17 144A @	2,000	2,006,194
Wyeth LLC 5.950%, 04/01/37	4,000	5,130,632

		13,748,969

Pipelines — 0.9%
Access Midstream Partners LP / ACMP Finance Corp. 4.875%, 05/15/23	1,000	1,015,000
DCP Midstream LLC 6.750%, 09/15/37 144A @	1,000	1,086,243
Plains All American Pipeline LP / Paa Finance Corp. 4.900%, 02/15/45	3,000	3,048,744

		5,149,987

Real Estate Investment Trusts — 0.4%
American Tower Corp. 4.700%, 03/15/22	2,000	2,096,984

Retail — 0.8%
McDonald’s Corp. 5.700%, 02/01/39	2,610	3,205,837
Wal-Mart Stores, Inc. 4.300%, 04/22/44	1,000	1,091,546

		4,297,383

Telecommunications — 1.3%
AT&T, Inc. 3.875%, 08/15/21	1,000	1,046,307
5.350%, 09/01/40	1,000	1,082,821
British Telecommunications PLC 1.625%, 06/28/16	1,000	1,007,201
Verizon Communications, Inc. 4.600%, 04/01/21	1,000	1,085,374
2.450%, 11/01/22	3,000	2,814,780

		7,036,483

Transportation — 1.2%
Canadian National Railway Co. 6.250%, 08/01/34	3,855	5,121,410

	Par (000)	Value†

Transportation — (continued)
Federal Express Corp 1999 Pass Through Trust 7.650%, 01/15/22	$1,153	$1,383,024

		6,504,434

Trucking and Leasing — 0.2%
TTX Co. 5.400%, 02/15/16 144A @	1,000	1,037,672

TOTAL CORPORATE BONDS (Cost $169,960,263)		174,828,375

MUNICIPAL BONDS — 4.6%
City of San Antonio, TX 6.038%, 08/01/35	3,000	3,454,350
Corpus Christi Independent School District 6.124%, 08/15/32	1,000	1,176,730
Metropolitan Transit Authority of Harris County 6.875%, 11/01/38	1,205	1,419,574
Metropolitan Water District of Southern California 6.947%, 07/01/40	1,000	1,192,260
North Carolina State University at Raleigh 6.027%, 10/01/35	3,055	3,468,525
Northeast Ohio Regional Sewer District 6.038%, 11/15/40	2,385	2,777,881
Orange County Sanitation District 6.400%, 02/01/44	1,000	1,350,230
Puerto Rico Sales Tax Financing Corp. 6.050%, 08/01/36	3,325	2,431,606
San Francisco City & County Public Utilities Commission 6.950%, 11/01/50	2,000	2,916,480
South Carolina State Public Service Authority 5.784%, 12/01/41	2,000	2,488,160
University of Arizona 6.643%, 08/01/44	950	1,105,923
West Virginia University 4.471%, 10/01/42	2,000	2,176,240

TOTAL MUNICIPAL BONDS (Cost $23,597,317)		25,957,959

REAL ESTATE INVESTMENT TRUSTS — 0.2%
Diversified Financial Services — 0.2%
American Tower Corp. (Cost $994,479)	1,000,000	983,140

RESIDENTIAL MORTGAGE BACKED SECURITIES — 21.9%
Collateralized Mortgage Obligations — 2.8%
Fannie Mae REMICS 4.000%, 11/25/40	5,986	6,228,274

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Quality Bond Fund

	Par (000)	Value†
RESIDENTIAL MORTGAGE BACKED SECURITIES — (continued)
Collateralized Mortgage Obligations — (continued)
Freddie Mac REMIC 2.000%, 03/15/42	$9,515	$9,275,280

		15,503,554

Fannie Mae Pool — 14.5%
5.000%, 07/01/23	669	715,966
2.285%, 04/01/34•	329	350,864
2.315%, 07/01/36•	522	558,342
2.385%, 08/01/36•	478	510,710
2.861%, 05/01/37•	487	511,945
3.500%, 03/01/41	1,529	1,596,598
3.000%, 11/01/42	28,461	28,849,871
2.500%, 01/01/43	3,446	3,369,252
2.500%, 02/01/43	10,072	9,847,718
3.000%, 03/01/43	20,324	20,593,229
2.500%, 05/01/43	12,388	12,111,259
3.500%, 09/01/43	2,085	2,175,915

		81,191,669

Freddie Mac Gold Pool — 1.5%
3.500%, 12/01/40	4,363	4,545,322
3.500%, 01/01/41	2,853	2,971,528
3.500%, 02/01/41	852	887,461

		8,404,311

Ginnie Mae Pool — 3.2%
6.000%, 10/15/38	460	519,418
6.000%, 10/15/38	340	383,312
3.500%, 10/20/41	5,823	6,122,930
9.000%, 10/15/30	7	7,619
3.000%, 02/16/41	6,500	6,599,268
1.042%, 07/16/46	4,402	4,063,382

		17,695,929

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $119,200,384)		122,795,463

U.S. TREASURY OBLIGATIONS — 6.0%
U.S. Treasury Bond
1.375%, 01/31/20	6,000	5,917,500
2.750%, 08/15/42	5,000	4,998,440
3.125%, 02/15/43	3,685	3,956,481
3.625%, 08/15/43	2,950	3,469,247
3.750%, 11/15/43	1,250	1,502,833
3.625%, 02/15/44	1,800	2,118,515
U.S. Treasury Note
0.625%, 08/15/16	1,150	1,151,887
0.875%, 12/31/16	3,750	3,764,063
0.875%, 04/15/17	2,550	2,553,386
0.625%, 08/31/17	4,000	3,961,876

TOTAL U.S. TREASURY OBLIGATIONS (Cost $31,023,510)		33,394,228

	Par (000)	Value†
EXCHANGE TRADED FUNDS — 1.3%
Investment Companies — 1.3%
iShares iBoxx $ High Yield Corporate Bond ETF (Cost $7,495,902)	$83,000	$7,414,400

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	2,575,036	2,575,036
BlackRock Liquidity Funds TempFund - Institutional Shares	447	447
Federated Prime Obligations Fund - Class I	312	312
Fidelity Institutional Prime Money Market Portfolio	715	715
Fidelity Institutional Prime Money Market Portfolio - Class I	272	272
Wells Fargo Advantage Government Money Market Fund - Institutional Class	52	52
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class	1	1
Wells Fargo Advantage Municipal Cash Management Money Market Fund - Institutional Class	1	1

TOTAL SHORT-TERM INVESTMENTS (Cost $2,576,836)		2,576,836

TOTAL INVESTMENTS — 98.9% (Cost $540,439,761)		$553,482,428

Other Assets & Liabilities — 1.1%		6,133,538

TOTAL NET ASSETS—100.0%		$559,615,966

†	See Security Valuation Note.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
—	Variable Rate Security.
¤	Zero Coupon Bond. The interest rate disclosed represents the effective yield from the date of acquisition to maturity.
LLC	— Limited Liability Company.
LP	— Limited Partnership.
PLC	— Public Limited Company.
REMIC	— Real Estate Mortgage Investment Conduits.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Quality Bond Fund

Country Weightings as of 12/31/2014††
United States	90%
Cayman Islands	3
Canada	2
Luxembourg	1
Mexico	1
Netherlands	1
United Kingdom	1
Other	1

Total	100%

††%	of total investments as of December 31, 2014

Summary of inputs used to value the Fund’s investments as of 12/31/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
REAL ESTATE INVESTMENT TRUSTS	$983,140	$—	$983,140	$—
EXCHANGE TRADED FUNDS	7,414,400	7,414,400	—	—
U.S. TREASURY OBLIGATIONS	33,394,228	—	33,394,228	—
AGENCY OBLIGATION	2,479,988	—	2,479,988	—
ASSET BACKED SECURITIES	107,038,331	—	107,038,331	—
COMMERCIAL MORTGAGE BACKED SECURITIES	76,013,708	—	76,013,708	—
CORPORATE BONDS	174,828,375	—	174,828,375	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	122,795,463	—	122,795,463	—
MUNICIPAL BONDS	25,957,959	—	25,957,959	—
SHORT-TERM INVESTMENTS	2,576,836	2,576,836	—	—

TOTAL INVESTMENTS	$553,482,428	$9,991,236	$543,491,192	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

High Yield Bond Fund

	Par (000)	Value†
ASSET BACKED SECURITIES — 0.2%
Continental Airlines 2012-3 Class C Pass Thru Certificates 6.125%, 04/29/18 (Cost $325,000)	$325	$345,313

	Number of Shares	Value†
COMMON STOCKS — 0.7%
Auto Manufacturers — 0.1%
General Motors Co.	5,200	181,532

Entertainment — 0.0%
New Cotai Participation Class B*144A @^~	1	27,838

Media — 0.1%
Liberty Global PLC, Series C*	2,300	111,113

Oil & Gas — 0.3%
Range Resources Corp.	1,845	98,615
Seven Generations Energy Ltd. Class A*	26,320	396,227

		494,842

Real Estate — 0.0%
The Howard Hughes Corp.*	600	78,252

Telecommunications — 0.2%
Altice S.A.*	2,697	212,977
T-Mobile US, Inc.*	6,400	172,416

		385,393

TOTAL COMMON STOCKS (Cost $874,347)		1,278,970

PREFERRED STOCKS — 0.7%
Banks — 0.4%
Ally Financial, Inc.*144A @	800	799,675

Oil & Gas — 0.1%
Penn Virginia Corp. CONV. 144A @	2,316	151,408

Packaging and Containers — 0.0%
Smurfit-Stone Container Corp. (Escrow) CONV.*^~	725	0

Telecommunications — 0.2%
Crown Castle International Corp. CONV.*	2,450	252,326
T-Mobile US, Inc.*	1,463	77,524

		329,850

TOTAL PREFERRED STOCKS (Cost $1,200,282)		1,280,933

	Par (000)	Value†
REAL ESTATE INVESTMENT TRUSTS — 0.1%
Diversified — 0.1%
American Tower Corp. (Cost $120,700)	$1,207	138,757

	Par (000)	Value†
CORPORATE BONDS — 86.6%
Advertising — 0.4%
CBS Outdoor Americas Capital LLC 5.625%, 02/15/24 144A @	$225	$226,125
MDC Partners, Inc. 6.750%, 04/01/20 144A @	525	540,750

		766,875

Aerospace & Defense — 0.6%
Accudyne Industries LLC 7.750%, 12/15/20 144A @	500	472,500
Ducommun, Inc. 9.750%, 07/15/18	300	321,000
Kratos Defense & Security Solutions, Inc. 7.000%, 05/15/19	125	106,250
TransDigm, Inc. 6.500%, 07/15/24	200	201,000

		1,100,750

Airlines — 1.8%
Air Canada 7.750%, 04/15/21 144A @	275	286,344
Allegiant Travel Co. 5.500%, 07/15/19	175	178,063
American Airlines 2013-1 Class B Pass Through Trust 5.625%, 01/15/21 144A @	71	72,082
American Airlines 2013-1 Class C Pass Through Trust 6.125%, 07/15/18^ 144A @	200	207,000
American Airlines Group Inc 5.500%, 10/01/19 144A @	650	661,375
United Airlines 2014-2 Class B Pass Through Trust 4.625%, 09/03/22	70	68,600
United Continental Holdings, Inc.
6.375%, 06/01/18	325	343,687
6.000%, 12/01/20	600	615,000
6.000%, 07/15/26	325	312,813
6.000%, 07/15/28	100	95,250
US Airways Group, Inc. 6.125%, 06/01/18	725	755,812

		3,596,026

Apparel — 0.7%
Hanesbrands, Inc. 6.375%, 12/15/20	250	265,000
Levi Strauss & Co. 6.875%, 05/01/22	200	215,000
QS Wholesale, Inc. 10.000%, 08/01/20	325	222,625
The William Carter Co. 5.250%, 08/15/21	500	515,000
Wolverine World Wide, Inc. 6.125%, 10/15/20	100	105,000

		1,322,625

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Auto Manufacturers — 2.1%
Chrysler Group LLC 8.000%, 06/15/19	$300	$315,375
8.250%, 06/15/21	2,375	2,630,316
CNH Industrial Finance Europe S.A. 6.250%, 03/09/18	275	372,471
Jaguar Land Rover Automotive PLC 5.625%, 02/01/23 144A @	600	631,500
Navistar International Corp. 8.250%, 11/01/21	175	172,594

		4,122,256

Auto Parts & Equipment — 1.8%
Affinia Group, Inc. 7.750%, 05/01/21	75	77,250
Allison Transmission, Inc. 7.125%, 05/15/19 144A @	350	366,187
American Axle & Manufacturing, Inc.
5.125%, 02/15/19	100	102,000
6.250%, 03/15/21	200	210,000
6.625%, 10/15/22	175	185,500
Dana Holding Corp. 5.375%, 09/15/21	375	386,250
Gestamp Funding Luxembourg S.A. 5.625%, 05/31/20 144A @	300	303,000
MPG Holdco I, Inc. 7.375%, 10/15/22 144A @	400	412,000
Nexteer Automotive Group Ltd. 5.875%, 11/15/21 144A @	200	200,000
Pittsburgh Glass Works LLC 8.000%, 11/15/18 144A @	163	171,965
Schaeffler Holding Finance BV PIK (Cash coupon 6.875%, PIK 7.625%) 6.875%, 08/15/18 144A @	250	260,625
PIK 6.250%, 11/15/19 144A @	200	206,000
The Goodyear Tire & Rubber Co.
8.250%, 08/15/20	250	265,000
8.750%, 08/15/20	100	115,750
6.500%, 03/01/21	300	318,000

		3,579,527

Banks — 1.9%
Ally Financial, Inc. 7.500%, 09/15/20	260	304,850
8.000%, 11/01/31	225	286,875
CIT Group, Inc. 4.250%, 08/15/17	350	357,000
6.625%, 04/01/18 144A @	500	542,500
5.375%, 05/15/20	300	317,070
5.000%, 08/15/22	225	231,188
Provident Funding Associates LP 10.125%, 02/15/19 144A @	100	105,000
6.750%, 06/15/21 144A @	300	291,000
Sberbank of Russia Via SB Capital S.A. 6.125%, 02/07/22 144A @	200	176,246
5.500%, 02/26/24 144A @•	200	146,900

	Par (000)	Value†

Banks — (continued)
Synovus Financial Corp. 5.125%, 06/15/17	$600	$609,000
7.875%, 02/15/19	300	333,750

		3,701,379

Beverages — 0.5%
Constellation Brands, Inc. 6.000%, 05/01/22	300	331,500
Cott Beverages, Inc. 6.750%, 01/01/20 144A @	250	250,000
5.375%, 07/01/22 144A @	400	367,000

		948,500

Building Materials — 1.6%
Ainsworth Lumber Co. Ltd. 7.500%, 12/15/17 144A @	92	94,760
Associated Materials LLC 9.125%, 11/01/17	150	123,750
Builders FirstSource, Inc. 7.625%, 06/01/21 144A @	250	256,250
Interline Brands, Inc. PIK 10.000%, 11/15/18	105	109,725
Masonite International Corp. 8.250%, 04/15/21 144A @	100	106,750
Nortek, Inc. 10.000%, 12/01/18	300	314,250
8.500%, 04/15/21	350	374,500
Reliance Intermediate Holdings LP 9.500%, 12/15/19 144A @	225	235,125
Summit Materials LLC 10.500%, 01/31/20	450	499,500
USG Corp. 9.750%, 01/15/18	450	513,000
5.875%, 11/01/21 144A @	100	101,000
Vulcan Materials Co. 7.500%, 06/15/21	300	349,500

		3,078,110

Chemicals — 1.8%
Axalta Coating Systems US Holdings, Inc. 7.375%, 05/01/21 144A @	150	159,000
Ciech Group Financing AB 9.500%, 11/30/19 144A @	250	333,551
Hexion US Finance Corp. 8.875%, 02/01/18	600	534,000
6.625%, 04/15/20	575	563,500
INEOS Group Holdings S.A. 6.125%, 08/15/18 144A @	200	191,500
Kerling PLC 10.625%, 02/01/17 144A @	200	244,528
Momentive Performance Materials, Inc. 3.880%, 10/24/21	575	487,312
PolyOne Corp. 5.250%, 03/15/23	250	249,832

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Chemicals — (continued)
PQ Corp. 8.750%, 05/01/18 144A @	$475	$491,625
Rayonier AM Products, Inc. 5.500%, 06/01/24 144A @	250	205,313

		3,460,161

Coal — 0.9%
Alpha Natural Resources, Inc. 3.750%, 12/15/17	100	49,938
7.500%, 08/01/20 144A @	325	204,750
CONSOL Energy, Inc 5.875%, 04/15/22 144A @	600	558,000
CONSOL Energy, Inc. 8.250%, 04/01/20	50	51,875
Foresight Energy LLC 7.875%, 08/15/21 144A @	325	320,937
Murray Energy Corp. 9.500%, 12/05/20 144A @	225	225,000
8.625%, 06/15/21 144A @	175	167,125
Suncoke Energy Partners LP 7.375%, 02/01/20 144A @	250	259,687

		1,837,312

Commercial Services — 3.1%
Alliance Data Systems Corp. 6.375%, 04/01/20 144A @	275	281,187
5.375%, 08/01/22 144A @	300	296,250
American Capital Ltd. 6.500%, 09/15/18 144A @	325	339,625
Ashtead Capital, Inc. 6.500%, 07/15/22 144A @	125	132,813
CoreLogic, Inc. 7.250%, 06/01/21	350	367,500
Europcar Groupe S.A. 11.500%, 05/15/17 144A @	350	474,341
FTI Consulting, Inc. 6.750%, 10/01/20	75	78,563
6.000%, 11/15/22	325	332,312
H&E Equipment Services, Inc. 7.000%, 09/01/22	150	154,312
Harland Clarke Holdings Corp. 6.875%, 03/01/20 144A @	125	121,875
Igloo Holdings Corp. PIK (Cash coupon 8.250%, PIK 9.000%) 8.250%, 12/15/17 144A @	175	176,750
Iron Mountain Europe PLC 6.125%, 09/15/22 144A @	225	357,875
Jaguar Holding Co. I PIK (Cash coupon 9.375%, PIK 10.125%) 9.375%, 10/15/17 144A @	225	229,950
Jaguar Holding Co. II 9.500%, 12/01/19 144A @	350	375,375
Laureate Education, Inc. 9.750%, 09/01/19 144A @	625	643,750
Lender Processing Services, Inc. 5.750%, 04/15/23	200	210,000

	Par (000)	Value†

Commercial Services — (continued)
Loxam SAS 7.000%, 07/23/22 144A @	$225	$246,397
Safway Group Holding LLC 7.000%, 05/15/18 144A @	250	237,500
TransUnion Holding Co, Inc. PIK (Cash Coupon 8.125%, PIK 8.875%) 8.125%, 06/15/18	150	153,750
Truven Health Analytics, Inc. 10.625%, 06/01/20	125	121,875
10.625%, 06/01/20 144A @	150	146,250
United Rentals North America, Inc. 6.125%, 06/15/23	525	551,250

		6,029,500

Computers — 0.3%
Dell, Inc. 5.650%, 04/15/18	175	183,750
5.875%, 06/15/19	275	291,500
4.625%, 04/01/21	100	96,375

		571,625

Cosmetics & Personal Care — 0.0%
Avon Products, Inc. 4.600%, 03/15/20	90	81,675

Distribution & Wholesale — 0.5%
HD Supply, Inc. 5.250%, 12/15/21 144A @	425	432,437
Matalan Finance PLC 6.875%, 06/01/19 144A @	350	523,713

		956,150

Diversified Financial Services — 4.4%
Aircastle Ltd. 6.250%, 12/01/19	325	342,875
Aston Escrow Corp. 9.500%, 08/15/21 144A @	275	254,375
Cantor Commercial Real Estate Co. LP 7.750%, 02/15/18 144A @	275	283,937
Consolidated Energy Finance S.A. 6.750%, 10/15/19 144A @	550	537,625
DBP Holding Corp. 7.750%, 10/15/20 144A @	125	106,250
Denali Borrower LLC 5.625%, 10/15/20 144A @	450	468,225
E*TRADE Financial Corp. 5.375%, 11/15/22	300	306,750
General Motors Financial Co., Inc. 4.750%, 08/15/17	375	395,475
3.250%, 05/15/18	250	250,313
6.750%, 06/01/18	75	84,938
Icahn Enterprises LP 4.875%, 03/15/19	350	349,125
6.000%, 08/01/20	650	669,630
Jefferies LoanCore LLC 6.875%, 06/01/20 144A @	400	365,000

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Diversified Financial Services — (continued)
Ladder Capital Finance Holdings LLP. 7.375%, 10/01/17	$200	$206,000
5.875%, 08/01/21 144A @	175	166,250
National Financial Partners Corp. 9.000%, 07/15/21 144A @	275	288,062
Nationstar Mortgage LLC 6.500%, 07/01/21	500	455,000
Navient Corp. 5.000%, 10/26/20	300	294,375
Neuberger Berman Group LLC 5.625%, 03/15/20 144A @	225	235,125
5.875%, 03/15/22 144A @	200	210,500
OneMain Financial Holdings, Inc. 6.750%, 12/15/19 144A @	525	535,500
Outerwall, Inc. 6.000%, 03/15/19	450	443,250
5.875%, 06/15/21 144A @	325	303,062
Springleaf Finance Corp. 5.250%, 12/15/19	300	294,000
Walter Investment Management Corp. 7.875%, 12/15/21	850	758,625

		8,604,267

Electric — 2.1%
AES Corp. 5.500%, 03/15/24	425	431,290
Calpine Corp. 5.375%, 01/15/23	300	303,000
CMS Energy Corp. 5.050%, 03/15/22	130	145,744
Dynegy Finance I, Inc. 6.750%, 11/01/19 144A @	400	407,000
Energy Future Intermediate Holding Co. LLC 11.750%, 03/01/22 144A @~	825	893,407
10.000%, 12/01/49¤	900	83,250
GenOn Energy, Inc. 9.500%, 10/15/18	475	472,625
Infinis PLC 7.000%, 02/15/19 144A @	300	492,129
NRG Energy, Inc. 6.250%, 07/15/22	325	332,313
6.625%, 03/15/23	275	286,000
6.250%, 05/01/24 144A @	200	203,500

		4,050,258

Engineering & Construction — 0.5%
Aguila 3 S.A. 7.875%, 01/31/18 144A @	325	314,438
7.875%, 01/31/18 144A @	300	295,715
Dycom Investments, Inc. 7.125%, 01/15/21	275	288,750

		898,903

Entertainment — 2.9%
Cedar Fair LP 5.250%, 03/15/21	275	276,375

	Par (000)	Value†

Entertainment — (continued)
DreamWorks Animation SKG, Inc. 6.875%, 08/15/20 144A @	$275	$281,875
Graton Economic Development Authority 9.625%, 09/01/19 144A @	500	546,250
Great Canadian Gaming Corp. 6.625%, 07/25/22 144A @	150	135,566
Intralot Finance Luxembourg S.A. 9.750%, 08/15/18 144A @	225	278,796
MU Finance PLC 8.375%, 02/01/17 144A @	223	227,891
National CineMedia LLC 6.000%, 04/15/22	675	675,000
New Cotai LLC PIK 10.625%, 05/01/19 144A @	556	586,853
Peninsula Gaming LLC 8.375%, 02/15/18 144A @	200	208,000
Pinnacle Entertainment, Inc. 7.500%, 04/15/21	375	390,934
Regal Entertainment Group 5.750%, 03/15/22	750	716,250
5.750%, 06/15/23	50	46,750
Scientific Games International, Inc. 7.000%, 01/01/22 144A @	300	303,750
Six Flags Entertainment Corp. 5.250%, 01/15/21 144A @	350	350,000
WMG Acquisition Corp. 6.000%, 01/15/21 144A @	413	413,000
6.750%, 04/15/22 144A @	275	250,250

		5,687,540

Environmental Control — 0.7%
Clean Harbors, Inc. 5.250%, 08/01/20	125	125,625
5.125%, 06/01/21	175	174,563
Darling Ingredients, Inc. 5.375%, 01/15/22	75	73,875
Tervita Corp. 10.875%, 02/15/18 144A @	375	228,750
8.000%, 11/15/18 144A @	775	662,625

		1,265,438

Food — 1.3%
ARAMARK Corp. 5.750%, 03/15/20	200	206,500
BI-LO LLC 9.250%, 02/15/19 144A @	300	276,000
Brakes Capital 7.125%, 12/15/18 144A @	125	192,390
Bumble Bee Holdings, Inc. 9.000%, 12/15/17 144A @	149	156,301
Del Monte Corp. 7.625%, 02/15/19	300	294,750
JBS Investments GmbH 7.750%, 10/28/20 144A @	200	207,100
JBS USA LLC 5.875%, 07/15/24 144A @	250	245,625

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Food — (continued)
Minerva Luxembourg S.A. 12.250%, 02/10/22 144A @	$200	$230,200
Post Holdings, Inc. 6.750%, 12/01/21 144A @	75	72,750
7.375%, 02/15/22	225	225,000
6.000%, 12/15/22 144A @	175	164,063
Premier Foods Finance PLC 6.500%, 03/15/21 144A @	100	133,728
Shearer’s Foods LLC 9.000%, 11/01/19 144A @	75	81,750

		2,486,157

Forest Products & Paper — 0.3%
Mercer International, Inc. 7.000%, 12/01/19 144A @	375	378,750
7.750%, 12/01/22 144A @	200	202,500

		581,250

Gas — 0.1%
NGL Energy Partners LP 5.125%, 07/15/19 144A @	100	96,000
Sabine Pass LNG LP 6.500%, 11/01/20	175	176,750

		272,750

Hand & Machine Tools — 0.3%
Apex Tool Group LLC 7.000%, 02/01/21 144A @	350	299,250
Milacron LLC 7.750%, 02/15/21 144A @	325	331,500

		630,750

Healthcare Products — 0.7%
Crimson Merger Sub, Inc. 6.625%, 05/15/22 144A @	425	381,969
Kinetic Concepts, Inc. 10.500%, 11/01/18	325	353,437
12.500%, 11/01/19	150	165,750
Universal Hospital Services, Inc. 7.625%, 08/15/20	500	430,000

		1,331,156

Healthcare Services — 3.2%
Aviv Healthcare Properties LP 7.750%, 02/15/19	100	104,200
Capella Healthcare, Inc. 9.250%, 07/01/17	625	649,219
Community Health Systems, Inc. 8.000%, 11/15/19	225	240,188
7.125%, 07/15/20	375	399,844
6.875%, 02/01/22	1,150	1,218,281
Fresenius Medical Care U.S. Finance II, Inc. 5.625%, 07/31/19 144A @	250	266,875
5.875%, 01/31/22 144A @	100	108,500
HCA Holdings, Inc. 6.250%, 02/15/21	275	292,875

	Par (000)	Value†

Healthcare Services — (continued)
Holding Medi-Partenaires SAS 7.000%, 05/15/20 144A @	$300	$383,889
IASIS Healthcare LLC 8.375%, 05/15/19	375	393,750
Kindred Escrow Corp. II 8.000%, 01/15/20 144A @	375	398,437
Select Medical Corp. 6.375%, 06/01/21	650	659,750
Tenet Healthcare Corp. 6.000%, 10/01/20	275	295,303
4.500%, 04/01/21	600	601,500
Wellcare Health Plans, Inc. 5.750%, 11/15/20	275	283,938

		6,296,549

Holding Companies — 1.0%
Harbinger Group, Inc. 7.875%, 07/15/19	425	452,625
7.750%, 01/15/22	200	202,000
KraussMaffei Group GmbH 8.750%, 12/15/20 144A @	225	294,669
Opal Acquisition, Inc. 8.875%, 12/15/21 144A @	350	355,250
Polish Television Holding BV PIK 11.000%, 01/15/21 144A @	425	607,870
WaveDivision Escrow LLC 8.125%, 09/01/20 144A @	75	79,875

		1,992,289

Home Builders — 0.7%
KB Home 7.000%, 12/15/21	375	394,453
Standard Pacific Corp. 10.750%, 09/15/16	175	198,188
William Lyon Homes, Inc. 8.500%, 11/15/20	400	431,000
7.000%, 08/15/22 144A @	375	378,750

		1,402,391

Household Products & Wares — 1.3%
Reynolds Group Issuer, Inc. 9.000%, 04/15/19	950	983,250
9.875%, 08/15/19	625	662,500
8.250%, 02/15/21	350	358,750
Spectrum Brands, Inc. 6.375%, 11/15/20	100	104,250
6.625%, 11/15/22	100	105,750
The Sun Products Corp. 7.750%, 03/15/21 144A @	400	338,000

		2,552,500

Housewares — 0.3%
Bormioli Rocco Holdings S.A. 10.000%, 08/01/18 144A @	300	348,147

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Housewares — (continued)
RSI Home Products, Inc. 6.875%, 03/01/18 144A @	$200	$209,000

		557,147

Insurance — 0.9%
A-S Co-Issuer Subsidiary, Inc. 7.875%, 12/15/20 144A @	225	229,500
CNO Financial Group, Inc. 6.375%, 10/01/20 144A @	250	263,750
HUB International Ltd. 7.875%, 10/01/21 144A @	325	323,375
Towergate Finance PLC 8.500%, 02/15/18 144A @	125	172,518
10.500%, 02/15/19 144A @	275	122,155
USI, Inc. 7.750%, 01/15/21 144A @	650	633,750

		1,745,048

Internet — 1.4%
Adria Bidco BV 7.875%, 11/15/20 144A @	275	354,062
Ancestry.Com, Inc. PIK (Cash coupon 9.625%, PIK 10.375%) 9.625%, 10/15/18 144A @	550	539,000
Cerved Group SpA 6.375%, 01/15/20 144A @	100	128,266
Equinix, Inc. 5.375%, 01/01/22	275	277,585
5.375%, 04/01/23	325	325,000
5.750%, 01/01/25	150	151,312
Netflix, Inc. 5.375%, 02/01/21	475	494,000
5.750%, 03/01/24 144A @	475	494,000

		2,763,225

Investment Companies — 0.4%
Ares Capital Corp. 4.875%, 11/30/18	475	499,410
NRG Yield Operating LLC 5.375%, 08/15/24 144A @	325	329,875

		829,285

Iron & Steel — 1.4%
AK Steel Corp. 7.625%, 10/01/21	500	458,750
8.375%, 04/01/22	475	432,250
ArcelorMittal 10.350%, 06/01/19	275	332,063
6.000%, 03/01/21	75	78,000
6.750%, 02/25/22	100	106,750
Bluescope Steel Finance Ltd. 7.125%, 05/01/18 144A @	350	362,250
Ryerson, Inc. 9.000%, 10/15/17	425	436,687
11.250%, 10/15/18	434	462,210

	Par (000)	Value†

Iron & Steel — (continued)
United States Steel Corp. 6.875%, 04/01/21	$25	$25,375

		2,694,335

Leisure Time — 0.5%
24 Hour Holdings IIII LLC 8.000%, 06/01/22 144A @	300	240,000
Cirsa Funding Luxembourg S.A. 8.750%, 05/15/18 144A @	325	403,591
NCL Corp. Ltd. 5.250%, 11/15/19 144A @	300	302,250

		945,841

Lodging — 1.1%
Boyd Gaming Corp. 9.000%, 07/01/20	75	76,875
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500%, 07/01/19 144A @	350	325,500
MGM Resorts International 6.750%, 10/01/20	425	446,250
6.625%, 12/15/21	450	472,500
Playa Resorts Holding BV 8.000%, 08/15/20 144A @	300	299,250
Seminole Hard Rock Entertainment, Inc. 5.875%, 05/15/21 144A @	100	99,000
Station Casinos LLC 7.500%, 03/01/21	425	435,625

		2,155,000

Machinery — Construction & Mining — 0.6%
Blueline Rental Finance Corp. 7.000%, 02/01/19 144A @	225	230,625
Terex Corp. 6.500%, 04/01/20	125	129,375
6.000%, 05/15/21	750	765,000

		1,125,000

Machinery — Diversified — 0.8%
Columbus McKinnon Corp. 7.875%, 02/01/19	275	286,000
Gardner Denver, Inc. 6.875%, 08/15/21 144A @	700	672,000
The Manitowoc Co., Inc. 8.500%, 11/01/20	125	135,000
5.875%, 10/15/22	225	228,375
Zebra Technologies Corp. 7.250%, 10/15/22 144A @	175	183,750

		1,505,125

Media — 9.4%
AMC Networks, Inc. 4.750%, 12/15/22	475	460,750
Arqiva Broadcast Finance PLC 9.500%, 03/31/20 144A @	475	812,519

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Media — (continued)
CCO Holdings LLC 5.250%, 03/15/21	$75	$75,563
6.625%, 01/31/22	625	664,062
5.250%, 09/30/22	400	399,000
5.125%, 02/15/23	285	278,588
5.750%, 09/01/23	200	202,500
CCOH Safari LLC 5.500%, 12/01/22	300	304,500
Central European Media Enterprises Ltd. 5.000%, 11/15/15	650	650,000
Cequel Communications Holdings I LLC 6.375%, 09/15/20 144A @	950	983,250
5.125%, 12/15/21 144A @	325	315,250
Clear Channel Worldwide Holdings, Inc. 7.625%, 03/15/20	50	51,875
6.500%, 11/15/22	50	50,875
6.500%, 11/15/22	450	463,500
CSC Holdings LLC 6.750%, 11/15/21	300	331,500
Dex Media, Inc. 7.000%, 01/29/17	300	130,658
DISH DBS Corp. 5.125%, 05/01/20	375	377,813
6.750%, 06/01/21	125	134,375
5.875%, 07/15/22	250	256,250
Gannett Co., Inc. 5.125%, 10/15/19	200	204,500
6.375%, 10/15/23	525	556,500
iHeartCommunications, Inc. 10.000%, 01/15/18	475	407,313
9.000%, 12/15/19	350	344,750
ION Media Networks, Inc. 11.000%, 07/31/15~	1	0
LGE HoldCo VI BV 7.125%, 05/15/24 144A @	325	432,949
Mediacom Broadband LLC 6.375%, 04/01/23	450	461,250
MPL 2 Acquisition Canco, Inc. 9.875%, 08/15/18 144A @	200	215,000
Numericable SFR S.A. 6.250%, 05/15/24 144A @	725	730,437
Sinclair Television Group, Inc. 6.125%, 10/01/22	300	305,250
Sirius XM Radio, Inc. 5.750%, 08/01/21 144A @	1,175	1,201,437
Starz LLC 5.000%, 09/15/19	250	251,875
Time, Inc. 5.750%, 04/15/22 144A @	275	266,063
Townsquare Radio LLC 9.000%, 04/01/19 144A @	200	213,000
Unitymedia Hessen GmbH & Co. KG 5.000%, 01/15/25 144A @	600	601,500
Unitymedia KabelBW GmbH 9.500%, 03/15/21 144A @	450	608,505

	Par (000)	Value†

Media — (continued)
6.125%, 01/15/25 144A @	$400	$413,000
Univision Communications, Inc. 8.500%, 05/15/21 144A @	850	905,250
6.750%, 09/15/22 144A @	492	526,440
5.125%, 05/15/23 144A @	800	808,000
Videotron Ltd. 6.875%, 07/15/21 144A @	325	300,369
VTR Finance BV 6.875%, 01/15/24 144A @	750	765,000
WideOpenWest Finance LLC 10.250%, 07/15/19	300	312,375
13.375%, 10/15/19	450	473,625

		18,247,216

Mining — 1.6%
Aleris International, Inc. 7.625%, 02/15/18	175	175,875
7.875%, 11/01/20	350	348,250
Eldorado Gold Corp. 6.125%, 12/15/20 144A @	400	388,000
First Quantum Minerals Ltd. 7.250%, 05/15/22 144A @	575	517,500
Lundin Mining Corp. 7.500%, 11/01/20 144A @	400	396,000
Novelis, Inc. 8.750%, 12/15/20	175	185,500
Nyrstar Netherlands Holdings BV 8.500%, 09/15/19 144A @	375	453,770
Vedanta Resources PLC 6.000%, 01/31/19 144A @	275	268,125
8.250%, 06/07/21 144A @	350	346,500

		3,079,520

Miscellaneous Manufacturing — 0.4%
Momentive Performance Escrow 8.875%, 10/15/20^~	575	0
Trinseo Materials Operating SCA 8.750%, 02/01/19	751	761,326

		761,326

Office & Business Equipment — 0.3%
CDW LLC 6.000%, 08/15/22	425	438,813
Magnolia S.A. 9.000%, 08/01/20 144A @	175	202,463

		641,276

Oil & Gas — 6.2%
American Energy-Permian Basin LLC 6.732%, 08/01/19 144A @•	450	330,750
Antero Resources Finance Corp. 6.000%, 12/01/20	475	473,812
Atwood Oceanics, Inc. 6.500%, 02/01/20	150	136,500

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Oil & Gas — (continued)
Bill Barrett Corp. 7.625%, 10/01/19	$650	$591,500
7.000%, 10/15/22	125	100,625
Bonanza Creek Energy, Inc. 5.750%, 02/01/23	500	395,000
Canbriam Energy, Inc. 9.750%, 11/15/19 144A @	250	235,000
Chesapeake Energy Corp. 5.375%, 06/15/21	200	199,875
5.750%, 03/15/23	50	51,500
Concho Resources, Inc. 7.000%, 01/15/21	150	157,125
5.500%, 04/01/23	1,025	1,029,817
Denbury Resources, Inc. 5.500%, 05/01/22	375	343,125
Jupiter Resources, Inc. 8.500%, 10/01/22 144A @	375	282,187
Laredo Petroleum, Inc. 7.375%, 05/01/22	475	444,125
Memorial Resource Development Corp. 5.875%, 07/01/22 144A @	375	339,375
Newfield Exploration Co. 5.625%, 07/01/24	100	98,938
Pacific Rubiales Energy Corp. 5.125%, 03/28/23 144A @	100	78,750
5.625%, 01/19/25 144A @	300	230,250
Parker Drilling Co. 6.750%, 07/15/22	275	206,250
Parsley Energy LLC 7.500%, 02/15/22 144A @	600	568,500
PDC Energy, Inc. 7.750%, 10/15/22	725	688,750
Penn Virginia Corp. 7.250%, 04/15/19	400	312,000
8.500%, 05/01/20	450	360,000
Precision Drilling Corp. 6.625%, 11/15/20	425	382,500
6.500%, 12/15/21	75	63,563
Range Resources Corp. 5.000%, 08/15/22	100	100,000
5.000%, 03/15/23	275	275,000
Rosetta Resources, Inc. 5.875%, 06/01/24	775	689,750
Seven Generations Energy Ltd. 8.250%, 05/15/20 144A @	450	432,000
Seventy Seven Energy, Inc. 6.500%, 07/15/22	475	277,875
SM Energy Co. 6.625%, 02/15/19	250	245,000
6.500%, 11/15/21	150	145,500
6.500%, 01/01/23	300	288,000
5.000%, 01/15/24	500	432,500
Western Refining, Inc. 6.250%, 04/01/21	125	121,875

	Par (000)	Value†

Oil & Gas — (continued)
WPX Energy, Inc. 6.000%, 01/15/22	$800	$770,000
5.250%, 09/15/24	125	116,250

		11,993,567

Oil & Gas Services — 0.7%
CGG S.A. 6.500%, 06/01/21	250	190,000
6.875%, 01/15/22	650	494,000
Compressco Partners LP 7.250%, 08/15/22 144A @	225	193,500
Exterran Partners LP 6.000%, 04/01/21	125	108,750
6.000%, 10/01/22 144A @	350	297,500
McDermott International, Inc. 8.000%, 05/01/21 144A @	175	122,500

		1,406,250

Packaging and Containers — 1.2%
AEP Industries, Inc. 8.250%, 04/15/19	150	151,500
Ardagh Finance Holdings S.A. PIK 8.625%, 06/15/19 144A @	209	205,636
Ardagh Packaging Finance PLC 6.250%, 01/31/19 144A @	200	195,500
7.000%, 11/15/20 144A @	300	303,000
Beverage Packaging Holdings Luxembourg II SA 5.625%, 12/15/16 144A @	225	220,500
6.000%, 06/15/17 144A @	350	341,250
Consolidated Container Co. LLC 10.125%, 07/15/20 144A @	375	348,750
Exopack Holding Corp. 10.000%, 06/01/18 144A @	200	212,000
Graphic Packaging International, Inc. 4.750%, 04/15/21	175	176,313
Tekni-Plex, Inc. 9.750%, 06/01/19 144A @	130	141,050

		2,295,499

Pharmaceuticals — 0.9%
Capsugel S.A. PIK (Cash coupon 7.000%, PIK 7.75%) 7.000%, 05/15/19 144A @	400	404,000
Delta Dutch Newco BV 7.500%, 02/01/22 144A @	175	177,625
Par Pharmaceutical Cos, Inc. 7.375%, 10/15/20	100	104,500
Pinnacle Merger Sub, Inc. 9.500%, 10/01/23 144A @	69	74,520
Valeant Pharmaceuticals International 6.375%, 10/15/20 144A @	500	522,500
Valeant Pharmaceuticals International Escrow Corp. 6.750%, 08/15/18 144A @	450	478,696

		1,761,841

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Pipelines — 1.6%
Atlas Pipeline Partners LP 5.875%, 08/01/23	$575	$569,250
MarkWest Energy Partners LP 4.500%, 07/15/23	650	625,625
NuStar Logistics LP 6.750%, 02/01/21	150	158,625
Penn Virginia Resource Partners LP 6.500%, 05/15/21	100	101,000
Regency Energy Partners LP 5.875%, 03/01/22	250	249,375
Sabine Pass Liquefaction LLC 6.250%, 03/15/22	150	152,250
5.625%, 04/15/23	225	219,937
Targa Resources Partners LP 4.125%, 11/15/19 144A @	225	216,563
5.250%, 05/01/23	50	48,250
4.250%, 11/15/23	875	796,250

		3,137,125

Real Estate — 1.9%
CBRE Services, Inc. 5.000%, 03/15/23	625	638,687
Dupont Fabros Technology LP 5.875%, 09/15/21	775	789,531
Greystar Real Estate Partners LLC 8.250%, 12/01/22 144A @	200	203,500
iStar Financial, Inc. 7.125%, 02/15/18	125	131,250
5.000%, 07/01/19	450	436,500
MPT Operating Partnership LP 6.875%, 05/01/21	225	240,750
6.375%, 02/15/22	125	132,813
Omega Healthcare Investors, Inc. 5.875%, 03/15/24	75	79,688
Realogy Group LLC 9.000%, 01/15/20 144A @	100	109,500
5.250%, 12/01/21 144A @	250	243,125
The Howard Hughes Corp. 6.875%, 10/01/21 144A @	625	646,875

		3,652,219

Retail — 3.2%
99 Cents Only Stores 11.000%, 12/15/19	225	238,500
Academy Ltd. 144A 9.250%, 08/01/19 144A @	175	183,750
Building Materials Holding Corp. 9.000%, 09/15/18 144A @	350	367,500
Ferrellgas LP 6.500%, 05/01/21	275	268,125
6.750%, 01/15/22	125	122,188
Group 1 Automotive, Inc. 5.000%, 06/01/22 144A @	175	171,063
Guitar Center, Inc. 6.500%, 04/15/19 144A @	375	322,500

	Par (000)	Value†

Retail — (continued)
JC Penney Corp., Inc. 8.125%, 10/01/19	$700	$616,000
Michaels Stores, Inc. 5.875%, 12/15/20 144A @	225	227,250
New Look Bondco I PLC 8.375%, 05/14/18 144A @	375	388,125
New Red Finance, Inc. 6.000%, 04/01/22 144A @	350	358,750
PC Nextco Holdings LLC PIK 8.750%, 08/15/19	350	351,750
Penske Automotive Group, Inc. 5.750%, 10/01/22	200	207,500
PF Chang’s China Bistro, Inc. 10.250%, 06/30/20 144A @	800	798,000
Rite Aid Corp. 6.750%, 06/15/21	725	748,562
7.700%, 02/15/27	150	163,500
Sonic Automotive, Inc. 7.000%, 07/15/22	150	161,250
5.000%, 05/15/23	175	169,750
The Men’s Wearhouse, Inc. 7.000%, 07/01/22 144A @	175	179,812
The Pantry, Inc. 8.375%, 08/01/20	175	191,625

		6,235,500

Semiconductors — 0.4%
Freescale Semiconductor, Inc. 6.000%, 01/15/22 144A @	375	391,875
NXP BV 5.750%, 02/15/21 144A @	200	210,000
5.750%, 03/15/23 144A @	250	263,125

		865,000

Software — 2.9%
Activision Blizzard, Inc.
5.625%, 09/15/21 144A @	700	735,000
6.125%, 09/15/23 144A @	175	188,563
BCP Singapore VI Cayman Financing Co. Ltd. 8.000%, 04/15/21 144A @	200	202,000
BMC Software Finance, Inc. 8.125%, 07/15/21 144A @	350	329,000
Eagle Midco, Inc. PIK (Cash coupon 9.000%, PIK 9.750%) 9.000%, 06/15/18 144A @	425	434,562
Epicor Software Corp. 8.625%, 05/01/19	225	236,250
First Data Corp. 6.750%, 11/01/20 144A @	315	336,263
12.625%, 01/15/21	1,625	1,929,687
Infor Software Parent LLC PIK (Cash coupon 7.125%, PIK 7.875%) 7.125%, 05/01/21 144A @	600	588,000
Infor U.S., Inc. 9.375%, 04/01/19	300	321,000

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Software — (continued)
MSCI, Inc. 5.250%, 11/15/24 144A @	$250	$258,750

		5,559,075

Telecommunications — 10.7%
Alcatel-Lucent USA, Inc. 8.875%, 01/01/20 144A @	225	244,688
6.750%, 11/15/20 144A @	775	818,012
Altice Finco S.A. 9.875%, 12/15/20 144A @	400	427,573
9.000%, 06/15/23 144A @	325	431,316
Altice S.A. 7.750%, 05/15/22 144A @	400	400,750
B Communications Ltd. 7.375%, 02/15/21 144A @	325	343,688
CenturyLink, Inc. 5.625%, 04/01/20	725	752,187
Crown Castle International Corp. 5.250%, 01/15/23	425	433,500
Digicel Group Ltd. 8.250%, 09/30/20 144A @	225	218,250
7.125%, 04/01/22 144A @	250	232,500
Digicel Ltd. 6.000%, 04/15/21 144A @	200	187,000
EarthLink Holdings Corp. 7.375%, 06/01/20	175	177,625
Goodman Networks, Inc. 12.125%, 07/01/18	375	387,187
Hughes Satellite Systems Corp. 6.500%, 06/15/19	350	375,375
7.625%, 06/15/21	325	357,500
Intelsat Jackson Holdings S.A. 6.625%, 12/15/22	800	822,000
5.500%, 08/01/23	700	695,730
Intelsat Luxembourg S.A. 7.750%, 06/01/21	75	75,188
Level 3 Communications, Inc. 8.875%, 06/01/19	100	106,020
Level 3 Financing, Inc. 7.000%, 06/01/20	175	184,406
Matterhorn Financing & CY S.C.A. PIK (Cash coupon 9.000%, PIK 9.7500%) 9.000%, 04/15/19 144A @	350	430,083
Millicom International Cellular S.A. 6.625%, 10/15/21 144A @	200	208,000
Mobile Challenger Intermediate Group S.A. PIK 8.750%, 03/15/19 144A @	800	813,116
Mobile Challenger Intermediate Group SA PIK (Cash coupon 8.75%, PIK 9.50%) 8.750%, 03/15/19 144A @	100	122,518
NII International Telecom S.C.A. 11.375%, 08/15/19 144A @	225	162,000
Play Topco S.A. 7.750%, 02/28/20 144A @	225	275,665

	Par (000)	Value†

Telecommunications — (continued)
Sable International Finance Ltd. 8.750%, 02/01/20 144A @	$200	$217,000
Sprint Communications, Inc. 11.500%, 11/15/21	800	962,000
Sprint Corp. 7.125%, 06/15/24	1,725	1,604,250
Syniverse Holdings, Inc. 9.125%, 01/15/19	300	313,500
T-Mobile USA, Inc. 6.250%, 04/01/21	450	460,575
6.633%, 04/28/21	450	461,812
6.000%, 03/01/23	1,350	1,353,375
Telecom Italia Capital S.A. 7.175%, 06/18/19	975	1,116,375
Telecom Italia SpA 6.375%, 06/24/19	350	599,554
UPC Holding BV 8.375%, 08/15/20 144A @	125	162,034
6.750%, 03/15/23 144A @	375	411,323
6.750%, 03/15/23 144A @	200	264,058
UPCB Finance V Ltd. 7.250%, 11/15/21 144A @	150	164,063
UPCB Finance VI Ltd. 6.875%, 01/15/22 144A @	225	244,688
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 7.748%, 02/02/21 144A @	200	166,200
VimpelCom Holdings BV 5.200%, 02/13/19 144A @	200	162,000
7.504%, 03/01/22 144A @	450	364,500
Virgin Media Finance PLC 7.000%, 04/15/23 144A @	275	465,048
6.000%, 10/15/24 144A @	200	209,250
Wind Acquisition Finance S.A. 4.750%, 07/15/20 144A @	400	374,000
7.375%, 04/23/21 144A @	1,100	1,038,180

		20,795,662

Textiles — 0.2%
Springs Industries, Inc. 6.250%, 06/01/21	350	348,250

Transportation — 0.1%
Watco Cos. LLC 6.375%, 04/01/23 144A @	175	173,250

TOTAL CORPORATE BONDS (Cost $171,076,711)		168,477,251

LOAN AGREEMENTS — 4.3%‡
Auto Manufacturers — 0.1%
Navistar, Inc. 5.750%, 08/17/17•	125	124,062

Commercial Services — 0.2%
Weight Watchers International, Inc. 4.000%, 04/02/20•	446	344,665

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

High Yield Bond Fund

	Par (000)	Value†
LOAN AGREEMENTS‡ — (continued)
Computers — 0.1%
Dell, Inc. 4.500%, 04/29/20	$148	$147,127

Distribution & Wholesale — 0.1%
Husky Injection Molding System 4.250%, 06/30/21	149	146,192

Diversified Financial Services — 0.3%
Terra-Gen Finance Co., LLC 5.250%, 12/09/21	300	295,500
Vantiv LLC 3.750%, 06/13/21•	274	270,035

		565,535

Electric — 0.3%
Equipower Resources Holding LLC 4.250%, 12/31/19•	690	684,622

Entertainment — 0.7%
Amaya Holdings BV 5.000%, 08/01/21	274	271,364
Delta 2 (Lux) S.a.r.l. 4.750%, 07/30/21	600	584,502
7.750%, 07/29/22	200	194,000
Peninsula Gaming LLC 4.250%, 11/20/17•	356	352,544

		1,402,410

Healthcare Services — 0.2%
Ortho-Clinical Diagnostics 4.750%, 06/30/21	224	219,901
Surgery Center Holdings 5.250%, 11/03/20	200	194,500

		414,401

Holding Companies — 0.0%
Faenza Acquisition 4.250%, 08/30/20	98	96,481

Insurance — 0.5%
Asurion LLC 5.000%, 05/24/19•	370	364,924
8.500%, 03/03/21	550	544,957

		909,881

Machinery—Diversified — 0.2%
Gardner Denver, Inc. 4.250%, 07/30/20•	173	161,364
Zebra Technologies Corp. 4.750%, 10/27/21	200	200,800

		362,164

Media — 0.3%
McGraw-Hill Global Education Holdings LLC 5.750%, 03/22/19•	168	167,266
Univision Communications, Inc. 4.000%, 03/01/20•	372	363,400

		530,666

	Par (000)	Value†

Oil & Gas — 0.3%
Foresight Energy LLC 5.500%, 08/21/20•	$145	$145,292
Philadelphia Energy Solutions Refining and Marketing LLC 6.250%, 04/04/18•	320	302,843
TGGT Holdings 6.500%, 11/15/18	238	211,375

		659,510

Retail — 0.9%
JC Penney Corp. 6.000%, 05/22/18•	864	849,883
New Red Finance, Inc. 4.500%, 12/12/21	350	348,499
PF Chang’s China Bistro, Inc. 4.250%, 06/22/19•	478	460,487

		1,658,869

Telecommunications — 0.1%
Level 3 Financing, Inc. 4.500%, 01/31/22	200	199,938

TOTAL LOAN AGREEMENTS‡ (Cost $8,418,389)		8,246,523

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 4.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	439,149	439,149
T. Rowe Price Reserve Investment Fund	7,882,661	7,882,661

TOTAL SHORT-TERM INVESTMENTS (Cost $8,321,810)		8,321,810

TOTAL INVESTMENTS — 96.7% (Cost $190,696,759)		$188,089,557

Other Assets & Liabilities — (3.3%)		6,414,050

TOTAL NET ASSETS — 100.0%		$194,503,607

‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at December 31, 2014. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

High Yield Bond Fund

*	Non-income producing security.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
^	Illiquid security. The total market value of illiquid securities at December 31, 2014 is $234,838.
•	Variable Rate Security.
¤	Defaulted Security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2014 is $921,245.

CONV — Convertible Security.

LLC — Limited Liability Company.

LP — Limited Partnership.

OJSC — Open Joint Stock Company

PIK — Payment in Kind Security.

PLC — Public Limited Company.

Country Weightings as of 12/31/2014††
United States	78%
Luxembourg	7
Canada	4
Netherlands	3
United Kingdom	3
France	1
Germany	1
Other	3

Total	100%

††% of total investments as of December 31, 2014

Summary of inputs used to value the Fund’s investments as of 12/31/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$1,278,970	$1,251,132	$—	$27,838
REAL ESTATE INVESTMENT TRUSTS	138,757	138,757	—	—
PREFERRED STOCKS
Banks	799,675	—	799,675	—
Oil & Gas	151,408	151,408	—	—
Packaging and Containers	—	—	—	—
Telecommunications	329,850	329,850	—	—
ASSET BACKED SECURITIES	345,313	—	345,313	—
CORPORATE BONDS	168,477,251	—	168,477,251	—
LOAN AGREEMENTS	8,246,523	—	8,246,523	—
SHORT-TERM INVESTMENTS	8,321,810	8,321,810	—	—

TOTAL INVESTMENTS	$188,089,557	$10,192,957	$177,868,762	$27,838

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2013	$24,557
Change in Appreciation/(Depreciation)	3,281

Balance as of 12/31/2014	$27,838

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Flexibly Managed Fund

	Par (000)	Value†
AGENCY OBLIGATION — 0.2%
Banks — 0.2%
KFW 0.500%, 04/19/16 (Cost $6,649,148)	$6,658	$6,657,867

ASSET BACKED SECURITIES — 0.5%
Ally Master Owner Trust 0.854%, 06/15/17•	8,755	8,765,077
Continental Airlines 2009-2 Class A, Pass Through Trust 7.250%, 11/10/19	635	733,673
Continental Airlines 2012-1 Class A, Pass Through Trust 4.150%, 04/11/24	2,047	2,103,128
Continental Airlines 2012-1 Class B, Pass Through Trust 6.250%, 04/11/20	394	414,022
Ford Credit Auto Owner Trust 2012-C 0. 580%, 12/15/16	823	822,995
Honda Auto Receivables 2012-3 Owner Trust 0.560%, 05/15/16	723	723,472

TOTAL ASSET BACKED SECURITIES (Cost $13,400,088)		13,562,367

	Number of Shares	Value†
COMMON STOCKS — 62.7%
Aerospace & Defense — 1.2%
The Boeing Co.	181,500	23,591,370
United Technologies Corp.	101,500	11,672,500

		35,263,870

Agriculture — 0.9%
Philip Morris International, Inc.	356,500	29,036,925

Auto Parts & Equipment — 2.0%
Delphi Automotive PLC	425,600	30,949,632
Johnson Controls, Inc.	648,900	31,367,826

		62,317,458

Banks — 5.1%
JPMorgan Chase & Co.	475,300	29,744,274
Julius Baer Group Ltd.	128,856	5,883,308
State Street Corp.	769,500	60,405,750
The Bank of New York Mellon Corp.	569,000	23,084,330
UBS Group AG	2,182,837	37,522,314

		156,639,976

Beverages — 0.8%
PepsiCo, Inc.	248,600	23,507,616

Chemicals — 0.6%
Cytec Industries, Inc.	413,700	19,100,529

Commercial Services — 1.7%
Iron Mountain, Inc.	412,194	15,935,420

	Number of Shares	Value†

Commercial Services — (continued)
Tyco International PLC	764,000	$33,509,040
Vantiv, Inc., Class A*	123,500	4,189,120

		53,633,580

Diversified Financial Services — 3.0%
Invesco Ltd.	194,408	7,683,004
TD Ameritrade Holding Corp.	1,096,100	39,218,458
Visa, Inc., Class A	177,400	46,514,280

		93,415,742

Diversified Operations — 1.6%
Pentair PLC	759,900	50,472,558

Electric — 2.6%
FirstEnergy Corp.	263,300	10,266,067
PG&E Corp.	1,068,100	56,865,644
Xcel Energy, Inc.	337,300	12,115,816

		79,247,527

Electrical Components & Equipment — 1.1%
AMETEK, Inc.	626,500	32,972,695

Electronics — 3.2%
Agilent Technologies, Inc.	357,500	14,636,050
Thermo Fisher Scientific, Inc.	673,900	84,432,931

		99,068,981

Engineering & Construction — 0.3%
SBA Communications Corp., Class A*	76,900	8,517,444

Food — 0.7%
Mondelez International, Inc., Class A	558,500	20,287,513
The J.M. Smucker Co.	24,100	2,433,618

		22,721,131

Healthcare Products — 2.3%
Becton Dickinson & Co.	295,100	41,066,116
CareFusion Corp.*	381,400	22,632,276
Henry Schein, Inc.*	55,878	7,607,790

		71,306,182

Healthcare Services — 2.4%
Cigna Corp.	272,200	28,012,102
DaVita HealthCare Partners, Inc.*	143,100	10,838,394
UnitedHealth Group, Inc.	349,000	35,280,410

		74,130,906

Insurance — 2.8%
Marsh & McLennan Cos., Inc.	1,504,800	86,134,752

Internet — 1.4%
eBay, Inc.*	140,700	7,896,084
Google, Inc., Class A*	23,300	12,364,378
Google, Inc., Class C*	41,200	21,687,680

		41,948,142

Machinery — Diversified — 1.4%
IDEX Corp.	185,300	14,423,752

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Flexibly Managed Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Machinery — Diversified — (continued)
Roper Industries, Inc.	174,800	$27,329,980

		41,753,732

Media — 1.6%
Liberty Global PLC, Class A*	134,000	6,727,470
Liberty Global PLC, Series C*	572,800	27,671,968
Twenty-First Century Fox, Inc. Class B	297,700	10,982,153
Viacom, Inc., Class B	61,600	4,635,400

		50,016,991

Miscellaneous Manufacturing — 4.6%
Danaher Corp.	1,656,778	142,002,442

Oil & Gas — 2.7%
Apache Corp.	148,900	9,331,563
California Resources Corp.*	80,520	443,665
Canadian Natural Resources Ltd.	1,578,200	48,734,816
Occidental Petroleum Corp.	206,200	16,621,782
Range Resources Corp.	174,947	9,350,917

		84,482,743

Pharmaceuticals — 8.2%
Abbott Laboratories	708,200	31,883,164
Actavis PLC*	182,900	47,080,289
Allergan, Inc.	255,200	54,252,968
Eli Lilly & Co.	800,600	55,233,394
Merck & Co., Inc.	114,900	6,525,171
Pfizer, Inc.	904,743	28,182,744
Zoetis, Inc.	707,586	30,447,426

		253,605,156

Retail — 4.6%
AutoZone, Inc.*	129,699	80,297,948
CVS Health Corp.	153,300	14,764,323
Lowe’s Cos., Inc.	462,900	31,847,520
O’Reilly Automotive, Inc.*	32,100	6,183,102
Wal-Mart Stores, Inc.	103,100	8,854,228

		141,947,121

Semiconductors — 1.0%
Texas Instruments, Inc.	568,000	30,368,120

Software — 3.7%
Fidelity National Information Services, Inc.	567,400	35,292,280
Fiserv, Inc.*	1,090,600	77,399,882

		112,692,162

Telecommunications — 1.2%
Cisco Systems, Inc.	230,800	6,419,702
Crown Castle International Corp.	391,800	30,834,660

		37,254,362

TOTAL COMMON STOCKS (Cost $1,464,412,791)		1,933,558,843

	Par (000)	Value†
REAL ESTATE INVESTMENT TRUSTS — 0.7%
Diversified — 0.7%
American Tower Corp. (Cost $14,958,011)	$211,597	$20,916,364

	Number of Shares	Value†
PREFERRED STOCKS — 0.7%
Banks — 0.2%
State Street Corp.*	86,000	2,170,640
U.S. Bancorp Series F	71,000	2,090,950
U.S. Bancorp Series G	90,000	2,440,800

		6,702,390

Electric — 0.2%
SCE Trust I	83,775	2,052,487
SCE Trust II	14,730	334,960
SCE Trust III	161,355	4,267,840

		6,655,287

Oil & Gas — 0.0%
Chesapeake Energy Corp.	956	87,474

Telecommunications — 0.3%
T-Mobile US, Inc.*	160,540	8,507,015

TOTAL PREFERRED STOCKS (Cost $20,724,350)		21,952,166

	Par (000)	Value†
CORPORATE BONDS — 21.5%
Advertising — 0.1%
Lamar Media Corp.
5.875%, 02/01/22	$900	933,750
5.000%, 05/01/23	850	841,500

		1,775,250

Aerospace & Defense — 0.0%
Moog, Inc. 5.250%, 12/01/22 144A	650	658,125

Airlines — 0.4%
Continental Airlines 2009-1 Pass-Through Trust 9.000%, 07/08/16	746	820,996
Delta Air Lines 2009-1, Class A Pass Through Trust 7.750%, 12/17/19	502	581,545
Delta Air Lines 2011-1, Class A Pass Through Trust 5.300%, 04/15/19	487	529,353
Hawaiian Airlines 2013-1 Class A, Pass Through Certificates 3.900%, 01/15/26	1,815	1,785,506
United Airlines, Inc. 4.500%, 01/15/15	1,879	6,582,372

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Airlines — (continued)
US Airways 2010-1 Class A, Pass Through Trust 6.250%, 04/22/23	$1,912	$2,146,096
US Airways 2010-1 Class B, Pass Through Trust 8.500%, 04/22/17^	217	236,195
US Airways 2012-2 Class A, Pass Through Trust 4.625%, 06/03/25	267	280,536
US Airways 2012-2 Class B, Pass Through Trust 6.750%, 06/03/21	503	536,186
US Airways 2013-1 Class A, Pass Through Trust 3.950%, 11/15/25	5	4,976
US Airways 2013-1 Class B, Pass Through Trust 5.375%, 11/15/21	5	5,069

		13,508,830

Auto Parts & Equipment — 0.3%
Delphi Corp. 6.125%, 05/15/21	3,125	3,406,250
5.000%, 02/15/23	3,450	3,682,806
Schaeffler Finance BV 7.750%, 02/15/17 144A @	1,250	1,368,750

		8,457,806

Banks — 0.7%
KFW 2.500%, 11/20/24	19,722	19,997,536
Regions Bank 7.500%, 05/15/18	90	104,481
Synovus Financial Corp. 5.125%, 06/15/17	105	106,575

		20,208,592

Chemicals — 0.1%
Cytec Industries, Inc. 3.950%, 05/01/25	3,680	3,724,657

Coal — 0.1%
CONSOL Energy, Inc 5.875%, 04/15/22 144A @	3,075	2,859,750

Diversified Financial Services — 2.0%
Caterpillar Financial Services Corp. 0.700%, 11/06/15	1,585	1,587,750
1.250%, 11/06/17	2,345	2,333,899
E*TRADE Financial Corp. 6.375%, 11/15/19	5,750	6,095,000
Ford Motor Credit Co. LLC 3.875%, 01/15/15	4,530	4,533,429
2.750%, 05/15/15	2,300	2,315,389
2.500%, 01/15/16	2,190	2,214,497
1.483%, 05/09/16•	3,755	3,787,676
4.250%, 02/03/17	1,340	1,407,093

	Par (000)	Value†

Diversified Financial Services — (continued)
6.625%, 08/15/17	$1,675	$1,867,218
0.753%, 09/08/17•	4,325	4,295,218
0.803%, 12/06/17•	6,325	6,284,375
1.724%, 12/06/17	2,150	2,127,780
5.000%, 05/15/18	1,800	1,955,786
2.375%, 03/12/19	4,275	4,245,237
2.597%, 11/04/19	4,350	4,326,601
International Lease Finance Corp. 2.191%, 06/15/16•	2,905	2,901,369
John Deere Capital Corp.
0.304%, 01/12/15•	4,475	4,475,090
0.700%, 09/04/15	1,800	1,805,036
Toyota Motor Credit Corp. 0.401%, 01/23/15•	2,305	2,305,224

		60,863,667

Electric — 0.5%
Berkshire Hathaway Energy Co. 2.400%, 02/01/20 144A	2,550	2,538,897
3.500%, 02/01/25 144A	2,655	2,671,880
4.500%, 02/01/45 144A	2,175	2,275,807
CMS Energy Corp. 6.550%, 07/17/17	895	1,000,443
8.750%, 06/15/19	415	519,556
Dominion Resources, Inc./VA 2.500%, 12/01/19	4,160	4,172,147
3.625%, 12/01/24	2,150	2,177,866
Otter Tail Corp. 9.000%, 12/15/16^	890	1,007,925

		16,364,521

Electronics — 0.0%
Amphenol Corp. 1.550%, 09/15/17	920	917,439

Entertainment — 0.0%
Cedar Fair LP 5.250%, 03/15/21	1,425	1,432,125

Food — 0.1%
B&G Foods, Inc. 4.625%, 06/01/21	1,525	1,488,552

Healthcare Products — 0.7%
Becton Dickinson and Co. 1.800%, 12/15/17	2,590	2,599,552
2.675%, 12/15/19	2,175	2,203,603
3.734%, 12/15/24	2,160	2,223,882
4.685%, 12/15/44	610	656,946
Medtronic, Inc. 1.500%, 03/15/18 144A	1,905	1,895,896
2.500%, 03/15/20 144A	2,845	2,852,463
3.500%, 03/15/25 144A	3,685	3,769,645
4.625%, 03/15/45 144A	5,660	6,135,383

		22,337,370

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Healthcare Services — 1.2%
DaVita HealthCare Partners, Inc. 6.625%, 11/01/20	$4,275	$4,488,750
5.750%, 08/15/22	7,290	7,727,400
5.125%, 07/15/24	14,110	14,392,200
Fresenius Medical Care U.S. Finance II, Inc. 5.625%, 07/31/19 144A @	2,500	2,668,750
5.875%, 01/31/22 144A @	1,900	2,061,500
Roche Holdings, Inc. 3.350%, 09/30/24 144A	3,055	3,144,227
UnitedHealth Group, Inc. 1.400%, 12/15/17	1,545	1,543,624

		36,026,451

Internet — 0.3%
Amazon.com, Inc. 2.600%, 12/05/19	4,155	4,197,219
3.800%, 12/05/24	2,065	2,115,634
Priceline Group, Inc./The 0.350%, 06/15/20	2,323	2,590,145

		8,902,998

Machinery — Construction & Mining — 0.1%
Caterpillar Financial Services Corp. 2.250%, 12/01/19	1,155	1,156,265
3.250%, 12/01/24	1,370	1,388,102

		2,544,367

Machinery — Diversified — 0.3%
CNH Industrial Capital LLC 3.875%, 11/01/15	1,500	1,507,500
6.250%, 11/01/16	2,650	2,775,875
3.625%, 04/15/18	3,150	3,102,750
Xylem, Inc. 3.550%, 09/20/16	1,300	1,350,951
4.875%, 10/01/21	415	448,341

		9,185,417

Media — 2.1%
CCO Holdings LLC 7.250%, 10/30/17	850	884,425
8.125%, 04/30/20	725	763,062
7.375%, 06/01/20	1,925	2,040,500
Unitymedia Hessen GmbH & Co. KG 7.500%, 03/15/19 144A @	7,975	8,373,750
7.500%, 03/15/19 144A @	860	1,094,031
5.500%, 01/15/23 144A @	4,100	4,284,500
Unitymedia KabelBW GmbH 6.125%, 01/15/25 144A	3,300	3,407,250
Univision Communications, Inc. 6.875%, 05/15/19 144A @	18,775	19,549,469
7.875%, 11/01/20 144A @	13,000	13,845,000
6.750%, 09/15/22 144A @	7,944	8,500,080
5.125%, 05/15/23 144A @	2,700	2,727,000

		65,469,067

	Par (000)	Value†

Miscellaneous Manufacturing — 0.0%
Actuant Corp. 5.625%, 06/15/22	$125	$129,688

Oil & Gas — 4.3%
Antero Resources Corp. 5.125%, 12/01/22 144A @	2,300	2,167,750
Antero Resources Finance Corp. 6.000%, 12/01/20	3,950	3,940,125
5.375%, 11/01/21	4,875	4,716,562
Canadian Natural Resources Ltd. 1.750%, 01/15/18	1,000	994,117
3.900%, 02/01/25	2,145	2,114,468
Chesapeake Energy Corp. 3.250%, 03/15/16	3,175	3,167,062
3.481%, 04/15/19	2,225	2,180,500
Concho Resources, Inc. 7.000%, 01/15/21	9,775	10,239,312
6.500%, 01/15/22	4,200	4,389,000
5.500%, 10/01/22	2,425	2,449,250
5.500%, 04/01/23	6,450	6,480,315
EQT Corp. 6.500%, 04/01/18	1,620	1,823,051
8.125%, 06/01/19	1,754	2,114,577
4.875%, 11/15/21	8,005	8,647,858
Laredo Petroleum, Inc. 9.500%, 02/15/19	9,100	9,054,500
5.625%, 01/15/22	2,225	1,946,875
7.375%, 05/01/22	500	467,500
Noble Energy, Inc. 3.900%, 11/15/24	835	825,271
Range Resources Corp. 6.750%, 08/01/20	7,400	7,696,000
5.750%, 06/01/21	12,150	12,544,875
5.000%, 08/15/22	16,975	16,975,000
5.000%, 03/15/23	21,375	21,375,000
SM Energy Co.
6.500%, 11/15/21	3,425	3,322,250
6.500%, 01/01/23	1,200	1,152,000
WPX Energy, Inc. 5.250%, 01/15/17	2,300	2,323,000

		133,106,218

Packaging and Containers — 0.1%
Rexam PLC 6.750%, 06/29/67•	1,700	2,057,090

Pharmaceuticals — 0.3%
Johnson & Johnson 1.125%, 11/21/17	1,360	1,355,940
3.375%, 12/05/23	6,450	6,901,648
Novartis Capital Corp. 3.400%, 05/06/24	875	910,247
Omnicare, Inc. 5.000%, 12/01/24	1,125	1,153,125

		10,320,960

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Pipelines — 2.0%
Energy Transfer Partners LP 4.150%, 10/01/20	$1,925	$1,973,472
4.900%, 02/01/24	2,465	2,583,000
MarkWest Energy Partners LP 6.750%, 11/01/20	4,575	4,758,000
6.500%, 08/15/21	5,650	5,819,500
6.250%, 06/15/22	7,900	8,176,500
5.500%, 02/15/23	11,910	12,058,875
4.500%, 07/15/23	16,225	15,616,562
MarkWest Energy Partners LP / MarkWest Energy Finance Corp. 4.875%, 12/01/24	3,175	3,103,562
ONEOK Partners LP 2.000%, 10/01/17	830	825,366
Targa Resources Partners LP 6.875%, 02/01/21	1,300	1,329,250
5.250%, 05/01/23	2,775	2,677,875
4.250%, 11/15/23	3,325	3,025,750

		61,947,712

Real Estate — 0.0%
CBRE Services, Inc. 5.000%, 03/15/23	900	919,710

Real Estate Investment Trusts — 0.2%
American Tower Corp. 4.625%, 04/01/15	200	201,786
3.500%, 01/31/23	925	893,742
5.000%, 02/15/24	1,535	1,627,817
Host Hotels & Resorts LP 5.875%, 06/15/19	1,800	1,890,657

		4,614,002

Retail — 1.2%
AmeriGas Finance LLC 6.250%, 08/20/19	600	619,500
6.750%, 05/20/20	675	695,250
7.000%, 05/20/22	1,525	1,578,375
Group 1 Automotive, Inc. 5.000%, 06/01/22 144A @	675	659,813
L Brands, Inc. 6.900%, 07/15/17	1,400	1,540,000
8.500%, 06/15/19	900	1,066,500
7.000%, 05/01/20	900	1,021,500
6.625%, 04/01/21	1,925	2,165,625
5.625%, 02/15/22	1,625	1,746,875
5.625%, 10/15/23	5,775	6,237,000
Penske Automotive Group, Inc. 5.375%, 12/01/24	1,325	1,341,562
Rite Aid Corp. 8.000%, 08/15/20	13,100	14,000,625
Suburban Propane Partners LP 7.375%, 03/15/20	2,350	2,438,125
7.375%, 08/01/21	750	785,625

		35,896,375

	Par (000)	Value†

Semiconductors — 0.6%
NXP BV 3.750%, 06/01/18 144A @	$5,725	$5,725,000
5.750%, 02/15/21 144A @	5,075	5,328,750
5.750%, 03/15/23 144A @	7,300	7,683,250

		18,737,000

Telecommunications — 3.8%
Crown Castle International Corp. 4.875%, 04/15/22	4,875	4,923,750
5.250%, 01/15/23	3,865	3,942,300
Intelsat Jackson Holdings SA 7.250%, 04/01/19	7,525	7,854,219
7.250%, 10/15/20	19,505	20,602,156
7.500%, 04/01/21	5,850	6,259,500
5.500%, 08/01/23	5,815	5,779,529
Matterhorn Mobile SA 5.380%, 05/15/19 144A @,•	250	251,458
6.750%, 05/15/19 144A @	4,255	4,494,242
SBA Communications Corp. 5.625%, 10/01/19	950	971,375
SBA Telecommunications, Inc. 5.750%, 07/15/20	875	890,575
Sprint Communications, Inc. 9.000%, 11/15/18 144A @	3,240	3,685,176
Telesat Canada 6.000%, 05/15/17 144A @	2,595	2,646,900
UPCB Finance III Ltd. 6.625%, 07/01/20 144A @	22,045	23,147,250
UPCB Finance V Ltd. 7.250%, 11/15/21 144A @	13,530	14,798,438
UPCB Finance VI Ltd. 6.875%, 01/15/22 144A @	11,900	12,941,250
Verizon Communications, Inc. 0.433%, 03/06/15 144A @,•	4,450	4,450,449

		117,638,567

TOTAL CORPORATE BONDS (Cost $655,260,027)		662,092,306

LOAN AGREEMENTS — 6.0%‡
Beverages — 0.4%
De Master Blenders 3.500%, 07/23/21	9,200	8,993,000
3.500%, 07/23/21	2,250	2,708,026

		11,701,026

Commercial Services — 0.3%
Kronos, Inc. 4.500%, 10/30/19	4,426	4,383,790
9.750%, 04/30/20	3,772	3,828,623

		8,212,413

Diversified Financial Services — 0.1%
Hilton Worldwide Finance LLC 3.500%,10/26/20•	4,605	4,545,763

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Flexibly Managed Fund

	Par (000)	Value†
LOAN AGREEMENTS‡ — (continued)
Electric — 0.0%
Texas Competitive Electric Holdings Co. LLC 3.750%, 05/05/16	$1,016	$1,018,381

Entertainment — 0.1%
Kasima LLC 3.250%, 05/17/21•	707	690,719
Peninsula Gaming LLC 4.250%, 11/20/17•	3,381	3,349,170

		4,039,889

Food — 1.4%
H.J. Heinz Co. 3.500%, 06/05/20•	36,055	35,791,518
Pinnacle Foods Finance LLC 3.000%, 04/29/20•	4,246	4,112,036
3.000%, 04/29/20•	3,802	3,678,314

		43,581,868

Healthcare Services — 0.3%
Davita Healthcare Partners, Inc. 3.500%, 06/24/21	8,520	8,415,182
HCA, Inc. 2.919%, 03/31/17•	1,136	1,125,688

		9,540,870

Holding Companies — 1.3%
Intelsat Jackson Holdings 3.750%, 06/30/19	39,646	39,002,092

Media — 0.4%
Cequel Communications LLC 3.500%, 02/14/19•	4,291	4,218,004
Charter Communications Operating LLC 3.000%, 07/01/20•	2,093	2,049,965
3.000%, 01/03/21•	1,461	1,430,107
4.250%, 09/10/21•	3,275	3,293,438

		10,991,514

Retail — 0.2%
Rite Aid Corp. 3.500%, 02/21/20	744	739,723
Wendy’s International, Inc. 3.250%, 05/15/19•	5,516	5,461,998

		6,201,721

Telecommunications — 1.5%
Crown Castle Operating Co. 3.000%, 01/31/21•	18,082	17,765,996
First Data Corp.• 3.667%, 03/23/18	1,000	979,380
3.667%, 09/24/18	250	244,125
Telesat Canada 4.273%, 03/28/17•	701	600,571
4.43%, 03/28/19•,^	3,684	3,068,199
3.500%, 03/28/19•	5,433	5,347,654

	Par (000)	Value†

Telecommunications — (continued)
UPC Financing Partnership 3.250%, 06/30/21•	$19,925	$19,401,969

		47,407,894

TOTAL LOAN AGREEMENTS (Cost $189,560,635)		186,243,431

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 8.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	14,530,227	14,530,227
T. Rowe Price Reserve Investment Fund	248,832,362	248,832,362

TOTAL SHORT-TERM INVESTMENTS (Cost $263,362,589)		263,362,589

TOTAL INVESTMENTS — 101.1% (Cost $2,628,327,639)		$3,108,345,933

Other Assets & Liabilities — (1.1%)		(34,157,753)

TOTAL NET ASSETS — 100.0%		$3,074,188,180

	Number of Contracts	Value†
WRITTEN OPTIONS
Call Options
Allergan, $170.00, 01/17/15	(440)	(1,843,600)
American Tower, $110.00, 01/15/16	(464)	(157,760)
American Tower, $105.00, 01/15/16	(464)	(259,840)
Apache, $100.00, 01/17/15	(280)	(280)
Apache, $105.00, 01/17/15	(140)	(140)
Apache, $90.00, 01/17/15	(163)	(326)
Apache, $92.50, 01/17/15	(326)	(1,304)
Apache, $95.00, 01/17/15	(440)	(880)
Apache, $97.50, 01/17/15	(140)	(420)
Autozone, $570.00, 01/17/15	(6)	(29,220)
Autozone, $600.00, 01/17/15	(6)	(13,920)
Boeing, $155.00, 01/17/15	(203)	(812)
Boeing, $135.00, 01/17/15	(107)	(4,387)
Boeing, $140.00, 01/17/15	(107)	(642)
Boeing, $140.00, 01/15/16	(243)	(150,174)
Boeing, $145.00, 01/17/15	(204)	(204)
Boeing, $150.00, 01/17/15	(203)	(203)
Cisco, $25.00, 01/15/16	(2,144)	(793,280)
Crown Castle International, $90.00, 01/15/16	(368)	(9,200)
Crown Castle International, $80.00, 01/17/15	(1,295)	(116,550)
CVS, $77.50, 01/17/15	(95)	(191,900)
CVS, $80.00, 01/17/15	(95)	(161,500)
CVS, $90.00, 01/15/16	(546)	(584,220)
CVS, $95.00, 01/15/16	(545)	(416,925)
Danaher Corp., $80.00, 01/17/15	(91)	(60,060)
Danaher Corp., $85.00, 01/17/15	(91)	(21,385)
Danaher Corp., $90.00, 01/17/15	(310)	(1,550)
Delphi, $70.00, 01/17/15	(53)	(17,490)
Delphi, $75.00, 01/17/15	(53)	(2,650)

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Flexibly Managed Fund

	Number of Contracts	Value†
WRITTEN OPTIONS — (continued)
Call Options — (continued)
Google, $1250.00, 01/17/15	(87)	$(4,785)
Google, $1260.00, 01/17/15	(58)	(8,700)
Google, $1280.00, 01/17/15	(6)	(900)
Google, $1330.00, 01/17/15	(6)	(870)
Google, $700.00, 01/15/16	(255)	(186,150)
Google, $700.00, 01/15/16	(76)	(53,200)
JPM, $60.00, 01/17/15	(105)	(29,400)
JPM, $65.00, 01/17/15	(924)	(22,176)
JPM, $65.00, 01/17/15	(115)	(2,760)
JPM, $67.50, 01/17/15	(924)	(3,696)
JPM, $70.00, 01/15/16	(1,500)	(273,000)
Lowe’s, $52.50, 01/17/15	(69)	(113,850)
Lowe’s, $55.00, 01/17/15	(834)	(1,171,770)
Lowe’s, $60.00, 01/15/16	(1,364)	(1,595,880)
Lowe’s, $75.00, 01/15/16	(480)	(160,800)
Modelez International, Inc, $45.00, 01/15/16	(781)	(41,393)
Occidental Petroleum Corp., $95.00, 01/15/16	(1,007)	(251,750)
Occidental Petroleum Corp., $97.50, 01/15/16	(1,006)	(100,600)
Orly, $155.00, 01/17/15	(23)	(84,640)
Orly, $165.00, 01/17/15	(23)	(62,330)
Pepsico, $100.00, 01/15/16	(794)	(242,170)
Pepsico, $105.00, 01/15/16	(469)	(79,730)
Pepsico, $110.00, 01/15/16	(774)	(80,496)
Pfizer, $30.00, 01/15/16	(3,011)	(782,860)
Pfizer, $35.00, 01/17/15	(472)	(1,416)
Pfizer, $32.00, 01/17/15	(472)	(7,552)
Philip Morris, $85.00, 03/20/15	(1,394)	(146,370)
Phillip Morris, $85.00, 01/17/15	(851)	(11,063)
Phillip Morris, $87.50, 01/17/15	(473)	(1,892)
Phillip Morris, $90.00, 01/17/15	(324)	(324)
Phillip Morris, $92.50, 01/17/15	(163)	(326)
Phillip Morris, $95.00, 01/17/15	(219)	(438)
Phillip Morris, $97.50, 01/17/15	(141)	(564)
State Street Corp., $85.00, 01/15/16	(399)	(161,595)
TD Ameritrade $115.00, 01/15/16	(291)	(61,110)
TD Ameritrade, $29.50, 01/17/15	(5,180)	(3,263,400)
TD Ameritrade, $30.00, 02/20/15	(3,094)	(1,763,580)
TD Ameritrade, $33.00, 01/17/15	(2,687)	(738,925)
Texas Instrument, $45.00, 01/17/15	(2,511)	(2,084,130)
Texas Instrument, $50.00, 01/17/15	(306)	(123,318)
Texas Instrument, $50.00, 01/17/15	(1,035)	(417,105)
Thermo Fisher Scientific, $135.00, 01/17/15	(55)	(1,265)
Thermo Fisher Scientific, $140.00, 01/17/15	(55)	(825)
Thermo Fisher Scientifiic, $150.00, 01/15/16	(215)	(107,500)
United Healthcare, $100.00, 01/15/16	(431)	(407,295)
United Healthcare, $105.00, 01/15/16	(430)	(324,650)
United Healthcare, $90.00, 01/15/16	(569)	(1,004,285)
United Healthcare, $95.00, 01/15/16	(569)	(770,995)
United Technologies Corp., $120.00, 01/17/15	(322)	(8,694)

	Number of Contracts	Value†

Call Options — (continued)
United Technologies, $120.00, 01/15/16	(693)	$(434,511)
Visa, $280.00, 01/15/16	(177)	(261,960)
Visa, $300.00, 01/15/16	(176)	(146,960)
Walmart, $80.00, 01/15/16	(515)	(466,075)
Walmart, $82.50, 01/15/16	(516)	(371,520)

TOTAL WRITTEN OPTIONS (Premiums $(13,029,989))		(23,284,371)

†	See Security Valuation Note.
*	Non-income producing security.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.
^	Illiquid security. The total market value of illiquid securities at December 31, 2014 is $4,312,319.
‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at December 31, 2014. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

LLC — Limited Liability Company.

LP — Limited Partnership.

PLC — Public Limited Company.

Country Weightings as of 12/31/2014††
United States	87%
Switzerland	3
Canada	2
Cayman Islands	2
Ireland	2
Germany	1
Luxembourg	1
Other	2

Total	100%

††% of total investments as of December 31, 2014

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Flexibly Managed Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Aerospace & Defense	$35,263,870	$35,263,870	$—	$—
Agriculture	29,036,925	29,036,925	—	—
Auto Parts & Equipment	62,317,458	62,317,458	—	—
Banks	156,639,976	150,756,668	5,883,308	—
Beverages	23,507,616	23,507,616	—	—
Chemicals	19,100,529	19,100,529	—	—
Commercial Services	53,633,580	53,633,580	—	—
Diversified Financial Services	93,415,742	93,415,742	—	—
Diversified Operations	50,472,558	50,472,558	—	—
Electric	79,247,527	79,247,527	—	—
Electrical Components & Equipment	32,972,695	32,972,695	—	—
Electronics	99,068,981	99,068,981	—	—
Engineering & Construction	8,517,444	8,517,444	—	—
Food	22,721,131	22,721,131	—	—
Healthcare Products	71,306,182	71,306,182	—	—
Healthcare Services	74,130,906	74,130,906	—	—
Insurance	86,134,752	86,134,752	—	—
Internet	41,948,142	41,948,142	—	—
Machinery — Diversified	41,753,732	41,753,732	—	—
Media	50,016,991	50,016,991	—	—
Miscellaneous Manufacturing	142,002,442	142,002,442	—	—
Oil & Gas	84,482,743	84,482,743	—	—
Pharmaceuticals	253,605,156	253,605,156	—	—
Retail	141,947,121	141,947,121	—	—
Semiconductors	30,368,120	30,368,120	—	—
Software	112,692,162	112,692,162	—	—
Telecommunications	37,254,362	37,254,362	—	—
REAL ESTATE INVESTMENT TRUSTS	20,916,364	20,916,364	—	—
TOTAL PREFERRED STOCKS	21,952,166	21,952,166	—	—
AGENCY OBLIGATION	6,657,867	—	6,657,867	—
ASSET BACKED SECURITIES	13,562,367	—	13,562,367	—
CORPORATE BONDS	662,092,306	—	662,092,306	—
LOAN AGREEMENTS	186,243,431	—	186,243,431	—
SHORT-TERM INVESTMENTS	263,362,589	263,362,589	—	—

TOTAL INVESTMENTS	$3,108,345,933	$2,233,906,654	$874,439,279	$—

LIABILITIES TABLE
Description	Total Market Value at 12/31/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
WRITTEN OPTIONS	$(23,284,371)	$(1,004,889)	$(22,279,482)	$—

Total Liabilities	$(23,284,371)	$(1,004,889)	$(22,279,482)	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Balanced Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 59.8%
Penn Series Index 500 Fund* (Cost $21,491,951)	3,059,242	$48,886,682

AFFILIATED FIXED INCOME FUNDS — 39.8%
Penn Series Quality Bond Fund* (Cost $27,139,189)	2,432,173	32,591,121

SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $247,645)	247,645	247,645

TOTAL INVESTMENTS — 99.9% (Cost $48,878,785)		$81,725,448

Other Assets & Liabilities — 0.1%		68,197

TOTAL NET ASSETS — 100.0%		$81,793,645

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$48,886,682	$48,886,682	$—	$—
AFFILIATED FIXED INCOME FUNDS	32,591,121	32,591,121	—	—
SHORT-TERM INVESTMENTS	247,645	247,645	—	—

TOTAL INVESTMENTS	$81,725,448	$81,725,448	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Large Growth Stock Fund

	Number of Shares	Value†
COMMON STOCKS — 96.7%
Aerospace & Defense — 2.0%
The Boeing Co.	32,400	$4,211,352
United Technologies Corp.	11,400	1,311,000

		5,522,352

Airlines — 3.1%
American Airlines Group, Inc.	113,100	6,065,553
United Continental Holdings, Inc.*	41,200	2,755,868

		8,821,421

Apparel — 2.1%
Hanesbrands, Inc.	20,300	2,265,886
Michael Kors Holdings Ltd.*	13,000	976,300
NIKE, Inc., Class B	16,100	1,548,015
Under Armour, Inc., Class A*	15,700	1,066,030

		5,856,231

Auto Manufacturers — 0.9%
Tesla Motors, Inc.*	11,200	2,490,992

Auto Parts & Equipment — 0.8%
Delphi Automotive PLC	30,800	2,239,776

Banks — 1.7%
Morgan Stanley	73,600	2,855,680
State Street Corp.	22,800	1,789,800

		4,645,480

Biotechnology — 9.0%
Alexion Pharmaceuticals, Inc.*	20,900	3,867,127
Biogen Idec, Inc.*	17,000	5,770,650
Celgene Corp.*	35,200	3,937,472
Gilead Sciences, Inc.*	63,800	6,013,788
Incyte Corp.*	18,900	1,381,779
Regeneron Pharmaceuticals, Inc.*	5,500	2,256,375
Vertex Pharmaceuticals, Inc.*	17,100	2,031,480

		25,258,671

Building Materials — 0.3%
Martin Marietta Materials, Inc.	7,000	772,240

Chemicals — 1.7%
Ashland, Inc.	11,100	1,329,336
Ecolab, Inc.	4,200	438,984
The Sherwin-Williams Co.	11,900	3,130,176

		4,898,496

Commercial Services — 3.0%
MasterCard, Inc., Class A	72,700	6,263,832
Mobileye NV*	16,500	669,240
Tyco International PLC	36,200	1,587,732

		8,520,804

Computers — 2.3%
Apple, Inc.	51,400	5,673,532
Stratasys Ltd.*	9,600	797,856

		6,471,388

Cosmetics & Personal Care — 0.4%
The Estee Lauder Cos., Inc., Class A	14,300	1,089,660

	Number of Shares	Value†

Diversified Financial Services — 5.1%
BlackRock, Inc.	3,800	$1,358,728
IntercontinentalExchange Group, Inc.	9,200	2,017,468
Invesco Ltd.	3,400	134,368
TD Ameritrade Holding Corp.	45,000	1,610,100
Visa, Inc., Class A	35,400	9,281,880

		14,402,544

Healthcare Products — 1.3%
Intuitive Surgical, Inc.*	7,100	3,755,474

Healthcare Services — 1.4%
Humana, Inc.	12,600	1,809,738
UnitedHealth Group, Inc.	22,100	2,234,089

		4,043,827

Internet — 21.9%
Alibaba Group Holding Ltd. ADR*	39,537	4,109,476
Amazon.com, Inc.*	31,600	9,807,060
Baidu, Inc. ADR*	22,600	5,152,122
Ctrip.com International Ltd. ADR*	36,000	1,638,000
Facebook, Inc., Class A*	80,300	6,265,006
Google, Inc., Class A*	14,100	7,482,306
Google, Inc., Class C*	14,400	7,580,160
LinkedIn Corp., Class A*	10,000	2,297,100
NAVER Corp.*	1,377	881,879
Netflix, Inc.*	6,900	2,357,109
Pandora Media, Inc.*	25,300	451,099
Tencent Holdings Ltd.	125,500	1,815,851
The Priceline Group, Inc.*	7,450	8,494,564
Twitter, Inc.*	27,200	975,664
Vipshop Holdings Ltd. ADR*	107,300	2,096,642

		61,404,038

Lodging — 4.2%
Las Vegas Sands Corp.	40,400	2,349,664
MGM Resorts International*	131,890	2,819,808
Starwood Hotels & Resorts Worldwide, Inc.	15,200	1,232,264
Wynn Macau Ltd.	481,600	1,343,593
Wynn Resorts Ltd.	26,200	3,897,512

		11,642,841

Machinery — Diversified — 2.1%
Flowserve Corp.	13,200	789,756
Roper Industries, Inc.	19,000	2,970,650
Wabtec Corp.	24,500	2,128,805

		5,889,211

Media — 1.6%
The Walt Disney Co.	37,900	3,569,801
Twenty-First Century Fox, Inc., Class A	25,400	975,487

		4,545,288

Metal Fabricate/Hardware — 1.7%
Precision Castparts Corp.	20,300	4,889,864

Miscellaneous Manufacturing — 2.1%
Danaher Corp.	67,000	5,742,570

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Large Growth Stock Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — 2.2%
Continental Resources, Inc.*	18,400	$705,824
EOG Resources, Inc.	6,500	598,455
EQT Corp.	21,100	1,597,270
Pioneer Natural Resources Co.	12,600	1,875,510
Range Resources Corp.	26,597	1,421,610

		6,198,669

Pharmaceuticals — 6.5%
Actavis PLC*	12,600	3,243,366
Allergan, Inc.	15,400	3,273,886
McKesson Corp.	29,100	6,040,578
Pharmacyclics, Inc.*	11,600	1,418,216
Valeant Pharmaceuticals International, Inc.*	29,000	4,150,190

		18,126,236

Retail — 10.4%
AutoZone, Inc.*	5,500	3,405,105
CarMax, Inc.*	41,600	2,769,728
Chipotle Mexican Grill, Inc.*	2,600	1,779,726
Costco Wholesale Corp.	10,500	1,488,375
CVS Health Corp.	32,200	3,101,182
Lowe’s Cos., Inc.	62,200	4,279,360
Ross Stores, Inc.	13,200	1,244,232
Starbucks Corp.	37,900	3,109,695
The Home Depot, Inc.	29,900	3,138,603
Tractor Supply Co.	38,900	3,066,098
Walgreens Boots Alliance, Inc.	21,900	1,668,780

		29,050,884

Semiconductors — 0.6%
ASML Holding N.V.	14,600	1,574,318

Software — 4.1%
Fiserv, Inc.*	17,000	1,206,490
NetSuite, Inc.*	13,900	1,517,463
Red Hat, Inc.*	26,800	1,852,952
Salesforce.com, Inc.*	62,300	3,695,013
ServiceNow, Inc.*	19,600	1,329,860
VMware, Inc., Class A*	16,000	1,320,320
Workday, Inc., Class A*	8,300	677,363

		11,599,461

Telecommunications — 2.3%
Crown Castle International Corp.	55,600	4,375,720
Palo Alto Networks, Inc.*	4,500	551,565
SoftBank Corp.	27,400	1,630,938

		6,558,223

Transportation — 1.9%
FedEx Corp.	11,300	1,962,358
J.B. Hunt Transport Services, Inc.	17,700	1,491,225
Kansas City Southern	15,900	1,940,277

		5,393,860

TOTAL COMMON STOCKS (Cost $184,498,534)		271,404,819

	Number of Shares	Value†
PREFERRED STOCKS — 0.4%
Internet — 0.3%
Dropbox. Inc.*^~	24,940	$476,384
Flipkart Ltd. Series G*^~	2,888	345,867
Livingsocial, Series F, CONV*^~	15,066	3,917

		826,168

Lodging — 0.1%
Airbnb, Inc. Series D*^~	9,999	407,090

TOTAL PREFERRED STOCKS (Cost $1,345,198)		1,233,258

REAL ESTATE INVESTMENT TRUSTS — 1.5%
Diversified — 1.5%
American Tower Corp. (Cost $2,040,078)	42,900	4,240,665

SHORT-TERM INVESTMENTS — 1.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	4,140,610	4,140,610
T. Rowe Price Reserve Investment Fund	1,008	1,008

TOTAL SHORT-TERM INVESTMENTS (Cost $4,141,618)		4,141,618

TOTAL INVESTMENTS — 100.1% (Cost $192,025,428)		$281,020,360

Other Assets & Liabilities — (0.1%)		(338,586)

TOTAL NET ASSETS — 100.0%		$280,681,774

^	Illiquid security. The total market value of illiquid securities at December 31, 2014 is $1,233,258.
†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2014 is $1,233,258.

ADR — American Depository Receipt.

CONV — Convertible Security.

PLC — Public Limited Company.

Country Weightings as of 12/31/2014†
United States	89%
China	5
Canada	1
Ireland	1
Japan	1
Netherlands	1
United Kingdom	1
Other	1

Total	100%

†% of total investments as of December 31, 2014

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Large Growth Stock Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Aerospace & Defense	$5,522,352	$5,522,352	$—	$—
Airlines	8,821,421	8,821,421	—	—
Apparel	5,856,231	5,856,231	—	—
Auto Manufacturers	2,490,992	2,490,992	—	—
Auto Parts & Equipment	2,239,776	2,239,776	—	—
Banks	4,645,480	4,645,480	—	—
Biotechnology	25,258,671	25,258,671	—	—
Building Materials	772,240	772,240	—	—
Chemicals	4,898,496	4,898,496	—	—
Commercial Services	8,520,804	8,520,804	—	—
Computers	6,471,388	6,471,388	—	—
Cosmetics & Personal Care	1,089,660	1,089,660	—	—
Diversified Financial Services	14,402,544	14,402,544	—	—
Healthcare Products	3,755,474	3,755,474	—	—
Healthcare Services	4,043,827	4,043,827	—	—
Internet	61,404,038	58,706,308	2,697,730	—
Lodging	11,642,841	10,299,248	1,343,593	—
Machinery — Diversified	5,889,211	5,889,211	—	—
Media	4,545,288	4,545,288	—	—
Metal Fabricate/Hardware	4,889,864	4,889,864	—	—
Miscellaneous Manufacturing	5,742,570	5,742,570	—	—
Oil & Gas	6,198,669	6,198,669	—	—
Pharmaceuticals	18,126,236	18,126,236	—	—
Retail	29,050,884	29,050,884	—	—
Semiconductors	1,574,318	1,574,318	—	—
Software	11,599,461	11,599,461	—	—
Telecommunications	6,558,223	4,927,285	1,630,938	—
Transportation	5,393,860	5,393,860	—	—
REAL ESTATE INVESTMENT TRUSTS
Diversified	4,240,665	4,240,665	—	—
PREFERRED STOCKS	1,233,258	—	—	1,233,258
SHORT-TERM INVESTMENTS	4,141,618	4,141,618	—	—

TOTAL INVESTMENTS	$281,020,360	$274,114,841	$5,672,261	$1,233,258

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2013	$9,491
Purchases	1,229,341
Change in Unrealized Appreciation/(Depreciation) included in earnings related to securities still held as of the reporting date	(5,574)

Balance as of 12/31/2014	$1,233,258

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period.

$4,168,784 was transferred from Level 1 into Level 2 at 12/31/14 as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. The Fund did not have any transfers in and transfers out of level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Large Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 99.5%
Advertising — 0.4%
Omnicom Group, Inc.	2,872	$222,494

Aerospace & Defense — 3.1%
United Technologies Corp.	15,800	1,817,000

Apparel — 5.5%
Burberry Group PLC	15,904	403,513
Hermes International	368	131,039
LVMH Moet Hennessy Louis Vuitton S.A.	7,539	1,194,193
NIKE, Inc., Class B	7,235	695,645
VF Corp.	9,632	721,437

		3,145,827

Auto Parts & Equipment — 0.9%
Johnson Controls, Inc.	10,600	512,404

Beverages — 2.7%
AMBEV S.A. ADR	63,811	396,904
PepsiCo, Inc.	3,133	296,257
Pernod Ricard S.A.	7,559	840,092

		1,533,253

Chemicals — 4.4%
Monsanto Co.	7,790	930,671
Praxair, Inc.	7,073	916,378
The Sherwin-Williams Co.	2,726	717,047

		2,564,096

Commercial Services — 2.6%
Equifax, Inc.	9,417	761,553
MasterCard, Inc., Class A	8,674	747,352

		1,508,905

Computers — 8.7%
Accenture PLC, Class A	26,791	2,392,704
Apple, Inc.	4,665	514,923
Cognizant Technology Solutions Corp., Class A*	13,211	695,691
EMC Corp.	47,827	1,422,375

		5,025,693

Cosmetics & Personal Care — 5.8%
Colgate-Palmolive Co.	29,355	2,031,072
L’Oreal S.A.	2,743	459,102
The Procter & Gamble Co.	9,153	833,747

		3,323,921

Distribution & Wholesale — 2.0%
W.W. Grainger, Inc.	4,417	1,125,849

Diversified Financial Services — 8.0%
CME Group, Inc.	9,332	827,282
Franklin Resources, Inc.	21,393	1,184,531
The Charles Schwab Corp.	9,465	285,748
Visa, Inc., Class A	8,837	2,317,061

		4,614,622

Electronics — 6.4%
Amphenol Corp., Class A	8,493	457,008

	Number of Shares	Value†

Electronics — (continued)
Mettler-Toledo International, Inc.*	3,480	$1,052,561
Thermo Fisher Scientific, Inc.	11,039	1,383,076
Waters Corp.*	6,880	775,514

		3,668,159

Food — 1.6%
Danone S.A.	14,435	943,735

Healthcare Products — 3.2%
DENTSPLY International, Inc.	23,639	1,259,249
Patterson Cos., Inc.	5,859	281,818
St. Jude Medical, Inc.	4,621	300,504

		1,841,571

Household Products & Wares — 0.7%
Church & Dwight Co., Inc.	4,861	383,095

Internet — 4.9%
eBay, Inc.*	7,336	411,696
Google, Inc., Class A*	4,595	2,438,383

		2,850,079

Media — 8.0%
Discovery Communications, Inc., Class A*	20,673	712,185
The Walt Disney Co.	10,367	976,468
Time Warner, Inc.	15,460	1,320,593
Twenty-First Century Fox, Inc., Class A	35,904	1,378,893
Viacom, Inc., Class B	3,059	230,190

		4,618,329

Metal Fabricate/Hardware — 0.9%
Precision Castparts Corp.	2,220	534,754

Miscellaneous Manufacturing — 4.3%
Colfax Corp.*	11,209	578,048
Danaher Corp.	22,493	1,927,875

		2,505,923

Oil & Gas — 0.4%
Occidental Petroleum Corp.	2,925	235,784

Oil & Gas Services — 2.8%
Schlumberger Ltd.	18,836	1,608,783

Pharmaceuticals — 8.7%
Abbott Laboratories	19,056	857,901
Allergan, Inc.	1,627	345,884
Express Scripts Holding Co.*	15,947	1,350,232
Johnson & Johnson	3,866	404,268
Mead Johnson Nutrition Co.	9,224	927,381
Zoetis, Inc.	25,962	1,117,145

		5,002,811

Retail — 5.2%
AutoZone, Inc.*	1,430	885,327
CVS Health Corp.	17,044	1,641,508
McDonald’s Corp.	5,195	486,771

		3,013,606

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Large Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — 3.7%
Microchip Technology, Inc.	14,835	$669,207
Sensata Technologies Holding N.V.*	14,498	759,840
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	31,878	713,430

		2,142,477

Software — 4.0%
Fidelity National Information Services, Inc.	9,505	591,211
Oracle Corp.	37,871	1,703,059

		2,294,270

Transportation — 0.6%
Expeditors International of Washington, Inc.	7,712	344,032

TOTAL COMMON STOCKS (Cost $46,812,369)		57,381,472

SHORT-TERM INVESTMENTS — 0.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $507,677)	507,677	507,677

TOTAL INVESTMENTS — 100.4% (Cost $47,320,046)		$57,889,149

Other Assets & Liabilities — (0.4%)		(226,041)

TOTAL NET ASSETS — 100.0%		$57,663,108

†	See Security Valuation Note.
*	Non-income producing security.
ADR	— American Depository Receipt.
PLC	— Public Limited Company.

Country Weightings as of 12/31/2014††
United States	83%
France	9
Ireland	4
Brazil	1
Netherlands	1
Taiwan	1
United Kingdom	1

Total	100%

††% of total investments as of December 31, 2014

Summary of inputs used to value the Fund’s investments as of 12/31/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$57,381,472	$53,409,798	$3,971,674	$—
SHORT-TERM INVESTMENTS	507,677	507,677	—	—

TOTAL INVESTMENTS	$57,889,149	$53,917,475	$3,971,674	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period.

$3,229,808 was transferred from Level 1 into Level 2 at 12/31/14 as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. The Fund did not have any transfers in and transfers out of level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Large Core Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 99.1%
Airlines — 1.5%
Delta Air Lines, Inc.	37,220	$1,830,852

Apparel — 3.8%
NIKE, Inc., Class B	26,740	2,571,051
Under Armour, Inc., Class A*	33,000	2,240,700

		4,811,751

Auto Parts & Equipment — 1.1%
Delphi Automotive PLC	19,960	1,451,491

Banks — 1.0%
ICICI Bank Ltd.	104,354	1,205,289

Beverages — 1.7%
Constellation Brands, Inc., Class A*	21,980	2,157,777

Biotechnology — 9.4%
Biogen Idec, Inc.*	6,780	2,301,471
Celgene Corp.*	23,960	2,680,166
Gilead Sciences, Inc.*	33,327	3,141,403
Regeneron Pharmaceuticals, Inc.*	4,510	1,850,227
Vertex Pharmaceuticals, Inc.*	15,960	1,896,048

		11,869,315

Chemicals — 1.6%
Monsanto Co.	16,990	2,029,795

Commercial Services — 4.0%
Alliance Data Systems Corp.*	5,870	1,679,113
McGraw Hill Financial, Inc.	25,890	2,303,692
United Rentals, Inc.*	10,390	1,059,884

		5,042,689

Computers — 7.8%
Apple, Inc.	69,145	7,632,225
Western Digital Corp.	19,370	2,144,259

		9,776,484

Diversified Financial Services — 9.1%
Affiliated Managers Group, Inc.*	11,047	2,344,615
American Express Co.	21,310	1,982,682
IntercontinentalExchange Group, Inc.	13,050	2,861,735
Raymond James Financial, Inc.	22,350	1,280,432
Visa, Inc., Class A	11,650	3,054,630

		11,524,094

Electronics — 1.7%
TE Connectivity Ltd.	33,760	2,135,320

Internet — 10.3%
Alibaba Group Holding Ltd. ADR*	14,945	1,553,383
Amazon.com, Inc.*	6,594	2,046,448
Facebook, Inc., Class A*	63,390	4,945,688
Google, Inc., Class A*	1,710	907,428
Google, Inc., Class C*	4,900	2,579,360
LinkedIn Corp., Class A*	4,180	960,188

		12,992,495

Leisure Time — 1.8%
Polaris Industries, Inc.	14,920	2,256,501

	Number of Shares	Value†

Lodging — 0.9%
Las Vegas Sands Corp.	19,360	$1,125,978

Machinery — Diversified — 2.4%
Cummins, Inc.	10,865	1,566,407
Wabtec Corp.	16,080	1,397,191

		2,963,598

Media — 9.5%
Comcast Corp., Class A	61,240	3,552,532
Liberty Global PLC, Series C*	62,779	3,032,854
Time Warner, Inc.	32,270	2,756,503
Twenty-First Century Fox, Inc., Class A	67,380	2,587,729

		11,929,618

Oil & Gas — 2.7%
Antero Resources Corp.*	16,568	672,329
Cheniere Energy, Inc.*	12,500	880,000
Pioneer Natural Resources Co.	12,470	1,856,160

		3,408,489

Oil & Gas Services — 1.9%
Halliburton Co.	46,890	1,844,184
Nabors Industries Ltd.	40,980	531,920

		2,376,104

Pharmaceuticals — 8.5%
AbbVie, Inc.	43,050	2,817,192
Bristol-Myers Squibb Co.	25,200	1,487,556
Cardinal Health, Inc.	12,760	1,030,115
Eli Lilly & Co.	17,540	1,210,085
McKesson Corp.	11,800	2,449,444
Perrigo Co. PLC	10,460	1,748,493

		10,742,885

Retail — 3.5%
Chipotle Mexican Grill, Inc.*	2,740	1,875,558
The TJX Cos., Inc.	37,790	2,591,638

		4,467,196

Semiconductors — 4.1%
Applied Materials, Inc.	85,460	2,129,663
Micron Technology, Inc.*	86,960	3,044,470

		5,174,133

Software — 3.7%
Salesforce.com, Inc.*	29,330	1,739,562
ServiceNow, Inc.*	22,750	1,543,588
Workday, Inc., Class A*	16,680	1,361,255

		4,644,405

Telecommunications — 3.3%
Palo Alto Networks, Inc.*	14,933	1,830,338
SBA Communications Corp., Class A*	21,040	2,330,390

		4,160,728

Transportation — 3.8%
Canadian Pacific Railway Ltd.	9,750	1,878,728
Old Dominion Freight Line, Inc.*	20,410	1,584,632

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Large Core Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (Continued)
Transportation — (Continued)
Union Pacific Corp.	10,780	$1,284,221

		4,747,581

TOTAL COMMON STOCKS (Cost $94,145,453)		124,824,568

SHORT-TERM INVESTMENTS — 1.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,571,725)	1,571,725	1,571,725

TOTAL INVESTMENTS — 100.3% (Cost $95,717,178)		$126,396,293

Other Assets & Liabilities — (0.3%)		(416,052)

TOTAL NET ASSETS — 100.0%		$125,980,241

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

Country Weightings as of 12/31/2014††
United States	93%
Canada	2
Switzerland	2
China	1
India	1
United Kingdom	1

Total	100%

†† % of total investments as of December 31, 2014

Summary of inputs used to value the Fund’s investments as of 12/31/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
TOTAL COMMON STOCKS	$124,824,568	$124,824,568	$—	$—
SHORT-TERM INVESTMENTS	1,571,725	1,571,725	—	—

TOTAL INVESTMENTS	$126,396,293	$126,396,293	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Large Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 97.2%
Advertising — 1.5%
Omnicom Group, Inc.	43,833	$3,395,742

Aerospace & Defense — 1.7%
Northrop Grumman Corp.	26,264	3,871,051

Agriculture — 1.2%
Philip Morris International, Inc.	33,750	2,748,937

Auto Manufacturers — 1.2%
General Motors Co.	80,991	2,827,396

Banks — 13.8%
Bank of America Corp.	280,274	5,014,102
Citigroup, Inc.	83,293	4,506,984
Fifth Third Bancorp	179,413	3,655,540
JPMorgan Chase & Co.	99,022	6,196,797
State Street Corp.	51,717	4,059,784
The PNC Financial Services Group, Inc.	38,443	3,507,155
Wells Fargo & Co.	84,510	4,632,838

		31,573,200

Beverages — 1.2%
PepsiCo, Inc.	29,626	2,801,435

Building Materials — 1.2%
Vulcan Materials Co.	43,124	2,834,541

Chemicals — 1.5%
E.I. du Pont de Nemours & Co.	46,736	3,455,660

Computers — 2.5%
Apple, Inc.	21,015	2,319,636
EMC Corp.	113,068	3,362,642

		5,682,278

Diversified Financial Services — 5.6%
Ameriprise Financial, Inc.	26,683	3,528,827
Discover Financial Services	55,822	3,655,783
FNF Group	90,540	3,119,103
Legg Mason, Inc.	47,387	2,529,044

		12,832,757

Diversified Operations — 1.3%
Eaton Corp. PLC	44,783	3,043,453

Electric — 3.2%
Calpine Corp.*	102,178	2,261,199
NextEra Energy, Inc.	24,988	2,655,975
PG&E Corp.	45,187	2,405,756

		7,322,930

Electronics — 1.4%
Honeywell International, Inc.	32,013	3,198,739

Food — 1.3%
Mondelez International, Inc., Class A	81,024	2,943,197

Healthcare Products — 1.6%
Covidien PLC	35,688	3,650,169

	Number of Shares	Value†

Healthcare Services — 3.1%
HCA Holdings, Inc.*	31,642	$2,322,206
UnitedHealth Group, Inc.	48,190	4,871,527

		7,193,733

Insurance — 5.7%
American International Group, Inc.	65,871	3,689,435
MetLife, Inc.	64,824	3,506,330
The Travelers Cos., Inc.	24,349	2,577,342
Unum Group	91,704	3,198,635

		12,971,742

Internet — 4.1%
AOL, Inc.*	52,238	2,411,828
Liberty Interactive Corp., Class A*	106,594	3,135,996
Symantec Corp.	145,925	3,743,706

		9,291,530

Machinery — Construction & Mining — 0.6%
Terex Corp.	51,862	1,445,913

Machinery — Diversified — 0.9%
Deere & Co.	22,590	1,998,537

Media — 3.9%
Comcast Corp., Class A	63,363	3,675,687
Liberty Global PLC, Class A*	48,868	2,453,418
Viacom, Inc., Class B	37,659	2,833,840

		8,962,945

Miscellaneous Manufacturing — 2.6%
Illinois Tool Works, Inc.	38,852	3,679,285
Ingersoll-Rand PLC	36,442	2,310,058

		5,989,343

Oil & Gas — 7.5%
Chevron Corp.	39,615	4,444,011
Cobalt International Energy, Inc.*	79,137	703,528
Hess Corp.	28,590	2,110,514
Marathon Oil Corp.	97,893	2,769,393
Noble Energy, Inc.	49,257	2,336,260
Royal Dutch Shell PLC ADR, Class A	41,530	2,780,433
Valero Energy Corp.	42,059	2,081,920

		17,226,059

Oil & Gas Services — 2.0%
National Oilwell Varco, Inc.	39,843	2,610,912
Schlumberger Ltd.	22,133	1,890,379

		4,501,291

Packaging and Containers — 1.6%
Sealed Air Corp.	84,846	3,600,016

Pharmaceuticals — 11.3%
Actavis PLC*	8,953	2,304,592
Bristol-Myers Squibb Co.	39,296	2,319,643
Eli Lilly & Co.	57,507	3,967,408
Express Scripts Holding Co.*	28,072	2,376,856
Merck & Co., Inc.	59,193	3,361,570
Pfizer, Inc.	163,983	5,108,070

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Large Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
Sanofi ADR	78,534	$3,581,936
Teva Pharmaceutical Industries Ltd. ADR	50,643	2,912,479

		25,932,554

Retail — 4.3%
AutoNation, Inc.*	31,568	1,907,023
CVS Health Corp.	29,587	2,849,524
Family Dollar Stores, Inc.	27,102	2,146,749
Lowe’s Cos., Inc.	43,710	3,007,248

		9,910,544

Software — 1.9%
Microsoft Corp.	93,723	4,353,433

Telecommunications — 6.1%
Cisco Systems, Inc.	106,640	2,966,191
Knowles Corp.*	106,994	2,519,709
Motorola Solutions, Inc.	44,659	2,995,726
Verizon Communications, Inc.	61,940	2,897,553
Vodafone Group PLC — ADR	73,837	2,523,010

		13,902,189

Transportation — 1.4%
Norfolk Southern Corp.	30,015	3,289,944

TOTAL COMMON STOCKS (Cost $180,229,388)		222,751,258

REAL ESTATE INVESTMENT TRUSTS — 1.3%
Diversified — 1.3%
Weyerhaeuser Co. (Cost $2,383,488)	79,839	2,865,422

SHORT-TERM INVESTMENTS — 2.0%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $4,537,387)	4,537,387	4,537,387

TOTAL INVESTMENTS — 100.5% (Cost $187,150,263)		$230,154,067

Other Assets & Liabilities — (0.5%)		(1,073,908)

TOTAL NET ASSETS — 100.0%		$229,080,159

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

Country Weightings as of 12/31/2014 ††
United States	89%
Ireland	5
France	3
Israel	1
Netherlands	1
United Kingdom	1

Total	100%

††% of total investments as of December 31, 2014

Summary of inputs used to value the Fund’s investments as of 12/31/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$222,751,258	$222,751,258	$—	$—
REAL ESTATE INVESTMENT TRUSTS	2,865,422	2,865,422
SHORT-TERM INVESTMENTS	4,537,387	4,537,387	—	—

TOTAL INVESTMENTS	$230,154,067	$230,154,067	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Large Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — 93.7%
Aerospace & Defense — 1.1%
United Technologies Corp.	18,338	$2,108,870

Agriculture — 3.5%
Altria Group, Inc.	70,113	3,454,468
Reynolds American, Inc.	51,404	3,303,735

		6,758,203

Banks — 13.8%
Bank of America Corp.	317,313	5,676,730
Citigroup, Inc.	104,188	5,637,613
JPMorgan Chase & Co.	101,719	6,365,575
KeyCorp.	192,576	2,676,806
The PNC Financial Services Group, Inc.	36,157	3,298,603
Wells Fargo & Co.	54,005	2,960,554

		26,615,881

Chemicals — 2.8%
Monsanto Co.	20,984	2,506,959
Syngenta AG ADR	46,076	2,959,922

		5,466,881

Diversified Financial Services — 3.4%
Affiliated Managers Group, Inc.*	19,139	4,062,061
Discover Financial Services	37,361	2,446,772

		6,508,833

Electric — 4.6%
NextEra Energy, Inc.	49,861	5,299,726
PG&E Corp.	67,454	3,591,251

		8,890,977

Electronics — 2.8%
Honeywell International, Inc.	18,617	1,860,211
Thermo Fisher Scientific, Inc.	28,142	3,525,911

		5,386,122

Food — 2.3%
The Kroger Co.	68,111	4,373,407

Forest Products & Paper — 1.1%
International Paper Co.	41,056	2,199,780

Gas — 1.9%
Sempra Energy	31,971	3,560,290

Healthcare Products — 2.7%
Covidien PLC	28,118	2,875,909
Stryker Corp.	24,838	2,342,969

		5,218,878

Insurance — 5.6%
ACE Ltd.	37,077	4,259,406
Aflac, Inc.	56,643	3,460,321
XL Group PLC	91,711	3,152,107

		10,871,834

Internet — 2.3%
Google, Inc., Class C*	8,498	4,473,347

	Number of Shares	Value†

Machinery — Construction & Mining — 1.7%
Caterpillar, Inc.	36,415	$3,333,065

Media — 2.2%
CBS Corp., Class B	45,253	2,504,301
The Walt Disney Co.	18,080	1,702,955

		4,207,256

Miscellaneous Manufacturing — 2.2%
General Electric Co.	130,532	3,298,543
Trinity Industries, Inc.	30,377	850,860

		4,149,403

Oil & Gas — 11.3%
Anadarko Petroleum Corp.	23,518	1,940,235
California Resources Corp.*	0	1
Chevron Corp.	33,225	3,727,181
Devon Energy Corp.	29,613	1,812,612
Exxon Mobil Corp.	91,487	8,457,973
Occidental Petroleum Corp.	46,430	3,742,722
Phillips 66	30,014	2,152,004

		21,832,728

Oil & Gas Services — 0.5%
Halliburton Co.	24,327	956,781

Pharmaceuticals — 9.6%
Eli Lilly & Co.	79,589	5,490,845
Merck & Co., Inc.	110,187	6,257,519
Roche Holding Ltd. AG ADR	128,703	4,374,615
Teva Pharmaceutical Industries Ltd. ADR	41,825	2,405,356

		18,528,335

Retail — 5.0%
CVS Health Corp.	38,850	3,741,643
The Home Depot, Inc.	35,738	3,751,418
The TJX Cos., Inc.	29,646	2,033,123

		9,526,184

Semiconductors — 2.3%
QUALCOMM, Inc.	59,352	4,411,634

Software — 4.6%
Microsoft Corp.	108,753	5,051,577
Oracle Corp.	82,539	3,711,779

		8,763,356

Telecommunications — 3.8%
Telefonaktiebolaget LM Ericsson ADR	155,514	1,881,719
Verizon Communications, Inc.	115,287	5,393,126

		7,274,845

Transportation — 2.6%
C.H. Robinson Worldwide, Inc.	45,714	3,423,522
CSX Corp.	45,931	1,664,080

		5,087,602

TOTAL COMMON STOCKS (Cost $148,998,311)		180,504,492

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Large Core Value Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — 5.1%
Apartments — 1.8%
Equity Residential	47,741	$3,429,714

Regional Malls — 1.7%
Simon Property Group, Inc.	17,681	3,219,887

Storage & Warehousing — 1.6%
Public Storage	16,625	3,073,131

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $8,140,702)		9,722,732

SHORT-TERM INVESTMENTS — 1.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,195,460)	2,195,460	2,195,460

TOTAL INVESTMENTS — 99.9% (Cost $159,334,473)		$192,422,684

Other Assets & Liabilities — 0.1%		272,808

TOTAL NET ASSETS — 100.0%		$192,695,492

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

Country Weightings as of 12/31/2014††
United States	89%
Switzerland	6
Bermuda	2
Ireland	1
Israel	1
Sweden	1

Total	100%

†† % of total investments as of December 31, 2014

Summary of inputs used to value the Fund’s investments as of 12/31/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$180,504,492	$180,504,492	$—	$—
REAL ESTATE INVESTMENT TRUSTS	9,722,732	9,722,732	—	—
SHORT-TERM INVESTMENTS	2,195,460	2,195,460	—	—

TOTAL INVESTMENTS	$192,422,684	$192,422,684	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — 95.5%
Advertising — 0.1%
Omnicom Group, Inc.	5,767	$446,770
The Interpublic Group of Cos., Inc.	10,134	210,483

		657,253

Aerospace & Defense — 1.9%
General Dynamics Corp.	7,497	1,031,737
L-3 Communications Holdings, Inc.	2,100	265,041
Lockheed Martin Corp.	6,337	1,220,316
Northrop Grumman Corp.	4,692	691,554
Raytheon Co.	7,376	797,862
Rockwell Collins, Inc.	3,245	274,138
The Boeing Co.	15,621	2,030,417
United Technologies Corp.	20,142	2,316,330

		8,627,395

Agriculture — 1.6%
Altria Group, Inc.	46,678	2,299,825
Archer-Daniels-Midland Co.	15,399	800,748
Lorillard, Inc.	8,509	535,556
Philip Morris International, Inc.	36,688	2,988,238
Reynolds American, Inc.	7,202	462,873

		7,087,240

Airlines — 0.4%
Delta Air Lines, Inc.	19,800	973,962
Southwest Airlines Co.	15,917	673,607

		1,647,569

Apparel — 0.8%
Coach, Inc.	6,277	235,764
Michael Kors Holdings Ltd.*	4,900	367,990
NIKE, Inc., Class B	16,446	1,581,283
Ralph Lauren Corp.	1,428	264,408
Under Armour, Inc., Class A*	3,900	264,810
VF Corp.	8,132	609,087

		3,323,342

Auto Manufacturers — 0.7%
Ford Motor Co.	91,567	1,419,289
General Motors Co.	32,200	1,124,102
PACCAR, Inc.	8,544	581,077

		3,124,468

Auto Parts & Equipment — 0.4%
BorgWarner, Inc.	5,400	296,730
Delphi Automotive PLC	7,200	523,584
Johnson Controls, Inc.	15,711	759,470
The Goodyear Tire & Rubber Co.	6,906	197,304

		1,777,088

Banks — 7.4%
Bank of America Corp.	249,735	4,467,759
BB&T Corp.	17,099	664,980
Capital One Financial Corp.	13,241	1,093,045
Citigroup, Inc.	71,881	3,889,481
Comerica, Inc.	4,344	203,473
Fifth Third Bancorp	19,446	396,212

	Number of Shares	Value†

Banks — (continued)
Huntington Bancshares, Inc.	19,965	$210,032
JPMorgan Chase & Co.	88,464	5,536,077
KeyCorp.	20,699	287,716
M&T Bank Corp.	3,108	390,427
Morgan Stanley	36,463	1,414,764
Northern Trust Corp.	5,247	353,648
Regions Financial Corp.	32,894	347,361
State Street Corp.	9,947	780,839
SunTrust Banks, Inc.	12,388	519,057
The Bank of New York Mellon Corp.	26,680	1,082,408
The Goldman Sachs Group, Inc.	9,643	1,869,103
The PNC Financial Services Group, Inc.	12,583	1,147,947
U.S. Bancorp	42,656	1,917,387
Wells Fargo & Co.	111,737	6,125,422
Zions Bancorporation	4,804	136,962

		32,834,100

Beverages — 2.2%
Brown-Forman Corp., Class B	3,793	333,177
Coca-Cola Enterprises, Inc.	5,428	240,026
Constellation Brands, Inc., Class A*	3,923	385,121
Dr. Pepper Snapple Group, Inc.	4,500	322,560
Keurig Green Mountain, Inc.	2,900	383,946
Molson Coors Brewing Co., Class B	3,938	293,460
Monster Beverage Corp.*	3,500	379,225
PepsiCo, Inc.	35,361	3,343,736
The Coca-Cola Co.	93,270	3,937,859

		9,619,110

Biotechnology — 2.8%
Alexion Pharmaceuticals, Inc.*	4,700	869,641
Amgen, Inc.	17,945	2,858,459
Biogen Idec, Inc.*	5,633	1,912,122
Celgene Corp.*	18,856	2,109,232
Gilead Sciences, Inc.*	35,698	3,364,894
Regeneron Pharmaceuticals, Inc.*	1,700	697,425
Vertex Pharmaceuticals, Inc.*	5,700	677,160

		12,488,933

Building Materials — 0.1%
Martin Marietta Materials, Inc.	1,500	165,480
Masco Corp.	8,277	208,580
Vulcan Materials Co.	3,041	199,885

		573,945

Chemicals — 2.3%
Air Products & Chemicals, Inc.	4,521	652,064
Airgas, Inc.	1,600	184,288
CF Industries Holdings, Inc.	1,200	327,048
E.I. du Pont de Nemours & Co.	21,323	1,576,623
Eastman Chemical Co.	3,682	279,317
Ecolab, Inc.	6,333	661,925
FMC Corp.	3,100	176,793
International Flavors & Fragrances, Inc.	1,875	190,050
LyondellBasell Industries N.V., Class A	9,900	785,961
Monsanto Co.	11,537	1,378,325

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Chemicals — (continued)
PPG Industries, Inc.	3,310	$765,106
Praxair, Inc.	6,926	897,333
Sigma-Aldrich Corp.	2,722	373,649
The Dow Chemical Co.	26,379	1,203,146
The Mosaic Co.	7,600	346,940
The Sherwin-Williams Co.	1,934	508,719

		10,307,287

Coal — 0.0%
CONSOL Energy, Inc.	5,776	195,287

Commercial Services — 1.6%
Allegion PLC	2,266	125,672
Alliance Data Systems Corp.*	1,400	400,470
Automatic Data Processing, Inc.	11,443	954,003
Cintas Corp.	2,455	192,570
Equifax, Inc.	2,834	229,186
H&R Block, Inc.	6,666	224,511
Iron Mountain, Inc.	4,697	181,586
MasterCard, Inc., Class A	23,300	2,007,528
McGraw Hill Financial, Inc.	6,486	577,124
Moody’s Corp.	4,473	428,558
Paychex, Inc.	7,775	358,972
Quanta Services, Inc.*	4,900	139,111
Robert Half International, Inc.	3,207	187,225
The ADT Corp.	4,134	149,775
The Western Union Co.	12,378	221,690
Total System Services, Inc.	3,977	135,059
Tyco International PLC	10,000	438,600
United Rentals, Inc.*	2,300	234,623

		7,186,263

Computers — 6.0%
Accenture PLC, Class A	15,000	1,339,650
Apple, Inc.	138,882	15,329,795
Cognizant Technology Solutions Corp., Class A*	14,504	763,781
Computer Sciences Corp.	3,357	211,659
EMC Corp.	48,248	1,434,896
Hewlett-Packard Co.	43,983	1,765,038
International Business Machines Corp.	21,758	3,490,853
NetApp, Inc.	7,421	307,600
SanDisk Corp.	5,297	519,000
Seagate Technology PLC	7,700	512,050
Teradata Corp.*	3,516	153,579
Western Digital Corp.	5,100	564,570

		26,392,471

Cosmetics & Personal Care — 1.7%
Avon Products, Inc.	10,950	102,821
Colgate-Palmolive Co.	20,270	1,402,481
The Estee Lauder Cos., Inc., Class A	5,374	409,499
The Procter & Gamble Co.	63,994	5,829,213

		7,744,014

	Number of Shares	Value†

Distribution & Wholesale — 0.3%
Fastenal Co.	6,700	$318,652
Fossil Group, Inc.*	1,100	121,814
Genuine Parts Co.	3,605	384,185
W.W. Grainger, Inc.	1,472	375,198

		1,199,849

Diversified Financial Services — 2.7%
Affiliated Managers Group, Inc.*	1,300	275,912
American Express Co.	20,980	1,951,979
Ameriprise Financial, Inc.	4,446	587,983
BlackRock, Inc.	2,999	1,072,322
CME Group, Inc.	7,560	670,194
Discover Financial Services	10,578	692,753
E*TRADE Financial Corp.*	6,481	157,197
Franklin Resources, Inc.	9,156	506,968
IntercontinentalExchange Group, Inc.	2,670	585,504
Invesco Ltd.	10,367	409,704
Legg Mason, Inc.	2,261	120,670
Navient Corp.	9,734	210,352
T. Rowe Price Group, Inc.	6,281	539,287
The Charles Schwab Corp.	26,969	814,194
The NASDAQ OMX Group, Inc.	2,800	134,288
Visa, Inc., Class A	11,564	3,032,081

		11,761,388

Diversified Operations — 0.3%
Eaton Corp. PLC	11,306	768,356
Leucadia National Corp.	7,260	162,769
Pentair PLC	4,519	300,152

		1,231,277

Electric — 2.9%
AES Corp.	16,344	225,057
Ameren Corp.	5,798	267,462
American Electric Power Co., Inc.	11,757	713,885
CMS Energy Corp.	6,707	233,068
Consolidated Edison, Inc.	6,834	451,112
Dominion Resources, Inc.	13,909	1,069,602
DTE Energy Co.	4,092	353,426
Duke Energy Corp.	16,859	1,408,401
Edison International	7,674	502,494
Entergy Corp.	4,147	362,780
Exelon Corp.	20,310	753,095
FirstEnergy Corp.	9,956	388,184
Integrys Energy Group, Inc.	1,995	155,311
NextEra Energy, Inc.	10,285	1,093,193
Northeast Utilities	7,517	402,310
NRG Energy, Inc.	7,800	210,210
Pepco Holdings, Inc.	5,540	149,192
PG&E Corp.	11,350	604,274
Pinnacle West Capital Corp.	2,569	175,488
PPL Corp.	15,998	581,207
Public Service Enterprise Group, Inc.	11,749	486,526
SCANA Corp.	3,400	205,360
TECO Energy, Inc.	5,923	121,362

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electric — (continued)
The Southern Co.	21,111	$1,036,761
Wisconsin Energy Corp.	5,200	274,248
Xcel Energy, Inc.	11,630	417,750

		12,641,758

Electrical Components & Equipment — 0.3%
AMETEK, Inc.	5,800	305,254
Emerson Electric Co.	16,376	1,010,890

		1,316,144

Electronics — 1.1%
Agilent Technologies, Inc.	7,845	321,174
Amphenol Corp., Class A	7,400	398,194
FLIR Systems, Inc.	3,600	116,316
Garmin Ltd.	2,800	147,924
Honeywell International, Inc.	18,508	1,849,319
PerkinElmer, Inc.	2,516	110,025
TE Connectivity Ltd.	9,600	607,200
Thermo Fisher Scientific, Inc.	9,482	1,188,000
Waters Corp.*	1,958	220,706

		4,958,858

Engineering & Construction — 0.1%
Fluor Corp.	3,870	234,638
Jacobs Engineering Group, Inc.*	2,983	133,310

		367,948

Environmental Control — 0.2%
Republic Services, Inc.	5,814	234,014
Stericycle, Inc.*	2,000	262,160
Waste Management, Inc.	10,200	523,464

		1,019,638

Food — 1.6%
Campbell Soup Co.	4,516	198,704
ConAgra Foods, Inc.	9,902	359,245
General Mills, Inc.	14,510	773,818
Hormel Foods Corp.	3,100	161,510
Kellogg Co.	6,066	396,959
Kraft Foods Group, Inc.	14,054	880,624
McCormick & Co., Inc.	3,208	238,354
Mondelez International, Inc., Class A	39,863	1,448,024
Safeway, Inc.	5,317	186,733
Sysco Corp.	14,252	565,662
The Hershey Co.	3,487	362,404
The J.M. Smucker Co.	2,534	255,883
The Kroger Co.	11,445	734,884
Tyson Foods, Inc., Class A	6,649	266,558
Whole Foods Market, Inc.	8,386	422,822

		7,252,184

Forest Products & Paper — 0.2%
International Paper Co.	9,967	534,032
MeadWestvaco Corp.	3,999	177,515

		711,547

	Number of Shares	Value†

Gas — 0.3%
AGL Resources, Inc.	2,600	$141,726
CenterPoint Energy, Inc.	10,322	241,845
NiSource, Inc.	7,365	312,423
Sempra Energy	5,398	601,121

		1,297,115

Hand & Machine Tools — 0.1%
Snap-On, Inc.	1,328	181,591
Stanley Black & Decker, Inc.	3,640	349,731

		531,322

Healthcare Products — 1.9%
Baxter International, Inc.	12,875	943,609
Becton Dickinson & Co.	4,475	622,741
Boston Scientific Corp.*	31,948	423,311
C.R. Bard, Inc.	1,842	306,914
CareFusion Corp.*	4,641	275,397
Covidien PLC	10,600	1,084,168
DENTSPLY International, Inc.	3,200	170,464
Edwards Lifesciences Corp.*	2,500	318,450
Hospira, Inc.*	3,912	239,610
Intuitive Surgical, Inc.*	807	426,854
Medtronic, Inc.	23,373	1,687,531
Patterson Cos., Inc.	1,974	94,949
St. Jude Medical, Inc.	6,830	444,155
Stryker Corp.	6,981	658,518
Varian Medical Systems, Inc.*	2,357	203,904
Zimmer Holdings, Inc.	4,029	456,969

		8,357,544

Healthcare Services — 1.4%
Aetna, Inc.	8,193	727,784
Anthem, Inc.	6,495	816,227
Cigna Corp.	6,294	647,716
DaVita HealthCare Partners, Inc.*	3,998	302,808
Humana, Inc.	3,710	532,867
Laboratory Corp. of America Holdings*	1,977	213,318
Quest Diagnostics, Inc.	3,387	227,132
Tenet Healthcare Corp.*	2,343	118,720
UnitedHealth Group, Inc.	22,641	2,288,779
Universal Health Services, Inc., Class B	2,200	244,772

		6,120,123

Home Builders — 0.1%
D.R. Horton, Inc.	8,276	209,300
Lennar Corp., Class A	4,036	180,853
PulteGroup, Inc.	8,034	172,410

		562,563

Home Furnishings — 0.1%
Harman International Industries, Inc.	1,738	185,462
Whirlpool Corp.	1,869	362,100

		547,562

Household Products & Wares — 0.3%
Avery Dennison Corp.	2,183	113,254
Kimberly-Clark Corp.	8,787	1,015,250

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Household Products & Wares — (continued)
The Clorox Co.	2,997	$312,317

		1,440,821

Housewares — 0.1%
Newell Rubbermaid, Inc.	6,317	240,615

Insurance — 4.2%
ACE Ltd.	7,900	907,552
Aflac, Inc.	10,700	653,663
American International Group, Inc.	33,385	1,869,894
Aon PLC	6,844	649,017
Assurant, Inc.	1,673	114,483
Berkshire Hathaway, Inc., Class B*	43,250	6,493,987
Cincinnati Financial Corp.	3,692	191,356
Genworth Financial, Inc., Class A*	11,369	96,637
Lincoln National Corp.	6,173	355,997
Loews Corp.	7,125	299,393
Marsh & McLennan Cos., Inc.	12,909	738,911
MetLife, Inc.	26,485	1,432,574
Principal Financial Group, Inc.	6,465	335,792
Prudential Financial, Inc.	10,730	970,636
The Allstate Corp.	9,976	700,814
The Chubb Corp.	5,651	584,709
The Hartford Financial Services Group, Inc.	10,057	419,276
The Progressive Corp.	12,956	349,682
The Travelers Cos., Inc.	7,931	839,496
Torchmark Corp.	3,052	165,327
Unum Group	6,076	211,931
XL Group PLC	6,149	211,341

		18,592,468

Internet — 4.4%
Amazon.com, Inc.*	8,975	2,785,391
eBay, Inc.*	26,728	1,499,975
Expedia, Inc.	2,394	204,352
F5 Networks, Inc.*	1,800	234,837
Facebook, Inc., Class A*	49,600	3,869,792
Google, Inc., Class A*	6,725	3,568,688
Google, Inc., Class C*	6,725	3,540,040
Netflix, Inc.*	1,400	478,254
Symantec Corp.	16,638	426,848
The Priceline Group, Inc.*	1,227	1,399,038
TripAdvisor, Inc.*	2,594	193,668
VeriSign, Inc.*	2,609	148,713
Yahoo!, Inc.*	20,817	1,051,467

		19,401,063

Iron & Steel — 0.1%
Allegheny Technologies, Inc.	2,278	79,206
Nucor Corp.	7,735	379,402

		458,608

Leisure Time — 0.3%
Carnival Corp.	10,945	496,137
Harley-Davidson, Inc.	5,228	344,577
Royal Caribbean Cruises Ltd.	4,000	329,720

		1,170,434

	Number of Shares	Value†

Lodging — 0.3%
Marriott International, Inc., Class A	5,185	$404,585
Starwood Hotels & Resorts Worldwide, Inc.	4,252	344,710
Wyndham Worldwide Corp.	2,860	245,274
Wynn Resorts Ltd.	1,930	287,107

		1,281,676

Machinery — Construction & Mining — 0.3%
Caterpillar, Inc.	14,328	1,311,442
Joy Global, Inc.	2,300	106,996

		1,418,438

Machinery — Diversified — 0.5%
Cummins, Inc.	3,974	572,932
Deere & Co.	8,432	745,979
Flowserve Corp.	3,300	197,439
Rockwell Automation, Inc.	3,271	363,735
Roper Industries, Inc.	2,400	375,240
Xylem, Inc.	4,154	158,143

		2,413,468

Media — 3.4%
Cablevision Systems Corp., Class A	5,000	103,200
CBS Corp., Class B	11,354	628,330
Comcast Corp., Class A	60,934	3,534,781
DIRECTV*	11,919	1,033,377
Discovery Communications, Inc., Class A*	3,500	120,575
Discovery Communications, Inc., Class C*	6,500	219,180
Gannett Co., Inc.	5,374	171,592
News Corp., Class A*	12,215	191,653
Nielsen Holdings NV	7,400	331,002
Scripps Networks Interactive, Inc., Class A	2,556	192,390
The Walt Disney Co.	36,876	3,473,351
Time Warner Cable, Inc.	6,596	1,002,988
Time Warner, Inc.	20,004	1,708,742
Twenty-First Century Fox, Inc., Class A	44,160	1,695,965
Viacom, Inc., Class B	8,781	660,770

		15,067,896

Metal Fabricate/Hardware — 0.2%
Precision Castparts Corp.	3,425	825,014

Mining — 0.3%
Alcoa, Inc.	28,348	447,615
Freeport-McMoRan, Inc.	24,496	572,226
Newmont Mining Corp.	12,383	234,039

		1,253,880

Miscellaneous Manufacturing — 2.8%
3M Co.	15,180	2,494,378
Danaher Corp.	14,368	1,231,481
Dover Corp.	3,805	272,895
General Electric Co.	238,125	6,017,419
Illinois Tool Works, Inc.	8,619	816,219
Ingersoll-Rand PLC	6,500	412,035
Leggett & Platt, Inc.	3,354	142,914
Pall Corp.	2,645	267,700
Parker Hannifin Corp.	3,581	461,770

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — (continued)
Textron, Inc.	6,576	$276,915

		12,393,726

Office & Business Equipment — 0.1%
Pitney Bowes, Inc.	5,161	125,774
Xerox Corp.	25,455	352,806

		478,580

Oil & Gas — 6.2%
Anadarko Petroleum Corp.	11,959	986,617
Apache Corp.	9,023	565,471
Cabot Oil & Gas Corp.	10,088	298,706
Chesapeake Energy Corp.	12,410	242,864
Chevron Corp.	44,770	5,022,299
Cimarex Energy Co.	2,100	222,600
ConocoPhillips	29,280	2,022,077
Denbury Resources, Inc.	8,500	69,105
Devon Energy Corp.	9,229	564,907
Diamond Offshore Drilling, Inc.	1,600	58,736
Ensco PLC ADR, Class A	5,800	173,710
EOG Resources, Inc.	12,916	1,189,176
EQT Corp.	3,600	272,520
Exxon Mobil Corp.	100,265	9,269,499
Helmerich & Payne, Inc.	2,700	182,034
Hess Corp.	6,097	450,081
Marathon Oil Corp.	15,951	451,254
Marathon Petroleum Corp.	6,725	606,999
Murphy Oil Corp.	3,917	197,887
Newfield Exploration Co.*	2,900	78,648
Noble Energy, Inc.	8,538	404,957
Occidental Petroleum Corp.	18,458	1,487,899
Phillips 66	13,140	942,138
Pioneer Natural Resources Co.	3,400	506,090
QEP Resources, Inc.	3,690	74,612
Range Resources Corp.	3,923	209,684
Southwestern Energy Co.*	8,490	231,692
Tesoro Corp.	3,094	230,039
Valero Energy Corp.	12,340	610,830

		27,623,131

Oil & Gas Services — 1.2%
Baker Hughes, Inc.	10,228	573,484
Cameron International Corp.*	4,770	238,261
FMC Technologies, Inc.*	5,700	266,988
Halliburton Co.	20,269	797,180
Nabors Industries Ltd.	7,308	94,858
National Oilwell Varco, Inc.	10,123	663,360
Noble Corp. PLC	6,400	106,048
Schlumberger Ltd.	30,359	2,592,962
Transocean Ltd.	8,300	152,139

		5,485,280

Packaging and Containers — 0.1%
Ball Corp.	3,226	219,917
Owens-Illinois, Inc.*	4,000	107,960

	Number of Shares	Value†

Packaging and Containers — (continued)
Sealed Air Corp.	5,033	$213,550

		541,427

Pharmaceuticals — 7.4%
Abbott Laboratories	35,896	1,616,038
AbbVie, Inc.	37,896	2,479,914
Actavis PLC*	6,293	1,619,881
Allergan, Inc.	7,116	1,512,790
AmerisourceBergen Corp.	5,000	450,800
Bristol-Myers Squibb Co.	39,497	2,331,508
Cardinal Health, Inc.	7,882	636,314
Eli Lilly & Co.	23,254	1,604,293
Express Scripts Holding Co.*	17,464	1,478,677
Johnson & Johnson	66,241	6,926,821
Mallinckrodt PLC*	2,700	267,381
McKesson Corp.	5,525	1,146,880
Mead Johnson Nutrition Co.	4,768	479,375
Merck & Co., Inc.	67,413	3,828,384
Mylan, Inc.*	9,056	510,487
Perrigo Co. PLC	3,100	518,196
Pfizer, Inc.	149,105	4,644,621
Zoetis, Inc.	12,107	520,964

		32,573,324

Pipelines — 0.7%
Kinder Morgan, Inc.	40,236	1,702,385
ONEOK, Inc.	4,800	238,992
Spectra Energy Corp.	15,784	572,959
The Williams Cos., Inc.	16,034	720,568

		3,234,904

Real Estate — 0.1%
CBRE Group, Inc., Class A*	6,401	219,234

Retail — 6.3%
AutoNation, Inc.*	1,719	103,845
AutoZone, Inc.*	741	458,761
Bed Bath & Beyond, Inc.*	4,466	340,175
Best Buy Co., Inc.	7,168	279,409
CarMax, Inc.*	5,300	352,874
Chipotle Mexican Grill, Inc.*	700	479,157
Costco Wholesale Corp.	10,377	1,470,940
CVS Health Corp.	27,067	2,606,823
Darden Restaurants, Inc.	2,940	172,372
Dollar General Corp.*	7,000	494,900
Dollar Tree, Inc.*	4,900	344,862
Family Dollar Stores, Inc.	2,233	176,876
GameStop Corp., Class A	2,664	90,043
Kohl’s Corp.	5,001	305,261
L Brands, Inc.	5,760	498,528
Lowe’s Cos., Inc.	22,940	1,578,272
Macy’s, Inc.	8,227	540,925
McDonald’s Corp.	22,978	2,153,039
Nordstrom, Inc.	3,337	264,924
O’Reilly Automotive, Inc.*	2,400	462,288
PetSmart, Inc.	2,300	186,979
PVH Corp.	1,900	243,523

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Ross Stores, Inc.	4,900	$461,874
Staples, Inc.	15,637	283,342
Starbucks Corp.	17,844	1,464,100
Target Corp.	15,132	1,148,670
The Gap, Inc.	6,182	260,324
The Home Depot, Inc.	31,304	3,285,981
The TJX Cos., Inc.	16,518	1,132,804
Tiffany & Co.	2,764	295,361
Tractor Supply Co.	3,300	260,106
Urban Outfitters, Inc.*	2,500	87,825
Wal-Mart Stores, Inc.	37,347	3,207,360
Walgreens Boots Alliance, Inc.	20,779	1,583,360
Yum! Brands, Inc.	10,369	755,382

		27,831,265

Savings & Loans — 0.1%
Hudson City Bancorp, Inc.	11,257	113,921
People’s United Financial, Inc.	7,700	116,886

		230,807

Semiconductors — 3.1%
Altera Corp.	7,265	268,369
Analog Devices, Inc.	7,376	409,515
Applied Materials, Inc.	29,321	730,679
Avago Technologies Ltd.	6,000	603,540
Broadcom Corp., Class A	12,908	559,304
First Solar, Inc.*	1,800	80,271
Intel Corp.	114,375	4,150,669
KLA-Tencor Corp.	3,827	269,115
Lam Research Corp.	3,859	306,173
Linear Technology Corp.	5,541	252,670
Microchip Technology, Inc.	5,018	226,362
Micron Technology, Inc.*	25,686	899,267
NVIDIA Corp.	11,754	235,668
QUALCOMM, Inc.	39,299	2,921,095
Texas Instruments, Inc.	25,093	1,341,597
Xilinx, Inc.	6,364	275,497

		13,529,791

Software — 4.0%
Adobe Systems, Inc.*	11,305	821,873
Akamai Technologies, Inc.*	4,160	261,914
Autodesk, Inc.*	5,281	317,177
CA, Inc.	7,639	232,608
Cerner Corp.*	7,000	452,620
Citrix Systems, Inc.*	3,791	241,866
Electronic Arts, Inc.*	7,430	349,321
Fidelity National Information Services, Inc.	6,659	414,190
Fiserv, Inc.*	5,814	412,620
Intuit, Inc.	6,692	616,935
Microsoft Corp.	195,515	9,081,672
Oracle Corp.	76,517	3,440,969
Red Hat, Inc.*	4,600	318,044
Salesforce.com, Inc.*	13,800	818,478
The Dun & Bradstreet Corp.	900	108,864

		17,889,151

	Number of Shares	Value†

Telecommunications — 3.4%
AT&T, Inc.	122,643	$4,119,579
CenturyLink, Inc.	13,326	527,443
Cisco Systems, Inc.	120,880	3,362,277
Corning, Inc.	30,515	699,709
Crown Castle International Corp.	8,000	629,600
Frontier Communications Corp.	25,072	167,230
Harris Corp.	2,600	186,732
Juniper Networks, Inc.	9,171	204,697
Level 3 Communications, Inc.*	6,600	325,908
Motorola Solutions, Inc.	5,046	338,486
Verizon Communications, Inc.	98,376	4,602,029
Windstream Holdings, Inc.	13,351	110,012

		15,273,702

Textiles — 0.1%
Mohawk Industries, Inc.*	1,500	233,040

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	2,612	143,634
Mattel, Inc.	8,281	256,255

		399,889

Transportation — 1.8%
C.H. Robinson Worldwide, Inc.	3,439	257,547
CSX Corp.	23,366	846,550
Expeditors International of Washington, Inc.	4,573	204,001
FedEx Corp.	6,266	1,088,153
Kansas City Southern	2,700	329,481
Norfolk Southern Corp.	7,252	794,892
Ryder System, Inc.	1,125	104,456
Union Pacific Corp.	21,020	2,504,113
United Parcel Service, Inc., Class B	16,574	1,842,532

		7,971,725

TOTAL COMMON STOCKS (Cost $243,168,496)		422,935,942

REAL ESTATE INVESTMENT TRUSTS — 2.2%
Apartments — 0.4%
Apartment Investment & Management Co., Class A	3,662	136,043
AvalonBay Communities, Inc.	3,192	521,541
Equity Residential	8,592	617,249
Essex Property Trust, Inc.	1,500	309,900

		1,584,733

Diversified — 0.5%
American Tower Corp.	9,359	925,137
Plum Creek Timber Co., Inc.	4,047	173,171
Vornado Realty Trust	4,087	481,081
Weyerhaeuser Co.	12,626	453,147

		2,032,536

Healthcare — 0.3%
HCP, Inc.	10,840	477,285
Health Care REIT, Inc.	7,800	590,226

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Index 500 Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Healthcare — (continued)
Ventas, Inc.	6,853	$491,360

		1,558,871

Hotels & Resorts — 0.1%
Host Hotels & Resorts, Inc.	17,676	420,159

Industrial — 0.1%
Prologis, Inc.	11,899	512,014

Office Property — 0.1%
Boston Properties, Inc.	3,642	468,689

Regional Malls — 0.5%
General Growth Properties, Inc.	14,900	419,137
Simon Property Group, Inc.	7,328	1,334,502
The Macerich Co.	3,400	283,594

		2,037,233

Storage & Warehousing — 0.1%
Public Storage	3,416	631,448

Strip Centers — 0.1%
Kimco Realty Corp.	9,564	240,439

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $6,247,999)		9,486,122

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — 0.2%
U S Treasury Bills
0.000%, 01/15/15¤	$250	249,999
0.000%, 01/29/15¤	375	374,997
0.000%, 03/12/15	185	184,991

TOTAL U.S. TREASURY OBLIGATIONS (Cost $810,000)		809,987

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 2.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $10,338,756)	10,338,756	10,338,756

TOTAL INVESTMENTS — 100.2% (Cost $260,565,251)		$443,570,807

Other Assets & Liabilities — (0.2%)		(735,982)

TOTAL NET ASSETS — 100.0%		$442,834,825

†	See Security Valuation Note.
*	Non-income producing security.
¤	Zero Coupon Bond. The interest rate disclosed represents the effective yield from the date of acquisition to maturity.

ADR — American Depository Receipt.

PLC — Public Limited Company.

REIT — Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 12/31/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$422,935,942	$422,935,942	$—	$—
REAL ESTATE INVESTMENT TRUSTS	9,486,122	9,486,122	—	—
U.S. TREASURY OBLIGATIONS	809,987	—	809,987	—
SHORT-TERM INVESTMENTS	10,338,756	10,338,756	—	—

TOTAL INVESTMENTS	$443,570,807	$442,760,820	$809,987	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Mid Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 99.5%
Apparel — 3.2%
Burberry Group PLC	57,729	$1,472,018
Carter’s, Inc.	22,597	1,972,944
Ralph Lauren Corp.	3,414	632,136

		4,077,098

Banks — 7.6%
First Republic Bank	48,011	2,502,333
Northern Trust Corp.	51,874	3,496,307
Signature Bank*	21,959	2,765,956
UMB Financial Corp.	16,800	955,752

		9,720,348

Beverages — 1.0%
Brown-Forman Corp., Class B	15,100	1,326,384

Biotechnology — 2.1%
Alkermes PLC*	28,399	1,663,046
Incyte Corp.*	14,348	1,048,982

		2,712,028

Building Materials — 2.0%
Fortune Brands Home & Security, Inc.	56,822	2,572,332

Chemicals — 0.9%
The Valspar Corp.	14,012	1,211,758

Commercial Services — 4.3%
Alliance Data Systems Corp.*	7,010	2,005,211
CoStar Group, Inc.*	8,721	1,601,437
Verisk Analytics, Inc., Class A*	30,800	1,972,740

		5,579,388

Computers — 2.6%
SanDisk Corp.	13,163	1,289,711
Teradata Corp.*	46,740	2,041,603

		3,331,314

Cosmetics & Personal Care — 1.1%
Coty, Inc., Class A*	67,010	1,384,427

Distribution & Wholesale — 4.5%
Fastenal Co.	64,176	3,052,210
LKQ Corp.*	95,500	2,685,460

		5,737,670

Diversified Financial Services — 1.8%
CME Group, Inc.	16,112	1,428,329
Oaktree Capital Group LLC	16,745	867,893

		2,296,222

Electronics — 1.2%
Gentex Corp.	42,621	1,539,897

Environmental Control — 1.6%
Stericycle, Inc.*	15,994	2,096,493

Food — 2.0%
The Hain Celestial Group, Inc.*	43,552	2,538,646

	Number of Shares	Value†

Healthcare Products — 9.1%
Align Technology, Inc.*	30,589	$1,710,231
DENTSPLY International, Inc.	33,401	1,779,271
Henry Schein, Inc.*	14,255	1,940,818
Intuitive Surgical, Inc.*	7,375	3,900,933
Varian Medical Systems, Inc.*	27,297	2,361,463

		11,692,716

Healthcare Services — 2.1%
Acadia Healthcare Co., Inc.*	21,376	1,308,425
Humana, Inc.	9,844	1,413,894

		2,722,319

Household Products & Wares — 1.0%
The Scotts Miracle-Gro Co., Class A	21,500	1,339,880

Internet — 5.3%
F5 Networks, Inc.*	14,547	1,897,874
GrubHub, Inc.*	37,112	1,347,908
Pandora Media, Inc.*	134,833	2,404,073
WebMD Health Corp.*	29,933	1,183,850

		6,833,705

Leisure Time — 0.9%
Norwegian Cruise Line Holdings Ltd.*	25,982	1,214,918

Machinery — Construction & Mining — 1.2%
Joy Global, Inc.	32,114	1,493,943

Machinery — Diversified — 1.7%
Flowserve Corp.	35,816	2,142,871

Miscellaneous Manufacturing — 1.6%
Polypore International, Inc.*	43,833	2,062,343

Oil & Gas — 5.2%
Cabot Oil & Gas Corp.	59,942	1,774,883
Cimarex Energy Co.	3,885	411,810
Continental Resources, Inc.*	39,982	1,533,709
Noble Energy, Inc.	14,524	688,873
Oasis Petroleum, Inc.*	41,272	682,639
Southwestern Energy Co.*	55,845	1,524,010

		6,615,924

Oil & Gas Services — 0.8%
Dril-Quip, Inc.*	13,895	1,066,163

Pharmaceuticals — 7.9%
ACADIA Pharmaceuticals, Inc.*	28,802	914,464
BioMarin Pharmaceutical, Inc.*	21,828	1,973,251
Mead Johnson Nutrition Co.	29,800	2,996,092
Medivation, Inc.*	17,296	1,722,855
Zoetis, Inc.	57,815	2,487,779

		10,094,441

Retail — 14.1%
DSW, Inc., Class A	41,803	1,559,252
Dunkin’ Brands Group, Inc.	52,372	2,233,666
L Brands, Inc.	22,733	1,967,541
Nordstrom, Inc.	26,130	2,074,461

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Mid Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Panera Bread Co., Class A*	9,200	$1,608,160
Ross Stores, Inc.	27,376	2,580,462
Tiffany & Co.	13,800	1,474,668
Ulta Salon Cosmetics & Fragrance, Inc.*	19,631	2,509,627
Urban Outfitters, Inc.*	58,825	2,066,522

		18,074,359

Semiconductors — 2.3%
Microchip Technology, Inc.	66,252	2,988,628

Software — 6.4%
ANSYS, Inc.*	18,800	1,541,600
Cerner Corp.*	20,017	1,294,299
Electronic Arts, Inc.*	81,548	3,833,979
ServiceNow, Inc.*	22,224	1,507,899

		8,177,777

Toys, Games & Hobbies — 1.7%
Mattel, Inc.	69,097	2,138,207

Transportation — 2.3%
Expeditors International of Washington, Inc.	66,523	2,967,591

TOTAL COMMON STOCKS (Cost $116,651,886)		127,749,790

SHORT-TERM INVESTMENTS — 1.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,087,396)	2,087,396	2,087,396

TOTAL INVESTMENTS — 101.1% (Cost $118,739,282)		$129,837,186

Other Assets & Liabilities — (1.1%)		(1,350,988)

TOTAL NET ASSETS — 100.0%		$128,486,198

WRITTEN OPTIONS — 0.0%
Put Options — 0.0%
Acadia Pharmaceuticals, Inc. US, $28 02/20/15	(146)	(14,600)
Alkermes PLC, US, $50 02/20/15	(68)	(6,800)
Incyte Corp. US, $65 02/20/15	(42)	(6,300)

TOTAL WRITTEN OPTIONS (Premiums $(44,824))		(27,700)

†	See Security Valuation Note.
*	Non-income producing security.
LLC	— Limited Liability Company.
PLC	— Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$127,749,790	$127,749,790	$—	$—
SHORT-TERM INVESTMENTS	2,087,396	2,087,396	—	—

TOTAL INVESTMENTS	$129,837,186	$129,837,186	$—	$—

LIABILITIES TABLE
Description	Total Market Value at 12/31/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
WRITTEN OPTIONS	$(27,700)	$—	$(27,700)	$—

TOTAL LIABILITIES	$(27,700)	$—	$(27,700)	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Mid Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 91.7%
Aerospace & Defense — 5.7%
General Dynamics Corp.	44,150	$6,075,923
Spirit Aerosystems Holdings, Inc., Class A*	106,100	4,566,544

		10,642,467

Auto Parts & Equipment — 1.6%
Lear Corp.	20,200	1,981,216
TRW Automotive Holdings Corp.*	8,800	905,080

		2,886,296

Banks — 8.2%
BB&T Corp.	52,200	2,030,058
Comerica, Inc.	77,700	3,639,468
Huntington Bancshares, Inc.	268,100	2,820,412
M&T Bank Corp.	23,100	2,901,822
State Street Corp.	47,600	3,736,600

		15,128,360

Building Materials — 1.3%
Owens Corning	69,400	2,485,214

Chemicals — 2.9%
Ashland, Inc.	44,000	5,269,440

Commercial Services — 9.5%
Hertz Global Holdings, Inc.*	195,800	4,883,252
The ADT Corp.	183,000	6,630,090
The Western Union Co.	199,100	3,565,881
Tyco International PLC	58,300	2,557,038

		17,636,261

Computers — 3.6%
Cadence Design Systems, Inc.*	125,700	2,384,529
Teradata Corp.*	96,700	4,223,856

		6,608,385

Electric — 6.1%
AES Corp.	288,100	3,967,137
DTE Energy Co.	35,700	3,083,409
Edison International	64,800	4,243,104

		11,293,650

Electronics — 1.9%
Flextronics International Ltd.*	319,400	3,570,892

Engineering & Construction — 1.3%
KBR, Inc.	140,700	2,384,865

Environmental Control — 2.2%
Covanta Holding Corp.	186,400	4,102,664

Food — 0.9%
Safeway, Inc.	47,300	1,661,176

Gas — 1.8%
CenterPoint Energy, Inc.	138,900	3,254,427

Hand & Machine Tools — 1.0%
Regal-Beloit Corp.	24,700	1,857,440

Healthcare Products — 2.0%
Zimmer Holdings, Inc.	32,100	3,640,782

	Number of Shares	Value†

Home Furnishings — 1.3%
Select Comfort Corp.*	91,400	$2,470,542

Household Products & Wares — 1.1%
Avery Dennison Corp.	38,500	1,997,380

Miscellaneous Manufacturing — 2.8%
Harsco Corp.	96,500	1,822,885
Valmont Industries, Inc.	26,900	3,416,300

		5,239,185

Oil & Gas — 5.5%
Cabot Oil & Gas Corp.	108,200	3,203,802
Devon Energy Corp.	66,600	4,076,586
Energy Transfer Partners, LP	30,575	1,987,375
Southwestern Energy Co.*	36,400	993,356

		10,261,119

Oil & Gas Services — 1.5%
Cameron International Corp.*	54,700	2,732,265

Pharmaceuticals — 2.7%
Cardinal Health, Inc.	25,400	2,050,542
Omnicare, Inc.	40,300	2,939,079

		4,989,621

Retail — 13.5%
Best Buy Co., Inc.	72,200	2,814,356
CVS Health Corp.	50,800	4,892,548
Darden Restaurants, Inc.	78,200	4,584,866
Express, Inc.*	177,400	2,606,006
Kohl’s Corp.	66,500	4,059,160
Office Depot, Inc.*	714,800	6,129,410

		25,086,346

Savings & Loans — 1.8%
BankUnited, Inc.	115,200	3,337,344

Semiconductors — 4.0%
Skyworks Solutions, Inc.	102,300	7,438,233

Software — 4.5%
Check Point Software Technologies Ltd.*	49,200	3,865,644
Nuance Communications, Inc.*	319,088	4,553,386

		8,419,030

Telecommunications — 3.0%
Amdocs Ltd.	79,500	3,709,072
Telephone & Data Systems, Inc.	74,400	1,878,600

		5,587,672

TOTAL COMMON STOCKS (Cost $128,419,741)		169,981,056

REAL ESTATE INVESTMENT TRUSTS — 5.8%
Building & Real Estate — 3.0%
Starwood Property Trust, Inc.	165,900	3,855,516
Starwood Waypoint Residential Trust	63,720	1,680,296

		5,535,812

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Mid Cap Value Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Diversified — 2.8%
Corrections Corporation of America	142,317	$5,171,800

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $9,203,819)		10,707,612

SHORT-TERM INVESTMENTS — 3.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $6,485,324)	6,485,324	6,485,324

TOTAL INVESTMENTS — 101.0% (Cost $144,108,884)		$187,173,992

Other Assets & Liabilities — (1.0%)		(1,880,925)

TOTAL NET ASSETS — 100.0%		$185,293,067

†	See Security Valuation Note.
*	Non-income producing security.

LP — Limited Partnership.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$169,981,056	$169,981,056	$—	$—
REAL ESTATE INVESTMENT TRUSTS	10,707,612	10,707,612	—	—
SHORT-TERM INVESTMENTS	6,485,324	6,485,324	—	—

TOTAL INVESTMENTS	$187,173,992	$187,173,992	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Mid Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — 91.5%
Aerospace & Defense — 1.3%
BAE Systems PLC	47,888	$350,215
Exelis, Inc.	48,000	841,440

		1,191,655

Apparel — 0.8%
Coach, Inc.	6,413	240,872
Ralph Lauren Corp.	2,732	505,857

		746,729

Auto Manufacturers — 1.2%
Oshkosh Corp.	22,057	1,073,073

Auto Parts & Equipment — 0.4%
Autoliv, Inc.	3,350	355,502

Banks — 11.5%
Bank of Hawaii Corp.	9,515	564,335
BB&T Corp.	11,188	435,101
BOK Financial Corp.	8,110	486,924
Comerica, Inc.	10,738	502,968
Commerce Bancshares, Inc.	25,022	1,088,207
Cullen/Frost Bankers, Inc.	7,204	508,890
M&T Bank Corp.	8,853	1,112,114
Northern Trust Corp.	38,299	2,581,353
State Street Corp.	8,006	628,471
SunTrust Banks, Inc.	13,504	565,818
The PNC Financial Services Group, Inc.	12,260	1,118,480
Westamerica Bancorporation	15,200	745,104

		10,337,765

Biotechnology — 0.4%
Bio-Rad Laboratories, Inc., Class A*	3,261	393,146

Chemicals — 0.8%
The Mosaic Co.	15,684	715,975

Commercial Services — 2.5%
Pentair PLC	5,241	348,107
The ADT Corp.	30,401	1,101,428
Tyco International PLC	18,068	792,463

		2,241,998

Computers — 2.2%
SanDisk Corp.	7,374	722,505
Western Digital Corp.	11,215	1,241,500

		1,964,005

Diversified Financial Services — 2.4%
Franklin Resources, Inc.	8,617	477,123
LPL Financial Holdings, Inc.	18,143	808,271
Markit Ltd.*	17,572	464,428
T. Rowe Price Group, Inc.	5,196	446,129

		2,195,951

Electric — 9.0%
Ameren Corp.	9,740	449,306
Consolidated Edison, Inc.	6,706	442,663
Edison International	20,003	1,309,796
Great Plains Energy, Inc.	31,999	909,092

	Number of Shares	Value†

Electric — (continued)
Northeast Utilities	7,324	$391,980
NorthWestern Corp.	7,496	424,124
OGE Energy Corp.	5,885	208,800
PG&E Corp.	15,723	837,093
The Southern Co.	9,148	449,258
Westar Energy, Inc.	33,052	1,363,064
Xcel Energy, Inc.	36,201	1,300,340

		8,085,516

Electrical Components & Equipment — 1.0%
Emerson Electric Co.	14,863	917,493

Electronics — 3.4%
Agilent Technologies, Inc.	7,516	307,705
Keysight Technologies Inc*	8,221	277,623
Koninklijke Philips N.V.	48,993	1,420,115
TE Connectivity Ltd.	11,720	741,290
Waters Corp.*	2,989	336,920

		3,083,653

Entertainment — 0.5%
International Game Technology	24,936	430,146

Environmental Control — 4.0%
Clean Harbors, Inc.*	15,172	729,015
Republic Services, Inc.	65,618	2,641,125
Waste Management, Inc.	4,617	236,944

		3,607,084

Food — 7.3%
Campbell Soup Co.	11,430	502,920
ConAgra Foods, Inc.	32,720	1,187,082
Danone S.A.	3,439	224,836
General Mills, Inc.	14,832	790,991
Kellogg Co.	7,969	521,491
Kraft Foods Group, Inc.	7,341	459,987
Mondelez International, Inc., Class A	16,194	588,247
Sysco Corp.	35,864	1,423,442
The J.M. Smucker Co.	8,426	850,857

		6,549,853

Gas — 2.5%
Atmos Energy Corp.	16,494	919,375
The Laclede Group, Inc.	25,384	1,350,429

		2,269,804

Healthcare Products — 4.6%
Boston Scientific Corp.*	35,185	466,201
CareFusion Corp.*	18,165	1,077,911
Hospira, Inc.*	5,054	309,557
Medtronic, Inc.	10,047	725,393
Patterson Cos., Inc.	10,576	508,706
Stryker Corp.	6,451	608,523
Zimmer Holdings, Inc.	4,349	493,264

		4,189,555

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Mid Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Healthcare Services — 4.1%
Cigna Corp.	4,722	$485,941
Humana, Inc.	4,651	668,023
LifePoint Hospitals, Inc.*	19,106	1,373,913
Quest Diagnostics, Inc.	17,935	1,202,721

		3,730,598

Home Builders — 0.5%
Toll Brothers, Inc.*	13,338	457,093

Insurance — 7.1%
ACE Ltd.	6,773	778,082
Aflac, Inc.	6,503	397,268
Arthur J Gallagher & Co.	5,965	280,832
Brown & Brown, Inc.	14,944	491,807
HCC Insurance Holdings, Inc.	16,749	896,407
MetLife, Inc.	7,226	390,854
Reinsurance Group of America, Inc.	9,761	855,259
The Allstate Corp.	4,363	306,501
The Chubb Corp.	5,208	538,872
The Travelers Cos., Inc.	4,469	473,044
Torchmark Corp.	6,066	328,595
Unum Group	19,815	691,147

		6,428,668

Iron & Steel — 0.7%
Nucor Corp.	13,200	647,460

Leisure Time — 0.6%
Carnival Corp.	12,118	549,309

Mining — 0.4%
Newmont Mining Corp.	20,563	388,641

Miscellaneous Manufacturing — 0.5%
Textron, Inc.	10,140	426,995

Oil & Gas — 5.5%
Antero Midstream Partners LP*	7,220	198,550
Apache Corp.	14,616	915,985
Devon Energy Corp.	13,705	838,883
Imperial Oil Ltd.	31,568	1,359,940
Noble Energy, Inc.	8,218	389,780
Occidental Petroleum Corp.	8,013	645,928
Southwestern Energy Co.*	7,481	204,156
Williams Partners LP	8,403	376,034

		4,929,256

Oil & Gas Services — 0.7%
Cameron International Corp.*	12,620	630,369

Packaging and Containers — 1.5%
Bemis Co., Inc.	19,905	899,905
Sonoco Products Co.	10,380	453,606

		1,353,511

Pharmaceuticals — 0.8%
Cardinal Health, Inc.	9,466	764,190

	Number of Shares	Value†

Retail — 2.3%
Bed Bath & Beyond, Inc.*	7,002	$533,342
Lowe’s Cos., Inc.	13,111	902,037
Target Corp.	9,007	683,722

		2,119,101

Savings & Loans — 1.0%
Capitol Federal Financial, Inc.	12,667	161,884
People’s United Financial, Inc.	47,110	715,130

		877,014

Semiconductors — 5.5%
Applied Materials, Inc.	31,919	795,421
Broadcom Corp., Class A	20,134	872,406
Lam Research Corp.	10,661	845,844
Maxim Integrated Products, Inc.	19,168	610,884
Microchip Technology, Inc.	17,662	796,733
Teradyne, Inc.	51,331	1,015,841

		4,937,129

Software — 0.7%
Fidelity National Information Services, Inc.	9,544	593,637

Telecommunications — 1.9%
CenturyLink, Inc.	19,453	769,950
Harris Corp.	6,357	456,560
Rogers Communications, Inc., Class B	12,759	496,061

		1,722,571

Toys, Games & Hobbies — 0.7%
Mattel, Inc.	19,694	609,431

Transportation — 1.2%
Heartland Express, Inc.	18,342	495,417
Werner Enterprises, Inc.	19,313	601,600

		1,097,017

TOTAL COMMON STOCKS (Cost $73,400,137)		82,610,893

REAL ESTATE INVESTMENT TRUSTS — 4.3%
Building & Real Estate — 0.3%
Annaly Capital Management, Inc.	21,293	230,177

Diversified — 2.5%
Corrections Corporation of America	28,409	1,032,383
Weyerhaeuser Co.	33,158	1,190,041

		2,222,424

Office Property — 1.5%
Empire State Realty Trust, Inc.	24,927	438,217
Piedmont Office Realty Trust, Inc., Class A	51,131	963,308

		1,401,525

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,660,446)		3,854,126

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Mid Core Value Fund

	Number of Shares	Value†
EXCHANGE TRADED FUNDS — 2.7%
Investment Companies — 2.7%
iShares Russell MidCap Value Index Fund (Cost $2,321,883)	32,863	$2,424,303

SHORT-TERM INVESTMENTS — 3.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,973,168)	2,973,168	2,973,168

TOTAL INVESTMENTS — 101.8% (Cost $82,355,634)		$91,862,490

Other Assets & Liabilities — (1.8%)		(1,633,486)

TOTAL NET ASSETS — 100.0%		$90,229,004

†	See Security Valuation Note.
*	Non-income producing security.

LP — Limited Partnership.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$82,610,893	$80,615,727	$1,995,166	$—
REAL ESTATE INVESTMENT TRUSTS	3,854,126	3,854,126	—	—
EXCHANGE TRADED FUNDS	2,424,303	2,424,303	—	—
SHORT-TERM INVESTMENTS	2,973,168	2,973,168	—	—

TOTAL INVESTMENTS	$91,862,490	$89,867,324	$1,995,166	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period.

$619,261 was transferred from Level 1 into Level 2 at 12/31/14 as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. The Fund did not have any transfers in and transfers out of level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

SMID Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 98.6%
Advertising — 0.1%
Outfront Media Inc	2,828	$75,904

Airlines — 1.7%
Spirit Airlines, Inc.*	12,260	926,611

Apparel — 2.8%
Carter’s, Inc.	10,500	916,755
Under Armour, Inc., Class A*	9,100	617,890

		1,534,645

Auto Parts & Equipment — 2.5%
Allison Transmission Holdings, Inc.	21,010	712,239
Gentherm, Inc.*	18,198	666,411

		1,378,650

Banks — 1.2%
Texas Capital Bancshares, Inc.*	12,470	677,495

Beverages — 1.2%
Constellation Brands, Inc., Class A*	7,020	689,153

Biotechnology — 6.9%
Alkermes PLC*	15,440	904,167
Alnylam Pharmaceuticals, Inc.*	6,240	605,280
AMAG Pharmaceuticals, Inc.*	7,570	322,633
BioMarin Pharmaceutical, Inc.*	6,853	619,511
Bluebird Bio, Inc.*	3,310	303,593
Novavax, Inc.*	65,433	388,018
NPS Pharmaceuticals, Inc.*	8,981	321,250
Puma Biotechnology, Inc.*	2,000	378,540

		3,842,992

Chemicals — 2.8%
Axalta Coating Systems Ltd.*	25,929	674,673
WR Grace & Co.*	9,134	871,292

		1,545,965

Commercial Services — 9.7%
Bright Horizons Family Solutions, Inc.*	17,380	817,034
CoStar Group, Inc.*	5,794	1,063,952
Euronet Worldwide, Inc.*	10,427	572,442
Quanta Services, Inc.*	15,710	446,007
SEI Investments Co.	25,250	1,011,010
United Rentals, Inc.*	5,950	606,959
Vantiv, Inc., Class A*	25,617	868,929

		5,386,333

Computers — 3.2%
IHS, Inc., Class A*	5,834	664,376
Nimble Storage, Inc.*	24,960	686,400
Stratasys Ltd.*	5,428	451,121

		1,801,897

Distribution & Wholesale — 2.1%
LKQ Corp.*	41,277	1,160,709

	Number of Shares	Value†

Diversified Financial Services — 2.4%
Affiliated Managers Group, Inc.*	3,430	$727,983
Raymond James Financial, Inc.	10,120	579,775

		1,307,758

Electrical Components & Equipment — 1.5%
Acuity Brands, Inc.	6,113	856,248

Electronics — 2.7%
FEI Co.	7,315	660,910
TASER International, Inc.*	32,290	855,039

		1,515,949

Engineering & Construction — 2.3%
SBA Communications Corp., Class A*	11,566	1,281,050

Entertainment — 1.7%
Cinemark Holdings, Inc.	26,680	949,274

Hand & Machine Tools — 1.4%
Snap-On, Inc.	5,660	773,948

Healthcare Products — 5.7%
Cepheid, Inc.*	14,608	790,877
DexCom, Inc.*	10,889	599,440
IDEXX Laboratories, Inc.*	5,410	802,141
The Cooper Cos., Inc.	6,080	985,507

		3,177,965

Healthcare Services — 2.4%
Community Health Systems, Inc.*	10,630	573,170
Envision Healthcare Holdings Inc*	22,629	785,000

		1,358,170

Insurance — 0.2%
eHealth, Inc.*	3,758	93,649

Internet — 4.8%
HomeAway, Inc.*	12,226	364,090
Makemytrip Ltd.*	20,987	545,452
Shutterstock, Inc.*	10,169	702,678
Vipshop Holdings Ltd. ADR*	25,068	489,829
Yelp, Inc.*	10,145	555,236

		2,657,285

Leisure Time — 2.0%
Polaris Industries, Inc.	7,470	1,129,763

Lodging — 0.7%
Extended Stay America, Inc.	20,000	386,200

Machinery — Diversified — 4.9%
Cognex Corp.*	19,640	811,721
Graco, Inc.	8,788	704,622
Wabtec Corp.	13,590	1,180,835

		2,697,178

Miscellaneous Manufacturing — 2.8%
Carlisle Cos., Inc.	10,310	930,374
Proto Labs, Inc.*	9,043	607,328

		1,537,702

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

SMID Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — 2.7%
Delek US Holdings, Inc.	12,920	$352,458
Diamondback Energy, Inc.*	12,190	728,718
Rice Energy, Inc.*	10,760	225,637
Sanchez Energy Corp.*	22,075	205,077

		1,511,890

Pharmaceuticals — 3.2%
GW Pharmaceuticals PLC ADR*	2,730	184,766
Jazz Pharmaceuticals PLC*	5,060	828,474
VCA, Inc.*	15,660	763,738

		1,776,978

Retail — 7.7%
Advance Auto Parts, Inc.	3,993	636,005
Domino’s Pizza, Inc.	9,840	926,633
Kate Spade & Co.*	21,283	681,269
Krispy Kreme Doughnuts, Inc.*	33,400	659,316
Lithia Motors, Inc., Class A	7,575	656,677
Restoration Hardware Holdings, Inc.*	7,617	731,308

		4,291,208

Semiconductors — 2.2%
Sensata Technologies Holding N.V.*	14,379	753,604
Veeco Instruments, Inc.*	13,940	486,227

		1,239,831

Software — 8.1%
athenahealth, Inc.*	5,030	732,871
Cornerstone OnDemand, Inc.*	18,405	647,856
Fleetmatics Group PLC*	17,029	604,359
Guidewire Software, Inc.*	15,140	766,538
ServiceNow, Inc.*	12,713	862,577
Solera Holdings, Inc.	4,362	223,247
Tableau Software, Inc., Class A*	8,056	682,827

		4,520,275

Telecommunications — 1.6%
Palo Alto Networks, Inc.*	7,377	904,199

Transportation — 3.4%
Old Dominion Freight Line, Inc.*	14,290	1,109,476
Swift Transportation Co.*	26,273	752,196

		1,861,672

TOTAL COMMON STOCKS (Cost $43,752,836)		54,848,546

SHORT-TERM INVESTMENTS — 3.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,810,534)	1,810,534	1,810,534

TOTAL INVESTMENTS — 101.9% (Cost $45,563,370)		$56,659,080

Other Assets & Liabilities — (1.9%)		(1,057,004)

TOTAL NET ASSETS — 100.0%		$55,602,076

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

Country Weightings as of 12/31/2014††
United States	94%
Ireland	3
China	1
India	1
Netherlands	1

Total	100%

†† % of total investments as of December 31, 2014

Summary of inputs used to value the Fund’s investments as of 12/31/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$54,848,546	$54,848,546	$—	$—
SHORT-TERM INVESTMENTS	1,810,534	1,810,534	—	—

TOTAL INVESTMENTS	$56,659,080	$56,659,080	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

SMID Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 93.6%
Aerospace & Defense — 1.5%
Spirit Aerosystems Holdings, Inc., Class A*	25,530	$1,098,811

Apparel — 0.8%
Crocs, Inc.*	49,180	614,258

Auto Parts & Equipment — 4.7%
Dana Holding Corp.	37,210	808,945
Lear Corp.	9,880	969,031
Tenneco, Inc.*	17,830	1,009,356
TRW Automotive Holdings Corp.*	6,320	650,012

		3,437,344

Banks — 8.8%
Associated Banc-Corp.	29,580	551,075
Comerica, Inc.	21,415	1,003,079
Huntington Bancshares, Inc.	97,530	1,026,015
Popular, Inc.*	27,639	941,108
Susquehanna Bancshares, Inc.	70,630	948,561
Synovus Financial Corp.	22,100	598,689
Webster Financial Corp.	18,620	605,709
Zions Bancorporation	28,600	815,386

		6,489,622

Chemicals — 1.4%
A. Schulman, Inc.	15,340	621,730
Huntsman Corp.	18,630	424,392

		1,046,122

Commercial Services — 1.3%
Booz Allen Hamilton Holding Corp.	35,740	948,182

Computers — 3.3%
Brocade Communications Systems, Inc.	60,800	719,872
Insight Enterprises, Inc.*	29,140	754,435
NCR Corp.*	32,540	948,215

		2,422,522

Distribution & Wholesale — 2.7%
Arrow Electronics, Inc.*	18,010	1,042,599
WESCO International, Inc.*	12,010	915,282

		1,957,881

Diversified Financial Services — 2.3%
E*TRADE Financial Corp.*	32,570	789,986
SLM Corp.	91,990	937,378

		1,727,364

Electric — 2.9%
PNM Resources, Inc.	36,480	1,080,902
Westar Energy, Inc.	25,490	1,051,208

		2,132,110

Electrical Components & Equipment — 0.6%
General Cable Corp.	27,060	403,194

Electronics — 4.1%
Avnet, Inc.	23,280	1,001,506
Jabil Circuit, Inc.	27,380	597,705
TTM Technologies, Inc.*	58,550	440,882

	Number of Shares	Value†

Electronics — (continued)
Vishay Intertechnology, Inc.	69,400	$982,010

		3,022,103

Engineering & Construction — 3.7%
AECOM Technology Corp.*	36,704	1,114,700
Granite Construction, Inc.	20,100	764,202
Tutor Perini Corp.*	36,470	877,833

		2,756,735

Food — 2.6%
Dean Foods Co.	64,615	1,252,239
Ingredion, Inc.	7,880	668,539

		1,920,778

Gas — 3.8%
Atmos Energy Corp.*	15,855	883,758
Southwest Gas Corp.	16,960	1,048,297
UGI Corp.	23,795	903,734

		2,835,789

Hand & Machine Tools — 1.1%
Regal-Beloit Corp.	10,890	818,928

Healthcare Services — 3.3%
LifePoint Hospitals, Inc.*	12,420	893,122
Molina Healthcare, Inc.*	10,300	551,359
WellCare Health Plans, Inc.*	12,120	994,567

		2,439,048

Home Builders — 3.2%
Meritage Homes Corp.*	23,920	860,881
PulteGroup, Inc.	35,180	754,963
Thor Industries, Inc.	13,260	740,836

		2,356,680

Household Products & Wares — 2.0%
Avery Dennison Corp.	14,350	744,478
Helen of Troy Ltd. *	11,640	757,298

		1,501,776

Insurance — 10.4%
American Financial Group, Inc.	17,710	1,075,351
Aspen Insurance Holdings Ltd.	22,710	994,017
Assurant, Inc.	8,110	554,967
CNO Financial Group, Inc.	57,730	994,111
Essent Group Ltd. *	27,144	697,872
PartnerRe Ltd.	9,400	1,072,822
StanCorp Financial Group, Inc.	6,370	445,008
The Hanover Insurance Group, Inc.	14,170	1,010,605
Validus Holdings Ltd.	20,790	864,032

		7,708,785

Internet — 1.1%
CDW Corp.	23,780	836,343

Iron & Steel — 0.9%
Steel Dynamics, Inc.	31,450	620,823

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

SMID Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Machinery — Construction & Mining — 0.7%
Terex Corp.	17,620	$491,246

Miscellaneous Manufacturing — 1.1%
ITT Corp.	19,170	775,618

Oil & Gas — 1.8%
Bill Barrett Corp.*	41,830	476,444
Rosetta Resources, Inc.*	19,960	445,308
SM Energy Co.	11,285	435,375

		1,357,127

Packaging and Containers — 0.8%
Graphic Packaging Holding Co.*	42,250	575,445

Retail — 9.8%
Big Lots, Inc.	21,140	846,023
Bloomin’ Brands, Inc. *	50,260	1,244,437
Brown Shoe Co., Inc.	23,410	752,631
Dillard’s, Inc., Class A	6,470	809,915
GameStop Corp., Class A	18,540	626,652
Office Depot, Inc.*	162,330	1,391,980
Pier 1 Imports, Inc.	42,020	647,108
The Children’s Place, Inc.	16,610	946,770

		7,265,516

Savings & Loans — 0.8%
First Niagara Financial Group, Inc.	65,450	551,744

Semiconductors — 3.6%
Advanced Micro Devices, Inc.*	104,700	279,549
Fairchild Semiconductor International, Inc.*	34,640	584,723
Lam Research Corp.	12,620	1,001,271
Teradyne, Inc.	40,450	800,506

		2,666,049

Software — 1.7%
Electronic Arts, Inc.*	26,880	1,263,763

Telecommunications — 4.8%
Amdocs Ltd.	18,345	855,886
Anixter International, Inc. *	6,260	553,759
Finisar Corp.*	27,080	525,623
Genpact Ltd. *	41,430	784,270
Harris Corp.	11,940	857,531

		3,577,069

Transportation — 2.0%
Con-way, Inc.	10,030	493,275
Ryder System, Inc.	10,880	1,010,208

		1,503,483

TOTAL COMMON STOCKS (Cost $55,134,692)		69,122,258

REAL ESTATE INVESTMENT TRUSTS — 7.3%
Apartments — 0.9%
Mid-America Apartment Communities, Inc.	8,560	639,261

	Number of Shares	Value†

Diversified — 0.9%
STAG lndustrial, Inc.	26,620	$652,190

Healthcare — 2.4%
LTC Properties, Inc.	22,430	968,303
Medical Properties Trust, Inc.	59,480	819,634

		1,787,937

Hotels & Resorts — 1.3%
DiamondRock Hospitality Co.	64,440	958,223

Office Property — 0.9%
Parkway Properties, Inc.	36,520	671,603

Strip Centers — 0.9%
DDR Corp.	38,220	701,719

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,702,773)		5,410,933

SHORT-TERM INVESTMENTS — 1.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $962,545)	962,545	962,545

TOTAL INVESTMENTS — 102.2% (Cost $60,800,010)		$75,495,736

Other Assets & Liabilities — (2.2%)		(1,589,555)

TOTAL NET ASSETS — 100.0%		$73,906,181

†	See Security Valuation Note.
*	Non-income producing security.

Country Weightings as of 12/31/2014††
United States	93%
Bermuda	6
Puerto Rico	1

Total	100%

††% of total investments as of December 31, 2014

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

SMID Cap Value Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$69,122,258	$69,122,258	$—	$—
TOTAL REAL ESTATE INVESTMENT TRUSTS	5,410,933	5,410,933	—	—
SHORT-TERM INVESTMENTS	962,545	962,545	—	—

TOTAL INVESTMENTS	$75,495,736	$75,495,736	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Small Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 99.8%
Aerospace & Defense — 3.1%
HEICO Corp., Class A	53,721	$2,544,227
TransDigm Group, Inc.	3,054	599,653

		3,143,880

Apparel — 4.6%
Carter’s, Inc.	24,350	2,125,999
Gildan Activewear, Inc.	14,035	793,679
Wolverine World Wide, Inc.	60,796	1,791,658

		4,711,336

Banks — 2.4%
Bank of the Ozarks, Inc.	26,042	987,513
City National Corp.	6,070	490,517
SVB Financial Group*	8,060	935,524

		2,413,554

Biotechnology — 3.2%
Alkermes PLC	16,353	957,632
Concordia Healthcare Corp.	16,922	680,929
Incyte Corp.*	9,240	675,536
NPS Pharmaceuticals, Inc.*	18,880	675,338
Puma Biotechnology, Inc.*	1,664	314,945

		3,304,380

Chemicals — 2.1%
Sensient Technologies Corp.	36,200	2,184,308

Commercial Services — 9.5%
CoStar Group, Inc.*	4,835	887,851
Euronet Worldwide, Inc.*	40,973	2,249,418
Gartner, Inc.*	7,951	669,554
Healthcare Services Group, Inc.	30,165	933,003
Healthequity, Inc.*	10,392	264,476
Nord Anglia Education, Inc.	52,864	1,008,645
Rollins, Inc.	12,285	406,634
Servicemaster Global Holdings, Inc.*	41,266	1,104,691
SP Plus Corp.*	26,784	675,760
Team Health Holdings, Inc.*	10,630	611,544
The Corporate Executive Board Co.	13,366	969,436

		9,781,012

Computers — 3.8%
Cadence Design Systems, Inc.*	85,790	1,627,436
Jack Henry & Associates, Inc.	28,405	1,765,087
Stratasys Ltd.	6,125	509,049

		3,901,572

Distribution & Wholesale — 1.4%
WESCO International, Inc.*	19,411	1,479,312

Diversified Financial Services — 3.2%
Artisan Partners Asset Management, Inc., Class A	8,931	451,283
Financial Engines, Inc.	16,754	612,359
LPL Financial Holdings, Inc.	14,894	663,528
MarketAxess Holdings, Inc.	12,728	912,725
Markit Ltd.*	22,692	599,749

		3,239,644

	Number of Shares	Value†

Electrical Components & Equipment — 3.5%
Belden, Inc.	20,956	$1,651,542
EnerSys, Inc.	23,213	1,432,706
GrafTech International Ltd.*	108,108	547,027

		3,631,275

Electronics — 3.3%
CTS Corp.	36,380	648,655
FEI Co.	11,485	1,037,670
National Instruments Corp.	14,375	446,919
OSI Systems, Inc.*	17,202	1,217,385

		3,350,629

Energy-Alternate Sources — 0.3%
Enphase Energy, Inc.*	22,185	317,024

Entertainment — 1.8%
AMC Entertainment Holdings, Inc., Class A	27,260	713,667
National CineMedia, Inc.	63,663	914,837
SFX Entertainment, Inc. *	55,290	250,464

		1,878,968

Environmental Control — 0.8%
Clean Harbors, Inc.*	16,436	789,750

Hand & Machine Tools — 1.5%
Kennametal, Inc.	43,610	1,560,802

Healthcare Products — 6.9%
Bio-Techne Corp.	12,176	1,125,062
Cimpress NV	12,358	924,873
Endologix, Inc.*	83,484	1,276,470
Genfit*	3,268	149,004
IDEXX Laboratories, Inc.*	3,846	570,247
LDR Holding Corp.*	31,995	1,048,796
Masimo Corp.*	35,554	936,492
Quidel Corp.*	34,713	1,003,900

		7,034,844

Healthcare Services — 0.7%
Catalent, Inc.*	27,516	767,146

Household Products & Wares — 2.0%
Ontex Group NV*	26,761	767,945
Prestige Brands Holdings, Inc.*	22,718	788,769
Tumi Holdings, Inc.*	22,267	528,396

		2,085,110

Internet — 1.3%
ChannelAdvisor Corp.*	29,676	640,408
Wayfair, Inc.*	11,617	230,597
Zillow, Inc. Class A*	4,203	445,056

		1,316,061

Machinery — Diversified — 2.0%
Nordson Corp.	6,019	469,241
Tennant Co.	6,691	482,889
Wabtec Corp.	12,275	1,066,575

		2,018,705

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Small Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Medical Instruments — 0.7%
Novadaq Technologies, Inc.*	40,331	$670,301

Metal Fabricate/Hardware — 1.6%
Rexnord Corp. *	58,764	1,657,732

Miscellaneous Manufacturing — 1.3%
Polypore International, Inc.*	9,860	463,913
Proto Labs, Inc.*	8,286	556,488
Raven Industries, Inc.	11,901	297,525

		1,317,926

Oil & Gas Services — 1.8%
Dresser-Rand Group, Inc.*	4,080	333,744
Dril-Quip, Inc.*	10,501	805,742
Targa Resources Corp.	6,520	691,446

		1,830,932

Pharmaceuticals — 7.1%
Akorn, Inc.*	16,553	599,219
Dyax Corp.*	42,821	602,063
IGI Laboratories, Inc.*	58,247	512,574
Ironwood Pharmaceuticals, Inc.*	45,013	689,599
Mallinckrodt PLC	11,255	1,114,583
Medivation, Inc.*	6,625	659,916
Pacira Pharmaceuticals, Inc.*	8,105	718,589
Pernix Therapeutics Holdings, Inc.*	54,754	514,140
Phibro Animal Health Corp., Class A	36,044	1,137,188
Synageva BioPharma Corp.*	7,585	703,812

		7,251,683

Real Estate — 1.0%
Jones Lang LaSalle, Inc.	4,226	633,604
The St. Joe Co.*	23,895	439,429

		1,073,033

Real Estate Investment Trusts — 0.4%
Lamar Advertising Co.	7,620	408,737

Retail — 5.1%
Biglari Holdings, Inc.*	2,443	976,003
Casey’s General Stores, Inc.	11,869	1,072,008
Dunkin’ Brands Group, Inc.	8,255	352,076
Hibbett Sports, Inc.*	26,608	1,288,626
Popeyes Louisiana Kitchen, Inc.*	10,531	592,579
Sally Beauty Holdings, Inc.*	15,626	480,343
Ulta Salon Cosmetics & Fragrance, Inc.*	3,626	463,548

		5,225,183

Semiconductors — 3.6%
Atmel Corp.*	194,049	1,629,041
ON Semiconductor Corp.*	116,295	1,178,068
Sensata Technologies Holding N.V.*	16,209	849,514

		3,656,623

Software — 15.2%
ACI Worldwide, Inc.*	52,556	1,060,055
Advent Software, Inc.	31,742	972,575
athenahealth, Inc.*	5,880	856,716

	Number of Shares	Value†

Software — (continued)
Blackbaud, Inc.	50,105	$2,167,542
Broadridge Financial Solutions, Inc.	39,530	1,825,495
Envestnet, Inc.*	17,642	866,928
Guidewire Software, Inc.*	14,741	746,337
Informatica Corp.*	17,843	680,443
RealPage, Inc.*	46,319	1,017,165
Solera Holdings, Inc.	29,189	1,493,893
SS&C Technologies Holdings, Inc.	67,320	3,937,547

		15,624,696

Telecommunications — 1.4%
NICE Systems, Ltd. ADR	28,504	1,443,728

Transportation — 3.3%
Landstar System, Inc.	16,831	1,220,752
Old Dominion Freight Line, Inc.*	16,698	1,296,433
Saia, Inc.*	15,978	884,542

		3,401,727

TOTAL COMMON STOCKS (Cost $82,099,857)		102,471,613

SHORT-TERM INVESTMENTS — 1.7%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,740,350)	1,740,350	1,740,350

TOTAL INVESTMENTS — 101.5% (Cost $83,840,207)		$104,211,963

Other Assets & Liabilities — (1.5%)		(1,534,151)

TOTAL NET ASSETS — 100.0%		$102,677,812

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

Country Weightings as of 12/31/2014††
United States	90%
Canada	2
Ireland	2
Netherlands	2
Belgium	1
Hong Kong	1
Israel	1
Other	1
Total	100%

†† % of total investments as of December 31, 2014

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Small Cap Growth Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
TOTAL COMMON STOCKS	$102,471,613	$102,471,613	$—	$—
SHORT-TERM INVESTMENTS	1,740,350	1,740,350	—	—

TOTAL INVESTMENTS	$104,211,963	$104,211,963	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 84.5%
Aerospace & Defense — 3.5%
Cubic Corp.	8,858	$466,285
Curtiss-Wright Corp.	17,091	1,206,454
Esterline Technologies Corp.*	27,152	2,978,032
Kaman Corp.	35,291	1,414,816
Moog, Inc., Class A*	23,367	1,729,859
Teledyne Technologies, Inc.*	7,914	813,084

		8,608,530

Apparel — 0.8%
Carter’s, Inc.	15,919	1,389,888
Steven Madden Ltd.*	19,577	623,136

		2,013,024

Auto Parts & Equipment — 0.8%
American Axle & Manufacturing Holdings, Inc.*	49,125	1,109,734
Tenneco, Inc.*	17,263	977,258

		2,086,992

Banks — 14.2%
BancorpSouth, Inc.	87,950	1,979,754
Bank of the Ozarks, Inc.	66,312	2,514,551
Banner Corp.	26,761	1,151,258
Boston Private Financial Holdings, Inc.	83,823	1,129,096
Bridge Capital Holdings*	15,403	344,719
CoBiz Financial, Inc.	32,143	422,038
Community Bank System, Inc.	29,450	1,122,928
ConnectOne Bancorp, Inc.	14,053	267,007
First Financial Bankshares, Inc.	41,512	1,240,378
First Midwest Bancorp, Inc.	42,599	728,869
Glacier Bancorp, Inc.	53,523	1,486,334
Great Western Bancorp, Inc.*	37,478	854,124
Heritage Financial Corp.	17,784	312,109
Home BancShares, Inc.	35,092	1,128,559
Independent Bank Corp.	21,144	905,175
Independent Bank Group, Inc.	10,043	392,280
Lakeland Financial Corp.	12,110	526,422
MB Financial, Inc.	56,354	1,851,792
PacWest Bancorp	37,457	1,702,795
Pinnacle Financial Partners, Inc.	33,683	1,331,826
PrivateBancorp, Inc.	74,119	2,475,575
Prosperity Bancshares, Inc.	24,084	1,333,290
Sandy Spring Bancorp, Inc.	15,826	412,742
Sierra Bancorp	7,257	127,433
Signature Bank*	2,421	304,949
South State Corp.	18,783	1,259,964
Southcoast Financial Corp.*	7,082	49,928
Southwest Bancorp, Inc.	26,135	453,704
Summit State Bank	7,731	106,069
Texas Capital Bancshares, Inc.*	22,495	1,222,153
The First of Long Island Corp.	11,961	339,334
Trico Bancshares	15,986	394,854
UMB Financial Corp.	30,033	1,708,577
ViewPoint Financial Group, Inc.	50,712	1,209,481
Webster Financial Corp.	64,103	2,085,271

		34,875,338

	Number of Shares	Value†

Building Materials — 0.8%
Comfort Systems USA, Inc.	36,404	$623,236
Continental Building Products, Inc.*	34,987	620,320
NCI Building Systems, Inc.*	35,233	652,515

		1,896,071

Chemicals — 2.8%
Axiall Corp.	8,268	351,142
H.B. Fuller Co.	16,414	730,915
Methanex Corp.	24,234	1,110,644
Minerals Technologies, Inc.	7,364	511,430
PolyOne Corp.	48,947	1,855,581
Quaker Chemical Corp.	11,015	1,013,821
Tronox Ltd., Class A	5,198	124,128
WR Grace & Co.*	13,226	1,261,628

		6,959,289

Commercial Services — 1.9%
Convergys Corp.	64,916	1,322,339
Live Nation Entertainment, Inc.*	71,564	1,868,536
Monro Muffler Brake, Inc.	10,725	619,905
On Assignment, Inc.*	14,197	471,198
TrueBlue, Inc.*	17,028	378,873

		4,660,851

Computers — 0.3%
Electronics for Imaging, Inc.*	19,638	841,096

Distribution & Wholesale — 0.9%
Core-Mark Holding Co., Inc.	13,842	857,235
WESCO International, Inc.*	19,057	1,452,334

		2,309,569

Diversified Financial Services — 2.3%
Cohen & Steers, Inc.	9,412	396,057
MarketAxess Holdings, Inc.	12,908	925,632
Moelis & Co., Class A	12,133	423,806
Om Asset Management PLC*	62,733	1,018,784
Stifel Financial Corp.*	35,495	1,810,955
Virtus Investment Partners, Inc.	6,318	1,077,156

		5,652,390

Electric — 4.9%
ALLETE, Inc.	32,128	1,771,538
Black Hills Corp.	20,908	1,108,960
Dynegy, Inc.*	49,649	1,506,847
IDACORP, Inc.	33,359	2,208,032
NorthWestern Corp.	33,430	1,891,469
Otter Tail Corp.	4,189	129,692
PNM Resources, Inc.	42,528	1,260,105
Portland General Electric Co.	57,843	2,188,201

		12,064,844

Electrical Components & Equipment — 0.8%
Belden, Inc.	14,805	1,166,782
Littelfuse, Inc.	9,015	871,480

		2,038,262

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electronics — 1.7%
CTS Corp.	43,285	$771,772
Newport Corp.*	52,675	1,006,619
Watts Water Technologies, Inc., Class A	19,866	1,260,299
Woodward, Inc.	23,447	1,154,296

		4,192,986

Engineering & Construction — 0.9%
EMCOR Group, Inc.	33,241	1,478,892
MYR Group, Inc.*	28,621	784,215

		2,263,107

Entertainment — 1.4%
Carmike Cinemas, Inc.*	29,269	768,897
Marriott Vacations Worldwide Corp.	13,888	1,035,211
Vail Resorts, Inc.	18,614	1,696,294

		3,500,402

Environmental Control — 0.7%
Ceco Environmental Corp.	37,196	578,026
Progressive Waste Solutions Ltd.	36,727	1,104,748

		1,682,774

Food — 0.9%
B&G Foods, Inc.	16,228	485,217
J&J Snack Foods Corp.	3,224	350,675
The Hain Celestial Group, Inc.*	25,334	1,476,719

		2,312,611

Forest Products & Paper — 0.5%
KapStone Paper and Packaging Corp.	37,680	1,104,401

Gas — 1.4%
New Jersey Resources Corp.	14,330	876,996
Southwest Gas Corp.	41,733	2,579,517

		3,456,513

Healthcare Products — 1.2%
Endologix, Inc.*	53,146	812,602
Integra LifeSciences Holdings Corp.*	21,060	1,142,084
Tornier N.V.*	36,629	934,040

		2,888,726

Healthcare Services — 2.1%
Adeptus Health, Inc., Class A*	13,194	493,456
Air Methods Corp.*	29,161	1,283,959
Catalent, Inc.*	39,045	1,088,575
HealthSouth Corp.	47,249	1,817,196
Surgical Care Affiliates, Inc.*	10,716	360,593

		5,043,779

Home Builders — 0.8%
Meritage Homes Corp.*	23,735	854,223
Standard Pacific Corp.*	109,807	800,493
William Lyon Homes, Class A*	20,386	413,224

		2,067,940

	Number of Shares	Value†

Household Products & Wares — 1.4%
Prestige Brands Holdings, Inc.*	24,902	$864,597
Spectrum Brands Holdings, Inc.	26,682	2,552,934

		3,417,531

Insurance — 5.9%
American Equity Investment Life Holding Co.	85,238	2,488,097
AMERISAFE, Inc.	11,809	500,229
CNO Financial Group, Inc.	138,630	2,387,208
Endurance Specialty Holdings Ltd.	18,026	1,078,676
Enstar Group Ltd.*	5,349	817,809
Fidelity & Guaranty Life	19,958	484,381
Maiden Holdings Ltd.	103,848	1,328,216
Meadowbrook Insurance Group, Inc.	36,058	305,051
National General Holdings Corp.	26,066	485,088
ProAssurance Corp.	21,114	953,297
Radian Group, Inc.	129,738	2,169,219
RLI Corp.	17,058	842,665
Symetra Financial Corp.	32,357	745,829

		14,585,765

Investment Companies — 0.4%
Apollo Investment Corp.	17,558	130,280
Golub Capital BDC, Inc.	19,141	343,198
New Mountain Finance Corp.	29,675	443,345

		916,823

Iron & Steel — 0.5%
AK Steel Holding Corp.*	145,452	863,985
Commercial Metals Co.	7,541	122,843
Timkensteel Corp.	7,532	278,910

		1,265,738

Leisure Time — 0.8%
Brunswick Corp.	9,852	505,014
Diamond Resorts International, Inc.*	48,937	1,365,342

		1,870,356

Machinery — Diversified — 0.9%
Alamo Group, Inc.	5,644	273,395
Applied Industrial Technologies, Inc.	22,830	1,040,820
Graco, Inc.	11,229	900,341

		2,214,556

Media — 0.4%
Nexstar Broadcasting Group, Class A	13,750	712,112
Townsquare Media, Inc.*	14,878	196,390

		908,502

Metal Fabricate/Hardware — 0.7%
CIRCOR International, Inc.	12,834	773,633
RBC Bearings, Inc.	15,052	971,306

		1,744,939

Mining — 0.8%
Globe Specialty Metals, Inc.	24,515	422,393

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Mining — (continued)
Kaiser Aluminum Corp.	21,806	$1,557,603

		1,979,996

Miscellaneous Manufacturing — 3.0%
Actuant Corp., Class A	62,435	1,700,729
Barnes Group, Inc.	24,795	917,663
Carlisle Cos., Inc.	24,291	2,192,020
CLARCOR, Inc.	18,887	1,258,630
Movado Group, Inc.	23,252	659,659
Standex International Corp.	7,915	611,513

		7,340,214

Oil & Gas — 2.8%
Laredo Petroleum, Inc.*	76,010	786,703
Parsley Energy, Inc., Class A*	94,505	1,508,300
Rex Energy Corp.*	155,407	792,576
Rice Energy, Inc.*	84,676	1,775,656
RSP Permian, Inc.*	30,033	755,029
SM Energy Co.	35,814	1,381,704

		6,999,968

Oil & Gas Services — 1.1%
Forum Energy Technologies, Inc.*	47,302	980,571
Newpark Resources, Inc.*	40,082	382,382
TETRA Technologies, Inc.*	82,977	554,286
Thermon Group Holdings, Inc.*	33,172	802,431

		2,719,670

Packaging and Containers — 1.2%
Berry Plastics Group, Inc.*	58,486	1,845,233
Graphic Packaging Holding Co.*	76,172	1,037,463

		2,882,696

Pharmaceuticals — 0.6%
Infinity Pharmaceuticals, Inc.*	60,007	1,013,518
TESARO, Inc.*	13,922	517,759

		1,531,277

Real Estate — 0.8%
Kennedy-Wilson Holdings, Inc.	76,096	1,925,229

Retail — 5.1%
Asbury Automotive Group, Inc.*	10,011	760,035
Bloomin’ Brands, Inc.*	40,536	1,003,671
Boot Barn Holdings, Inc.*	10,262	186,768
Burlington Stores, Inc.*	26,324	1,244,072
DineEquity, Inc.	10,242	1,061,481
Express, Inc.*	16,004	235,099
First Cash Financial Services, Inc.*	13,785	767,411
Freshpet, Inc.*	6,841	116,708
Genesco, Inc.*	1,502	115,083
GNC Holdings, Inc., Class A	24,378	1,144,791
HSN, Inc.	13,497	1,025,772
Jack in the Box, Inc.	20,834	1,665,887
Krispy Kreme Doughnuts, Inc.*	19,833	391,503
Lithia Motors, Inc., Class A	17,500	1,517,075

	Number of Shares	Value†

Retail — (continued)
Office Depot, Inc.*	148,972	$1,277,435

		12,512,791

Savings & Loans — 1.3%
Brookline Bancorp, Inc.	34,685	347,890
Dime Community Bancshares, Inc.	22,264	362,458
Flushing Financial Corp.	34,031	689,808
Oritani Financial Corp.	30,524	470,070
Provident Financial Services, Inc.	44,160	797,530
WSFS Financial Corp.	6,880	529,003

		3,196,759

Semiconductors — 3.8%
Cabot Microelectronics Corp.*	26,419	1,250,147
Entegris, Inc.*	119,802	1,582,584
Fairchild Semiconductor International, Inc.*	65,888	1,112,190
Intersil Corp., Class A	119,913	1,735,141
MKS Instruments, Inc.	42,152	1,542,763
Semtech Corp.*	39,440	1,087,361
Silicon Laboratories, Inc.*	21,812	1,038,687

		9,348,873

Software — 4.2%
Allscripts Healthcare Solutions, Inc.*	170,896	2,182,342
Bottomline Technologies, Inc.*	29,898	755,822
Digi International, Inc.*	32,394	300,940
Everyday Health, Inc.*	63,217	932,451
Monotype Imaging Holdings, Inc.	29,816	859,595
Pegasystems, Inc.	23,573	489,611
PTC, Inc.*	27,240	998,346
Quality Systems, Inc.	48,026	748,725
RADWARE Ltd.*	47,147	1,038,177
SS&C Technologies Holdings, Inc.	11,182	654,035
Verint Systems, Inc.*	21,631	1,260,655

		10,220,699

Storage & Warehousing — 0.5%
Mobile Mini, Inc.	31,033	1,257,147

Telecommunications — 1.8%
ADTRAN, Inc.	32,216	702,309
Anixter International, Inc.*	15,540	1,374,668
Extreme Networks, Inc.*	116,643	411,750
Gigamon, Inc.*	6,928	122,834
JDS Uniphase Corp.*	63,142	866,308
Premiere Global Services, Inc.*	95,113	1,010,100

		4,487,969

Textiles — 0.4%
G&K Services, Inc., Class A	12,948	917,366

Transportation — 0.5%
Forward Air Corp.	25,095	1,264,035

TOTAL COMMON STOCKS (Cost $164,790,848)		208,028,394

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Small Cap Value Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — 13.3%
Apartments — 0.3%
American Campus Communities, Inc.	18,690	$773,018

Building & Real Estate — 2.2%
Apollo Commercial Real Estate Finance, Inc.	83,524	1,366,452
Blackstone Mortgage Trust, Inc., Class A	56,484	1,645,944
MFA Financial, Inc.	174,432	1,393,712
Two Harbors Investment Corp.	110,114	1,103,342

		5,509,450

Diversified — 1.4%
DuPont Fabros Technology, Inc.	47,811	1,589,238
PS Business Parks, Inc.	23,203	1,845,566

		3,434,804

Healthcare — 1.0%
National Health Investors, Inc.	34,179	2,391,163

Hotels & Resorts — 3.5%
Chesapeake Lodging Trust	84,313	3,137,287
Pebblebrook Hotel Trust	61,864	2,822,854
Strategic Hotels & Resorts, Inc.*	198,286	2,623,324

		8,583,465

Industrial — 0.6%
Terreno Realty Corp.	73,811	1,522,721

Office Property — 1.6%
Highwoods Properties, Inc.	46,984	2,080,452
Hudson Pacific Properties, Inc.	63,387	1,905,413

		3,985,865

Regional Malls — 0.7%
CBL & Associates Properties, Inc.	86,391	1,677,713

Storage & Warehousing — 1.1%
CubeSmart	117,291	2,588,612

Strip Centers — 0.9%
Acadia Realty Trust	70,216	2,249,019

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $24,704,860)		32,715,830

SHORT-TERM INVESTMENTS — 2.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $5,926,881)	5,926,881	5,926,881

TOTAL INVESTMENTS — 100.2% (Cost $195,493,692)		$246,671,105

Other Assets & Liabilities — (0.2%)		(544,143)

TOTAL NET ASSETS — 100.0%		$246,126,962

†	See Security Valuation Note.
*	Non-income producing security.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$208,028,394	$208,028,394	$—	$—
REAL ESTATE INVESTMENT TRUSTS	32,715,830	32,715,830	—	—
SHORT-TERM INVESTMENTS	5,926,881	5,926,881	—	—

TOTAL INVESTMENTS	$246,671,105	$246,671,105	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — 92.2%
Advertising — 0.1%
Evine Live, Inc.*	1,700	$11,203
Harte-Hanks, Inc.	1,678	12,988
Marchex, Inc., Class B	1,545	7,091
Marin Software, Inc.*	700	5,922
MDC Partners, Inc., Class A	1,500	34,080
Millennial Media, Inc.*	2,900	4,640
Sizmek, Inc.*	757	4,739
Tremor Video, Inc.*	2,100	6,027

		86,690

Aerospace & Defense — 1.6%
AAR Corp.	1,569	43,587
AeroVironment, Inc.*	718	19,566
Astronics Corp.*	637	35,233
Astronics Corp., Class B*	127	7,061
Cubic Corp.	869	45,744
Curtiss-Wright Corp.	1,826	128,897
Ducommun, Inc.*	400	10,112
Esterline Technologies Corp.*	1,240	136,003
GenCorp, Inc.*	2,440	44,652
HEICO Corp.	2,515	151,906
Kaman Corp.	1,048	42,014
Kratos Defense & Security Solutions, Inc.*	2,422	12,158
LMI Aerospace, Inc.*	653	9,207
M/A-COM Technology Solutions Holdings, Inc.*	500	15,640
Moog, Inc., Class A*	1,591	117,782
National Presto Industries, Inc.	146	8,474
Orbital Sciences Corp.*	2,396	64,429
Teledyne Technologies, Inc.*	1,404	144,247

		1,036,712

Agriculture — 0.3%
Alico, Inc.	51	2,552
Alliance One International, Inc.*	2,256	3,564
Limoneira Co.	600	14,988
Tejon Ranch Co.*	688	20,268
The Andersons, Inc.	1,132	60,155
Universal Corp.	855	37,603
Vector Group Ltd.	2,907	61,948

		201,078

Airlines — 0.5%
Allegiant Travel Co.	501	75,315
Hawaiian Holdings, Inc.*	1,626	42,357
JetBlue Airways Corp.*	9,528	151,114
Republic Airways Holdings, Inc.*	1,901	27,736
SkyWest, Inc.	1,881	24,980
Virgin America, Inc.*	600	25,950

		347,452

Apparel — 0.9%
Columbia Sportswear Co.	1,022	45,520
Crocs, Inc.*	2,900	36,221
G-III Apparel Group Ltd.*	704	71,111
Iconix Brand Group, Inc.*	1,842	62,241

	Number of Shares	Value†

Apparel — (continued)
Oxford Industries, Inc.	508	$28,047
Perry Ellis International, Inc.*	414	10,735
Quiksilver, Inc.*	5,560	12,287
Sequential Brands Group, Inc.*	700	9,149
Skechers U.S.A., Inc., Class A*	1,416	78,234
Steven Madden Ltd.*	2,249	71,586
Unifi, Inc.*	460	13,676
Vince Holding Corp.*	400	10,456
Weyco Group, Inc.	100	2,967
Wolverine World Wide, Inc.	3,982	117,349

		569,579

Auto Manufacturers — 0.0%
Wabash National Corp.*	2,600	32,136

Auto Parts & Equipment — 1.2%
Accuride Corp.*	1,000	4,340
American Axle & Manufacturing Holdings, Inc.*	2,816	63,614
Commercial Vehicle Group, Inc.*	600	3,996
Cooper Tire & Rubber Co.	2,249	77,928
Cooper-Standard Holding, Inc.*	600	34,728
Dana Holding Corp.	6,596	143,397
Dorman Products, Inc.*	992	47,884
Douglas Dynamics, Inc.	900	19,287
Federal-Mogul Holdings Corp.*	916	14,738
Fuel Systems Solutions, Inc.*	634	6,936
Gentherm, Inc.*	1,268	46,434
Meritor, Inc.*	3,645	55,222
Miller Industries, Inc.	443	9,210
Modine Manufacturing Co.*	2,077	28,247
Motorcar Parts of America, Inc.*	700	21,763
Remy International, Inc.	600	12,552
Spartan Motors, Inc.	917	4,823
Standard Motor Products, Inc.	700	26,684
Strattec Security Corp.	100	8,258
Superior Industries International, Inc.	1,119	22,145
Tenneco, Inc.*	2,400	135,864
Titan International, Inc.	1,913	20,335
Tower International, Inc.*	800	20,440

		828,825

Banks — 7.6%
1st Source Corp.	626	21,478
American National Bankshares, Inc.	400	9,924
Ameris Bancorp	947	24,281
Ames National Corp.	199	5,162
Arrow Financial Corp.	371	10,199
BancFirst Corp.	260	16,481
Banco Latinoamericano de Exportaciones S.A., Class E*	1,110	33,411
BancorpSouth, Inc.	3,649	82,139
Bank of Marin Bancorp	290	15,251
Bank of the Ozarks, Inc.	3,052	115,732
Banner Corp.	800	34,416
BBCN Bancorp, Inc.	3,185	45,800
Blue Hills Bancorp, Inc.*	1,300	17,654

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
BNC Bancorp	800	$13,768
Boston Private Financial Holdings, Inc.	2,858	38,497
Bridge Bancorp, Inc.	307	8,212
Bridge Capital Holdings*	300	6,714
Bryn Mawr Bank Corp.	532	16,652
Camden National Corp.	326	12,988
Capital Bank Financial Corp., Class A*	1,000	26,800
Capital City Bank Group, Inc.	269	4,180
Cardinal Financial Corp.	1,218	24,153
Cascade Bancorp*	1,262	6,550
Cass Information Systems, Inc.	454	24,175
Cathay General Bancorp	3,050	78,049
Centerstate Banks, Inc.	1,432	17,055
Central Pacific Financial Corp.	800	17,200
Century Bancorp, Inc., Class A	69	2,764
Chemical Financial Corp.	1,166	35,726
Citizens & Northern Corp.	356	7,359
City Holding Co.	648	30,151
CNB Financial Corp.	474	8,769
CoBiz Financial, Inc.	1,700	22,321
Columbia Banking System, Inc.	1,914	52,846
Community Bank System, Inc.	1,511	57,614
Community Trust Bancorp, Inc.	683	25,005
CommunityOne Bancorp*	700	8,015
ConnectOne Bancorp, Inc.	660	12,540
CU Bancorp*	400	8,676
Customers Bancorp, Inc.*	880	17,125
CVB Financial Corp.	3,992	63,952
Eagle Bancorp, Inc.*	973	34,561
Enterprise Bancorp, Inc.	300	7,575
Enterprise Financial Services Corp.	782	15,429
F.N.B. Corp.	6,408	85,355
Fidelity Southern Corp.	607	9,779
Financial Institutions, Inc.	440	11,066
First Bancorp	824	15,219
First Bancorp Puerto Rico*	4,700	27,589
First Bancorp, Inc.	234	4,233
First Busey Corp.	2,802	18,241
First Business Financial Services, Inc.	200	9,582
First Citizens Bancshares, Inc., Class A	300	75,837
First Commonwealth Financial Corp.	4,021	37,074
First Community Bancshares, Inc.	626	10,310
First Connecticut Bancorp, Inc.	659	10,755
First Financial Bancorp	2,205	40,991
First Financial Bankshares, Inc.	2,452	73,266
First Financial Corp.	580	20,660
First Interstate BancSystem, Inc.	600	16,692
First Merchants Corp.	1,238	28,164
First Midwest Bancorp, Inc.	2,814	48,148
First NBC Bank Holding Co.*	600	21,120
FirstMerit Corp.	6,394	120,783
Franklin Financial Corp.*	400	8,472
German American Bancorp, Inc.	392	11,964
Glacier Bancorp, Inc.	2,721	75,562
Great Southern Bancorp, Inc.	471	18,685

	Number of Shares	Value†

Banks — (continued)
Great Western Bancorp, Inc.*	700	$15,953
Guaranty Bancorp	900	12,996
Hancock Holding Co.	3,072	94,310
Hanmi Financial Corp.	1,213	26,456
Heartland Financial USA, Inc.	717	19,431
Heritage Commerce Corp.	600	5,298
Heritage Financial Corp.	1,130	19,831
Heritage Oaks Bancorp	1,500	12,585
Home BancShares, Inc.	2,164	69,594
Horizon Bancorp	400	10,456
Hudson Valley Holding Corp.	462	12,548
Iberiabank Corp.	1,246	80,803
Independent Bank Corp.	971	41,568
Independent Bank Corp.	1,000	13,050
Independent Bank Group, Inc.	400	15,624
International Bancshares Corp.	2,225	59,051
Lakeland Bancorp, Inc.	1,111	12,999
Lakeland Financial Corp.	594	25,821
Macatawa Bank Corp.	1,900	10,336
MainSource Financial Group, Inc.	1,021	21,359
MB Financial, Inc.	2,584	84,910
Mercantile Bank Corp.	500	10,510
Merchants Bancshares, Inc.	86	2,634
Metro Bancorp, Inc.*	563	14,593
MidSouth Bancorp, Inc.	186	3,225
MidWestOne Financial Group, Inc.	400	11,524
National Bankshares, Inc.	319	9,694
National Penn Bancshares, Inc.	4,487	47,226
NBT Bancorp, Inc.	1,869	49,099
NewBridge Bancorp*	1,100	9,581
Northrim BanCorp, Inc.	400	10,496
OFG Bancorp	1,810	30,136
Old Line Bancshares, Inc.	600	9,492
Old National Bancorp	4,686	69,728
Opus Bank*	300	8,511
Pacific Continental Corp.	862	12,223
Park National Corp.	524	46,364
Park Sterling Corp.	1,600	11,760
Peapack Gladstone Financial Corp.	636	11,804
Penns Woods Bancorp, Inc.	268	13,202
Peoples Bancorp, Inc.	272	7,053
Peoples Financial Services Corp.	300	14,904
Pinnacle Financial Partners, Inc.	1,463	57,847
Preferred Bank Los Angeles CA	500	13,945
PrivateBancorp, Inc.	2,898	96,793
Prosperity Bancshares, Inc.	2,726	150,911
Renasant Corp.	1,358	39,287
Republic Bancorp, Inc., Class A	387	9,567
Republic First Bancorp, Inc.*	1,900	7,125
S&T Bancorp, Inc.	1,259	37,531
Sandy Spring Bancorp, Inc.	1,085	28,297
Seacoast Banking Corp of Florida*	440	6,050
Sierra Bancorp	712	12,503
Simmons First National Corp., Class A	600	24,390
South State Corp.	958	64,263

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Southside Bancshares, Inc.	858	$24,805
Southwest Bancorp, Inc.	1,036	17,985
Square 1 Financial, Inc.*	100	2,470
State Bank Financial Corp.	1,200	23,976
Stock Yards Bancorp, Inc.	445	14,836
Stonegate Bank	500	14,810
Suffolk Bancorp	443	10,061
Sun Bancorp, Inc.*	220	4,268
Susquehanna Bancshares, Inc.	7,533	101,168
Talmer Bancorp, Inc.	900	12,636
Texas Capital Bancshares, Inc.*	1,773	96,327
The Bancorp, Inc.*	1,412	15,377
The Bank of Kentucky Financial Corp.	200	9,654
The First of Long Island Corp.	593	16,823
Tompkins Financial Corp.	558	30,857
TowneBank	972	14,697
Trico Bancshares	704	17,389
Tristate Capital Holdings, Inc.*	1,000	10,240
TrustCo Bank Corp.	3,252	23,610
Trustmark Corp.	2,630	64,540
UMB Financial Corp.	1,481	84,254
Umpqua Holdings Corp.	6,401	108,881
Union Bankshares Corp.	1,828	44,018
United Bankshares, Inc.	2,792	104,560
United Community Banks, Inc.	1,878	35,569
Univest Corp. of Pennsylvania	600	12,144
Valley National Bancorp	8,635	83,846
ViewPoint Financial Group, Inc.	1,666	39,734
Walker & Dunlop, Inc.*	1,000	17,540
Washington Trust Bancorp, Inc.	670	26,921
Webster Financial Corp.	3,528	114,766
WesBanco, Inc.	1,115	38,802
West Bancorporation, Inc.	378	6,434
Westamerica Bancorporation	1,073	52,598
Western Alliance Bancorp*	2,775	77,145
Wilshire Bancorp, Inc.	2,676	27,108
Wintrust Financial Corp.	1,742	81,456
Yadkin Financial Corp.*	600	11,790

		5,048,238

Beverages — 0.2%
Coca-Cola Bottling Co. Consolidated	174	15,317
Craft Brew Alliance, Inc.*	700	9,338
Farmers Brothers Co.*	204	6,008
National Beverage Corp.*	642	14,522
The Boston Beer Co., Inc., Class A*	310	89,757

		134,942

Biotechnology — 3.0%
Acceleron Pharma, Inc.*	700	27,272
Acorda Therapeutics, Inc.*	1,531	62,572
Agenus, Inc.*	2,000	7,940
Alder Biopharmaceuticals, Inc.*	300	8,727
AMAG Pharmaceuticals, Inc.*	856	36,483
ANI Pharmaceuticals, Inc.*	300	16,917
Arena Pharmaceuticals, Inc.*	8,506	29,516

	Number of Shares	Value†

Biotechnology — (continued)
ARIAD Pharmaceuticals, Inc.*	6,600	$45,342
Avalanche Biotechnologies, Inc.*	200	10,800
BioCryst Pharmaceuticals, Inc.*	2,900	35,264
BioTime, Inc.*	1,100	4,103
Bluebird Bio, Inc.*	800	73,376
Cambrex Corp.*	1,167	25,231
Celldex Therapeutics, Inc.*	3,444	62,853
CTI BioPharma Corp.*	5,000	11,800
Cubist Pharmaceuticals, Inc.*	1,200	48
Cytokinetics, Inc.*	1,000	8,010
Cytrx Corp.*	2,600	7,124
Dynavax Technologies Corp.*	1,020	17,197
Emergent BioSolutions, Inc.*	1,058	28,809
Enzo Biochem, Inc.*	1,300	5,772
Epizyme, Inc.*	600	11,322
Exact Sciences Corp.*	3,100	85,064
Exelixis, Inc.*	6,969	10,035
Five Prime Therapeutics, Inc.*	500	13,500
Foundation Medicine, Inc.*	700	15,554
Galena Biopharma, Inc.*	3,600	5,436
Geron Corp.*	5,050	16,412
Halozyme Therapeutics, Inc.*	3,589	34,634
Idera Pharmaceuticals, Inc.*	2,300	10,143
ImmunoGen, Inc.*	3,263	19,904
Immunomedics, Inc.*	2,936	14,093
Inovio Pharmaceuticals, Inc.*	2,500	22,950
Insmed, Inc.*	1,600	24,752
Intrexon Corp.*	1,400	38,542
Karyopharm Therapeutics, Inc.*	400	14,972
Kite Pharma, Inc.*	400	23,068
KYTHERA Biopharmaceuticals, Inc.*	600	20,808
Lexicon Pharmaceuticals, Inc.*	8,826	8,031
Ligand Pharmaceuticals, Inc.*	844	44,909
MacroGenics, Inc.*	900	31,563
Merrimack Pharmaceuticals, Inc.*	3,500	39,550
Momenta Pharmaceuticals, Inc.*	1,882	22,659
Neuralstem, Inc.*	3,100	8,432
Newlink Genetics Corp.*	600	23,850
Novavax, Inc.*	9,929	58,879
NPS Pharmaceuticals, Inc.*	3,957	141,542
Omeros Corp.*	1,000	24,780
OncoMed Pharmaceuticals, Inc.*	600	13,056
Oncothyreon, Inc.*	3,300	6,270
Organovo Holdings, Inc.*	2,700	19,575
OvaScience, Inc.*	600	26,532
Oxford ImmunoteC Global PLC*	200	2,724
Pacific Biosciences of California, Inc.*	2,400	18,816
PDL BioPharma, Inc.	6,217	47,933
Peregrine Pharmaceuticals, Inc.*	5,800	8,062
Prothena Corp. PLC*	900	18,684
PTC Therapeutics, Inc.*	900	46,593
Puma Biotechnology, Inc.*	900	170,343
Repligen Corp.*	1,300	25,740
Retrophin, Inc.*	700	8,568
Rigel Pharmaceuticals, Inc.*	2,690	6,106
RTI Surgical, Inc.*	2,035	10,582

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Biotechnology— (continued)
Sage Therapeutics, Inc.*	300	$10,980
Sangamo Biosciences, Inc.*	2,403	36,550
Sequenom, Inc.*	5,097	18,859
Spectrum Pharmaceuticals, Inc.*	2,414	16,729
Stemline Therapeutics, Inc.*	400	6,824
Sunesis Pharmaceuticals, Inc.*	1,400	3,570
The Medicines Co.*	2,392	66,187
Theravance Biopharma, Inc.*	1,000	14,920
Theravance, Inc.	3,200	45,280
Ultragenyx Pharmaceutical, Inc.*	300	13,164
Verastem, Inc.*	600	5,484
Versartis, Inc.*	200	4,490
XOMA Corp.*	3,600	12,924
ZIOPHARM Oncology, Inc.*	3,700	18,759

		2,014,844

Building Materials — 1.2%
AAON, Inc.	1,585	35,488
Apogee Enterprises, Inc.	1,043	44,192
Boise Cascade Co.*	1,600	59,440
Builders FirstSource, Inc.*	2,173	14,929
Comfort Systems USA, Inc.	1,227	21,006
Continental Building Products, Inc.*	700	12,411
Drew Industries, Inc.*	991	50,610
Gibraltar Industries, Inc.*	1,101	17,902
Griffon Corp.	1,256	16,705
Headwaters, Inc.*	2,880	43,171
Louisiana-Pacific Corp.*	5,394	89,325
LSI Industries, Inc.	1,314	8,922
Masonite International Corp.*	1,200	73,752
NCI Building Systems, Inc.*	1,264	23,409
Nortek, Inc.*	400	32,532
Patrick Industries, Inc.*	300	13,194
PGT, Inc.*	1,700	16,371
Ply Gem Holdings, Inc.*	600	8,388
Quanex Building Products Corp.	1,425	26,762
Simpson Manufacturing Co., Inc.	1,685	58,301
Stock Building Supply Holdings, Inc.*	300	4,596
Trex Co., Inc.*	1,262	53,736
Universal Forest Products, Inc.	783	41,656
US Concrete, Inc.*	600	17,070

		783,868

Chemicals — 2.0%
A. Schulman, Inc.	1,188	48,150
Aceto Corp.	1,042	22,611
American Vanguard Corp.	1,078	12,526
Axiall Corp.	2,800	118,916
Balchem Corp.	1,205	80,301
Chemtura Corp.*	2,914	72,063
Ferro Corp.*	2,638	34,189
H.B. Fuller Co.	1,980	88,169
Hawkins, Inc.	449	19,455
Innophos Holdings, Inc.	796	46,526
Innospec, Inc.	900	38,430
Intrepid Potash, Inc.*	2,100	29,148

	Number of Shares	Value†

Chemicals — (continued)
KMG Chemicals, Inc.	200	$4,000
Kraton Performance Polymers, Inc.*	1,241	25,800
Kronos Worldwide, Inc.	900	11,718
Landec Corp.*	1,218	16,821
Minerals Technologies, Inc.	1,328	92,230
Oil-Dri Corp. of America	97	3,165
Olin Corp.	3,092	70,405
OM Group, Inc.	1,254	37,369
OMNOVA Solutions, Inc.*	2,368	19,276
PolyOne Corp.	3,555	134,770
Quaker Chemical Corp.	511	47,032
Rentech, Inc.*	7,187	9,056
Sensient Technologies Corp.	1,974	119,111
Stepan Co.	708	28,377
Tronox Ltd., Class A	2,400	57,312
Zep, Inc.	1,092	16,544

		1,303,470

Coal — 0.2%
Alpha Natural Resources, Inc.*	8,300	13,861
Arch Coal, Inc.	7,900	14,062
Cloud Peak Energy, Inc.*	2,600	23,868
SunCoke Energy, Inc.	2,341	45,275
Walter Energy, Inc.	2,400	3,312
Westmoreland Coal Co.*	600	19,926

		120,304

Commercial Services — 5.5%
ABM Industries, Inc.	2,139	61,282
Acacia Research Corp.	1,880	31,847
Albany Molecular Research, Inc.*	900	14,652
American Public Education, Inc.*	755	27,837
AMN Healthcare Services, Inc.*	1,909	37,416
ARC Document Solutions, Inc.*	1,436	14,676
Arrowhead Research Corp.*	2,100	15,498
Ascent Capital Group Inc., Class A*	531	28,106
Barrett Business Services, Inc.	342	9,371
Bridgepoint Education, Inc.*	480	5,434
Bright Horizons Family Solutions, Inc.*	1,200	56,412
Capella Education Co.	407	31,323
Cardtronics, Inc.*	1,763	68,017
Career Education Corp.*	2,300	16,008
Carriage Services, Inc.	600	12,570
CBIZ, Inc.*	1,340	11,470
CDI Corp.	741	13,123
Cenveo, Inc.*	1,299	2,728
Chemed Corp.	629	66,466
Civeo Corp.	3,700	15,207
Collectors Universe, Inc.	400	8,344
Convergys Corp.	3,983	81,134
CorVel Corp.*	462	17,196
CRA International, Inc.*	274	8,308
Cross Country Healthcare, Inc.*	1,084	13,528
Deluxe Corp.	1,907	118,711
Electro Rent Corp.	715	10,039
Ennis, Inc.	858	11,557

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Commercial Services — (continued)
Euronet Worldwide, Inc.*	1,955	$107,330
EVERTEC, Inc.	2,600	57,538
ExamWorks Group, Inc.*	1,300	54,067
ExlService Holdings, Inc.*	1,200	34,452
Forrester Research, Inc.	375	14,760
Franklin Covey Co.*	241	4,666
FTI Consulting, Inc.*	1,556	60,108
Global Cash Access Holdings, Inc.*	2,396	17,131
Grand Canyon Education, Inc.*	1,756	81,935
Great Lakes Dredge & Dock Corp.*	2,751	23,549
Green Dot Corp.*	1,400	28,686
H&E Equipment Services, Inc.	1,159	32,556
Healthcare Services Group, Inc.	2,680	82,892
Healthequity, Inc.*	600	15,270
Heartland Payment Systems, Inc.	1,469	79,253
Heidrick & Struggles International, Inc.	669	15,421
Hill International, Inc.*	1,500	5,760
HMS Holdings Corp.*	3,415	72,193
Huron Consulting Group, Inc.*	928	63,466
ICF International, Inc.*	748	30,653
Information Services Group, Inc.*	2,000	8,440
Insperity, Inc.	924	31,314
ITT Educational Services, Inc.*	900	8,649
K12, Inc.*	1,152	13,674
Kelly Services, Inc., Class A	1,014	17,258
Kforce, Inc.	1,086	26,205
Korn/Ferry International*	1,790	51,480
Landauer, Inc.	480	16,387
Liberty Tax, Inc.*	200	7,148
LifeLock, Inc.*	3,200	59,232
Matthews International Corp., Class A	1,205	58,647
MAXIMUS, Inc.	2,688	147,410
McGrath RentCorp	953	34,175
Medifast, Inc.*	331	11,105
MoneyGram International, Inc.*	878	7,981
Monro Muffler Brake, Inc.	1,237	71,499
Monster Worldwide, Inc.*	3,900	18,018
Multi-Color Corp.	567	31,423
National Research Corp.	687	9,611
Navigant Consulting, Inc.*	1,984	30,494
On Assignment, Inc.*	2,152	71,425
PAREXEL International Corp.*	2,199	122,176
Paylocity Holding Corp.*	300	7,833
Pendrell Corp.*	5,800	8,004
Performant Financial Corp.*	900	5,985
PHH Corp.*	1,989	47,656
PRGX Global, Inc.*	600	3,432
Quad/Graphics, Inc.	1,000	22,960
Rent-A-Center, Inc.	1,953	70,933
Resources Connection, Inc.	1,322	21,747
RPX Corp.*	2,100	28,938
ServiceSource International, Inc.*	2,400	11,232
Sotheby’s	2,341	101,084
SP Plus Corp.*	793	20,007
Steiner Leisure Ltd.*	543	25,092
Strayer Education, Inc.*	400	29,712

	Number of Shares	Value†

Commercial Services — (continued)
Team Health Holdings, Inc.*	2,772	$159,473
Team, Inc.*	792	32,044
TeleTech Holdings, Inc.*	707	16,742
The Advisory Board Co.*	1,350	66,123
The Brink’s Co.	2,010	49,064
The Corporate Executive Board Co.	1,269	92,041
The Hackett Group, Inc.	516	4,536
The Providence Service Corp.*	400	14,576
Tree.com, Inc.*	200	9,668
TriNet Group, Inc.*	700	21,896
TrueBlue, Inc.*	1,576	35,066
Universal Technical Institute, Inc.	525	5,166
Viad Corp.	771	20,555
Weight Watchers International, Inc.*	1,200	29,808
WEX, Inc.*	1,457	144,127
Xoom Corp.*	1,300	22,763

		3,671,960

Computers — 2.2%
A10 Networks, Inc.*	800	3,488
Agilysys, Inc.*	376	4,734
CACI International, Inc., Class A*	950	81,871
Carbonite, Inc.*	800	11,416
Ciber, Inc.*	3,557	12,627
Computer Task Group, Inc.	579	5,518
Cray, Inc.*	1,699	58,582
Datalink Corp.*	900	11,610
Digimarc Corp.	300	8,145
Dot Hill Systems Corp.*	2,700	11,934
Electronics for Imaging, Inc.*	1,824	78,122
iGATE Corp.*	1,457	57,522
Immersion Corp.*	842	7,974
Insight Enterprises, Inc.*	1,543	39,948
j2 Global, Inc.	1,874	116,188
LivePerson, Inc.*	1,925	27,143
Manhattan Associates, Inc.*	2,968	120,857
Maxwell Technologies, Inc.*	1,366	12,458
Mentor Graphics Corp.	3,876	84,962
Mercury Systems, Inc.*	1,036	14,421
MTS Systems Corp.	560	42,017
NetScout Systems, Inc.*	1,365	49,877
Nimble Storage, Inc.*	400	11,000
Qualys, Inc.*	700	26,425
Quantum Corp.*	8,761	15,419
RealD, Inc.*	1,608	18,974
Science Applications International Corp.	1,600	79,248
Silicon Graphics International Corp.*	1,366	15,545
Silver Spring Networks, Inc.*	1,500	12,645
Spansion, Inc., Class A*	2,200	75,284
Super Micro Computer, Inc.*	1,271	44,332
Sykes Enterprises, Inc.*	1,536	36,050
Synaptics, Inc.*	1,416	97,477
Syntel, Inc.*	1,160	52,177
The KEYW Holding Corp.*	1,300	13,494
Unisys Corp.*	2,124	62,616
Varonis Systems, Inc.*	300	9,849

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Computers — (continued)
Violin Memory, Inc.*	3,500	$16,765
Virtusa Corp.*	889	37,045
Vocera Communications, Inc.*	800	8,336

		1,494,095

Cosmetics & Personal Care — 0.1%
Elizabeth Arden, Inc.*	760	16,256
Inter Parfums, Inc.	624	17,129
Revlon, Inc., Class A*	570	19,471

		52,856

Distribution & Wholesale — 1.0%
Beacon Roofing Supply, Inc.*	1,981	55,072
Core-Mark Holding Co., Inc.	882	54,622
Houston Wire & Cable Co.	969	11,580
MWI Veterinary Supply, Inc.*	426	72,382
Owens & Minor, Inc.	2,476	86,932
Pool Corp.	1,776	112,669
Rentrak Corp.*	365	26,579
ScanSource, Inc.*	1,181	47,429
Speed Commerce, Inc.*	2,800	8,652
Titan Machinery, Inc.*	523	7,291
United Stationers, Inc.	1,519	64,041
Watsco, Inc.	1,038	111,066

		658,315

Diversified Financial Services — 2.7%
Aircastle Ltd.	2,576	55,049
Altisource Portfolio Solutions SA*	500	16,895
Ashford, Inc.*	26	2,444
BGC Partners, Inc., Class A	6,907	63,199
Blackhawk Network Holdings, Inc.*	500	19,400
Blackhawk Network Holdings, Inc., Class B*	1,500	56,535
Calamos Asset Management, Inc., Class A	469	6,247
Cohen & Steers, Inc.	817	34,379
Consumer Portfolio Services, Inc.*	1,100	8,096
Cowen Group, Inc., Class A*	5,390	25,872
Credit Acceptance Corp.*	220	30,010
Diamond Hill Investment Group, Inc.	50	6,902
Ellie Mae, Inc.*	1,200	48,384
Encore Capital Group, Inc.*	997	44,267
Enova International, Inc.*	1,029	22,906
Evercore Partners, Inc., Class A	1,222	63,996
FBR & Co.*	277	6,811
Federal Agricultural Mortgage Corp., Class C	300	9,102
Financial Engines, Inc.	1,900	69,445
FXCM, Inc.	2,000	33,140
Gain Capital Holdings, Inc.	800	7,216
GAMCO Investors, Inc., Class A	262	23,302
GFI Group, Inc.	2,924	15,936
Greenhill & Co., Inc.	1,100	47,960
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	600	8,538
Higher One Holdings, Inc.*	1,500	6,315
INTL. FCstone, Inc.*	793	16,312
Investment Technology Group, Inc.*	1,500	31,230

	Number of Shares	Value†

Diversified Financial Services — (continued)
J.G. Wentworth Company, Class A*	400	$4,264
Janus Capital Group, Inc.	5,600	90,328
KCG Holdings, Inc.*	2,175	25,339
Ladder Capital Corp.Class A*	600	11,766
Ladenburg Thalmann Financial Services, Inc.*	4,000	15,800
Manning & Napier, Inc.	300	4,146
MarketAxess Holdings, Inc.	1,499	107,493
Marlin Business Services Corp.	200	4,106
Moelis & Co., Class A	300	10,479
Nelnet, Inc., Class A	799	37,018
NewStar Financial, Inc.*	1,300	16,640
Nicholas Financial, Inc.*	300	4,470
Om Asset Management PLC*	900	14,616
Oppenheimer Holdings, Inc., Class A	238	5,534
Outerwall, Inc.*	750	56,415
PennyMac Financial Service, Class A*	500	8,650
Piper Jaffray Cos.*	687	39,908
PRA Group, Inc.*	1,948	112,848
Pzena Investment Management, Inc., Class A	130	1,230
RCS Capital Corp.	500	6,120
Regional Management Corp.*	200	3,162
Springleaf Holdings, Inc.*	900	32,553
Stifel Financial Corp.*	2,506	127,856
Stonegate Mortgage Corp.*	300	3,588
SWS Group, Inc.*	768	5,307
Teton Advisors, Inc., Class B~	2	104
Virtus Investment Partners, Inc.	272	46,373
Wageworks, Inc.*	1,400	90,398
Walter Investment Management Corp.*	1,353	22,338
Westwood Holdings Group, Inc.	311	19,226
WisdomTree Investments, Inc.	3,800	59,565
World Acceptance Corp.*	362	28,761

		1,796,289

Electric — 2.1%
ALLETE, Inc.	1,651	91,036
Ameresco, Inc., Class A*	1,100	7,700
Atlantic Power Corp.	4,127	11,184
Avista Corp.	2,239	79,149
Black Hills Corp.	1,748	92,714
Cleco Corp.	2,371	129,314
Dynegy, Inc.*	4,800	145,680
El Paso Electric Co.	1,577	63,175
Empire District Electric Co.	1,719	51,123
EnerNOC, Inc.*	1,300	20,085
IDACORP, Inc.	2,001	132,446
MGE Energy, Inc.	1,342	61,209
NorthWestern Corp.	1,780	100,713
NRG Yield, Inc., Class A	1,000	47,140
Ormat Technologies, Inc.	700	19,026
Otter Tail Corp.	1,292	40,000
PNM Resources, Inc.	2,910	86,223
Portland General Electric Co.	2,956	111,826
UIL Holdings Corp.	2,191	95,396
Unitil Corp.	663	24,312

		1,409,451

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electrical Components & Equipment — 1.0%
Advanced Energy Industries, Inc.*	1,393	$33,014
Belden, Inc.	1,655	130,430
Capstone Turbine Corp.*	13,500	9,981
Encore Wire Corp.	771	28,781
EnerSys, Inc.	1,823	112,516
Generac Holdings, Inc.*	2,649	123,867
General Cable Corp.	1,900	28,310
GrafTech International Ltd.*	4,400	22,264
Graham Corp.	466	13,407
Insteel Industries, Inc.	691	16,294
Littelfuse, Inc.	878	84,876
Powell Industries, Inc.	429	21,051
PowerSecure International, Inc.*	800	9,320
Revolution Lighting Technologies, Inc.*	2,200	2,970
Universal Display Corp.*	1,549	42,985
Vicor Corp.*	422	5,106

		685,172

Electronics — 2.2%
American Science & Engineering, Inc.	278	14,428
Analogic Corp.	507	42,897
Applied Optoelectronics, Inc.*	700	7,854
Badger Meter, Inc.	459	27,242
Bel Fuse, Inc., Class B	269	7,354
Benchmark Electronics, Inc.*	2,077	52,839
Brady Corp., Class A	1,857	50,770
Checkpoint Systems, Inc.*	1,545	21,213
Coherent, Inc.*	973	59,081
Control4 Corp.*	400	6,148
CTS Corp.	1,263	22,519
Cui Global, Inc.*	700	5,215
Electro Scientific Industries, Inc.	693	5,378
ESCO Technologies, Inc.	1,034	38,155
FARO Technologies, Inc.*	620	38,862
FEI Co.	1,646	148,716
Fluidigm Corp.*	1,100	37,103
II-VI, Inc.*	2,056	28,064
InvenSense, Inc.*	2,800	45,528
Itron, Inc.*	1,500	63,435
Kemet Corp.*	1,100	4,620
Kimball Electronics, Inc.*	933	11,215
Mesa Laboratories, Inc.	100	7,731
Methode Electronics, Inc.	1,460	53,305
Multi-Fineline Electronix, Inc.*	152	1,707
Newport Corp.*	1,463	27,958
NVE Corp.*	209	14,795
OSI Systems, Inc.*	757	53,573
Park Electrochemical Corp.	833	20,767
Plexus Corp.*	1,403	57,818
Rofin-Sinar Technologies, Inc.*	1,186	34,121
Rogers Corp.*	660	53,750
Sanmina Corp.*	3,326	78,261
Sparton Corp.*	400	11,336
Stoneridge, Inc.*	1,473	18,943
TASER International, Inc.*	2,011	53,251
TTM Technologies, Inc.*	2,359	17,763

	Number of Shares	Value†

Electronics — (continued)
Viasystems Group, Inc.*	100	$1,628
Vishay Precision Group, Inc.*	300	5,148
Watts Water Technologies, Inc., Class A	1,117	70,862
Woodward, Inc.	2,523	124,207

		1,445,560

Energy-Alternate Sources — 0.4%
Abengoa Yield PLC	1,200	32,784
Amyris, Inc.*	400	824
Clean Energy Fuels Corp.*	2,900	14,486
Enphase Energy, Inc.*	400	5,716
FuelCell Energy, Inc.*	6,981	10,751
FutureFuel Corp.	1,100	14,322
Green Plains, Inc.	1,467	36,352
Pacific Ethanol, Inc.*	900	9,297
Pattern Energy Group, Inc.	1,600	39,456
Plug Power, Inc.*	6,800	20,400
Renewable Energy Group, Inc.*	900	8,739
REX American Resources Corp.*	192	11,898
Solazyme, Inc.*	3,100	7,998
Terraform Power, Inc., Class A	1,000	30,880

		243,903

Engineering & Construction — 0.8%
Aegion Corp.*	1,555	28,938
Argan, Inc.	536	18,031
Dycom Industries, Inc.*	1,453	50,986
EMCOR Group, Inc.	2,663	118,477
Engility Holdings, Inc.*	700	29,960
Exponent, Inc.	520	42,900
Granite Construction, Inc.	1,444	54,901
Layne Christensen Co.*	926	8,834
MasTec, Inc.*	2,464	55,711
McDermott International, Inc.*	9,300	27,063
Mistras Group, Inc.*	800	14,664
MYR Group, Inc.*	983	26,934
Orion Marine Group, Inc.*	1,137	12,564
Sterling Construction Co., Inc.*	353	2,256
Tutor Perini Corp.*	1,397	33,626
VSE Corp.	104	6,853

		532,698

Entertainment — 0.8%
AMC Entertainment Holdings, Inc., Class A	800	20,944
Carmike Cinemas, Inc.*	800	21,016
Churchill Downs, Inc.	520	49,556
Eros International PLC*	900	19,044
International Speedway Corp.	1,100	34,815
Isle of Capri Casinos, Inc.*	841	7,039
Marriott Vacations Worldwide Corp.	1,000	74,540
National CineMedia, Inc.	2,374	34,114
Penn National Gaming, Inc.*	3,200	43,936
Pinnacle Entertainment, Inc.*	2,182	48,550
Reading International, Inc., Class A*	700	9,282
Scientific Games Corp., Class A*	1,900	24,187
SFX Entertainment, Inc.*	1,500	6,795

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Entertainment — (continued)
Speedway Motorsports, Inc.	316	$6,911
Vail Resorts, Inc.	1,346	122,661

		523,390

Environmental Control — 0.6%
Advanced Emissions Solutions, Inc.*	800	18,232
Calgon Carbon Corp.*	2,162	44,926
Casella Waste Systems, Inc., Class A*	2,300	9,292
Ceco Environmental Corp.	709	11,018
Darling Ingredients, Inc.*	6,467	117,441
Energy Recovery, Inc.*	1,918	10,108
Heritage-Crystal Clean, Inc.*	200	2,466
MSA Safety, Inc.	1,221	64,823
Nuverra Environmental Solutions, Inc.*	441	2,447
Tetra Tech, Inc.	2,364	63,119
U.S. Ecology, Inc.	742	29,769

		373,641

Food — 2.0%
B&G Foods, Inc.	2,172	64,943
Boulder Brands, Inc.*	2,579	28,524
Cal-Maine Foods, Inc.	1,246	48,631
Calavo Growers, Inc.	451	21,332
Chiquita Brands International, Inc.*	1,824	26,375
Dean Foods Co.	3,700	71,706
Diamond Foods, Inc.*	776	21,907
Fairway Group Holdings Corp.*	600	1,890
Fresh Del Monte Produce, Inc.	1,216	40,797
Ingles Markets, Inc., Class A	604	22,402
Inventure Foods, Inc.*	500	6,370
J&J Snack Foods Corp.	532	57,866
John B. Sanfilippo & Son, Inc.	400	18,200
Lancaster Colony Corp.	672	62,926
Lifeway Foods, Inc.*	87	1,612
NutriSystem, Inc.	1,037	20,273
Post Holdings, Inc.*	1,700	71,213
Sanderson Farms, Inc.	934	78,479
Seaboard Corp.*	11	46,178
Seneca Foods Corp., Class A*	211	5,703
Senomyx, Inc.*	1,800	10,818
Snyder’s-Lance, Inc.	1,879	57,404
SpartanNash Co.	1,530	39,994
SUPERVALU, Inc.*	7,700	74,690
The Chefs’ Warehouse Holdings, Inc.*	750	17,280
The Fresh Market, Inc.*	1,700	70,040
Tootsie Roll Industries, Inc.	811	24,857
TreeHouse Foods, Inc.*	1,614	138,045
United Natural Foods, Inc.*	1,900	146,918
Village Super Market, Inc., Class A	268	7,335
Weis Markets, Inc.	466	22,284

		1,326,992

Forest Products & Paper — 0.6%
Clearwater Paper Corp.*	778	53,332
Deltic Timber Corp.	392	26,813
KapStone Paper and Packaging Corp.	3,240	94,964

	Number of Shares	Value†

Forest Products & Paper — (continued)
Neenah Paper, Inc.	574	$34,595
Orchids Paper Products Co.	400	11,644
P.H. Glatfelter Co.	1,659	42,421
Resolute Forest Products*	2,700	47,547
Schweitzer-Mauduit International, Inc.	1,176	49,745
Wausau Paper Corp.	1,781	20,250

		381,311

Gas — 1.2%
Chesapeake Utilities Corp.	535	26,568
New Jersey Resources Corp.	1,632	99,879
Northwest Natural Gas Co.	1,050	52,395
One Gas, Inc.	2,000	82,440
Piedmont Natural Gas Co., Inc.	3,051	120,240
South Jersey Industries, Inc.	1,340	78,966
Southwest Gas Corp.	1,794	110,887
The Laclede Group, Inc.	1,656	88,099
WGL Holdings, Inc.	1,994	108,912

		768,386

Hand & Machine Tools — 0.1%
Franklin Electric Co., Inc.	1,970	73,934

Healthcare Products — 3.8%
Abaxis, Inc.	829	47,112
ABIOMED, Inc.*	1,489	56,671
Accelerate Diagnostics, Inc.*	951	18,250
Accuray, Inc.*	2,738	20,672
Affymetrix, Inc.*	2,371	23,402
AngioDynamics, Inc.*	958	18,212
AtriCure, Inc.*	1,200	23,952
Atrion Corp.	37	12,580
BioTelemetry, Inc.*	800	8,024
Cantel Medical Corp.	1,275	55,157
Cardiovascular Systems, Inc.*	1,200	36,096
Cepheid, Inc.*	2,680	145,095
Cerus Corp.*	3,600	22,464
Cimpress NV*	1,300	97,292
CONMED Corp.	1,003	45,095
CryoLife, Inc.	1,399	15,851
Cyberonics, Inc.*	1,032	57,462
Cynosure, Inc., Class A*	694	19,030
DexCom, Inc.*	2,942	161,957
Endologix, Inc.*	2,298	35,136
Exactech, Inc.*	209	4,926
GenMark Diagnostics, Inc.*	1,200	16,332
Genomic Health, Inc.*	509	16,273
Globus Medical, Inc.*	2,600	61,802
Greatbatch, Inc.*	993	48,955
Haemonetics Corp.*	1,946	72,819
Hanger, Inc.*	1,408	30,835
HeartWare International, Inc.*	689	50,593
ICU Medical, Inc.*	479	39,230
Insulet Corp.*	2,146	98,845
Integra LifeSciences Holdings Corp.*	1,026	55,640
Invacare Corp.	1,190	19,944

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Healthcare Products — (continued)
K2M Group Holdings, Inc.*	300	$6,261
LDR Holding Corp.*	700	22,946
Luminex Corp.*	1,353	25,382
Masimo Corp.*	1,904	50,151
Merge Healthcare, Inc.*	1,657	5,899
Meridian Bioscience, Inc.	1,760	28,970
Merit Medical Systems, Inc.*	1,875	32,494
MiMedx Group, Inc.*	3,200	36,896
Nanostring Technologies, Inc.*	600	8,358
Natus Medical, Inc.*	1,175	42,347
Navidea Biopharmaceuticals, Inc.*	6,000	11,340
NuVasive, Inc.*	1,706	80,455
NxStage Medical, Inc.*	2,284	40,952
OraSure Technologies, Inc.*	2,201	22,318
Orthofix International N.V.*	671	20,170
PhotoMedex, Inc.*	700	1,071
Quidel Corp.*	1,051	30,395
Rockwell Medical, Inc.*	1,800	18,504
Spectranetics Corp.*	1,465	50,660
STAAR Surgical Co.*	1,400	12,754
STERIS Corp.	2,332	151,230
SurModics, Inc.*	373	8,243
Symmetry Surgical, Inc.*	436	3,396
Tandem Diabetes Care, Inc.*	400	5,080
The Female Health Co.	904	3,544
Thoratec Corp.*	2,200	71,412
Tornier N.V.*	1,200	30,600
Unilife Corp.*	3,410	11,424
Utah Medical Products, Inc.	200	12,010
Vascular Solutions, Inc.*	483	13,118
Volcano Corp.*	1,964	35,116
West Pharmaceutical Services, Inc.	2,678	142,577
Wright Medical Group, Inc.*	1,861	50,005
Zeltiq Aesthetics, Inc.*	1,100	30,701

		2,552,483

Healthcare Services — 1.8%
Acadia Healthcare Co., Inc.*	1,700	104,057
Addus Homecare Corp.*	400	9,708
Adeptus Health, Inc., Class A*	100	3,740
Air Methods Corp.*	1,487	65,473
Alliance Healthcare Services, Inc.*	200	4,198
Almost Family, Inc.*	177	5,124
Amedisys, Inc.*	1,006	29,526
Amsurg Corp.*	1,623	88,827
Bio-Reference Labs, Inc.*	1,007	32,355
Capital Senior Living Corp.*	1,036	25,807
Catalent, Inc.*	2,000	55,760
Five Star Quality Care, Inc.*	2,500	10,375
Gentiva Health Services, Inc.*	1,123	21,393
HealthSouth Corp.	3,436	132,149
Healthways, Inc.*	1,258	25,009
IPC The Hospitalist Co., Inc.*	647	29,691
Kindred Healthcare, Inc.	2,486	45,195
LHC Group, Inc.*	382	11,911
Magellan Health Services, Inc.*	1,041	62,491

	Number of Shares	Value†

Healthcare Services — (continued)
Molina Healthcare, Inc.*	1,168	$62,523
National Healthcare Corp.	406	25,513
NeoStem, Inc.*	1,400	5,278
RadNet, Inc.*	1,500	12,810
Select Medical Holdings Corp.	3,100	44,640
Skilled Healthcare Group, Inc., Class A*	561	4,808
Surgical Care Affiliates, Inc.*	400	13,460
The Ensign Group, Inc.	740	32,849
Triple-S Management Corp., Class B*	791	18,913
U.S. Physical Therapy, Inc.	591	24,798
Universal American Corp.*	1,780	16,518
WellCare Health Plans, Inc.*	1,726	141,635

		1,166,534

Holding Companies — 0.1%
FCB Financial Holdings Inc*	500	12,320
Harbinger Group, Inc.*	3,375	47,790
National Bank Holdings Corp.	1,400	27,174
Resource America, Inc., Class A	1,000	9,040

		96,324

Home Builders — 0.8%
Beazer Homes USA, Inc.*	924	17,889
Cavco Industries, Inc.*	369	29,251
Hovnanian Enterprises, Inc., Class A*	4,810	19,865
Installed Building Products, Inc.*	600	10,692
KB Home	3,400	56,270
LGI Homes, Inc.*	400	5,968
M/I Homes, Inc.*	836	19,194
MDC Holdings, Inc.	1,500	39,705
Meritage Homes Corp.*	1,490	53,625
Standard Pacific Corp.*	5,590	40,751
The New Home Co., Inc.*	600	8,688
The Ryland Group, Inc.	1,746	67,326
TRI Pointe Homes, Inc.*	5,700	86,925
UCP, Inc., Class A*	500	5,250
WCI Communities, Inc.*	400	7,832
William Lyon Homes, Class A*	600	12,162
Winnebago Industries, Inc.	1,122	24,415

		505,808

Home Furnishings — 0.5%
American Woodmark Corp.*	369	14,923
Daktronics, Inc.	1,209	15,125
DTS, Inc.*	703	21,617
Ethan Allen Interiors, Inc.	1,028	31,837
Flexsteel Industries, Inc.	200	6,450
iRobot Corp.*	1,082	37,567
Kimball International, Inc., Class B	1,244	11,345
La-Z-Boy, Inc.	1,962	52,660
Norcraft Cos, Inc.*	500	9,650
Select Comfort Corp.*	2,072	56,006
Skullcandy, Inc.*	407	3,740
TiVo, Inc.*	3,955	46,827
Universal Electronics, Inc.*	600	39,018

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Home Furnishings — (continued)
VOXX International Corp.*	825	$7,227

		353,992

Hotels & Resorts — 0.1%
Caesars Entertainment Corp.*	2,000	31,380
La Quinta Holdings Inc*	1,800	39,708

		71,088

Household Products & Wares — 0.4%
ACCO Brands Corp.*	4,393	39,581
Central Garden & Pet Co., Class A*	1,202	11,479
CSS Industries, Inc.	212	5,860
Helen of Troy Ltd.*	1,095	71,241
Prestige Brands Holdings, Inc.*	1,972	68,468
Tumi Holdings, Inc.*	1,800	42,714
WD-40 Co.	546	46,453

		285,796

Housewares — 0.0%
Libbey, Inc.*	800	25,152
Lifetime Brands, Inc.	200	3,440

		28,592

Insurance — 3.1%
Ambac Financial Group, Inc.*	1,700	41,650
American Equity Investment Life Holding Co.	2,876	83,950
AMERISAFE, Inc.	708	29,991
AmTrust Financial Services, Inc.	1,067	60,019
Argo Group International Holdings Ltd.	1,041	57,744
Atlas Financial Holdings, Inc.*	400	6,528
Baldwin & Lyons, Inc., Class B	325	8,378
Citizens, Inc.*	1,466	11,142
CNO Financial Group, Inc.	7,993	137,639
Crawford & Co., Class B	1,538	15,811
Donegal Group, Inc., Class A	283	4,522
eHealth, Inc.*	720	17,942
EMC Insurance Group, Inc.	100	3,546
Employers Holdings, Inc.	1,282	30,140
Enstar Group Ltd.*	274	41,892
Essent Group Ltd.*	1,700	43,707
FBL Financial Group, Inc., Class A	327	18,976
Federated National Holding Co.	500	12,080
Fidelity & Guaranty Life	500	12,135
First American Financial Corp.	4,173	141,465
Global Indemnity PLC*	383	10,866
Greenlight Capital Re, Ltd., Class A*	1,128	36,829
Hallmark Financial Services, Inc.*	255	3,083
HCI Group, Inc.	300	12,972
Hilltop Holdings, Inc.*	2,792	55,700
Horace Mann Educators Corp.	1,509	50,069
Infinity Property & Casualty Corp.	420	32,449
Kansas City Life Insurance Co.	73	3,506
Kemper Corp.	1,800	64,998
Maiden Holdings Ltd.	2,268	29,008
Meadowbrook Insurance Group, Inc.	1,518	12,842
MGIC Investment Corp.*	12,827	119,548

	Number of Shares	Value†

Insurance — (continued)
Montpelier Re Holdings Ltd.	1,507	$53,981
National General Holdings Corp.	1,500	27,915
National Interstate Corp.	402	11,980
National Western Life Insurance Co., Class A	52	14,001
NMI Holdings, Inc., Class A*	2,100	19,173
OneBeacon Insurance Group Ltd., Class A	1,100	17,820
Platinum Underwriters Holdings Ltd.	956	70,190
Primerica, Inc.	2,100	113,946
Radian Group, Inc.	7,603	127,122
RLI Corp.	1,722	85,067
Safety Insurance Group, Inc.	482	30,853
Selective Insurance Group, Inc.	2,175	59,095
State Auto Financial Corp.	776	17,243
Stewart Information Services Corp.	808	29,928
Symetra Financial Corp.	2,900	66,845
The Navigators Group, Inc.*	395	28,969
The Phoenix Cos., Inc.*	146	10,055
Third Point Reinsurance Ltd.*	2,300	33,327
United Fire Group, Inc.	680	20,216
United Insurance Holdings Corp.	800	17,560
Universal Insurance Holdings, Inc.	1,251	25,583

		2,091,996

Internet — 2.3%
1-800-Flowers.com, Inc., Class A*	737	6,073
Angie’s List, Inc.*	1,600	9,968
Bankrate, Inc.*	2,723	33,847
Barracuda Networks, Inc.*	200	7,168
Bazaarvoice, Inc.*	1,900	15,276
Blucora, Inc.*	1,496	20,720
Blue Nile, Inc.*	439	15,808
Boingo Wireless, Inc.*	900	6,903
Brightcove, Inc.*	1,200	9,336
BroadSoft, Inc.*	1,261	36,594
ChannelAdvisor Corp.*	900	19,422
Chegg, Inc.*	3,100	21,421
Cinedigm Corp., Class A*	2,500	4,050
Cogent Communications Group, Inc.	1,819	64,374
comScore, Inc.*	1,359	63,098
Constant Contact, Inc.*	1,165	42,756
Coupons.com, Inc.*	500	8,875
Covisint Corp.*	1,206	3,196
Dealertrack Technologies, Inc.*	2,096	92,874
Dice Holdings, Inc.*	1,163	11,642
Endurance International Group Holdings, Inc.*	1,400	25,802
ePlus, Inc.*	174	13,170
FTD Cos, Inc.*	818	28,483
Global Eagle Entertainment, Inc.*	1,500	20,415
Global Sources Ltd.*	316	2,010
GrubHub, Inc.*	400	14,528
HealthStream, Inc.*	900	26,532
Internap Corp.*	1,921	15,291
IntraLinks Holdings, Inc.*	1,700	20,230
Limelight Networks, Inc.*	1,172	3,246
Lionbridge Technologies, Inc.*	2,243	12,897
Liquidity Services, Inc.*	1,035	8,456

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Internet — (continued)
Marketo, Inc.*	1,100	$35,992
ModusLink Global Solutions, Inc.*	945	3,544
New Media Investment Group, Inc.	1,300	30,719
NIC, Inc.	2,629	47,296
Orbitz Worldwide, Inc.*	1,476	12,147
Overstock.com, Inc.*	571	13,858
Perficient, Inc.*	1,245	23,194
Q2 Holdings, Inc.*	600	11,304
QuinStreet, Inc.*	1,815	11,017
ReachLocal, Inc.*	200	688
RealNetworks, Inc.*	515	3,626
Reis, Inc.	400	10,468
RetailMeNot, Inc.*	1,300	19,006
Rightside Group Ltd.*	260	1,747
RingCentral, Inc., Class A*	1,200	17,904
Safeguard Scientifics, Inc.*	1,050	20,811
Sapient Corp.*	4,452	110,766
Shutterfly, Inc.*	1,590	66,295
Shutterstock, Inc.*	600	41,460
SPS Commerce, Inc.*	700	39,641
Stamps.com, Inc.*	462	22,171
TechTarget, Inc.*	500	5,685
TeleCommunication Systems, Inc., Class A*	1,400	4,368
Textura Corp.*	800	22,776
Travelzoo, Inc.*	311	3,925
Truecar, Inc.*	200	4,580
Trulia, Inc.*	1,486	68,401
Unwired Planet, Inc.*	1,950	1,950
VASCO Data Security International, Inc.*	1,028	29,000
VirnetX Holding Corp.*	1,583	8,691
Wayfair, Inc., Class A*	500	9,925
Web.com Group, Inc.*	2,000	37,980
WebMD Health Corp.*	1,486	58,771
Wix.com Ltd.*	300	6,300
XO Group, Inc.*	859	15,642
Zendesk, Inc.*	400	9,748
Zix Corp.*	3,548	12,773

		1,528,630

Investment Companies — 0.1%
Arlington Asset Investment Corp., Class A	900	23,949
Caesars Acquisition Co., Class A*	1,900	19,589

		43,538

Iron & Steel — 0.2%
AK Steel Holding Corp.*	7,200	42,768
Commercial Metals Co.	4,700	76,563
Ryerson Holding Corp.*	800	7,944
Schnitzer Steel Industries, Inc., Class A	900	20,304
Shiloh Industries, Inc.*	400	6,292
Universal Stainless & Alloy Products, Inc.*	333	8,375

		162,246

Leisure Time — 0.7%
Arctic Cat, Inc.	444	15,762
Black Diamond, Inc.*	1,300	11,375

	Number of Shares	Value†

Leisure Time — (continued)
Brunswick Corp.	3,468	$177,770
Callaway Golf Co.	2,746	21,144
ClubCorp Holdings, Inc.	800	14,344
Diamond Resorts International, Inc.*	1,400	39,060
Escalade, Inc.	600	9,054
Fox Factory Holding Corp.*	500	8,115
Interval Leisure Group, Inc.	1,416	29,580
Johnson Outdoors, Inc.	200	6,240
Life Time Fitness, Inc.*	1,559	88,271
Malibu Boats, Inc., Class A*	500	9,635
Marine Products Corp.	160	1,350
Nautilus, Inc.*	1,300	19,734
Travelport Worldwide Ltd.	1,200	21,600

		473,034

Lodging — 0.1%
Boyd Gaming Corp.*	3,000	38,340
Intrawest Resorts Holdings, Inc.*	200	2,388
Monarch Casino & Resort, Inc.*	185	3,069
Morgans Hotel Group Co.*	1,494	11,713
The Marcus Corp.	933	17,270

		72,780

Machinery — Construction & Mining — 0.1%
Astec Industries, Inc.	698	27,438
Hyster-Yale Materials Handling, Inc.	444	32,501

		59,939

Machinery — Diversified — 0.9%
Alamo Group, Inc.	317	15,356
Albany International Corp., Class A	1,132	43,005
Altra Industrial Motion Corp.	1,003	28,475
Applied Industrial Technologies, Inc.	1,582	72,123
Briggs & Stratton Corp.	1,936	39,533
Chart Industries, Inc.*	1,177	40,254
Cognex Corp.*	3,314	136,968
Columbus McKinnon Corp.	685	19,207
DXP Enterprises, Inc.*	522	26,377
Global Power Equipment Group, Inc.	900	12,429
Hurco Cos., Inc.	200	6,818
Intevac, Inc.*	800	6,216
Kadant, Inc.	499	21,302
Lindsay Corp.	453	38,840
Manitex International, Inc.*	500	6,355
NACCO Industries, Inc., Class A	222	13,178
Power Solutions International, Inc.*	100	5,161
Tennant Co.	736	53,117
The ExOne Co.*	500	8,400
The Gorman-Rupp Co.	751	24,122
Twin Disc, Inc.	235	4,667
Xerium Technologies, Inc.*	400	6,312

		628,215

Media — 1.1%
A.H. Belo Corp., Class A	1,100	11,418
Central European Media Enterprises Ltd., Class A*	3,100	9,951

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Media — (continued)
Crown Media Holdings, Inc., Class A*	217	$768
Cumulus Media, Inc., Class A*	5,200	21,996
Daily Journal Corp.*	2	526
Demand Media, Inc.*	260	1,591
Dex Media, Inc.*	700	6,279
E.W. Scripps Co., Class A*	1,206	26,954
Entercom Communications Corp., Class A*	700	8,512
Entravision Communications Corp., Class A	2,800	18,144
Gray Television, Inc.*	2,000	22,400
Hemisphere Media Group, Inc.*	600	8,094
Houghton Mifflin Harcourt Co.*	4,300	89,053
Journal Communications, Inc., Class A*	1,784	20,391
Lee Enterprises, Inc.*	1,700	6,256
Martha Stewart Living Omnimedia, Inc., Class A*	562	2,422
Media General, Inc.*	2,200	36,806
Meredith Corp.	1,300	70,616
Nexstar Broadcasting Group, Class A	1,100	56,969
Saga Communications, Inc.	133	5,783
Scholastic Corp.	956	34,818
Sinclair Broadcast Group, Inc., Class A	2,817	77,073
The McClatchy Co., Class A*	2,400	7,968
The New York Times Co., Class A	5,321	70,344
Time, Inc.	4,300	105,823
World Wrestling Entertainment, Inc., Class A	1,314	16,215

		737,170

Metal Fabricate/Hardware — 0.9%
A.M. Castle & Co.*	435	3,471
Advanced Drainage Systems, Inc.	700	16,086
Ampco-Pittsburgh Corp.	214	4,120
CIRCOR International, Inc.	735	44,306
Dynamic Materials Corp.	690	11,054
Furmanite Corp.*	1,354	10,588
Global Brass & Copper Holdings, Inc.	600	7,896
Haynes International, Inc.	564	27,354
L.B. Foster Co., Class A	366	17,777
Mueller Industries, Inc.	2,188	74,698
Mueller Water Products, Inc., Class A	6,192	63,406
NN, Inc.	700	14,392
Northwest Pipe Co.*	483	14,548
Olympic Steel, Inc.	231	4,107
Omega Flex, Inc.	59	2,231
RBC Bearings, Inc.	937	60,465
Rexnord Corp.*	3,000	84,630
RTI International Metals, Inc.*	1,113	28,114
Sun Hydraulics Corp.	859	33,827
Worthington Industries, Inc.	1,984	59,699

		582,769

Mining — 0.6%
Allied Nevada Gold Corp.*	4,000	3,480
Century Aluminum Co.*	2,154	52,558
Coeur Mining, Inc.*	3,828	19,561
Globe Specialty Metals, Inc.	2,414	41,593
Gold Resource Corp.	1,300	4,394
Hecla Mining Co.	12,817	35,759

	Number of Shares	Value†

Mining — (continued)
Horsehead Holding Corp.*	1,983	$31,391
Kaiser Aluminum Corp.	716	51,144
Materion Corp.	857	30,192
Molycorp, Inc.*	5,800	5,107
Noranda Aluminium Holding Corp.	2,500	8,800
Ring Energy, Inc.*	800	8,400
Stillwater Mining Co.*	4,524	66,684
United States Lime & Minerals, Inc.	29	2,113
US Silica Holdings, Inc.	2,100	53,949

		415,125

Miscellaneous Manufacturing — 1.8%
Actuant Corp., Class A	2,506	68,263
American Railcar Industries, Inc.	400	20,600
AZZ, Inc.	976	45,794
Barnes Group, Inc.	2,065	76,426
Blount International, Inc.*	1,995	35,052
Chase Corp.	200	7,198
CLARCOR, Inc.	1,998	133,147
EnPro Industries, Inc.*	917	57,551
Fabrinet*	1,500	26,610
Federal Signal Corp.	2,343	36,176
FreightCar America, Inc.	570	14,997
GP Strategies Corp.*	400	13,572
Handy & Harman Ltd.*	200	9,206
Harsco Corp.	3,200	60,448
Hillenbrand, Inc.	2,374	81,903
John Bean Technologies Corp.	1,229	40,385
Koppers Holdings, Inc.	820	21,304
LSB Industries, Inc.*	749	23,548
Lydall, Inc.*	600	19,692
Movado Group, Inc.	760	21,561
Myers Industries, Inc.	1,125	19,800
NL Industries, Inc.	90	774
Park-Ohio Holdings Corp.	400	25,212
Polypore International, Inc.*	1,800	84,690
Proto Labs, Inc.*	900	60,444
Raven Industries, Inc.	1,346	33,650
Smith & Wesson Holding Corp.*	2,179	20,635
Standex International Corp.	500	38,630
Sturm Ruger & Co., Inc.	819	28,362
Tredegar Corp.	1,061	23,862
TriMas Corp.*	1,795	56,165
Trinseo SA*	600	10,470

		1,216,127

Office & Business Equipment — 0.0%
Eastman Kodak Co.*	800	17,368

Office Furnishings — 0.4%
Herman Miller, Inc.	2,232	65,688
HNI Corp.	1,643	83,891
Interface, Inc.	2,595	42,740
Knoll, Inc.	1,953	41,345
Steelcase, Inc., Class A	3,131	56,201

		289,865

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — 1.6%
Abraxas Petroleum Corp.*	4,100	$12,054
Adams Resources & Energy, Inc.	100	4,995
Alon USA Energy, Inc.	952	12,062
American Eagle Energy Corp.*	1,200	747
Apco Oil and Gas International, Inc.*	258	3,620
Approach Resources, Inc.*	1,341	8,569
Bill Barrett Corp.*	2,025	23,065
Bonanza Creek Energy, Inc.*	1,300	31,200
BPZ Resources, Inc.*	4,183	1,209
Callon Petroleum Co.*	2,000	10,900
Carrizo Oil & Gas, Inc.*	1,765	73,424
Clayton Williams Energy, Inc.*	217	13,845
Comstock Resources, Inc.	1,987	13,531
Contango Oil & Gas Co.*	703	20,556
Delek US Holdings, Inc.	2,298	62,689
Diamondback Energy, Inc.*	1,600	95,648
Eclipse Resources Corp.*	1,400	9,842
Emerald Oil, Inc.*	2,200	2,640
Energy XXI Bermuda Ltd.	3,733	12,170
Evolution Petroleum Corp.	500	3,715
EXCO Resources, Inc.	6,375	13,834
FX Energy, Inc.*	1,389	2,153
Gastar Exploration, Inc.*	2,600	6,266
Goodrich Petroleum Corp.*	1,281	5,688
Halcon Resources Corp.*	9,876	17,579
Harvest Natural Resources, Inc.*	1,400	2,534
Hercules Offshore, Inc.*	6,105	6,105
Isramco, Inc.*	21	2,898
Jones Energy, Inc.*	600	6,846
Magnum Hunter Resources Corp.*	7,500	23,550
Matador Resources Co.*	2,900	58,667
Midstates Petroleum Co., Inc.*	1,100	1,661
Miller Energy Resources, Inc.*	1,900	2,375
Northern Oil & Gas, Inc.*	2,253	12,729
Panhandle Oil and Gas, Inc., Class A	634	14,760
Parker Drilling Co.*	5,217	16,016
Parsley Energy, Inc., Class A*	2,000	31,920
PDC Energy, Inc.*	1,412	58,273
Penn Virginia Corp.*	2,412	16,112
PetroQuest Energy, Inc.*	1,539	5,756
Quicksilver Resources, Inc.*	4,600	912
Resolute Energy Corp.*	3,000	3,960
Rex Energy Corp.*	1,800	9,180
Rosetta Resources, Inc.*	2,237	49,907
RSP Permian, Inc.*	900	22,626
Sanchez Energy Corp.*	1,900	17,651
Stone Energy Corp.*	2,079	35,093
Swift Energy Co.*	1,889	7,650
Synergy Resources Corp.*	2,500	31,350
Transatlantic Petroleum Ltd.*	1,000	5,390
Trecora Resources*	1,000	14,700
Triangle Petroleum Corp.*	2,800	13,384
Vaalco Energy, Inc.*	2,430	11,081
W&T Offshore, Inc.	1,643	12,060
Warren Resources, Inc.*	3,605	5,804

	Number of Shares	Value†

Oil & Gas — (continued)
Western Refining, Inc.	2,037	$76,958

		1,039,909

Oil & Gas Services — 0.9%
Basic Energy Services, Inc.*	1,188	8,328
C&J Energy Services, Inc.*	1,830	24,174
CARBO Ceramics, Inc.	800	32,040
CHC Group Ltd.*	1,400	4,508
Dawson Geophysical Co.	215	2,629
Exterran Holdings, Inc.	2,300	74,934
Flotek Industries, Inc.*	2,000	37,460
Forum Energy Technologies, Inc.*	2,300	47,679
Geospace Technologies Corp.*	476	12,614
Gulf Island Fabrication, Inc.	518	10,044
Helix Energy Solutions Group, Inc.*	4,101	88,992
Hornbeck Offshore Services, Inc.*	1,378	34,409
ION Geophysical Corp.*	5,465	15,029
Key Energy Services, Inc.*	5,224	8,724
Matrix Service Co.*	987	22,030
Mitcham Industries, Inc.*	300	1,779
Natural Gas Services Group, Inc.*	594	13,686
Newpark Resources, Inc.*	3,512	33,504
North Atlantic Drilling Ltd.	2,800	4,564
Pioneer Energy Services Corp.*	2,650	14,681
SEACOR Holdings, Inc.*	700	51,667
Tesco Corp.	1,400	17,948
TETRA Technologies, Inc.*	2,979	19,900
Thermon Group Holdings, Inc.*	1,100	26,609
Vantage Drilling Co.*	9,090	4,443
Willbros Group, Inc.*	1,517	9,511

		621,886

Packaging and Containers — 0.4%
AEP Industries, Inc.*	138	8,025
Berry Plastics Group, Inc.*	3,500	110,425
Graphic Packaging Holding Co.*	12,787	174,159
UFP Technologies, Inc.*	200	4,917

		297,526

Pharmaceuticals — 4.5%
ACADIA Pharmaceuticals, Inc.*	3,000	95,250
AcelRx Pharmaceuticals, Inc.*	900	6,057
Achillion Pharmaceuticals, Inc.*	3,400	41,650
Actinium Pharmaceuticals, Inc.*	800	4,712
Aegerion Pharmaceuticals, Inc.*	1,100	23,034
Aerie Pharmaceuticals, Inc.*	300	8,757
Agios Pharmaceuticals, Inc.*	500	56,020
Akebia Therapeutics, Inc.*	300	3,492
Akorn, Inc.*	2,413	87,351
Alimera Sciences, Inc.*	1,100	6,094
Ampio Pharmaceuticals, Inc.*	1,200	4,116
Anacor Pharmaceuticals, Inc.*	1,300	41,925
Anika Therapeutics, Inc.*	500	20,370
Antares Pharma, Inc.*	5,200	13,364
Aratana Therapeutics, Inc.*	900	16,038
Array BioPharma, Inc.*	5,848	27,661

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
Auspex Pharmaceuticals, Inc.*	400	$20,992
Auxilium Pharmaceuticals, Inc.*	1,865	64,128
AVANIR Pharmaceuticals, Inc., Class A*	7,577	128,430
Bio-Path Holdings, Inc.*	3,400	9,044
BioDelivery Sciences International, Inc.*	1,900	22,838
BioScrip, Inc.*	2,011	14,057
Biospecifics Technologies Corp.*	100	3,862
Cempra, Inc.*	900	21,159
ChemoCentryx, Inc.*	1,000	6,830
Chimerix, Inc.*	1,100	44,286
Clovis Oncology, Inc.*	1,000	56,000
Corcept Therapeutics, Inc.*	2,900	8,700
Cytori Therapeutics, Inc.*	3,510	1,715
Depomed, Inc.*	1,983	31,946
Derma Sciences, Inc.*	700	6,517
Diplomat Pharmacy, Inc.*	600	16,422
Dyax Corp.*	5,020	70,581
Enanta Pharmaceuticals, Inc.*	400	20,340
Endocyte, Inc.*	1,500	9,435
Fibrogen, Inc.*	400	10,936
Galectin Therapeutics, Inc.*	800	2,776
Heron Therapeutics, Inc.*	900	9,054
Horizon Pharma PLC*	2,400	30,936
Hyperion Therapeutics, Inc.*	400	9,600
IGI Laboratories, Inc.*	1,800	15,840
Immune Design Corp.*	100	3,078
Impax Laboratories, Inc.*	2,837	89,876
Infinity Pharmaceuticals, Inc.*	1,828	30,875
Insys Therapeutics, Inc.*	300	12,648
Intra-Cellular Therapies, Inc.*	800	14,120
Ironwood Pharmaceuticals, Inc.*	4,461	68,343
Isis Pharmaceuticals, Inc.*	4,510	278,447
Keryx Biopharmaceuticals, Inc.*	3,500	49,525
Kindred Biosciences, Inc.*	500	3,725
Lannett Co., Inc.*	997	42,751
MannKind Corp.*	8,904	46,434
Nanoviricides, Inc.*	1,500	4,080
Natural Grocers By Vitamin Cottage, Inc.*	400	11,268
Nature’s Sunshine Products, Inc.	200	2,964
Nektar Therapeutics*	4,833	74,912
Neogen Corp.*	1,502	74,484
Neurocrine Biosciences, Inc.*	2,777	62,038
Nevro Corp.*	300	11,601
Northwest Biotherapeutics, Inc.*	1,600	8,560
Nutraceutical International Corp.*	196	4,226
Ohr Pharmaceutical, Inc.*	1,000	8,340
Omega Protein Corp.*	500	5,285
Ophthotech Corp.*	600	26,922
OPKO Health, Inc.*	7,176	71,688
Orexigen Therapeutics, Inc.*	4,188	25,379
Osiris Therapeutics, Inc.*	773	12,360
Otonomy, Inc.*	300	9,999
Pacira Pharmaceuticals, Inc.*	1,400	124,124
Pain Therapeutics, Inc.*	1,200	2,436
Pernix Therapeutics Holdings, Inc.*	1,500	14,085
PharMerica Corp.*	1,220	25,266

	Number of Shares	Value†

Pharmaceuticals — (continued)
Phibro Animal Health Corp., Class A	700	$22,085
Portola Pharmaceuticals, Inc.*	1,500	42,480
POZEN, Inc.*	1,002	8,016
PRA Health Sciences, Inc.*	800	19,376
Progenics Pharmaceuticals, Inc.*	2,601	19,664
Radius Health, Inc.*	200	7,782
Raptor Pharmaceutical Corp.*	2,600	27,352
Receptos, Inc.*	800	98,008
Regulus Therapeutics, Inc.*	500	8,020
Relypsa, Inc.*	700	21,560
Repros Therapeutics, Inc.*	900	8,973
Revance Therapeutics, Inc.*	400	6,776
Sagent Pharmaceuticals, Inc.*	1,000	25,110
Sarepta Therapeutics, Inc.*	1,400	20,258
Sciclone Pharmaceuticals, Inc.*	2,277	19,947
Sucampo Pharmaceuticals, Inc., Class A*	171	2,442
Supernus Pharmaceuticals, Inc.*	1,400	11,620
Synageva BioPharma Corp.*	800	74,232
Synergy Pharmaceuticals, Inc.*	4,300	13,115
Synta Pharmaceuticals Corp.*	1,921	5,091
Synutra International, Inc.*	311	1,891
TESARO, Inc.*	600	22,314
Tetraphase Pharmaceuticals, Inc.*	900	35,739
TG Therapeutics, Inc.*	1,200	19,008
TherapeuticsMD, Inc.*	3,200	14,240
Threshold Pharmaceuticals, Inc.*	2,000	6,360
USANA Health Sciences, Inc.*	224	22,980
Vanda Pharmaceuticals, Inc.*	1,241	17,771
Vital Therapies, Inc.*	300	7,479
VIVUS, Inc.*	3,770	10,858
Xencor, Inc.*	400	6,416
XenoPort, Inc.*	1,927	16,900
Zogenix, Inc.*	4,600	6,302
Zs Pharma, Inc.*	300	12,471

		2,974,790

Pipelines — 0.2%
Primoris Services Corp.	1,490	34,628
SemGroup Corp.	1,700	116,263

		150,891

Real Estate — 0.4%
Alexander & Baldwin, Inc.	1,800	70,668
AV Homes, Inc.*	195	2,841
Consolidated-Tomoka Land Co.	124	6,919
Forestar Group, Inc.*	1,163	17,910
FRP Holdings, Inc.*	369	14,469
HFF, Inc., Class A	1,400	50,288
Kennedy-Wilson Holdings, Inc.	2,681	67,829
Marcus & Millichap, Inc.*	200	6,650
RE/MAX Holdings, Inc., Class A	400	13,700
The St. Joe Co.*	2,500	45,975

		297,249

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — 6.1%
Aeropostale, Inc.*	3,184	$7,387
America’s Car-Mart, Inc.*	227	12,117
American Eagle Outfitters, Inc.	7,600	105,488
ANN, Inc.*	1,785	65,117
Asbury Automotive Group, Inc.*	1,149	87,232
Barnes & Noble, Inc.*	1,400	32,508
bebe Stores, Inc.	1,517	3,322
Big 5 Sporting Goods Corp.	581	8,500
Biglari Holdings, Inc.*	70	27,966
BJ’s Restaurants, Inc.*	820	41,172
Bloomin’ Brands, Inc.*	3,000	74,280
Bob Evans Farms, Inc.	1,042	53,330
Bravo Brio Restaurant Group, Inc.*	500	6,955
Brown Shoe Co., Inc.	1,654	53,176
Buffalo Wild Wings, Inc.*	747	134,744
Build-A-Bear Workshop, Inc.*	700	14,070
Burlington Stores, Inc.*	1,200	56,712
Carrols Restaurant Group, Inc.*	1,713	13,070
Casey’s General Stores, Inc.	1,440	130,061
Cash America International, Inc.	1,125	25,447
Christopher & Banks Corp.*	1,500	8,565
Chuy’s Holdings, Inc.*	600	11,802
Citi Trends, Inc.*	503	12,701
Conn’s, Inc.*	1,104	20,634
Cracker Barrel Old Country Store, Inc.	724	101,910
Del Frisco’s Restaurant Group, Inc.*	1,000	23,740
Denny’s Corp.*	3,552	36,621
Destination Maternity Corp.	578	9,219
Destination XL Group, Inc.*	1,500	8,190
DineEquity, Inc.	671	69,542
El Pollo Loco Holdings Inc*	400	7,988
Express, Inc.*	3,154	46,332
Ezcorp, Inc., Class A*	1,766	20,751
Fiesta Restaurant Group, Inc.*	1,113	67,670
First Cash Financial Services, Inc.*	1,162	64,689
Five Below, Inc.*	2,100	85,743
Francesca’s Holdings Corp.*	1,658	27,689
Fred’s, Inc., Class A	1,431	24,914
Genesco, Inc.*	895	68,575
Group 1 Automotive, Inc.	907	81,285
Guess?, Inc.	2,400	50,592
Haverty Furniture Cos., Inc.	950	20,910
hhgregg, Inc.*	662	5,011
Hibbett Sports, Inc.*	955	46,251
HSN, Inc.	1,279	97,204
Ignite Restaurant Group, Inc.*	300	2,361
Jack in the Box, Inc.	1,514	121,059
Jamba, Inc.*	940	14,185
Kirkland’s, Inc.*	427	10,094
Krispy Kreme Doughnuts, Inc.*	2,622	51,758
Lands’ End, Inc.*	700	37,772
Lithia Motors, Inc., Class A	894	77,501
Lumber Liquidators Holdings, Inc.*	1,033	68,498
MarineMax, Inc.*	1,000	20,050
Mattress Firm Holding Corp.*	600	34,848
Nathan’s Famous, Inc.*	100	8,000

	Number of Shares	Value†

Retail — (continued)
New York & Co., Inc.*	583	$1,539
Noodles & Co.*	300	7,905
Office Depot, Inc.*	20,810	178,446
Pacific Sunwear of California, Inc.*	2,100	4,578
Papa John’s International, Inc.	1,210	67,518
PC Connection, Inc.	565	13,871
PetMed Express, Inc.	1,113	15,994
Pier 1 Imports, Inc.	3,644	56,118
Popeyes Louisiana Kitchen, Inc.*	959	53,963
Potbelly Corp.*	300	3,861
Pricesmart, Inc.	731	66,682
Red Robin Gourmet Burgers, Inc.*	520	40,027
Regis Corp.*	1,832	30,704
Restoration Hardware Holdings, Inc.*	1,200	115,212
Roundy’s, Inc.*	900	4,356
Ruby Tuesday, Inc.*	2,213	15,137
Rush Enterprises, Inc., Class A*	1,435	45,992
Ruth’s Hospitality Group, Inc.	1,695	25,425
Sears Hometown and Outlet Stores, Inc.*	300	3,945
Shoe Carnival, Inc.	758	19,473
Sonic Automotive, Inc., Class A	1,534	41,479
Sonic Corp.	2,132	58,054
Stage Stores, Inc.	1,381	28,587
Stein Mart, Inc.	1,261	18,436
Systemax, Inc.*	262	3,537
Texas Roadhouse, Inc.	2,570	86,763
The Bon-Ton Stores, Inc.	500	3,705
The Buckle, Inc.	1,049	55,093
The Cato Corp., Class A	1,104	46,567
The Cheesecake Factory, Inc.	1,916	96,394
The Children’s Place, Inc.	894	50,958
The Container Store Group, Inc.*	600	11,478
The Finish Line, Inc., Class A	1,793	43,588
The Men’s Wearhouse, Inc.	1,856	81,942
The Pantry, Inc.*	954	35,355
The Pep Boys — Manny, Moe, & Jack*	2,305	22,635
Tile Shop Holdings, Inc.*	1,300	11,544
Tilly’s, Inc.*	400	3,876
Tuesday Morning Corp.*	1,629	35,349
Vera Bradley, Inc.*	800	16,304
Vitamin Shoppe, Inc.*	1,200	58,296
West Marine, Inc.*	664	8,579
Winmark Corp.	100	8,692
Zoe’s Kitchen, Inc.*	200	5,982
Zumiez, Inc.*	703	27,157

		4,048,404

Savings & Loans — 1.7%
Astoria Financial Corp.	3,201	42,765
Banc of California, Inc.	800	9,176
Bank Mutual Corp.	2,432	16,684
BankFinancial Corp.	609	7,223
BBX Capital Corp.*	400	6,580
Beneficial Mutual Bancorp, Inc.*	1,249	15,325
Berkshire Hills Bancorp, Inc.	1,102	29,379
BofI Holding, Inc.*	500	38,905

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Savings & Loans — (continued)
Brookline Bancorp, Inc.	3,222	$32,317
Capitol Federal Financial, Inc.	5,600	71,568
Charter Financial Corp.	900	10,305
Clifton Bancorp, Inc.	1,146	15,574
Dime Community Bancshares, Inc.	1,030	16,769
ESB Financial Corp.	232	4,394
EverBank Financial Corp.	3,600	68,616
First Defiance Financial Corp.	300	10,218
First Financial Northwest, Inc.	600	7,224
Flagstar Bancorp, Inc.*	800	12,584
Flushing Financial Corp.	1,338	27,121
Fox Chase Bancorp, Inc.	420	7,001
Home Loan Servicing Solutions Ltd.	2,800	54,656
Homestreet, Inc.	600	10,446
HomeTrust Bancshares, Inc.*	900	14,994
Investors Bancorp, Inc.	14,055	157,767
Kearny Financial Corp.*	852	11,715
Meridian Bancorp, Inc.*	1,074	12,050
Meta Financial Group, Inc.	200	7,008
Northfield Bancorp, Inc.	2,193	32,457
Northwest Bancshares, Inc.	3,775	47,301
OceanFirst Financial Corp.	327	5,605
Oritani Financial Corp.	1,718	26,457
Pacific Premier Bancorp, Inc.*	700	12,131
Provident Financial Services, Inc.	2,403	43,398
Sterling Bancorp, Inc.	2,927	42,090
Territorial Bancorp, Inc.	243	5,237
United Community Financial Corp.	1,700	9,129
United Financial Bancorp, Inc.	2,131	30,601
Washington Federal, Inc.	4,000	88,600
Waterstone Financial, Inc.	1,500	19,725
WSFS Financial Corp.	357	27,450

		1,108,545

Semiconductors — 3.5%
Alpha & Omega Semiconductor Ltd.*	400	3,540
Ambarella, Inc.*	1,100	55,792
Amkor Technology, Inc.*	3,211	22,798
Applied Micro Circuits Corp.*	2,958	19,286
Axcelis Technologies, Inc.*	6,100	15,616
Brooks Automation, Inc.	2,477	31,582
Cabot Microelectronics Corp.*	961	45,474
Cascade Microtech, Inc.*	700	10,227
Cavium, Inc.*	2,079	128,524
CEVA, Inc.*	671	12,172
Cirrus Logic, Inc.*	2,481	58,477
Cohu, Inc.	904	10,758
Cypress Semiconductor Corp.	6,200	88,536
Diodes, Inc.*	1,399	38,570
DSP Group, Inc.*	557	6,055
Emulex Corp.*	2,106	11,941
Entegris, Inc.*	5,270	69,617
Entropic Communications, Inc.*	3,832	9,695
Exar Corp.*	1,532	15,626
Fairchild Semiconductor International, Inc.*	4,900	82,712
FormFactor, Inc.*	2,172	18,679

	Number of Shares	Value†

Semiconductors — (continued)
Gerber Scientific, Inc.*~	500	$0
GSl Group, Inc.*	1,500	22,080
Inphi Corp.*	1,100	20,328
Integrated Device Technology, Inc.*	5,093	99,823
Integrated Silicon Solution, Inc.	1,000	16,570
International Rectifier Corp.*	2,800	111,720
Intersil Corp., Class A	5,100	73,797
IXYS Corp.	1,266	15,952
Kopin Corp.*	1,507	5,455
Lattice Semiconductor Corp.*	4,924	33,926
MaxLinear, Inc., Class A*	1,400	10,374
Micrel, Inc.	1,845	26,771
Microsemi Corp.*	3,693	104,807
MKS Instruments, Inc.	1,996	73,054
Monolithic Power Systems, Inc.	1,467	72,969
Nanometrics, Inc.*	900	15,138
Omnivision Technologies, Inc.*	2,119	55,094
Pericom Semiconductor Corp.*	646	8,747
Photronics, Inc.*	2,192	18,216
PMC-Sierra, Inc.*	6,900	63,204
Power Integrations, Inc.	1,095	56,655
QLogic Corp.*	3,200	42,624
Quicklogic Corp.*	2,500	7,850
Rambus, Inc.*	4,623	51,269
Rubicon Technology, Inc.*	1,123	5,132
Rudolph Technologies, Inc.*	1,654	16,920
Semtech Corp.*	2,609	71,930
Silicon Image, Inc.*	2,739	15,119
Silicon Laboratories, Inc.*	1,700	80,954
Tessera Technologies, Inc.	2,123	75,918
TriQuint Semiconductor, Inc.*	6,477	178,441
Ultra Clean Holdings, Inc.*	900	8,352
Ultratech, Inc.*	978	18,152
Veeco Instruments, Inc.*	1,393	48,588
Vitesse Semiconductor Corp.*	2,900	10,962
Xcerra Corp.*	2,466	22,589

		2,315,157

Software — 4.9%
2U, Inc.*	600	11,796
ACI Worldwide, Inc.*	4,527	91,310
Actua Corp.*	1,428	26,375
Actuate Corp.*	1,940	12,804
Acxiom Corp.*	2,967	60,141
Advent Software, Inc.	2,035	62,352
Amber Road, Inc.*	600	6,132
American Software, Inc., Class A	593	5,402
Aspen Technology, Inc.*	3,553	124,426
Audience, Inc.*	400	1,760
AVG Technologies NV*	1,400	27,636
Benefitfocus, Inc.*	200	6,568
Blackbaud, Inc.	1,750	75,705
Bottomline Technologies, Inc.*	1,545	39,058
Callidus Software, Inc.*	2,000	32,660
Castlight Health, Inc., Class B*	400	4,680
CommVault Systems, Inc.*	1,848	95,523

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
Computer Programs & Systems, Inc.	447	$27,155
Cornerstone OnDemand, Inc.*	2,100	73,920
CSG Systems International, Inc.	1,281	32,115
Cvent, Inc.*	800	22,272
Demandware, Inc.*	1,200	69,048
Digi International, Inc.*	657	6,104
Digital River, Inc.*	1,388	34,325
E2open, Inc.*	1,100	10,571
Ebix, Inc.	1,336	22,699
Envestnet, Inc.*	1,300	63,882
EPAM Systems, Inc.*	1,400	66,850
Epiq Systems, Inc.	1,168	19,949
Fair Isaac Corp.	1,288	93,122
Fleetmatics Group PLC*	1,500	53,235
Glu Mobile, Inc.*	4,000	15,600
Guidance Software, Inc.*	400	2,900
Guidewire Software, Inc.*	2,700	136,701
Imperva, Inc.*	800	39,544
inContact, Inc.*	2,100	18,459
Infoblox, Inc.*	2,100	42,441
InnerWorkings, Inc.*	1,724	13,430
Interactive Intelligence Group, Inc.*	597	28,596
Jive Software, Inc.*	1,500	9,045
Kofax Ltd.*	3,100	21,793
Luxoft Holding, Inc.*	300	11,553
ManTech International Corp., Class A	1,039	31,409
Mavenir Systems, Inc.*	200	2,712
MedAssets, Inc.*	2,448	48,372
Medidata Solutions, Inc.*	2,088	99,702
MicroStrategy, Inc., Class A*	318	51,643
Model N, Inc.*	300	3,186
Monotype Imaging Holdings, Inc.	1,599	46,099
Omnicell, Inc.*	1,435	47,527
Opower, Inc.*	600	8,538
PDF Solutions, Inc.*	1,200	17,832
Pegasystems, Inc.	1,260	26,170
Progress Software Corp.*	1,986	53,662
Proofpoint, Inc.*	1,500	72,345
PROS Holdings, Inc.*	917	25,199
QAD, Inc.	92	2,081
Qlik Technologies, Inc.*	3,441	106,293
Quality Systems, Inc.	1,704	26,565
Rally Software Development Corp.*	1,000	11,370
RealPage, Inc.*	2,000	43,920
Rocket Fuel, Inc.*	800	12,896
Rosetta Stone, Inc.*	1,202	11,732
Sapiens International Corp. N.V.*	800	5,896
SciQuest, Inc.*	900	13,005
Seachange International, Inc.*	1,273	8,122
SS&C Technologies Holdings, Inc.	2,700	157,923
Synchronoss Technologies, Inc.*	1,346	56,344
SYNNEX Corp.	1,094	85,507
Take-Two Interactive Software, Inc.*	3,044	85,323
Tangoe, Inc.*	1,769	23,050
The Ultimate Software Group, Inc.*	1,116	163,846
Tyler Technologies, Inc.*	1,252	137,019

	Number of Shares	Value†

Software — (continued)
Verint Systems, Inc.*	2,195	$127,925

		3,232,850

Storage & Warehousing — 0.2%
Mobile Mini, Inc.	1,877	76,037
Wesco Aircraft Holdings, Inc.*	2,140	29,917

		105,954

Telecommunications — 3.2%
8X8, Inc.*	3,400	31,144
ADTRAN, Inc.	2,205	48,069
Alliance Fiber Optic Products, Inc.	600	8,706
Anixter International, Inc.*	1,034	91,468
Aruba Networks, Inc.*	4,213	76,592
Atlantic Tele-Network, Inc.	349	23,589
Black Box Corp.	562	13,432
CalAmp Corp.*	1,400	25,620
Calix, Inc.*	1,487	14,900
Ciena Corp.*	3,900	75,699
Cincinnati Bell, Inc.*	7,785	24,834
Clearfield, Inc.*	400	4,924
Comtech Telecommunications Corp.	552	17,399
Comverse, Inc.*	990	18,592
Consolidated Communications Holdings, Inc.	1,841	51,235
DigitalGlobe, Inc.*	2,869	88,853
EarthLink Holdings Corp.	4,016	17,630
Extreme Networks, Inc.*	3,147	11,109
Fairpoint Communications, Inc.*	600	8,526
Finisar Corp.*	3,821	74,166
General Communication, Inc., Class A*	986	13,557
Gigamon, Inc.*	1,000	17,730
Globalstar, Inc.*	11,000	30,250
Gogo Inc*	2,200	36,366
GTT Communications, Inc.*	800	10,584
Harmonic, Inc.*	2,870	20,119
Hawaiian Telcom Holdco, Inc.*	500	13,785
IDT Corp., Class B	800	16,248
Infinera Corp.*	4,694	69,096
Inteliquent, Inc.	1,226	24,066
Intelsat SA*	1,200	20,832
InterDigital, Inc.	1,494	79,033
Iridium Communications, Inc.*	3,500	34,125
Ixia*	2,113	23,771
KVH Industries, Inc.*	354	4,478
LogMeIn, Inc.*	881	43,468
Loral Space & Communications, Inc.*	546	42,976
Lumos Networks Corp.	782	13,153
MagicJack VocalTec Ltd.*	700	5,684
NETGEAR, Inc.*	1,329	47,286
NeuStar, Inc., Class A*	2,000	55,600
NTELOS Holdings Corp.	382	1,601
Numerex Corp.*	800	8,848
Oclaro, Inc.*	3,000	5,340
ORBCOMM, Inc.*	2,000	13,080
ParkerVision, Inc.*	4,100	3,731
Plantronics, Inc.	1,667	88,384

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — (continued)
Polycom, Inc.*	5,500	$74,250
Preformed Line Products Co.	45	2,458
Premiere Global Services, Inc.*	1,656	17,587
Procera Networks, Inc.*	700	5,033
RF Micro Devices, Inc.*	11,251	186,654
RigNet, Inc.*	500	20,515
Ruckus Wireless, Inc.*	2,700	32,454
Shenandoah Telecommunications Co.	859	26,844
ShoreTel, Inc.*	2,281	16,765
Sonus Networks, Inc.*	9,215	36,584
Spok Holdings, Inc.	1,112	19,304
Telenav, Inc.*	300	2,001
Tessco Technologies, Inc.	200	5,800
Ubiquiti Networks, Inc.	1,200	35,568
ViaSat, Inc.*	1,562	98,453
Vonage Holdings Corp.*	6,100	23,241
Vringo, Inc.*	2,800	1,540
West Corp.	1,500	49,500

		2,124,229

Textiles — 0.2%
Culp, Inc.	300	6,504
G&K Services, Inc., Class A	776	54,979
The Dixie Group, Inc.*	900	8,253
UniFirst Corp.	577	70,077

		139,813

Toys, Games & Hobbies — 0.0%
JAKKS Pacific, Inc.*	584	3,971
LeapFrog Enterprises, Inc.*	2,776	13,103

		17,074

Transportation — 2.0%
Air Transport Services Group, Inc.*	2,085	17,848
Arcbest Corp.	995	46,138
Ardmore Shipping Corp.	800	9,576
Atlas Air Worldwide Holdings, Inc.*	1,048	51,666
Baltic Trading Ltd.	2,200	5,522
Bristow Group, Inc.	1,350	88,816
CAI International, Inc.*	660	15,312
Celadon Group, Inc.	935	21,215
DHT Holdings, Inc.*	2,900	21,199
Dorian LPG Ltd.*	400	5,556
Echo Global Logistics, Inc.*	800	23,360
Era Group, Inc.*	800	16,920
Forward Air Corp.	1,196	60,243
Frontline Ltd.*	1,200	3,012
GasLog Ltd.	1,700	34,595
Gulfmark Offshore, Inc., Class A	979	23,907
Heartland Express, Inc.	1,967	53,129
Hub Group, Inc., Class A*	1,443	54,949
International Shipholding Corp.	141	2,101
Knight Transportation, Inc.	2,264	76,206
Knightsbridge Tankers Ltd.	1,174	5,318
Marten Transport Ltd.	1,151	25,161
Matson, Inc.	1,600	55,232

	Number of Shares	Value†

Transportation — (continued)
Navios Maritime Acq Corp.	3,700	$13,431
Navios Maritime Holdings, Inc.	3,200	13,152
Nordic American Offshore Ltd.	900	11,052
Nordic American Tankers Ltd.	3,567	35,920
PHI, Inc.*	593	22,178
Quality Distribution, Inc.*	800	8,512
Roadrunner Transportation Systems, Inc.*	1,000	23,350
Safe Bulkers, Inc.	1,700	6,647
Saia, Inc.*	961	53,201
Scorpio Bulkers, Inc.*	5,200	10,244
Scorpio Tankers, Inc.	6,300	54,747
Ship Finance International Ltd.	2,284	32,250
Swift Transportation Co.*	3,300	94,479
Teekay Tankers Ltd., Class A	3,193	16,157
Universal Truckload Services, Inc.	100	2,851
UTi Worldwide, Inc.*	3,400	41,038
Werner Enterprises, Inc.	1,752	54,575
XPO Logistics, Inc.*	2,041	83,436
YRC Worldwide, Inc.*	1,300	29,237

		1,323,438

Trucking and Leasing — 0.2%
Greenbrier Cos., Inc.	1,047	56,255
TAL International Group, Inc.	1,293	56,336
Textainer Group Holdings Ltd.	812	27,868

		140,459

Water — 0.3%
American States Water Co.	1,524	57,394
Artesian Resources Corp., Class A	113	2,553
California Water Service Group	1,766	43,461
Connecticut Water Service, Inc.	319	11,576
Middlesex Water Co.	531	12,245
PICO Holdings, Inc.*	792	14,929
SJW Corp.	488	15,675
York Water Co.	697	16,177

		174,010

TOTAL COMMON STOCKS (Cost $43,386,157)		61,437,694

REAL ESTATE INVESTMENT TRUSTS — 9.4%
Apartments — 0.3%
American Residential Properties, Inc.*	1,300	22,841
Associated Estates Realty Corp.	2,156	50,041
Campus Crest Communities, Inc.	2,300	16,813
Education Realty Trust, Inc.	1,901	69,557
Silver Bay Realty Trust Corp.	1,637	27,109
Trade Street Residential, Inc.	1,200	9,228

		195,589

Building & Real Estate — 1.4%
Agree Realty Corp.	596	18,530
Altisource Residential Corp.	2,200	42,680
Anworth Mortgage Asset Corp.	3,731	19,588
Apollo Commercial Real Estate Finance, Inc.	1,600	26,176

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Small Cap Index Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Building & Real Estate — (continued)
Ares Commercial Real Estate Corp.	1,000	$11,480
Capstead Mortgage Corp.	3,475	42,673
Colony Financial, Inc.	4,316	102,807
CYS Investments, Inc.	5,856	51,064
Dynex Capital, Inc.	2,307	19,033
Getty Realty Corp.	1,163	21,178
Gramercy Property Trust, Inc.	7,200	49,680
Hatteras Financial Corp.	3,800	70,034
Invesco Mortgage Capital, Inc.	4,907	75,862
iStar Financial, Inc.*	3,318	45,291
New York Mortgage Trust, Inc.	3,400	26,214
PennyMac Mortgage Investment Trust	2,692	56,774
Redwood Trust, Inc.	3,377	66,527
Resource Capital Corp.	4,700	23,688
Select Income REIT	1,500	36,615
Starwood Waypoint Residential Trust	1,600	42,192
Sun Communities, Inc.	1,890	114,269

		962,355

Diversified — 0.9%
AG Mortgage Investment Trust, Inc.	1,188	22,061
Armada Hoffler Properties, Inc.	800	7,592
CatchMark Timber Trust, Inc., Class A	700	7,924
CorEnergy Infrastructure Trust, Inc.	1,500	9,720
CoreSite Realty Corp.	700	27,335
DuPont Fabros Technology, Inc.	2,450	81,438
EPR Properties	2,210	127,362
New York REIT, Inc.	6,200	65,658
PS Business Parks, Inc.	765	60,848
STAG lndustrial, Inc.	2,100	51,450
The Geo Group, Inc.	2,768	111,717
UMH Properties, Inc.	968	9,244
Whitestone REIT	800	12,088

		594,437

Diversified Financial Services — 0.6%
American Capital Mortgage Investment Corp.	2,043	38,490
Apollo Residential Mortgage, Inc.	1,332	21,006
ARMOUR Residential REIT, Inc.	14,200	52,256
DCT Industrial Trust, Inc.	3,220	114,825
New Residential Investment Corp.	5,600	71,512
Owens Realty Mortgage, Inc.	300	4,395
RAIT Financial Trust	3,606	27,658
STORE Capital Corp.	1,200	25,932
Western Asset Mortgage Capital Corp.	1,597	23,476

		379,550

Forest Products & Paper — 0.1%
Potlatch Corp.	1,578	66,071

Healthcare — 0.9%
American Realty Capital Healthcare Trust, Inc.	6,700	79,730
Aviv REIT, Inc.	800	27,584
CareTrust REIT, Inc.	995	12,268
Healthcare Realty Trust, Inc.	3,672	100,319
LTC Properties, Inc.	1,317	56,855
Medical Properties Trust, Inc.	6,607	91,044

	Number of Shares	Value†

Healthcare — (continued)
National Health Investors, Inc.	1,457	$101,932
Physicians Realty Trust	1,600	26,560
Sabra Healthcare REIT, Inc.	1,888	57,339
Universal Health Realty Income Trust	520	25,022

		578,653

Hotels & Resorts — 1.9%
Ashford Hospitality Prime, Inc.	864	14,826
Ashford Hospitality Trust, Inc.	2,320	24,313
Belmond Ltd.*	3,745	46,326
Chatham Lodging Trust	1,400	40,558
Chesapeake Lodging Trust	2,089	77,732
DiamondRock Hospitality Co.	7,523	111,867
FelCor Lodging Trust, Inc.	5,018	54,295
Hersha Hospitality Trust	7,669	53,913
LaSalle Hotel Properties	4,317	174,709
Pebblebrook Hotel Trust	2,709	123,612
RLJ Lodging Trust	5,000	167,650
Ryman Hospitality Properties	1,612	85,017
Strategic Hotels & Resorts, Inc.*	10,312	136,428
Summitt Hotel Properties, Inc.	3,500	43,540
Sunstone Hotel Investors, Inc.	8,032	132,608

		1,287,394

Industrial — 0.6%
Chambers Street Properties	9,300	74,958
EastGroup Properties, Inc.	1,175	74,401
First Industrial Realty Trust, Inc.	4,429	91,060
First Potomac Realty Trust	2,392	29,565
Monmouth Real Estate Investment Corp., Class A	2,049	22,683
QTS Realty Trust, Inc.	500	16,920
Rexford Industrial Realty, Inc.	2,000	31,420
Terreno Realty Corp.	1,675	34,555

		375,562

Internet — 0.0%
CyrusOne, Inc.	1,300	35,815

Mixed Industrial/Office — 0.5%
Cousins Properties, Inc.	8,761	100,050
Gladstone Commercial Corp.	652	11,195
Investors Real Estate Trust	4,618	37,729
Lexington Realty Trust	8,015	88,005
One Liberty Properties, Inc.	503	11,906
Washington Real Estate Investment Trust	2,606	72,082

		320,967

Office Property — 0.8%
American Assets Trust, Inc.	1,400	55,734
Empire State Realty Trust, Inc.	3,300	58,014
Franklin Street Properties Corp.	3,245	39,816
Government Properties Income Trust	2,744	63,140
Highwoods Properties, Inc.	3,460	153,209
Hudson Pacific Properties, Inc.	2,000	60,120
Mack-Cali Realty Corp.	3,500	66,710

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Small Cap Index Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Office Property — (continued)
Parkway Properties, Inc.	2,980	$54,802

		551,545

Regional Malls — 0.3%
Glimcher Realty Trust	5,816	79,912
Pennsylvania Real Estate Investment Trust	2,715	63,694
Rouse Properties, Inc.	1,400	25,928

		169,534

Storage & Warehousing — 0.4%
CubeSmart	6,325	139,593
Sovran Self Storage, Inc.	1,282	111,816

		251,409

Strip Centers — 0.7%
Acadia Realty Trust	2,520	80,716
Alexander’s, Inc.	57	24,919
AmREIT, Inc.	700	18,578
Cedar Realty Trust, Inc.	2,826	20,743
Equity One, Inc.	2,454	62,233
Excel Trust, Inc.	2,100	28,119
Inland Real Estate Corp.	3,688	40,384
Kite Realty Group Trust	1,251	35,954
Ramco-Gershenson Properties Trust	3,141	58,862
Retail Opportunity Investments Corp.	3,300	55,407
Saul Centers, Inc.	451	25,793
Urstadt Biddle Properties, Inc., Class A	816	17,854

		469,562

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,811,767)		6,238,443

RIGHTS — 0.0%
Chelsea Therapeutics Intl Ltd. - Contingent Rights*~	1,600	0
Clinical Data, Inc.*~	354	0
Durata Therapeutics CVR Shares~	500	580
Furiex Pharmaceuticals Rights~	300	2,931
Leap Wireless CVR~	2,300	5,796

TOTAL RIGHTS (Cost $8,671)		9,307

	Par (000)	Value† Value†
U.S. TREASURY OBLIGATIONS — 0.2%
U.S. Treasury Bills
0.005%, 04/23/15	$60	59,993
0.000%, 01/29/15¤	65	65,000
0.000%, 03/12/15¤	15	14,999

TOTAL U.S. TREASURY OBLIGATIONS (Cost $139,999)		139,992

	Number of Shares	Value†
WARRANTS — 0.0%
Magnum Hunter Resources Corp.*~ (Cost $0)	780	$0

SHORT-TERM INVESTMENTS — 2.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,542,300)	1,542,300	1,542,300

TOTAL INVESTMENTS — 104.1% (Cost $49,888,894)		$69,367,736

Other Assets & Liabilities — (4.1%)		(2,709,750)

TOTAL NET ASSETS — 100.0%		$66,657,986

~	Fair valued security. The total market value of fair valued securities at December 31, 2014 is $9,411.
†	See Security Valuation Note.
*	Non-income producing security.
¤	Zero Coupon Bond. The interest rate disclosed represents the effective yield from the date of acquisition to maturity.

PLC — Public Limited Company.

REIT — Real Estate Investment Trust.

COMMON STOCKS INDUSTRY DIVERSIFICATION (Unaudited)	% of Market Value	Value†
Advertising	0.1%	$86,690
Aerospace & Defense	1.7%	1,036,712
Agriculture	0.3%	201,078
Airlines	0.6%	347,452
Apparel	0.9%	569,579
Auto Manufacturers	0.1%	32,136
Auto Parts & Equipment	1.3%	828,825
Banks	8.2%	5,048,238
Beverages	0.2%	134,942
Biotechnology	3.3%	2,014,844
Building Materials	1.3%	783,868
Chemicals	2.1%	1,303,470
Coal	0.2%	120,304
Commercial Services	6.0%	3,671,960
Computers	2.4%	1,494,095
Cosmetics & Personal Care	0.1%	52,856
Distribution & Wholesale	1.1%	658,315
Diversified Financial Services	2.9%	1,796,289
Electric	2.3%	1,409,451
Electrical Components & Equipment	1.1%	685,172
Electronics	2.3%	1,445,560
Energy-Alternate Sources	0.4%	243,903
Engineering & Construction	0.9%	532,698
Entertainment	0.8%	523,390
Environmental Control	0.6%	373,641
Food	2.2%	1,326,992
Forest Products & Paper	0.6%	381,311
Gas	1.2%	768,386
Hand & Machine Tools	0.1%	73,934

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Small Cap Index Fund

COMMON STOCKS INDUSTRY DIVERSIFICATION (Unaudited)	% of Market Value		Value†
Healthcare Products	4.2%		$2,552,483
Healthcare Services	1.9%		1,166,534
Holding Companies	0.2%		96,324
Home Builders	0.8%		505,808
Home Furnishings	0.6%		353,992
Hotels & Resorts	0.1%		71,088
Household Products & Wares	0.5%		285,796
Housewares	—%	+	28,592
Insurance	3.4%		2,091,996
Internet	2.5%		1,528,630
Investment Companies	0.1%		43,538
Iron & Steel	0.3%		162,246
Leisure Time	0.8%		473,034
Lodging	0.1%		72,780
Machinery — Construction & Mining	0.1%		59,939
Machinery — Diversified	1.0%		628,215
Media	1.2%		737,170
Metal Fabricate/Hardware	0.9%		582,769
Mining	0.7%		415,125
Miscellaneous Manufacturing	2.0%		1,216,127
Office & Business Equipment	—%	+	17,368
Office Furnishings	0.5%		289,865
Oil & Gas	1.7%		1,039,909
Oil & Gas Services	1.0%		621,886
Packaging and Containers	0.5%		297,526
Pharmaceuticals	4.8%		2,974,790
Pipelines	0.2%		150,891
Real Estate	0.5%		297,249
Retail	6.6%		4,048,404
Savings & Loans	1.8%		1,108,545
Semiconductors	3.8%		2,315,157
Software	5.3%		3,232,850
Storage & Warehousing	0.2%		105,954
Telecommunications	3.5%		2,124,229
Textiles	0.2%		139,813
Toys, Games & Hobbies	—%	+	17,074
Transportation	2.2%		1,323,438
Trucking and Leasing	0.2%		140,459
Water	0.3%		174,010

	100.0%		$61,437,694

+ Rounded.

Summary of inputs used to value the Fund’s investments as of 12/31/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Advertising	$86,690	$86,690	$—	$—
Aerospace & Defense	1,036,712	1,036,712	—	—
Agriculture	201,078	201,078	—	—
Airlines	347,452	347,452	—	—
Apparel	569,579	569,579	—	—
Auto Manufacturers	32,136	32,136	—	—
Auto Parts & Equipment	828,825	828,825	—	—
Banks	5,048,238	5,048,238	—	—

ASSETS TABLE
Description	Total Market Value at 12/31/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS (continued)
Beverages	$134,942	$134,942	$—	$—
Biotechnology	2,014,844	2,014,844	—	—
Building Materials	783,868	783,868	—	—
Chemicals	1,303,470	1,303,470	—	—
Coal	120,304	120,304	—	—
Commercial Services	3,671,960	3,671,960	—	—
Computers	1,494,095	1,494,095	—	—
Cosmetics & Personal Care	52,856	52,856	—	—
Distribution & Wholesale	658,315	658,315	—	—
Diversified Financial Services	1,796,289	1,796,185	104	—
Electric	1,409,451	1,409,451	—	—
Electrical Components & Equipment	685,172	685,172	—	—
Electronics	1,445,560	1,445,560	—	—
Energy-Alternate Sources	243,903	243,903	—	—
Engineering & Construction	532,698	532,698	—	—
Entertainment	523,390	523,390	—	—
Environmental Control	373,641	373,641	—	—
Food	1,326,992	1,326,992	—	—
Forest Products & Paper	381,311	381,311	—	—
Gas	768,386	768,386	—	—
Hand & Machine Tools	73,934	73,934	—	—
Healthcare Products	2,552,483	2,552,483	—	—
Healthcare Services	1,166,534	1,166,534	—	—
Holding Companies	96,324	96,324	—	—
Home Builders	505,808	505,808	—	—
Home Furnishings	353,992	353,992	—	—
Hotels & Resorts	71,088	71,088	—	—
Household Products & Wares	285,796	285,796	—	—
Housewares	28,592	28,592	—	—
Insurance	2,091,996	2,091,996	—	—
Internet	1,528,630	1,528,630	—	—
Investment Companies	43,538	43,538	—	—
Iron & Steel	162,246	162,246	—	—
Leisure Time	473,034	473,034	—	—
Lodging	72,780	72,780	—	—
Machinery — Construction & Mining	59,939	59,939	—	—
Machinery — Diversified	628,215	628,215	—	—
Media	737,170	737,170	—	—
Metal Fabricate/Hardware	582,769	582,769	—	—
Mining	415,125	415,125	—	—
Miscellaneous Manufacturing	1,216,127	1,216,127	—	—
Office & Business Equipment	17,368	17,368	—	—
Office Furnishings	289,865	289,865	—	—

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Small Cap Index Fund

ASSETS TABLE
Description	Total Market Value at 12/31/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS (continued)
Oil & Gas	$1,039,909	$1,039,909	$—	$—
Oil & Gas Services	621,886	621,886	—	—
Packaging and Containers	297,526	297,526	—	—
Pharmaceuticals	2,974,790	2,974,790	—	—
Pipelines	150,891	150,891	—	—
Real Estate	297,249	297,249	—	—
Retail	4,048,404	4,048,404	—	—
Savings & Loans	1,108,545	1,108,545	—	—
Semiconductors	2,315,157	2,315,157	—	—
Software	3,232,850	3,232,850	—	—
Storage & Warehousing	105,954	105,954	—	—
Telecommunications	2,124,229	2,124,229	—	—
Textiles	139,813	139,813	—	—
Toys, Games & Hobbies	17,074	17,074	—	—
Transportation	1,323,438	1,323,438	—	—
Trucking and Leasing	140,459	140,459	—	—
Water	174,010	174,010	—	—
REAL ESTATE INVESTMENT TRUSTS	6,238,443	6,238,443	—	—
U.S. TREASURY OBLIGATIONS	139,992	—	139,992	—
RIGHTS	9,307	—	9,307	—
SHORT-TERM INVESTMENTS	1,542,300	1,542,300	—	—

TOTAL INVESTMENTS	$69,367,736	$69,218,333	$149,403	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — 92.9%
Australia — 7.0%
AGL Energy Ltd.	5,172	$56,412
ALS Ltd.	2,665	11,544
Alumina Ltd.*	24,432	35,297
Amcor Ltd.	8,920	98,141
AMP Ltd.	23,946	106,650
APA Group	8,753	52,914
Asciano Ltd.	6,807	33,336
ASX Ltd.	1,401	41,798
Aurizon Holdings Ltd.	15,495	57,987
Ausnet Services	17,025	18,393
Australia & New Zealand Banking Group Ltd.	21,015	546,809
Bank of Queensland Ltd.	2,849	28,068
Bendigo & Adelaide Bank Ltd.	3,464	36,018
BHP Billiton Ltd.	24,557	580,592
Boral Ltd.	7,228	31,018
Brambles Ltd.	11,190	96,393
Caltex Australia Ltd.	1,064	29,523
Coca-Cola Amatil Ltd.	4,861	36,701
Cochlear Ltd.	371	23,405
Commonwealth Bank of Australia	12,395	861,189
Computershare Ltd.	3,381	32,341
Crown Resorts Ltd.	2,801	28,806
CSL Ltd.	3,583	251,690
Dexus Property Group	6,834	38,686
Federation Centres	9,200	21,420
Flight Centre Travel Group Ltd.	439	11,621
Fortescue Metals Group Ltd.	13,816	30,335
Goodman Group	14,211	65,639
Harvey Norman Holdings Ltd.	3,235	8,830
Healthscope Ltd.*	7,253	16,024
Iluka Resources Ltd.	2,885	13,855
Incitec Pivot Ltd.	13,459	34,815
Insurance Australia Group Ltd.	19,230	97,641
Leighton Holdings Ltd.	829	15,095
Lend Lease Group	4,265	56,805
Macquarie Group Ltd.	2,346	110,630
Medibank Pvt. Ltd.*	21,209	41,729
Metcash Ltd.	6,248	9,416
Mirvac Group	26,971	39,015
National Australia Bank Ltd.	18,476	503,846
Newcrest Mining Ltd.	6,279	55,248
Novion Property Group	14,940	25,679
Orica Ltd.	2,861	43,841
Origin Energy Ltd.	8,774	83,015
Qantas Airways Ltd.*	6,627	12,872
QBE Insurance Group Ltd.	10,872	98,722
Ramsay Health Care Ltd.	980	45,431
REA Group Ltd.	400	14,666
Rio Tinto Ltd.	3,224	151,144
Santos Ltd.	7,589	50,693
Scentre Group*	41,494	117,560
Seek Ltd.	2,700	37,649
Sonic Healthcare Ltd.	3,379	50,836
Stockland	17,283	57,758
Suncorp Group Ltd.	9,636	110,080

	Number of Shares	Value†

Australia — (continued)
Sydney Airport	9,267	$35,479
Tabcorp Holdings Ltd.	6,501	21,946
Tatts Group Ltd.	12,832	36,090
Telstra Corp. Ltd.	33,844	164,307
The GPT Group	14,881	52,665
The GPT Group, In Specie~	16,419	0
Toll Holdings Ltd.	4,477	21,326
TPG Telecom Ltd.	2,224	12,166
Transurban Group	14,197	98,935
Treasury Wine Estates Ltd.	5,248	20,256
Wesfarmers Ltd.	8,771	296,965
Westfield Corp.	14,100	103,358
Westpac Banking Corp.	24,415	656,661
Woodside Petroleum Ltd.	5,940	183,708
Woolworths Ltd.	9,465	235,202
WorleyParsons Ltd.	1,418	11,615

		7,116,300

Austria — 0.2%
Andritz AG	668	36,724
Erste Group Bank AG	1,965	45,703
Immoeast AG~	2,678	0
IMMOFINANZ AG	6,387	16,086
OMV AG	1,135	30,138
Raiffeisen Bank International AG	750	11,460
Vienna Insurance Group AG Wiener Versicherung Gruppe	300	13,408
Voestalpine AG	1,009	39,869

		193,388

Belgium — 1.2%
Ageas	1,719	61,120
Anheuser-Busch InBev N.V.	6,144	691,456
Belgacom S.A.	1,133	41,109
Colruyt S.A.	647	30,079
Delhaize Group S.A.	900	65,543
Groupe Bruxelles Lambert S.A.	667	56,909
KBC Groep N.V.	1,797	100,291
Solvay S.A.	480	64,951
Telenet Group Holding N.V.*	377	21,156
UCB S.A.	1,013	77,026
Umicore S.A.	1,008	40,562

		1,250,202

Bermuda — 0.0%
Seadrill Ltd.	3,129	36,203

China — 0.1%
Sands China Ltd.	19,200	93,468
Yangzijiang Shipbuilding Holdings Ltd.	19,000	17,218

		110,686

Denmark — 1.4%
A.P. Moller - Maersk A/S, B Shares	55	109,392
A.P. Moller - Maersk A/S, A Shares	31	59,322
Carlsberg A/S, B Shares	840	64,512
Coloplast A/S, B Shares	905	75,734
Danske Bank A/S	5,150	139,235

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Denmark — (continued)
DSV A/S	1,264	$38,488
ISS A/S*	610	17,509
Novo Nordisk A/S, B Shares	15,346	649,133
Novozymes A/S, B Shares	1,916	80,651
Pandora A/S	923	74,816
TDC A/S	6,200	47,287
Tryg A/S	193	21,565
Vestas Wind Systems A/S*	1,794	65,152
William Demant Holding A/S*	138	10,498

		1,453,294

Finland — 0.8%
Elisa OYJ	1,000	27,295
Fortum OYJ	3,489	75,752
Kone OYJ, B Shares	2,334	106,262
Metso OYJ	661	19,790
Neste Oil OYJ	812	19,778
Nokia OYJ	28,055	221,882
Nokian Renkaat OYJ	765	18,661
Orion OYJ, B Shares	750	23,326
Sampo OYJ, A Shares	3,551	166,238
Stora Enso OYJ, R Shares	4,323	38,652
UPM-Kymmene OYJ	4,158	68,142
Wartsila OYJ Abp	1,184	52,994

		838,772

France — 8.6%
Accor S.A.	1,266	56,908
Aeroports de Paris	215	25,999
Air Liquide S.A.	2,597	321,353
Alcatel-Lucent*	21,121	75,555
Alstom S.A.	1,899	61,248
Arkema S.A.	577	38,161
AtoS S.A.	517	41,079
AXA S.A.	13,729	316,359
BNP Paribas S.A.	8,063	475,993
Bollore S.A.	4,400	20,038
Bouygues S.A.	1,207	43,583
Bureau Veritas S.A.	1,772	39,260
Cap Gemini S.A.	1,033	73,877
Carrefour S.A.	4,584	139,498
Casino Guichard Perrachon S.A.	468	43,039
Christian Dior S.A.	408	69,824
CNP Assurances	1,617	28,666
Compagnie de Saint-Gobain	3,494	148,009
Compagnie Generale des Establissements Michelin, B Shares	1,486	134,137
Credit Agricole S.A.	7,232	93,355
Danone S.A.	4,357	284,853
Dassault Systemes S.A.	976	59,517
Edenred	1,675	46,324
Electricite de France S.A.	2,020	55,607
Essilor International S.A.	1,615	180,104
Eurazeo S.A.	327	22,902
Eutelsat Communications S.A.	1,288	41,654
Fonciere Des Regions	262	24,215

	Number of Shares	Value†

France — (continued)
GDF Suez	10,880	$253,712
Gecina S.A.	190	23,719
Groupe Eurotunnel S.A.	3,742	48,310
Hermes International	126	44,867
ICADE	313	25,044
Iliad S.A.	205	49,290
Imerys S.A.	213	15,671
JCDecaux S.A.	400	13,772
Kering	548	105,310
Klepierre	874	37,528
L’Oreal S.A.	1,894	317,003
Lafarge S.A.	1,338	93,928
Lagardere S.C.A.	948	24,688
Legrand S.A.	2,075	108,851
LVMH Moet Hennessy Louis Vuitton S.A.	2,114	334,862
Natixis	7,282	48,051
Numericable-SFR*	671	33,241
Orange S.A.	13,811	234,880
Pernod Ricard S.A.	1,689	187,712
Peugeot S.A.	3,574	43,790
Publicis Groupe S.A.	1,450	103,988
Remy Cointreau S.A.	152	10,141
Renault S.A.	1,493	108,745
Rexel S.A.	1,862	33,360
Safran S.A.	2,129	131,349
Sanofi S.A.	9,096	829,289
Schneider Electric S.A.	3,929	286,147
SCOR SE	1,378	41,754
Societe BIC S.A.	246	32,699
Societe Generale S.A.	5,416	226,661
Sodexo	765	74,882
Suez Environment Co.	2,507	43,680
Technip S.A.	838	49,918
Thales S.A.	773	41,825
Total S.A.	16,413	840,873
Unibail-Rodamco SE	725	185,989
Valeo S.A.	573	71,299
Vallourec S.A.	794	21,519
Veolia Environment S.A.	2,970	52,607
Vinci S.A.	3,607	196,952
Vivendi S.A.	9,039	224,986
Wendel S.A.	253	28,347
Zodiac Aerospace	1,348	45,384

		8,687,740

Germany — 8.0%
Adidas AG	1,710	118,752
Allianz SE	3,480	576,381
Axel Springer AG	327	19,723
BASF SE	7,014	588,342
Bayer AG	6,334	863,380
Bayerische Motoren Werke AG	2,488	268,501
Beiersdorf AG	792	64,306
Brenntag AG	1,140	63,738
Celesio AG	516	16,631
Commerzbank AG*	7,602	99,713

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Germany — (continued)
Continental AG	878	$185,191
Daimler AG	7,340	609,618
Deutsche Annington Immobilien SE	1,781	60,468
Deutsche Bank AG	10,441	312,650
Deutsche Boerse AG	1,516	107,730
Deutsche Lufthansa AG	1,991	32,993
Deutsche Post AG	7,242	235,090
Deutsche Telekom AG	24,414	390,633
Deutsche Wohnen AG	2,258	53,266
E.ON SE	15,047	257,179
Fraport AG Frankfurt Airport Services Worldwide	272	15,695
Fresenius Medical Care AG & Co. KGaA	1,772	132,257
Fresenius SE & Co. KGaA	2,961	153,955
GEA Group AG	1,522	66,917
Hannover Rueck SE	474	42,760
HeidelbergCement AG	1,060	74,815
Henkel AG & Co. KGaA	823	79,723
Hugo Boss AG	325	39,758
Infineon Technologies AG	8,492	89,861
K+S AG	1,330	36,702
Kabel Deutschland Holding AG	172	23,309
LANXESS AG	691	32,002
Linde AG	1,395	256,963
MAN SE	297	33,077
Merck KGaA	1,016	95,614
Metro AG	1,107	33,839
Muenchener Ruckversicherungs AG	1,298	258,481
OSRAM Licht AG	667	26,186
ProSiebenSat.1 Media AG	1,773	74,082
RWE AG	3,801	117,317
SAP AG	7,014	489,777
Siemens AG	6,062	680,181
Symrise AG	897	54,040
Telefonica Deutschland Holding AG	4,698	24,899
ThyssenKrupp AG	3,706	94,406
TUI AG*	1,798	28,892
United Internet AG	908	40,901
Volkswagen AG	247	53,551

		8,074,245

Guernsey — 0.1%
Friends Life Group Ltd.	10,186	57,849

Hong Kong — 2.8%
AIA Group Ltd.	91,800	506,320
ASM Pacific Technology Ltd.	1,700	16,186
Bank of East Asia Ltd.	11,040	44,337
BOC Hong Kong Holdings Ltd.	27,500	91,634
Cathay Pacific Airways Ltd.	10,000	21,803
Cheung Kong Holdings Ltd.	11,000	184,215
Cheung Kong Infrastructure Holdings Ltd.	4,000	29,415
CLP Holdings Ltd.	14,000	121,232
First Pacific Co., Ltd.	15,750	15,553
Galaxy Entertainment Group Ltd.	18,000	100,021
Hang Lung Properties Ltd.	19,000	53,004

	Number of Shares	Value†

Hong Kong — (continued)
Hang Seng Bank Ltd.	5,600	$93,075
Henderson Land Development Co., Ltd.	9,130	63,456
HKT Trust & HKT Ltd.	21,240	27,664
Hong Kong & China Gas Co., Ltd.	49,145	111,969
Hong Kong Exchanges & Clearing Ltd.	8,230	181,691
Hutchison Whampoa Ltd.	17,000	194,337
Hysan Development Co., Ltd.	6,140	27,249
Kerry Properties Ltd.	3,509	12,659
Li & Fung Ltd.	50,000	46,811
MGM China Holdings Ltd.	8,400	21,209
MTR Corp., Ltd.	11,264	46,084
New World Development Co., Ltd.	46,324	53,180
Noble Group Ltd.	38,270	32,650
NWS Holdings Ltd.	12,295	22,552
PCCW Ltd.	33,068	22,516
Power Assets Holdings Ltd.	10,000	96,680
Shangri-La Asia Ltd.	6,666	9,134
Sino Land Co., Ltd.	21,063	33,813
SJM Holdings Ltd.	17,000	26,875
Sun Hung Kai Properties Ltd.	12,161	184,245
Swire Pacific Ltd., A Shares	5,000	64,902
Swire Properties Ltd.	9,336	27,470
Techtronic Industries Co.	11,000	35,289
The Link REIT	18,176	113,796
The Wharf Holdings Ltd.	11,000	78,970
WH Group Ltd.*	23,670	13,498
Wheelock & Co., Ltd.	7,000	32,501
Yue Yuen Industrial Holdings Ltd.	7,000	25,171

		2,883,166

Ireland — 0.8%
Anglo Irish Bank Corp. PLC~	3,146	0
Bank of Ireland*	220,348	82,695
CRH PLC*	5,376	129,269
Experian PLC	7,210	121,539
James Hardie Industries PLC	3,154	33,670
Kerry Group PLC, A Shares	1,174	81,107
Ryanair Holdings PLC ADR*	59	4,205
Shire PLC	4,642	329,118

		781,603

Israel — 0.5%
Bank Hapoalim BM	8,292	38,990
Bank Leumi Le-Israel BM*	11,337	38,730
Bezeq The Israeli Telecommunication Corp., Ltd.	15,011	26,627
Delek Group Ltd.	36	9,030
Israel Chemicals Ltd.	3,410	24,536
Mizrahi Tefahot Bank Ltd.*	783	8,194
NICE Systems Ltd.	400	20,229
Teva Pharmaceutical Industries Ltd.	6,458	370,204
The Israel Corp. Ltd.*	16	7,573

		544,113

Italy — 1.9%
Assicurazioni Generali SpA	8,750	179,663
Atlantia SpA	3,091	71,841

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Italy — (continued)
Banca Monte Dei Paschi di Siena SpA*	34,821	$19,837
Banco Popolare SC*	3,001	36,107
Enel Green Power SpA	13,747	28,802
Enel SpA	52,111	232,286
Eni SpA	19,331	338,612
Exor SpA	848	34,795
Finmeccanica SpA	3,179	29,548
Intesa Sanpaolo SpA	87,408	253,563
Intesa Sanpaolo SpA, RSP	4,624	11,393
Luxottica Group SpA	1,314	72,032
Mediobanca SpA	4,539	36,882
Pirelli & C. SpA	1,674	22,578
Prysmian SpA	1,833	33,404
Saipem SpA	2,015	21,123
Snam Rete Gas SpA	17,071	84,488
Telecom Italia SpA	84,348	89,956
Telecom Italia SpA, RSP	38,303	32,023
Terna Rete Elettrica Nasionale SpA	11,628	52,817
UniCredit SpA	33,145	212,315
Unione di Banche Italiane SCpA	7,359	52,634
Unipolsai SpA	8,602	23,160

		1,969,859

Japan — 19.7%
ABC-Mart, Inc.	200	9,678
Acom Co., Ltd.*	3,200	9,769
Advantest Corp.	1,200	14,873
Aeon Co., Ltd.	4,900	49,243
AEON Financial Service Co., Ltd.	700	13,826
Aeon Mall Co., Ltd.	710	12,582
Air Water, Inc.	1,000	15,839
Aisin Seiki Co., Ltd.	1,400	50,300
Ajinomoto Co., Inc.	4,000	74,468
Alfresa Holdings Corp.	1,600	19,322
Amada Co., Ltd.	3,000	25,706
ANA Holdings, Ltd.	11,000	27,199
Aozora Bank Ltd.	10,000	30,955
Asahi Glass Co., Ltd.	7,000	34,077
Asahi Group Holdings Ltd.	3,200	98,999
Asahi Kasei Corp.	9,000	82,102
Asics Corp.	1,000	24,075
Astellas Pharma, Inc.	17,000	236,676
Bandai Namco Holdings, Inc.	1,100	23,288
Benesse Holdings, Inc.	700	20,771
Bridgestone Corp.	4,800	166,473
Brother Industries Ltd.	1,500	27,191
Calbee, Inc.	400	13,779
Canon, Inc.	8,500	270,162
Casio Computer Co., Ltd.	1,500	22,946
Central Japan Railway Co.	1,100	164,864
Chiyoda Corp.	1,000	8,285
Chubu Electric Power Co., Inc.	5,100	59,930
Chugai Pharmaceutical Co., Ltd.	1,800	44,196
Citizen Holdings Co., Ltd.	1,400	10,772
Credit Saison Co., Ltd.	1,500	27,895
Dai Nippon Printing Co., Ltd.	5,000	45,033

	Number of Shares	Value†

Japan — (continued)
Daicel Corp.	2,000	$23,361
Daihatsu Motor Co., Ltd.	1,800	23,509
Daiichi Sankyo Co., Ltd.	4,500	62,922
Daikin Industries Ltd.	1,800	115,423
Daito Trust Construction Co., Ltd.	600	68,063
Daiwa House Industry Co., Ltd.	4,300	81,232
Daiwa Securities Group, Inc.	13,000	101,792
Denso Corp.	3,600	167,788
Dentsu, Inc.	1,800	75,675
Don Quijote Holdings Co., Ltd.	400	27,499
East Japan Railway Co.	2,500	188,427
Eisai Co., Ltd.	2,000	77,346
Electric Power Development Co., Ltd.	1,000	33,791
FamilyMart Co., Ltd.	500	18,832
FANUC Corp.	1,500	247,321
Fast Retailing Co., Ltd.	400	145,558
Fuji Electric Co., Ltd.	4,000	15,948
Fuji Heavy Industries Ltd.	4,500	159,237
FUJIFILM Holdings Corp.	3,300	100,695
Fujitsu Ltd.	13,000	69,312
Fukuoka Financial Group, Inc.	6,000	30,933
GungHo Online Entertainment, Inc.	3,000	10,862
Hakuhodo DY Holdings, Inc.	2,500	23,925
Hamamatsu Photonics K.K.	500	23,801
Hankyu Hanshin Holdings, Inc.	10,000	53,641
Hino Motors Ltd.	2,000	26,327
Hirose Electric Co., Ltd.	200	23,205
Hisamitsu Pharmaceutical Co., Ltd.	400	12,613
Hitachi Chemical Co., Ltd.	1,000	17,667
Hitachi Construction Machinery Co., Ltd.	1,000	21,143
Hitachi High-Technologies Corp.	500	14,363
Hitachi Ltd.	36,000	265,708
Hitachi Metals Ltd.	2,000	33,982
Hokuhoku Financial Group, Inc.	10,000	20,165
Hokuriku Electric Power Co.	1,200	15,324
Honda Motor Co., Ltd.	12,400	363,795
Hoya Corp.	3,500	118,387
Hulic Co., Ltd.	2,500	24,993
Ibiden Co., Ltd.	1,300	19,196
Idemitsu Kosan Co., Ltd.	400	6,605
IHI Corp.	12,000	60,773
Iida Group Holdings Co., Ltd.	1,000	12,182
Inpex Corp.	7,200	80,157
Isetan Mitsukoshi Holdings Ltd.	2,500	30,935
Isuzu Motors Ltd.	4,500	54,811
ITOCHU Corp.	11,800	125,966
Itochu Technology Solutions Corp.	300	10,585
J. Front Retailing Co., Ltd.	2,000	23,164
Japan Airlines Co., Ltd.	1,000	29,649
Japan Display, Inc.	3,000	9,156
Japan Exchange Group, Inc.	2,000	46,622
Japan Prime Realty Investment Corp.	5	17,397
Japan Real Estate Investment Corp.	10	48,183
Japan Retail Fund Investment Corp.	20	42,266
Japan Tobacco, Inc.	8,300	228,439
JFE Holdings, Inc.	3,700	82,513

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
JGC Corp.	1,000	$20,587
JSR Corp.	1,100	18,881
JTEKT Corp.	1,500	25,245
JX Holdings, Inc.	17,690	68,843
Kajima Corp.	7,000	28,786
Kakaku.Com, Inc.	1,100	15,737
Kamigumi Co., Ltd.	2,000	17,816
Kaneka Corp.	2,000	10,716
Kansai Paint Co., Ltd.	2,000	30,984
Kao Corp.	3,800	149,851
Kawasaki Heavy Industries Ltd.	10,000	45,475
KDDI Corp.	4,400	276,426
Keihan Electric Railway Co., Ltd.	3,000	16,054
Keikyu Corp.	4,000	29,595
Keio Corp.	5,000	35,968
Keisei Electric Railway Co., Ltd.	2,000	24,319
Keyence Corp.	341	151,948
Kikkoman Corp.	1,000	24,509
Kintetsu Corp.	13,000	42,743
Kirin Holdings Co., Ltd.	5,800	72,070
Kobe Steel Ltd.	26,000	44,785
Koito Manufacturing Co., Ltd.	600	18,355
Komatsu Ltd.	7,300	161,388
Konami Corp.	600	11,000
Konica Minolta, Inc.	4,000	43,584
Kubota Corp.	9,000	130,633
Kuraray Co., Ltd.	2,400	27,268
Kurita Water Industries Ltd.	800	16,682
Kyocera Corp.	2,600	118,975
Kyowa Hakko Kirin Co., Ltd.	2,000	18,833
Kyushu Electric Power Co., Inc.	2,900	29,044
Lawson, Inc.	600	36,257
LIXIL Group Corp.	2,300	48,405
M3, Inc.	1,000	16,732
Mabuchi Motor Co., Ltd.	400	15,877
Makita Corp.	800	36,050
Marubeni Corp.	13,000	77,784
Marui Group Co., Ltd.	1,500	13,530
Maruichi Steel Tube Ltd.	300	6,385
Mazda Motor Corp.	3,900	93,661
McDonald’s Holdings Co., Ltd.	700	15,321
Medipal Holdings Corp.	1,500	17,520
MEIJI Holdings Co., Ltd.	500	45,490
Minebea Co., Ltd.	2,000	29,536
Miraca Holdings, Inc.	400	17,208
Mitsubishi Chemical Holdings Corp.	9,500	46,080
Mitsubishi Corp.	10,500	192,151
Mitsubishi Electric Corp.	15,000	178,171
Mitsubishi Estate Co., Ltd.	9,000	189,638
Mitsubishi Gas Chemical Co., Inc.	3,000	15,057
Mitsubishi Heavy Industries Ltd.	24,000	132,446
Mitsubishi Logistics Corp.	1,000	14,544
Mitsubishi Materials Corp.	7,000	23,222
Mitsubishi Motors Corp.	5,200	47,504
Mitsubishi Tanabe Pharma Corp.	1,900	27,851

	Number of Shares	Value†

Japan — (continued)
Mitsubishi UFJ Financial Group, Inc.	97,200	$534,039
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,600	21,633
Mitsui & Co., Ltd.	12,700	170,093
Mitsui Chemicals, Inc.	5,000	14,162
Mitsui Fudosan Co., Ltd.	7,000	187,709
Mitsui OSK Lines Ltd.	10,000	29,627
Mixi, Inc.	200	7,374
Mizuho Financial Group, Inc.	173,980	291,643
MS&AD Insurance Group Holdings, Inc.	3,590	85,077
Murata Manufacturing Co., Ltd.	1,600	174,594
Nabtesco Corp.	700	16,918
Nagoya Railroad Co., Ltd.	7,000	26,063
NEC Corp.	21,000	61,026
Nexon Co. Ltd.	1,100	10,254
NGK Insulators Ltd.	2,000	40,997
NGK Spark Plug Co., Ltd.	1,400	42,540
NH Foods Ltd.	1,000	21,878
NHK Spring Co., Ltd.	1,200	10,442
Nidec Corp.	1,600	103,337
Nikon Corp.	2,900	38,532
Nintendo Co., Ltd.	800	83,486
Nippon Building Fund, Inc.	10	50,201
Nippon Electric Glass Co., Ltd.	2,000	9,000
Nippon Express Co., Ltd.	8,000	40,542
Nippon Paint Co., Ltd.	1,000	28,978
Nippon Prologis REIT, Inc.	10	21,713
Nippon Steel & Sumitomo Metal Corp.	59,170	146,779
Nippon Telegraph & Telephone Corp.	2,800	143,031
Nippon Yusen K.K.	13,000	36,719
Nissan Motor Co., Ltd.	19,400	169,202
Nisshin Seifun Group, Inc.	1,815	17,571
Nissin Foods Holdings Co., Ltd.	500	23,832
Nitori Holdings Co., Ltd.	600	32,237
Nitto Denko Corp.	1,200	67,051
NOK Corp.	1,000	25,453
Nomura Holdings, Inc.	28,500	161,282
Nomura Real Estate Holdings, Inc.	1,000	17,112
Nomura Research Institute Ltd.	600	18,351
NSK Ltd.	4,000	47,227
NTT Data Corp.	1,000	37,255
NTT DOCOMO, Inc.	11,400	166,019
NTT Urban Development Corp.	1,000	10,071
Obayashi Corp.	6,000	38,677
Odakyu Electric Railway Co., Ltd.	5,000	44,291
Oji Holdings Corp.	6,000	21,467
Olympus Corp.	2,000	70,061
Omron Corp.	1,600	71,577
Ono Pharmaceutical Co., Ltd.	600	53,121
Oracle Corp. Japan	200	8,149
Oriental Land Co., Ltd.	400	92,246
ORIX Corp.	9,700	122,053
Osaka Gas Co., Ltd.	16,000	59,759
Otsuka Corp.	300	9,513
Otsuka Holdings Co., Ltd.	3,000	89,944
Panasonic Corp.	16,400	193,166

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Park24 Co., Ltd.	800	$11,777
Rakuten, Inc.	6,200	86,216
Recruit Holdings Co., Ltd.	1,000	28,719
Resona Holdings, Inc.	17,800	89,917
Ricoh Co., Ltd.	5,000	50,545
Rinnai Corp.	300	20,158
Rohm Co., Ltd.	600	36,152
Sankyo Co., Ltd.	400	13,722
Sanrio Co., Ltd.	300	7,412
Santen Pharmaceutical Co., Ltd.	600	32,301
SBI Holdings, Inc.	1,710	18,683
Secom Co., Ltd.	1,700	97,673
Sega Sammy Holdings, Inc.	1,200	15,353
Seibu Holdings, Inc.	1,000	20,388
Seiko Epson Corp.	1,100	46,029
Sekisui Chemical Co., Ltd.	3,000	36,093
Sekisui House Ltd.	4,000	52,632
Seven & I Holdings Co., Ltd.	5,600	201,440
Seven Bank Ltd.	5,300	22,247
Sharp Corp.	11,000	24,335
Shikoku Electric Power Co., Inc.	1,300	15,769
Shimadzu Corp.	2,000	20,344
Shimamura Co., Ltd.	200	17,259
Shimano, Inc.	600	77,713
Shimizu Corp.	5,000	33,960
Shin-Etsu Chemical Co., Ltd.	3,200	208,319
Shinsei Bank Ltd.	14,000	24,366
Shionogi & Co., Ltd.	2,100	54,255
Shiseido Co., Ltd.	3,200	44,878
Showa Shell Sekiyu K.K.	1,000	9,850
SMC Corp.	400	104,890
SoftBank Corp.	7,300	434,520
Sompo Japan Nipponkoa Holdings, Inc.	2,825	71,042
Sony Corp.	8,300	169,397
Sony Financial Holdings, Inc.	1,200	17,670
Stanley Electric Co., Ltd.	1,300	28,071
Sumitomo Chemical Co., Ltd.	12,000	47,241
Sumitomo Corp.	8,100	83,193
Sumitomo Dainippon Pharma Co., Ltd.	1,400	13,557
Sumitomo Electric Industries Ltd.	5,900	73,687
Sumitomo Heavy Industries Ltd.	3,000	16,137
Sumitomo Metal Mining Co., Ltd.	4,000	59,660
Sumitomo Mitsui Financial Group, Inc.	9,600	347,066
Sumitomo Mitsui Trust Holdings, Inc.	25,430	97,404
Sumitomo Realty & Development Co., Ltd.	3,000	102,207
Sumitomo Rubber Industries Ltd.	1,200	17,839
Suntory Beverage & Food Ltd.	1,000	34,549
Suruga Bank Ltd.	1,000	18,377
Suzuken Co., Ltd.	400	11,049
Suzuki Motor Corp.	2,800	83,909
Sysmex Corp.	1,000	44,382
T&D Holdings, Inc.	5,100	61,138
Taiheiyo Cement Corp.	8,000	25,099
Taisei Corp.	8,000	45,376
Taisho Pharmaceutical Holdings Co., Ltd.	300	18,330

	Number of Shares	Value†

Japan — (continued)
Taiyo Nippon Sanso Corp.	1,000	$11,009
Takashimaya Co., Ltd.	2,000	15,969
Takeda Pharmaceutical Co., Ltd.	5,900	244,247
TDK Corp.	900	53,006
Teijin Ltd.	6,000	15,947
Terumo Corp.	2,200	49,932
The Bank of Kyoto Ltd.	3,000	25,079
The Bank of Yokohama Ltd.	10,000	54,313
The Chiba Bank Ltd.	5,000	32,764
The Chugoku Bank Ltd.	1,000	13,631
The Chugoku Electric Power Co., Inc.	2,100	27,456
The Dai-ichi Life Insurance Co., Ltd.	8,500	129,029
The Gunma Bank Ltd.	3,000	19,469
The Hachijuni Bank Ltd.	4,000	25,694
The Hiroshima Bank Ltd.	4,000	19,038
The Iyo Bank Ltd.	2,000	21,661
The Joyo Bank Ltd.	6,000	29,711
The Kansai Electric Power Co., Inc.	5,900	56,127
The Shizuoka Bank Ltd.	4,000	36,577
The Yokohama Rubber Co., Ltd.	2,000	18,211
THK Co., Ltd.	1,000	24,032
Tobu Railway Co., Ltd.	9,000	38,485
Toho Co., Ltd.	900	20,421
Toho Gas Co., Ltd.	3,000	14,677
Tohoku Electric Power Co., Inc.	3,100	36,073
Tokio Marine Holdings, Inc.	5,400	175,380
Tokyo Electric Power Co., Inc.*	12,200	49,621
Tokyo Electron Ltd.	1,400	106,162
Tokyo Gas Co., Ltd.	17,000	91,726
Tokyo Tatemono Co., Ltd.	3,000	21,833
Tokyu Corp.	10,000	61,965
Tokyu Fudosan Holdings Corp.	4,000	27,753
TonenGeneral Sekiyu K.K.	2,000	17,073
Toppan Printing Co., Ltd.	4,000	25,990
Toray Industries, Inc.	11,000	87,890
Toshiba Corp.	32,000	134,954
TOTO Ltd.	2,000	23,265
Toyo Seikan Group Holdings Ltd.	1,000	12,422
Toyo Suisan Kaisha Ltd.	600	19,319
Toyoda Gosei Co., Ltd.	400	8,046
Toyota Industries Corp.	1,200	61,502
Toyota Motor Corp.	20,900	1,302,434
Toyota Tsusho Corp.	1,800	41,814
Trend Micro, Inc.	800	22,107
Unicharm Corp.	3,000	71,907
United Urban Investment Corp.	19	29,908
USS Co., Ltd.	2,200	33,802
West Japan Railway Co.	1,300	61,462
Yahoo! Japan Corp.	10,400	37,273
Yakult Honsha Co., Ltd.	700	36,949
Yamada Denki Co., Ltd.	8,300	27,847
Yamaguchi Financial Group, Inc.	2,000	20,554
Yamaha Corp.	1,600	23,584
Yamaha Motor Co., Ltd.	2,400	48,018
Yamato Holdings Co., Ltd.	2,800	55,445

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Yamato Kogyo Co., Ltd.	300	$8,391
Yamazaki Baking Co., Ltd.	1,000	12,339
Yaskawa Electric Corp.	2,000	25,546
Yokogawa Electric Corp.	2,000	21,946

		20,030,112

Jersey — 0.1%
Randgold Resources Ltd.	735	49,899

Luxembourg — 0.4%
Altice S.A.*	694	54,804
ArcelorMittal	8,260	90,496
Millicom International Cellular S.A.	489	36,232
RTL Group S.A.	294	28,035
SES S.A.	2,387	85,646
Tenaris S.A.	3,987	60,247

		355,460

Macau — 0.0%
Wynn Macau Ltd.	12,400	34,594

Netherlands — 4.5%
Aegon N.V.	13,094	98,414
Airbus Group N.V.	4,420	218,517
Akzo Nobel N.V.	1,753	121,290
ASML Holding N.V.	2,705	292,269
CNH Industrial N.V.	7,320	59,256
Corio N.V.	573	28,061
Delta Lloyd N.V.	1,629	35,822
Gemalto N.V.	668	54,517
Heineken Holdings N.V.	898	56,216
Heineken N.V.	1,880	133,495
ING Groep N.V.*	29,258	378,005
Koninklijke Ahold NV	7,270	129,209
Koninklijke Boskalis Westminster N.V.	632	34,574
Koninklijke DSM N.V.	1,421	86,671
Koninklijke KPN N.V.	25,159	79,436
Koninklijke Philips N.V.	7,261	210,468
Koninklijke Vopak N.V.	584	30,299
NN Group NV*	843	25,167
OCI N.V.*	783	27,225
QIAGEN N.V.*	1,994	46,446
Randstad Holding N.V.	923	44,412
Reed Elsevier N.V.	5,178	123,654
Royal Dutch Shell PLC, A Shares	30,175	1,007,029
Royal Dutch Shell PLC, B Shares	18,661	644,759
TNT Express N.V.	3,470	23,133
Unilever N.V.	12,393	484,787
Wolters Kluwer N.V.	2,160	65,913

		4,539,044

New Zealand — 0.2%
Auckland International Airport Ltd.	7,482	24,619
Contact Energy Ltd.	2,990	14,849
Fletcher Building Ltd.	4,795	30,893
Meridian Energy Ltd.	7,526	10,281
Mighty River Power Ltd.	4,163	9,655

	Number of Shares	Value†

New Zealand — (continued)
Ryman Healthcare Ltd.	2,831	$18,779
Spark New Zealand Ltd.	16,634	40,323

		149,399

Norway — 0.6%
DNB ASA	7,620	112,400
Gjensidige Forsikring ASA	1,418	23,138
Norsk Hydro ASA	10,203	57,474
Orkla ASA	6,430	43,772
Statoil ASA	8,879	156,331
Telenor ASA	6,070	122,788
Yara International ASA	1,246	55,487

		571,390

Portugal — 0.1%
Banco Comercial Portugues S.A.*	240,809	18,896
Banco Espirito Santo S.A.*~	27,017	0
EDP — Energias de Portugal S.A.	16,826	65,245
Galp Energia SGPS, S.A.	2,726	27,683
Jeronimo Martins SGPS, S.A.	2,107	21,113

		132,937

Singapore — 1.5%
Ascendas Real Estate Investment Trust	15,000	26,906
CapitaCommercial Trust	16,000	21,124
CapitaLand Ltd.	18,000	44,754
CapitaMall Trust	21,700	33,318
City Developments Ltd.	3,000	23,145
ComfortDelGro Corp. Ltd.	14,000	27,397
DBS Group Holdings Ltd.	13,514	209,215
Genting Singapore PLC	54,000	43,783
Global Logistic Properties Ltd.	26,000	48,474
Golden Agri-Resources Ltd.	65,000	22,496
Hutchison Port Holdings Trust	35,100	24,219
Jardine Cycle & Carriage Ltd.	1,000	32,038
Keppel Corp. Ltd.	11,600	77,318
Keppel Land Ltd.	5,431	13,991
Oversea-Chinese Banking Corp. Ltd.	23,096	181,719
Sembcorp Industries Ltd.	9,000	30,141
SembCorp Marine Ltd.	7,000	17,176
Singapore Airlines Ltd.	4,000	34,894
Singapore Exchange Ltd.	6,000	35,275
Singapore Press Holdings Ltd.	10,000	31,745
Singapore Technologies Engineering Ltd.	12,000	30,715
Singapore Telecommunications Ltd.	63,000	184,924
StarHub Ltd.	5,000	15,622
Suntec Real Estate Investment Trust	16,000	23,669
United Overseas Bank Ltd.	9,609	177,325
UOL Group Ltd.	4,128	21,580
Wilmar International Ltd.	17,000	41,423

		1,474,386

Spain — 3.2%
Abertis Infraestructuras S.A.	3,451	68,433
ACS Actividades de Construccion y Servicios S.A.	1,370	47,752
Amadeus IT Holding S.A.	3,040	121,075

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Spain — (continued)
Banco Bilbao Vizcaya Argentaria S.A.	45,630	$430,949
Banco Bilbao Vizcaya Argentaria SA*	45,630	4,362
Banco de Sabadell S.A.	26,016	68,837
Banco Popular Espanol S.A.	13,439	66,991
Banco Santander S.A.	94,069	789,534
Bankia S.A.*	36,141	53,631
Bankinter S.A.	4,820	38,723
CaixaBank	17,000	89,078
Distribuidora Internacional de Alimentacion S.A.	4,084	27,674
Enagas S.A.	1,740	54,882
Ferrovial S.A.	3,441	68,022
Gas Natural SDG S.A.	2,914	73,202
Grifols S.A.	1,252	49,959
Iberdrola S.A.	39,157	263,948
Inditex S.A.	8,156	232,654
Mapfre S.A.	8,177	27,638
Red Electrica Corporacion S.A.	908	80,042
Repsol S.A.	8,161	152,781
Repsol SA*	8,161	4,513
Telefonica S.A.	32,047	460,117
Zardoya Otis S.A.	1,544	17,122

		3,291,919

Sweden — 2.8%
Alfa Laval AB	2,688	50,830
Assa Abloy AB, B Shares	2,432	128,450
Atlas Copco AB, A Shares	5,275	146,780
Atlas Copco AB, B Shares	2,722	69,677
Boliden AB	1,883	30,099
Electrolux AB, B Shares	1,720	50,257
Elekta AB, B Shares	3,250	33,227
Getinge AB, B Shares	1,448	32,974
Hennes & Mauritz AB, B Shares	7,149	297,005
Hexagon AB, B Shares	2,081	64,198
Husqvarna AB, B Shares	2,834	20,831
ICA Gruppen AB	521	20,287
Industrivarden AB, C Shares	1,227	21,298
Investment AB Kinnevik, B Shares	1,832	59,575
Investor AB, B Shares	3,414	124,126
Lundin Petroleum AB*	1,488	21,294
Nordea Bank AB	22,880	264,854
Sandvik AB	8,213	79,856
Securitas AB, B Shares	1,984	24,002
Skandinaviska Enskilda Banken AB, A Shares	12,133	154,072
Skanska AB, B Shares	2,985	64,089
SKF AB, B Shares	3,338	70,317
Svenska Cellulosa AB SCA, B Shares	4,703	101,391
Svenska Handelsbanken AB, A Shares	3,762	176,016
Swedbank AB, A Shares	6,778	168,168
Swedish Match AB	1,496	46,876
Tele2 AB, B Shares	2,927	35,469
Telefonaktiebolaget LM Ericsson, B Shares	22,907	277,360
TeliaSonera AB	18,708	120,281
Volvo AB, B Shares	11,928	128,626

		2,882,285

	Number of Shares	Value†

Switzerland — 9.3%
ABB Ltd.	16,654	$352,368
Actelion Ltd.	725	83,463
Adecco S.A.	1,364	93,760
Aryzta AG	739	56,792
Baloise Holding AG	408	52,147
Barry Callebaut AG	17	17,429
Chocoladefabriken Lindt & Spruengli AG	1	57,702
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	7	34,611
Cie Financiere Richemont S.A.	3,943	349,581
Coca-Cola HBC AG	1,371	26,103
Credit Suisse Group AG	11,441	287,412
EMS-Chemie Holding AG	65	26,314
Geberit AG	269	91,003
Givaudan S.A.	74	132,745
Glencore PLC	80,695	372,475
Holcim Ltd.	1,694	121,094
Julius Baer Group Ltd.	1,895	86,522
Kuehne + Nagel International AG	444	60,311
Lonza Group AG	459	51,680
Nestle S.A.	24,807	1,808,455
Novartis AG	17,687	1,640,354
Pargesa Holding S.A.	272	20,989
Partners Group Holding AG	138	40,149
Roche Holding AG	5,401	1,463,359
Schindler Holding AG	145	20,789
Schindler Holding AG, Participation Certificates	349	50,383
SGS S.A.	43	87,805
Sika AG	18	53,099
Sonova Holding AG	427	62,731
STMicroelectronics N.V.	4,919	36,703
Sulzer AG	188	20,111
Swiss Life Holding AG	272	64,288
Swiss Prime Site AG	430	31,538
Swiss Re AG	2,781	232,969
Swisscom AG	183	96,027
Syngenta AG	696	223,874
The Swatch Group AG	253	112,397
The Swatch Group AG, Registered Shares	366	31,587
Transocean Ltd.	3,010	55,233
UBS Group AG	27,777	477,478
Wolseley PLC	2,086	119,261
Zurich Insurance Group AG	1,128	352,503

		9,455,594

United Kingdom — 17.1%
3i Group PLC	8,442	58,864
Aberdeen Asset Management PLC	7,687	51,364
Admiral Group PLC	1,518	31,142
Aggreko PLC	2,157	50,301
AMEC PLC	2,494	32,938
Anglo American PLC	10,459	193,538
Antofagasta PLC	3,403	39,652
ARM Holdings PLC	11,309	173,734

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
United Kingdom — (continued)
Ashtead Group PLC	3,679	$65,339
Associated British Foods PLC	2,872	140,410
AstraZeneca PLC	9,647	681,376
Aviva PLC	21,899	164,536
Babcock International Group PLC	1,759	28,816
BAE Systems PLC	25,041	183,130
Barclays PLC	124,639	468,560
BG Group PLC	25,932	347,015
BHP Billiton PLC	16,047	343,909
BP PLC	141,388	897,473
British American Tobacco PLC	14,337	776,937
British Sky Broadcasting Group PLC	7,899	110,241
BT Group PLC	61,952	385,346
Bunzl PLC	2,435	66,566
Burberry Group PLC	3,582	90,882
Capita PLC	5,526	92,658
Carnival PLC	1,577	71,747
Centrica PLC	37,872	164,040
Cobham PLC	8,466	42,500
Compass Group PLC	12,494	213,559
Croda International PLC	1,214	50,107
Diageo PLC	19,141	548,335
Direct Line Insurance Group PLC	10,377	46,941
Dixons Carphone PLC	7,844	56,344
easyJet PLC	1,334	34,523
Fiat Chrysler Automobiles NV*	6,477	75,261
Fresnillo PLC	1,200	14,262
G4S PLC	12,521	54,011
GKN PLC	13,828	73,603
GlaxoSmithKline PLC	37,191	797,882
Hammerson PLC	5,215	48,838
Hargreaves Lansdown PLC	1,892	29,604
HSBC Holdings PLC	146,604	1,385,375
ICAP PLC	4,325	30,285
IMI PLC	1,958	38,306
Imperial Tobacco Group PLC	7,218	317,733
Indivior PLC*	4,937	11,496
Inmarsat PLC	3,494	43,324
Intercontinental Hotels Group PLC	1,628	65,505
International Consolidated Airlines Group S.A. (London Main Market Exchange)	2,764	20,808
International Consolidated Airlines Group S.A. (Spanish Stock Exchange)*	5,668	42,223
Intertek Group PLC	1,257	45,493
Intu Properties PLC	5,533	28,605
Investec PLC	4,543	38,063
ITV PLC	30,751	102,577
J. Sainsbury PLC	9,762	37,278
Johnson Matthey PLC	1,610	84,704
Kingfisher PLC	18,641	98,539
Land Securities Group PLC	5,665	101,832
Legal & General Group PLC	43,740	168,887
Lloyds Banking Group PLC	435,019	511,696
London Stock Exchange Group PLC	1,764	60,698
Marks & Spencer Group PLC	12,979	96,102

	Number of Shares	Value†

United Kingdom — (continued)
Meggitt PLC	5,739	$46,166
Melrose Industries PLC	8,437	34,925
Merlin Entertainments PLC	3,376	20,890
National Grid PLC	28,998	411,462
Next PLC	1,232	130,662
Old Mutual PLC	38,468	113,372
Pearson PLC	5,952	109,923
Persimmon PLC	2,549	62,257
Petrofac Ltd.	1,906	20,764
Prudential PLC	19,482	450,415
Reckitt Benckiser Group PLC	4,937	399,868
Reed Elsevier PLC	8,393	143,369
Rexam PLC	5,992	42,184
Rio Tinto PLC	9,679	446,174
Rolls-Royce Holdings PLC	14,045	188,679
Royal Bank of Scotland Group PLC*	19,867	120,875
Royal Mail PLC	5,386	35,892
RSA Insurance Group PLC	7,501	50,643
SABMiller PLC	7,313	381,236
Schroders PLC	799	33,208
Segro PLC	6,316	36,182
Severn Trent PLC	2,104	65,622
Smith & Nephew PLC	7,021	126,607
Smiths Group PLC	3,378	57,440
Sports Direct International PLC*	2,156	23,718
SSE PLC	7,227	182,606
Standard Chartered PLC	18,669	279,212
Standard Life PLC	19,605	121,439
Subsea 7 S.A.	1,806	18,481
Tate & Lyle PLC	3,269	30,629
Tesco PLC	64,072	186,815
The British Land Co. PLC	7,874	94,950
The Sage Group PLC	8,870	64,064
The Weir Group PLC	1,674	48,003
Travis Perkins PLC	2,061	59,324
Tullow Oil PLC	7,372	47,508
Unilever PLC	9,733	395,435
United Utilities Group PLC	4,694	66,673
Vodafone Group PLC	201,988	692,543
W.M. Morrison Supermarkets PLC	17,966	51,262
Whitbread PLC	1,474	109,085
William Hill PLC	7,259	40,789
WPP PLC	9,883	205,484

		17,372,648

TOTAL COMMON STOCKS (Cost $76,948,101)		94,337,087

PREFERRED STOCKS — 0.6%
Germany — 0.6%
Bayerische Motoren Werke AG	477	38,971
Fuchs Petrolub SE	598	23,818
Henkel AG & Co. KGaA	1,395	150,267
Porsche Automobil Holding SE	1,203	97,290
Volkswagen AG	1,220	271,152

		581,498

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Developed International Index Fund

	Number of Shares	Value†
PREFERRED STOCKS — (continued)
United Kingdom — 0.0%
Rolls-Royce Holdings PLC, Series C~	1,264,050	$1,970

TOTAL PREFERRED STOCKS (Cost $360,949)		583,468

WARRANTS — 0.0%
Belgium — 0.0%
Anheuser-Busch InBev N.V.* 02/27/13 (Cost $0)	256	0

SHORT-TERM INVESTMENTS — 1.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,086,303)	1,086,303	1,086,303

TOTAL INVESTMENTS — 94.6% (Cost $78,395,353)		$96,006,858

Other Assets & Liabilities — 5.4%		5,503,384

TOTAL NET ASSETS — 100.0%		$101,510,242

†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2014 is $1,970.

ADR — American Depository Receipt.

PLC — Public Limited Company.

REIT — Real Estate Investment Trust.

COMMON STOCKS INDUSTRY DIVERSIFICATION (Unaudited)	% of Market Value		Value†
Advertising	0.4%		$422,844
Aerospace & Defense	0.8%		738,419
Agriculture	1.5%		1,433,904
Airlines	0.3%		261,169
Apparel	0.8%		748,191
Auto Manufacturers	3.8%		3,612,481
Auto Parts & Equipment	1.3%		1,219,421
Banks	14.5%		13,654,594
Beverages	2.5%		2,361,781
Biotechnology	0.3%		332,341
Building & Real Estate	0.1%		62,257
Building Materials	1.2%		1,088,896
Building-Maintenance Service	—%		17,509
Chemicals	3.8%		3,555,174
Commercial Services	1.6%		1,518,549
Computers	0.4%		381,485
Cosmetics & Personal Care	0.7%		647,945
Distribution & Wholesale	0.9%		889,111
Diversified	—%	+	26,906
Diversified Financial Services	1.6%		1,467,817
Diversified Operations	0.2%		163,327
Electric	2.8%		2,642,198
Electrical Components & Equipment	1.1%		1,067,818

COMMON STOCKS INDUSTRY DIVERSIFICATION (Unaudited)	% of Market Value		Value†
Electronics	1.4%		$1,292,545
Energy-Alternate Sources	0.2%		150,366
Engineering & Construction	1.2%		1,136,890
Entertainment	0.2%		184,425
Environmental Control	—%	+	16,682
Food	5.2%		4,955,753
Forest Products & Paper	0.2%		229,652
Gas	1.0%		976,096
Hand & Machine Tools	0.4%		367,237
Healthcare Products	1.0%		932,371
Healthcare Services	0.3%		274,823
Holding Companies	0.6%		565,622
Home Builders	0.2%		182,139
Home Furnishings	0.5%		437,155
Hotels & Resorts	0.3%		254,080
Household Products & Wares	0.6%		533,121
Industrial	0.2%		188,679
Insurance	5.8%		5,444,047
Internet	0.3%		331,962
Investment Companies	0.4%		355,678
Iron & Steel	0.6%		571,556
Leisure Time	0.3%		248,036
Lodging	0.3%		311,047
Machinery — Construction & Mining	0.4%		398,988
Machinery — Diversified	1.2%		1,121,089
Media	1.2%		1,115,486
Metal Fabricate/Hardware	0.4%		334,145
Mining	2.7%		2,550,903
Miscellaneous Manufacturing	1.3%		1,199,203
Mixed Industrial/Office	0.5%		470,180
Office & Business Equipment	0.4%		366,736
Oil & Gas	5.5%		5,175,171
Oil & Gas Services	0.1%		124,743
Packaging and Containers	0.2%		152,747
Pharmaceuticals	8.6%		8,158,025
Pipelines	0.1%		52,914
Real Estate	1.9%		1,772,861
Real Estate Investment Trusts	1.0%		970,578
Real Estate Management Services	0.1%		60,468
Retail	3.0%		2,819,936
Semiconductors	0.8%		751,067
Shipbuilding	—%	+	34,394
Software	0.8%		793,049
Storage & Warehousing	—%	+	14,544
Telecommunications	5.6%		5,272,076
Textiles	0.1%		131,105
Toys, Games & Hobbies	0.1%		114,186
Transportation	1.9%		1,812,056
Travel Services	—%	+	28,892
Venture Capital	0.1%		58,864
Water	0.2%		228,582

	100.0%		$94,337,087

+ Rounded.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Developed International Index Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Australia	$7,116,300	$98,141	$7,018,159	$—
Austria	193,388	—	193,388	—
Belgium	1,250,202	—	1,250,202	—
Bermuda	36,203	—	36,203	—
China	110,686	—	110,686	—
Denmark	1,453,294	10,498	1,442,796	—
Finland	838,772	—	838,772	—
France	8,687,740	115,230	8,572,510	—
Germany	8,074,245	28,892	8,045,353	—
Guernsey	57,849	—	57,849	—
Hong Kong	2,883,166	188,271	2,694,895	—
Ireland	781,603	4,205	777,398	—
Israel	544,113	—	544,113	—
Italy	1,969,859	—	1,969,859	—
Japan	20,030,112	28,719	20,001,393	—
Jersey	49,899	—	49,899	—
Luxembourg	355,460	54,804	300,656	—
Macau	34,594	—	34,594	—
Netherlands	4,539,044	—	4,539,044	—
New Zealand	149,399	—	149,399	—
Norway	571,390	—	571,390	—
Portugal	132,937	—	132,937	—
Singapore	1,474,386	24,219	1,450,167	—
Spain	3,291,919	8,875	3,283,044	—
Sweden	2,882,285	33,227	2,849,058	—
Switzerland	9,455,594	477,478	8,978,116	—
United Kingdom	17,372,648	83,243	17,289,405	—
PREFERRED STOCKS
Germany	581,498	—	581,498	—
United Kingdom	1,970	—	1,970	—
SHORT-TERM INVESTMENTS	1,086,303	1,086,303	—	—

TOTAL INVESTMENTS	$96,006,858	$2,242,105	$93,764,753	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period.

$95,591,855 was transferred from Level 1 into Level 2 at 12/31/14 as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. The Fund did not have any transfers in and transfers out of level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

International Equity Fund

	Number of Shares	Value†
COMMON STOCKS — 95.4%
Australia — 4.0%
CSL Ltd.	119,759	$8,412,558
Ramsay Health Care Ltd.	149,842	6,946,403

		15,358,961

Brazil — 1.2%
Cielo S.A.	286,837	4,496,463

Canada — 6.7%
Alimentation Couche Tard, Inc., Class B	137,652	5,768,872
Enbridge, Inc.	176,277	9,064,200
Shaw Communications, Inc., Class B	77,179	2,082,598
Silver Wheaton Corp.	83,302	1,694,290
The Bank of Nova Scotia	123,056	7,023,449

		25,633,409

China — 4.8%
Alibaba Group Holding Ltd. ADR*	9,643	1,002,293
Baidu, Inc. ADR*	32,916	7,503,861
Sands China Ltd.	1,129,306	5,497,626
Tencent Holdings Ltd.	306,440	4,433,859

		18,437,639

Denmark — 3.4%
Coloplast A/S, B Shares	27,769	2,323,834
Novo Nordisk A/S, B Shares	254,182	10,751,844

		13,075,678

France — 8.3%
Air Liquide S.A.	42,168	5,217,869
Bureau Veritas S.A.	291,943	6,468,291
Essilor International S.A.	59,296	6,612,666
Hermes International	13,253	4,719,176
L’Oreal S.A.	31,430	5,260,511
Pernod Ricard S.A.	32,245	3,583,644

		31,862,157

Germany — 1.0%
Bayer AG	27,654	3,769,484

Hong Kong — 2.8%
Cheung Kong Infrastructure Holdings Ltd.	286,990	2,110,458
Galaxy Entertainment Group Ltd.	571,344	3,174,796
The Link REIT	851,386	5,330,323

		10,615,577

India — 12.2%
HDFC Bank Ltd.~	1,007,018	17,291,403
Hindustan Unilever Ltd.	246,723	2,965,017
Housing Development Finance Corp.	880,878	15,796,218
ITC Ltd.	1,793,081	10,445,356

		46,497,994

Ireland — 1.2%
Paddy Power PLC	54,225	4,465,478

Japan — 1.3%
Daito Trust Construction Co., Ltd.	42,500	4,821,109

	Number of Shares	Value†

Netherlands — 5.3%
Core Laboratories N.V.	33,893	$4,078,684
Unilever N.V.	410,088	16,041,755

		20,120,439

South Africa — 1.4%
Naspers Ltd., N Shares	40,418	5,228,280

Spain — 1.5%
Grifols S.A.	139,452	5,564,643

Switzerland — 15.3%
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	1,142	5,646,585
Cie Financiere Richemont S.A.	85,732	7,600,881
DKSH Holding AG	50,905	3,875,354
Nestle S.A.	223,932	16,324,870
Roche Holding AG	62,320	16,885,119
SGS S.A.	3,967	8,100,496

		58,433,305

United Kingdom — 18.0%
British American Tobacco PLC	426,142	23,093,084
Diageo PLC	330,840	9,477,617
Domino’s Pizza Group PLC	402,463	4,394,252
Persimmon PLC	227,122	5,547,216
Reckitt Benckiser Group PLC	179,986	14,577,800
SABMiller PLC	218,773	11,404,915

		68,494,884

United States — 7.0%
Philip Morris International, Inc.	224,994	18,325,761
The Priceline Group, Inc.*	7,409	8,447,816

		26,773,577

TOTAL COMMON STOCKS (Cost $290,299,819)		363,649,077

PREFERRED STOCKS — 1.7%
Brazil — 1.7%
Itau Unibanco Holding S.A. ADR (Cost $6,663,303)	494,676	6,435,735

SHORT-TERM INVESTMENTS — 1.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $5,613,507)	5,613,507	5,613,507

TOTAL INVESTMENTS — 98.6% (Cost $302,576,629)		$375,698,319

Other Assets & Liabilities — 1.4%		5,200,175

TOTAL NET ASSETS — 100.0%		$380,898,494

~	Fair valued security. The total market value of fair valued securities at December 31, 2014 is $17,291,403.
†	See Security Valuation Note.
*	Non-income producing security.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

International Equity Fund

ADR — American Depository Receipt.

PLC — Public Limited Company.

REIT — Real Estate Investment Trust.

Country Weightings as of 12/31/2014††
United Kingdom	18%
Switzerland	16
India	12
United States	9
France	8
Canada	7
Netherlands	5
Other	25

Total	100%

†† % of total investments as of December 31, 2014

COMMON STOCKS INDUSTRY DIVERSIFICATION (Unaudited)	% of Market Value	Value†
Advertising	1.1%	$3,875,354
Agriculture	14.3%	51,864,201
Apparel	1.3%	4,719,176
Banks	6.7%	24,314,852
Beverages	6.7%	24,466,176
Biotechnology	2.3%	8,412,558
Building & Real Estate	1.5%	5,547,216
Chemicals	1.0%	3,769,484
Commercial Services	5.2%	19,065,250
Cosmetics & Personal Care	1.5%	5,260,511
Diversified Financial Services	4.3%	15,796,218
Entertainment	1.2%	4,465,478
Food	10.5%	38,013,210
Gas	1.4%	5,217,869
Healthcare Products	2.5%	8,936,500
Healthcare Services	1.9%	6,946,403
Hotels & Resorts	0.9%	3,174,796
Household Products & Wares	4.8%	17,542,817
Internet	5.9%	21,387,829
Investment Companies	0.6%	2,110,458
Lodging	1.5%	5,497,626
Media	2.0%	7,310,878
Mining	0.5%	1,694,290
Oil & Gas Services	3.6%	13,142,884
Pharmaceuticals	9.1%	33,201,606
Real Estate	1.3%	4,821,109
Real Estate Investment Trusts	1.5%	5,330,323
Retail	4.9%	17,764,005

	100.0%	$363,649,077

Summary of inputs used to value the Fund’s investments as of 12/31/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Australia	$15,358,961	$—	$15,358,961	$—
Brazil	4,496,463	4,496,463	—	—
Canada	25,633,409	25,633,409	—	—
China	18,437,639	8,506,154	9,931,485	—
Denmark	13,075,678	—	13,075,678	—
France	31,862,157	—	31,862,157	—
Germany	3,769,484	—	3,769,484	—
Hong Kong	10,615,577	5,330,323	5,285,254	—
India	46,497,994	—	46,497,994	—
Ireland	4,465,478	—	4,465,478	—
Japan	4,821,109	—	4,821,109	—
Netherlands	20,120,439	4,078,684	16,041,755	—
South Africa	5,228,280	—	5,228,280	—
Spain	5,564,643	—	5,564,643	—
Switzerland	58,433,305	—	58,433,305	—
United Kingdom	68,494,884	—	68,494,884	—
United States	26,773,577	26,773,577	—	—
PREFERRED STOCKS	6,435,735	6,435,735	—	—
SHORT-TERM INVESTMENTS	5,613,507	5,613,507	—	—

TOTAL INVESTMENTS	$375,698,319	$86,867,852	$288,830,467	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period.

$209,672,507 was transferred from Level 1 into Level 2 at 12/31/14 as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. The Fund did not have any transfers in and transfers out of level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — 89.3%
Argentina — 0.4%
YPF S.A. ADR	24,040	$636,339

Austria — 2.0%
Erste Group Bank AG	75,694	1,760,547
Vienna Insurance Group AG Wiener Versicherung Gruppe	31,023	1,386,544

		3,147,091

Brazil — 4.2%
BRF S.A.	149,251	3,561,991
CCR S.A.	129,990	753,572
Petroleo Brasileiro S.A.	109,773	396,029
Petroleo Brasileiro S.A. ADR	28,100	212,998
Petroleo Brasileiro S.A. ADR	21,769	158,914
Raia Drogasil S.A.	78,861	752,060
Ultrapar Participacoes S.A.	39,705	768,498

		6,604,062

Chile — 0.5%
S.A.C.I. Falabella	112,859	757,117

China — 11.3%
Bank of China Ltd., Class H	7,885,000	4,425,610
CGN Power Co. Ltd.*	300,000	130,373
China Construction Bank Corp., Class H	2,753,930	2,249,362
China Life Insurance Co. Ltd., Class H	355,000	1,390,941
China Oilfield Services Ltd., Class H	634,000	1,094,701
China Pacific Insurance Group Co. Ltd., Class H	183,200	921,682
Chongqing Changan Automobile Co. Ltd., Class B	109,700	248,410
Huadian Power International Corp. Ltd., Class H	546,000	473,674
JD.Com, Inc. ADR*	23,222	537,357
Qihoo 360 Technology Co. Ltd. ADR*	4,953	283,609
Sihuan Pharmaceutical Holdings Group Ltd.	982,000	653,186
TAL Education Group ADR*	15,958	448,260
Tencent Holdings Ltd.	263,600	3,814,010
Tsingtao Brewery Co. Ltd., Class H	80,000	539,604
Uni-President China Holdings Ltd.	608,800	560,545

		17,771,324

Colombia — 1.2%
Bancolombia S.A. ADR	1,977	94,659
Cementos Argos S.A.	88,649	380,484
Grupo Aval Acciones y Valores ADR	83,158	864,011
Grupo de Inversiones Suramericana SA	28,300	476,331

		1,815,485

Czech Republic — 0.9%
Komercni Banka, A.S.	7,134	1,468,186

Hong Kong — 3.0%
China Mengniu Dairy Co. Ltd.	197,000	811,173
China Mobile Ltd.	212,500	2,488,959
China Overseas Land & Investment Ltd.	240,000	709,975
CSPC Pharmaceutical Group Ltd.	436,000	383,229
Shenzhen International Holdings Ltd.	227,500	331,726

		4,725,062

	Number of Shares	Value†

India — 10.3%
Ashok Leyland Ltd.*	1,537,124	$1,242,407
Bharat Petroleum Corp Ltd.	101,737	1,036,343
Glenmark Pharmaceuticals Ltd.	77,447	942,884
HDFC Bank Ltd.~	106,721	1,832,495
Hero MotoCorp Ltd.	22,990	1,128,087
ICICI Bank Ltd.	183,385	1,020,527
Idea Cellular Ltd.	244,302	591,995
IndusInd Bank Ltd.~	113,375	1,575,046
ITC Ltd.	149,514	870,974
Maruti Suzuki India Ltd.	22,891	1,205,194
Oil & Natural Gas Corp. Ltd.	229,454	1,234,803
Shree Cement Ltd.	7,078	1,051,645
Shriram Transport Finance Co. Ltd.	63,705	1,116,067
Tata Consultancy Services Ltd.	31,916	1,292,302

		16,140,769

Indonesia — 1.5%
Kalbe Farma Tbk PT	5,638,600	831,289
Link Net Tbk PT*	1,360,800	540,584
Matahari Department Store Tbk PT	767,500	924,808
Surya Citra Media Tbk PT	111,100	31,353
Xl Axiata Tbk PT	225,900	88,583

		2,416,617

Japan — 0.3%
Nexon Co. Ltd.	49,200	458,648

Malaysia — 1.2%
Astro Malaysia Holdings Bhd	730,400	631,353
IHH Healthcare Bhd	437,500	602,506
Sapurakencana Petroleum Bhd	877,100	580,281

		1,814,140

Mexico — 6.2%
Alfa S.A.B. de C.V.*	733,221	1,637,028
America Movil S.A.B. de C.V., Series L ADR	71,245	1,580,214
Cemex S.A.B. de C.V. ADR*	207,044	2,109,778
Fomento Economico Mexicano S.A.B. de C.V. ADR*	29,253	2,575,142
Grupo Financiero Banorte S.A.B. de C.V., Series O	147,447	811,502
Grupo Financiero Inbursa S.A.B de C.V., Series O	267,742	691,052
Grupo Financiero Santander Mexico S.A.B. de C.V., Series B ADR	37,606	389,598

		9,794,314

Netherlands — 0.4%
Yandex N.V., Class A*	34,854	625,978

Pakistan — 0.7%
United Bank Ltd.	634,700	1,115,721

Panama — 0.4%
Copa Holdings S.A., Class A	6,005	622,358

Peru — 1.3%
Credicorp Ltd.	12,418	1,989,115

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Philippines — 3.9%
BDO Unibank, Inc.	400,800	$980,465
DMCI Holdings, Inc.	1,891,350	661,447
International Container Terminal Services, Inc.	271,320	693,352
LT Group, Inc.	1,546,800	418,422
Metro Pacific Investments Corp.	9,993,100	1,021,073
Metropolitan Bank & Trust Co.	597,510	1,101,695
SM Investments Corp.	71,530	1,292,475

		6,168,929

Poland — 2.3%
Bank Pekao S.A.	29,669	1,491,050
Bank Zachodni WBK S.A.	12,581	1,326,670
PKP Cargo S.A.	33,708	791,129

		3,608,849

Portugal — 0.8%
Jeronimo Martins SGPS, S.A.	116,121	1,163,581

Qatar — 0.5%
Ooredoo QSC	21,028	706,249

Russia — 0.9%
Mail.Ru Group Ltd. GDR*	29,327	478,030
NOVATEK OAO GDR	11,831	927,550

		1,405,580

South Africa — 4.4%
Life Healthcare Group Holdings Ltd.	144,003	531,969
MTN Group Ltd.	104,470	1,987,284
Naspers Ltd., N Shares	19,642	2,540,796
Pick n Pay Stores Ltd.	140,817	636,843
Vodacom Group Ltd.	111,426	1,232,968

		6,929,860

South Korea — 12.1%
Cosmax, Inc.*	4,543	410,110
Coway Co. Ltd.	18,158	1,384,577
Hana Financial Group, Inc.	30,060	870,606
Hotel Shilla Co. Ltd.	8,356	693,100
Hyundai Department Store Co. Ltd.	2,333	259,487
Hyundai Engineering & Construction Co. Ltd.	16,238	618,215
Hyundai Glovis Co. Ltd.	2,758	729,811
Industrial Bank of Korea	13,262	169,655
KB Financial Group, Inc.	39,464	1,290,238
Kia Motors Corp.	23,188	1,101,801
Kolao Holdings	20,107	354,874
NAVER Corp.*	2,471	1,582,515
NCSoft Corp.	3,450	565,781
Orion Corp.	210	193,894
Paradise Co. Ltd.	15,799	336,774
Samsung Electronics Co. Ltd.	2,634	3,166,712
Samsung Life Insurance Co. Ltd.	10,265	1,086,949
Seoul Semiconductor Co. Ltd.	28,508	517,866
Shinhan Financial Group Co. Ltd.	27,992	1,125,142
SK Hynix, Inc.*	42,672	1,823,606
SK Telecom Co. Ltd.	2,980	728,887

		19,010,600

	Number of Shares	Value†

Spain — 0.4%
Cemex Latam Holdings S.A.*	99,528	$670,081

Switzerland — 1.7%
Coca-Cola HBC AG	61,961	1,179,708
DKSH Holding AG	10,304	784,435
The Swatch Group AG	1,632	725,026

		2,689,169

Taiwan — 8.7%
Advanced Semiconductor Engineering, Inc.	462,000	548,684
Catcher Technology Co. Ltd.	61,000	471,069
Cathay Financial Holding Co. Ltd.	166,000	245,288
Chailease Holding Co. Ltd.	440,250	1,090,336
Delta Electronics, Inc.	112,000	661,835
Eclat Textile Co. Ltd.	61,644	619,547
Epistar Corp.	204,000	403,716
Far Eastone Telecommunications Co. Ltd.	91,000	209,641
Fubon Financial Holding Co. Ltd.	568,310	904,595
Ginko International Co. Ltd.	28,000	295,479
Hermes Microvision, Inc.	17,012	850,781
Largan Precision Co. Ltd.	15,000	1,122,844
MediaTek, Inc.	91,000	1,322,906
Pegatron Corp.	11,000	25,143
Taiwan Mobile Co. Ltd.	114,000	376,421
Taiwan Semiconductor Manufacturing Co. Ltd.	863,769	3,805,310
Uni-President Enterprises Corp.	455,502	720,337

		13,673,932

Thailand — 4.6%
Advanced Info Service PCL NVDR	169,800	1,287,622
Bangkok Bank PCL NVDR	200,800	1,179,421
BTS Rail Mass Transit Growth Infrastructure Fund	2,420,300	728,297
Indorama Ventures PCL NVDR	874,600	533,779
Kasikornbank PCL NVDR	109,300	755,945
Land and Houses PCL NVDR	2,579,500	705,599
Minor International PCL NVDR	437,600	429,273
PTT PCL	107,200	1,055,708
Total Access Communication PCL NVDR	191,300	557,467

		7,233,111

United Kingdom — 0.9%
Mondi PLC	86,077	1,399,795

United States — 2.3%
First Cash Financial Services, Inc.*	9,480	527,751
Samsonite International S.A.	619,500	1,837,414
Yum! Brands, Inc.	17,882	1,302,704

		3,667,869

TOTAL COMMON STOCKS (Cost $122,871,884)		140,229,931

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Emerging Markets Equity Fund

	Number of Shares	Value†
PREFERRED STOCKS — 3.8%
Brazil — 2.9%
Banco Bradesco S.A.	140,868	$1,857,961
Itau Unibanco Holding S.A.	150,563	1,959,777
Petroleo Brasileiro S.A.	177,079	667,494

		4,485,232

Colombia — 0.7%
Bancolombia S.A.	50,149	604,362
Grupo de Inversiones Suramericana S.A.	31,247	519,359

		1,123,721

South Korea — 0.2%
Samsung Electronics Co. Ltd.	343	322,616

TOTAL PREFERRED STOCKS (Cost $7,356,700)		5,931,569

WARRANTS — 0.0%
Thailand — 0.0%
Minor International 11/25/17* (Cost $0)	23	3,386

SHORT-TERM INVESTMENTS — 1.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,481,654)	2,481,654	2,481,654

TOTAL INVESTMENTS — 94.7% (Cost $132,710,238)		$148,646,540

Other Assets & Liabilities — 5.3%		8,380,865

TOTAL NET ASSETS — 100.0%		$157,027,405

~	Fair valued security. The total market value of fair valued securities at December 31, 2014 is $3,407,541.
†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

GDR — Global Depository Receipt.

NVDR — Non Voting Depositary Receipt.

PCL — Public Company Limited.

PLC — Public Limited Company.

COMMON STOCKS INDUSTRY DIVERSIFICATION (Unaudited)	% of Market Value	Value†
Advertising	0.6%	$784,435
Agriculture	0.6%	870,974
Airlines	0.5%	622,358
Apparel	0.4%	619,547
Auto Manufacturers	2.7%	3,797,812
Banks	18.9%	26,428,321
Beverages	3.4%	4,712,876
Building Materials	3.0%	4,211,988
Chemicals	0.9%	1,302,277
Commercial Services	1.6%	2,226,910
Computers	0.9%	1,292,302
Cosmetics & Personal Care	0.3%	410,110
Diversified Financial Services	3.8%	5,306,648
Electric	0.4%	604,047
Electrical Components & Equipment	1.1%	1,537,759
Engineering & Construction	0.9%	1,279,662
Entertainment	0.2%	336,774
Environmental Control	1.0%	1,384,577
Food	5.0%	7,011,521
Forest Products & Paper	1.0%	1,399,795
Healthcare Products	0.2%	295,479
Healthcare Services	0.8%	1,134,475
Holding Companies	1.2%	1,637,028
Home Builders	0.5%	705,599
Hotels & Resorts	0.5%	693,100
Household Products & Wares	1.3%	1,837,414
Insurance	3.6%	5,031,404
Internet	6.0%	8,427,864
Investment Companies	1.0%	1,340,342
Leisure Time	0.8%	1,128,087
Media	2.3%	3,203,502
Metal Fabricate/Hardware	0.3%	471,069
Miscellaneous Manufacturing	0.8%	1,122,844
Oil & Gas	4.0%	5,658,684
Oil & Gas Services	1.2%	1,674,982
Pharmaceuticals	2.0%	2,810,588
Real Estate	1.3%	1,800,311
Retail	5.7%	7,962,418
Semiconductors	8.3%	11,588,800
Software	0.3%	458,648
Telecommunications	8.4%	11,836,290
Transportation	1.6%	2,249,237
Water	0.7%	1,021,073

	100.0%	140,229,931

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Emerging Markets Equity Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Argentina	$636,339	$636,339	$—	$—
Austria	3,147,091	—	3,147,091	—
Brazil	6,604,062	6,604,062	—	—
Chile	757,117	757,117	—	—
China	17,771,324	2,208,554	15,562,770	—
Colombia	1,815,485	1,815,485	—	—
Czech Republic	1,468,186	—	1,468,186	—
Hong Kong	4,725,062	—	4,725,062	—
India	16,140,769	—	16,140,769	—
Indonesia	2,416,617	540,584	1,876,033	—
Japan	458,648	—	458,648	—
Malaysia	1,814,140	—	1,814,140	—
Mexico	9,794,314	9,794,314	—	—
Netherlands	625,978	625,978	—	—
Pakistan	1,115,721	1,115,721	—	—
Panama	622,358	622,358	—	—
Peru	1,989,115	1,989,115	—	—
Philippines	6,168,929	—	6,168,929	—
Poland	3,608,849	—	3,608,849	—
Portugal	1,163,581	—	1,163,581	—
Qatar	706,249	—	706,249	—
Russia	1,405,580	1,405,580	—	—
South Africa	6,929,860	—	6,929,860	—
South Korea	19,010,600	—	19,010,600	—
Spain	670,081	670,081	—	—
Switzerland	2,689,169	—	2,689,169	—
Taiwan	13,673,932	—	13,673,932	—
Thailand	7,233,111	1,784,005	5,449,106	—
United Kingdom	1,399,795	—	1,399,795	—
United States	3,667,869	3,667,869	—	—
PREFERRED STOCKS	5,931,569	5,608,953	322,616	—
WARRANTS	3,386	—	3,386	—
SHORT-TERM INVESTMENTS	2,481,654	2,481,654	—	—

TOTAL INVESTMENTS	$148,646,540	$42,327,769	$106,318,771	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period.

$81,056,240 was transferred from Level 1 into Level 2 at 12/31/14 as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. The Fund did not have any transfers in and transfers out of level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Real Estate Securities Fund

	Number of Shares	Value†
COMMON STOCKS — 3.9%
Home Builders — 0.4%
Toll Brothers, Inc.*	16,615	$569,396

Lodging — 2.7%
Extended Stay America, Inc.	62,325	1,203,496
Hilton Worldwide Holdings, Inc.*	95,238	2,484,759

		3,688,255

Real Estate — 0.8%
Forest City Enterprises, Inc., Class A*	51,704	1,101,295

TOTAL COMMON STOCKS (Cost $4,711,761)		5,358,946

REAL ESTATE INVESTMENT TRUSTS — 96.7%
Apartments — 18.9%
American Homes 4 Rent	127,395	2,169,537
Apartment Investment & Management Co., Class A	76,968	2,859,361
Education Realty Trust, Inc.	18,108	662,572
Equity Residential	134,148	9,637,192
Essex Property Trust, Inc.	12,891	2,663,281
Home Properties, Inc.	36,981	2,425,954
Monogram Residential Trust, Inc.	29,664	274,689
UDR, Inc.	169,219	5,215,329

		25,907,915

Building & Real Estate — 1.5%
Spirit Realty Capital, Inc.	176,532	2,098,966

Diversified — 9.1%
American Assets Trust, Inc.	35,141	1,398,963
Liberty Property Trust	41,328	1,555,173
Retail Properties of America, Inc. Class A	122,816	2,049,799
Vornado Realty Trust	63,397	7,462,461

		12,466,396

Healthcare — 9.0%
Health Care REIT, Inc.	91,555	6,927,967
Healthcare Trust of America, Inc.	65,616	1,767,695
Ventas, Inc.	49,452	3,545,708

		12,241,370

Hotels & Resorts — 7.2%
Belmond Ltd.*	70,975	877,961
DiamondRock Hospitality Co.	142,831	2,123,897
Host Hotels & Resorts, Inc.	87,962	2,090,857
Strategic Hotels & Resorts, Inc.*	159,551	2,110,859
Sunstone Hotel Investors, Inc.	163,855	2,705,246

		9,908,820

Industrial — 5.5%
First Industrial Realty Trust, Inc.	59,805	1,229,591
Prologis, Inc.	130,046	5,595,879
QTS Realty Trust, Inc.	21,620	731,621

		7,557,091

	Number of Shares	Value†

Manufactured Homes — 0.8%
Sun Communities, Inc.	18,011	$1,088,945

Office Property — 13.6%
BioMed Realty Trust, Inc.	132,634	2,856,936
Brandywine Realty Trust	131,592	2,102,840
Douglas Emmett, Inc.	71,773	2,038,353
Empire State Realty Trust, Inc.	61,498	1,081,135
Equity Commonwealth	15,249	391,442
Kilroy Realty Corp.	27,057	1,868,827
Paramount Group, Inc.*	64,465	1,198,404
SL Green Realty Corp.	59,580	7,091,212

		18,629,149

Regional Malls — 16.3%
General Growth Properties, Inc.	214,499	6,033,857
Pennsylvania Real Estate Investment Trust	50,963	1,195,592
Simon Property Group, Inc.	55,629	10,130,597
Taubman Centers, Inc.	30,607	2,338,987
The Macerich Co.	30,755	2,565,275

		22,264,308

Storage & Warehousing — 6.4%
CubeSmart	99,350	2,192,655
Extra Space Storage, Inc.	11,466	672,366
Public Storage	22,672	4,190,919
Sovran Self Storage, Inc.	18,723	1,633,020

		8,688,960

Strip Centers — 8.4%
DDR Corp.	193,038	3,544,178
Kimco Realty Corp.	21,400	537,996
Regency Centers Corp.	65,911	4,203,803
Weingarten Realty Investors	92,037	3,213,932

		11,499,909

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $109,165,814)		132,351,829

SHORT-TERM INVESTMENTS — 3.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $4,375,901)	4,375,901	4,375,901

TOTAL INVESTMENTS — 103.8% (Cost $118,253,476)		$142,086,676

Other Assets & Liabilities — (3.8%)		(5,225,823)

TOTAL NET ASSETS — 100.0%		$136,860,853

†	See Security Valuation Note.
*	Non-income producing security.

REIT — Real Estate Investment Trust.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Real Estate Securities Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$5,358,946	$5,358,946	$—	$—
REAL ESTATE INVESTMENT TRUSTS	132,351,829	132,351,829	—	—
SHORT-TERM INVESTMENTS	4,375,901	4,375,901	—	—

TOTAL INVESTMENTS	$142,086,676	$142,086,676	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Aggressive Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 67.1%
Penn Series Flexibly Managed Fund*	64,525	$2,583,596
Penn Series Index 500 Fund*	242,576	3,876,362
Penn Series Large Cap Growth Fund*	197,120	2,584,241
Penn Series Large Cap Value Fund*	278,234	6,460,603
Penn Series Large Core Growth Fund*	40,303	646,060
Penn Series Large Core Value Fund*	216,944	3,230,302
Penn Series Large Growth Stock Fund*	94,974	2,584,241
Penn Series Mid Cap Growth Fund*	173,672	2,584,241
Penn Series Mid Cap Value Fund*	153,531	3,230,301
Penn Series Mid Core Value Fund*	144,857	2,584,241
Penn Series Real Estate Securities Fund*	143,489	2,584,241
Penn Series Small Cap Growth Fund*	68,030	1,936,820
Penn Series Small Cap Index Fund*	36,729	646,060
Penn Series Small Cap Value Fund*	92,196	2,584,241
Penn Series SMID Cap Growth Fund*	98,086	1,938,181
Penn Series SMID Cap Value Fund*	154,486	3,230,302

TOTAL AFFILIATED EQUITY FUNDS (Cost $25,182,074)		43,284,033

AFFILIATED FIXED INCOME FUNDS — 4.0%
Penn Series Quality Bond Fund* (Cost $2,317,181)	192,854	2,584,241

AFFILIATED INTERNATIONAL EQUITY FUNDS — 29.1%
Penn Series Developed International Index Fund*	447,875	5,168,482
Penn Series Emerging Markets Equity Fund*	417,198	4,522,422
Penn Series International Equity Fund*	386,697	9,044,844

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $14,992,565)		18,735,748

SHORT-TERM INVESTMENTS — 0.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $386,856)	386,856	386,856

TOTAL INVESTMENTS — 100.8% (Cost $42,878,676)		$64,990,878

Other Assets & Liabilities — (0.8%)		(486,322)

TOTAL NET ASSETS — 100.0%		$64,504,556

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$43,284,033	$43,284,033	$—	$—
AFFILIATED FIXED INCOME FUNDS	2,584,241	2,584,241	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	18,735,748	18,735,748	—	—
SHORT-TERM INVESTMENTS	386,856	386,856	—	—

TOTAL INVESTMENTS	$64,990,878	$64,990,878	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Moderately Aggressive Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 57.7%
Penn Series Flexibly Managed Fund*	248,825	$9,962,957
Penn Series Index 500 Fund*	935,430	14,948,168
Penn Series Large Cap Growth Fund*	570,106	7,474,084
Penn Series Large Cap Value Fund*	965,644	22,422,252
Penn Series Large Core Growth Fund*	155,419	2,491,361
Penn Series Large Core Value Fund*	669,271	9,965,445
Penn Series Large Growth Stock Fund*	274,682	7,474,084
Penn Series Mid Cap Growth Fund*	502,291	7,474,084
Penn Series Mid Cap Value Fund*	592,054	12,456,806
Penn Series Mid Core Value Fund*	558,601	9,965,445
Penn Series Real Estate Securities Fund*	414,996	7,474,084
Penn Series Small Cap Growth Fund*	262,341	7,468,837
Penn Series Small Cap Index Fund*	283,270	4,982,722
Penn Series Small Cap Value Fund*	266,646	7,474,084
Penn Series SMID Cap Growth Fund*	252,162	4,982,723
Penn Series SMID Cap Value Fund*	357,441	7,474,084

TOTAL AFFILIATED EQUITY FUNDS (Cost $77,077,079)		144,491,220

AFFILIATED FIXED INCOME FUNDS — 18.9%
Penn Series High Yield Bond Fund*	680,700	7,474,084
Penn Series Limited Maturity Bond Fund*	866,560	9,965,445
Penn Series Quality Bond Fund*	2,231,070	29,896,336

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $42,220,970)		47,335,865

AFFILIATED INTERNATIONAL EQUITY FUNDS — 22.9%
Penn Series Developed International Index Fund*	1,511,224	17,439,529
Penn Series Emerging Markets Equity Fund*	1,149,152	12,456,807
Penn Series International Equity Fund*	1,171,653	27,404,974

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $43,842,693)		57,301,310

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,203,734)	1,203,734	1,203,734

TOTAL INVESTMENTS — 100.0% (Cost $164,344,476)		$250,332,129

Other Assets & Liabilities — 0.0%		69,487

TOTAL NET ASSETS — 100.0%		$250,401,616

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$144,491,220	$144,491,220	$—	$—
AFFILIATED FIXED INCOME FUNDS	47,335,865	47,335,865	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	57,301,310	57,301,310	—	—
SHORT-TERM INVESTMENTS	1,203,734	1,203,734	—	—

TOTAL INVESTMENTS	$250,332,129	$250,332,129	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Moderate Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 44.9%
Penn Series Flexibly Managed Fund*	543,842	$21,775,433
Penn Series Index 500 Fund*	1,135,840	18,150,726
Penn Series Large Cap Growth Fund*	830,697	10,890,436
Penn Series Large Cap Value Fund*	938,022	21,780,871
Penn Series Large Core Value Fund*	731,393	10,890,436
Penn Series Large Growth Stock Fund*	266,824	7,260,290
Penn Series Mid Cap Growth Fund*	487,923	7,260,290
Penn Series Mid Cap Value Fund*	517,606	10,890,436
Penn Series Mid Core Value Fund*	610,450	10,890,436
Penn Series Real Estate Securities Fund*	403,126	7,260,290
Penn Series Small Cap Growth Fund*	254,836	7,255,194
Penn Series Small Cap Index Fund*	412,751	7,260,290
Penn Series Small Cap Value Fund*	259,019	7,260,291
Penn Series SMID Cap Growth Fund*	183,712	3,630,145
Penn Series SMID Cap Value Fund*	520,824	10,890,436

TOTAL AFFILIATED EQUITY FUNDS (Cost $88,202,580)		163,346,000

AFFILIATED FIXED INCOME FUNDS — 35.9%
Penn Series High Yield Bond Fund*	1,653,072	18,150,726
Penn Series Limited Maturity Bond Fund*	2,209,654	25,411,016
Penn Series Quality Bond Fund*	6,501,753	87,123,486

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $115,899,681)		130,685,228

AFFILIATED INTERNATIONAL EQUITY FUNDS — 17.0%
Penn Series Developed International Index Fund*	1,572,853	18,150,726
Penn Series Emerging Markets Equity Fund*	1,004,653	10,890,436
Penn Series International Equity Fund*	1,396,807	32,671,307

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $45,340,856)		61,712,469

AFFILIATED MONEY MARKET FUND — 2.0%
Penn Series Money Market Fund (Cost $7,260,351)	7,260,351	7,260,351

SHORT-TERM INVESTMENTS — 0.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $896,224)	896,224	896,224

TOTAL INVESTMENTS — 100.0% (Cost $257,599,692)		$363,900,272

Other Assets & Liabilities — (0.0%)		143,817

TOTAL NET ASSETS — 100.0%		$364,044,089

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$163,346,000	$163,346,000	$—	$—
AFFILIATED FIXED INCOME FUNDS	130,685,228	130,685,228	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	61,712,469	61,712,469	—	—
AFFILIATED MONEY MARKET FUNDS	7,260,351	7,260,351	—	—
SHORT-TERM INVESTMENTS	896,224	896,224	—	—

TOTAL INVESTMENTS	$363,900,272	$363,900,272	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Moderately Conservative Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 32.8%
Penn Series Flexibly Managed Fund*	187,002	$7,487,540
Penn Series Index 500 Fund*	200,860	3,209,747
Penn Series Large Cap Growth Fund*	163,221	2,139,831
Penn Series Large Cap Value Fund*	230,387	5,349,579
Penn Series Large Core Value Fund*	143,709	2,139,831
Penn Series Large Growth Stock Fund*	39,321	1,069,916
Penn Series Mid Cap Value Fund*	152,555	3,209,747
Penn Series Mid Core Value Fund*	119,946	2,139,831
Penn Series Real Estate Securities Fund*	118,814	2,139,832
Penn Series Small Cap Growth Fund*	37,554	1,069,165
Penn Series Small Cap Index Fund*	60,825	1,069,916
Penn Series Small Cap Value Fund*	38,170	1,069,916
Penn Series SMID Cap Growth Fund*	54,146	1,069,916
Penn Series SMID Cap Value Fund*	102,335	2,139,831

TOTAL AFFILIATED EQUITY FUNDS (Cost $19,191,665)		35,304,598

AFFILIATED FIXED INCOME FUNDS — 54.6%
Penn Series High Yield Bond Fund*	584,653	6,419,494
Penn Series Limited Maturity Bond Fund*	1,488,578	17,118,652
Penn Series Quality Bond Fund*	2,634,867	35,307,220

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $51,083,309)		58,845,366

AFFILIATED INTERNATIONAL EQUITY FUNDS — 9.9%
Penn Series Developed International Index Fund*	370,855	4,279,663
Penn Series Emerging Markets Equity Fund*	98,701	1,069,916
Penn Series International Equity Fund*	228,712	5,349,579

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $7,354,292)		10,699,158

AFFILIATED MONEY MARKET FUND — 2.0%
Penn Series Money Market Fund (Cost $2,139,849)	2,139,849	2,139,849

SHORT-TERM INVESTMENTS — 0.7%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $709,861)	709,861	709,861

TOTAL INVESTMENTS — 100.0% (Cost $80,478,976)		$107,698,832

Other Assets & Liabilities — (0.0%)		(29,590)

TOTAL NET ASSETS — 100.0%		$107,669,242

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$35,304,598	$35,304,598	$—	$—
AFFILIATED FIXED INCOME FUNDS	58,845,366	58,845,366	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	10,699,158	10,699,158	—	—
AFFILIATED MONEY MARKET FUNDS	2,139,849	2,139,849	—	—
SHORT-TERM INVESTMENTS	709,861	709,861	—	—

TOTAL INVESTMENTS	$107,698,832	$107,698,832	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2014

Conservative Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 17.7%
Penn Series Flexibly Managed Fund*	128,248	$5,135,044
Penn Series Index 500 Fund*	80,356	1,284,081
Penn Series Large Cap Growth Fund*	97,947	1,284,081
Penn Series Large Cap Value Fund*	55,301	1,284,081
Penn Series Large Core Value Fund*	43,119	642,041
Penn Series Mid Cap Value Fund*	61,030	1,284,082
Penn Series Mid Core Value Fund*	35,989	642,041

TOTAL AFFILIATED EQUITY FUNDS (Cost $6,631,126)		11,555,451

AFFILIATED FIXED INCOME FUNDS — 70.0%
Penn Series High Yield Bond Fund*	467,789	5,136,326
Penn Series Limited Maturity Bond Fund*	1,228,252	14,124,897
Penn Series Quality Bond Fund*	1,964,453	26,323,672

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $38,943,560)		45,584,895

AFFILIATED INTERNATIONAL EQUITY FUNDS — 4.9%
Penn Series Developed International Index Fund*	166,908	1,926,122
Penn Series International Equity Fund*	54,899	1,284,082

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $2,047,518)		3,210,204

AFFILIATED MONEY MARKET FUND — 5.9%
Penn Series Money Market Fund (Cost $3,852,277)	3,852,277	3,852,277

SHORT-TERM INVESTMENTS — 1.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $980,321)	980,321	980,321

TOTAL INVESTMENTS — 100.0% (Cost $52,454,802)		$65,183,148

Other Assets & Liabilities — (0.0%)		(282)

TOTAL NET ASSETS — 100.0%		$65,182,866

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 12/31/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$11,555,451	$11,555,451	$—	$—
AFFILIATED FIXED INCOME FUNDS	45,584,895	45,584,895	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	3,210,204	3,210,204	—	—
AFFILIATED MONEY MARKET FUNDS	3,852,277	3,852,277	—	—
SHORT-TERM INVESTMENTS	980,321	980,321	—	—

TOTAL INVESTMENTS	$65,183,148	$65,183,148	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2014

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund

ASSETS
Investments at value	$132,327,129	$220,358,351	$553,482,428	$188,089,557
Foreign currency, at value	—	—	—	156,559
Cash	—	—	—	52,932
Due from custodian	—	73,836	—	—
Initial margin held by broker for open futures	—	1,319,093	698,000	—
Interest, dividends and reclaims receivable	26,192	1,028,847	2,980,648	3,196,738
Receivable for investment securities sold	—	—	—	460,009
Receivable for capital stock sold	510,235	2,475,766	4,167,653	3,103,739
Futures receivable	—	—	348,838	—
Net unrealized appreciation of forward foreign currency contracts	—	—	—	378,547
Other assets	3,609	6,077	14,527	5,157

Total Assets	132,867,165	225,261,970	561,692,094	195,443,238

LIABILITIES
Payable for investment securities purchased	—	2,523,451	1,466,047	689,756
Payable for capital stock redeemed	100,674	18,332	100,473	15,409
Future variation margin payable	—	441,477	—	—
Payable to investment adviser	—	85,881	206,386	90,936
Payable to The Penn Mutual Life Insurance Co.	456	83,393	211,076	73,781
Net unrealized depreciation of forward foreign currency contracts	—	—	—	9,754
Other liabilities	34,597	47,746	92,146	59,995

Total Liabilities	135,727	3,200,280	2,076,128	939,631

NET ASSETS	$132,731,438	$222,061,690	$559,615,966	$194,503,607

Investments at cost	$132,327,129	$221,326,119	$540,439,761	$190,696,759
Foreign currency at cost	—	—	—	159,450

COMPONENTS OF NET ASSETS:
Paid-in Capital	$132,731,438	$223,153,201	$546,979,424	$198,559,852
Undistributed net investment income (loss)	—	—	—	(369,756)
Accumulated net realized gain (loss) on investment transactions, future contracts and foreign exchange	—	(100,306)	271,063	(1,433,818)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	—	(991,205)	12,365,479	(2,252,671)

NET ASSETS	$132,731,438	$222,061,690	$559,615,966	$194,503,607

Shares outstanding, $0.10 par value, 500 million shares authorized	132,715,512

Shares outstanding, $0.10 par value, 250 million shares authorized			41,756,772	17,714,759

Shares outstanding, $0.0001 par value, 250 million shares authorized		19,314,399

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$1.00	$11.50	$13.40	$10.98

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2014

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund

ASSETS
Investments of affiliated issuers at value	$—	$81,477,803	$—	$—
Investments of unaffiliated issuers at value	3,108,345,933	247,645	281,020,360	57,889,149
Foreign currency, at value	—	—	4,991	—
Cash	230,135	—	40	500
Interest, dividends and reclaims receivable	12,497,060	4	109,647	85,915
Receivable for investment securities sold	13,363,741	696,530	451,455	1,218,063
Receivable for capital stock sold	944	71,807	751,488	—
Other assets	77,659	2,135	7,342	1,504

Total Assets	3,134,515,472	82,495,924	282,345,323	59,195,131

LIABILITIES
Call options written, at value	23,284,371	—	—	—
Foreign currency due to custodian, at value	—	—	—	16,873
Payable for investment securities purchased	31,010,700	661,324	1,060,026	5,776
Payable for capital stock redeemed	2,715,550	282	265,244	1,442,277
Payable to investment adviser	1,820,461	—	170,053	27,579
Payable to The Penn Mutual Life Insurance Co.	1,133,167	30,657	104,462	18,770
Net unrealized depreciation of forward foreign currency contracts	—	—	—	—
Other liabilities	363,043	10,016	63,764	20,748

Total Liabilities	60,327,292	702,279	1,663,549	1,532,023

NET ASSETS	$3,074,188,180	$81,793,645	$280,681,774	$57,663,108

Investments of affiliated issuers at cost	$—	$48,631,140	$—	$—
Investments of unaffiliated issuers at cost	2,628,327,639	247,645	192,025,428	47,320,046
Foreign currency at cost	—	—	5,006	(16,954)
Call options written, premiums received	(13,029,989)	—	—	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$2,607,315,347	$52,802,156	$191,866,118	$47,213,507
Undistributed net investment income (loss)	(469,648)	—	—	(86,940)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(2,395,589)	(3,855,174)	(178,385)	(32,308)
Net unrealized appreciation (depreciation) in value of investments, written options and foreign currency related items	469,738,070	32,846,663	88,994,041	10,568,849

NET ASSETS	$3,074,188,180	$81,793,645	$280,681,774	$57,663,108

Shares outstanding, $0.10 par value, 250 million shares authorized	76,770,542		10,314,474

Shares outstanding, $0.0001 par value, 250 million shares authorized		5,071,003		4,398,641

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$40.04	$16.13	$27.21	$13.11

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2014

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund

ASSETS
Investments at value	$126,396,293	$230,154,067	$192,422,684	$443,570,807
Interest, dividends and reclaims receivable	38,936	331,811	319,385	582,299
Receivable for investment securities sold	—	—	—	1,651,814
Receivable for capital stock sold	—	—	216,886	—
Other assets	3,312	6,020	5,099	14,775

Total Assets	126,438,541	230,491,898	192,964,054	445,819,695

LIABILITIES
Payable for investment securities purchased	224,080	—	—	—
Payable for capital stock redeemed	93,725	1,153,409	48,861	2,554,234
Future variation margin payable	—	—	—	136,080
Payable to investment adviser	64,372	129,352	108,760	49,341
Payable to The Penn Mutual Life Insurance Co.	46,991	85,374	72,364	164,590
Other liabilities	29,132	43,604	38,577	80,625

Total Liabilities	458,300	1,411,739	268,562	2,984,870

NET ASSETS	$125,980,241	$229,080,159	$192,695,492	$442,834,825

Investments at cost	$95,717,178	$187,150,263	$159,334,473	$260,565,251

COMPONENTS OF NET ASSETS:
Paid-in Capital	$95,457,761	$187,773,977	$159,740,967	$271,286,424
Undistributed net investment income (loss)	—	(1,343,191)	76,589	(20,358)
Accumulated net realized gain (loss) on investment transactions	(156,635)	(354,431)	(210,275)	(11,784,305)
Net unrealized appreciation (depreciation) in value of investments and futures contracts	30,679,115	43,003,804	33,088,211	183,353,064

NET ASSETS	$125,980,241	$229,080,159	$192,695,492	$442,834,825

Shares outstanding, $0.10 par value, 250 million shares authorized		9,863,873

Shares outstanding, $0.0001 par value, 250 million shares authorized	7,856,699		12,940,839	27,710,505

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$16.03	$23.22	$14.89	$15.98

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2014

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund

ASSETS
Investments at value	$129,837,186	$187,173,992	$91,862,490	$56,659,080
Cash	—	—	500	106,108
Interest, dividends and reclaims receivable	85,910	408,201	186,443	9,079
Receivable for investment securities sold	811,314	—	175,715	7,872,960
Net unrealized appreciation of forward foreign currency contracts	—	—	15,312	—
Other assets	3,388	4,829	2,197	1,656

Total Assets	130,737,798	187,587,022	92,242,657	64,648,883

LIABILITIES
Call options written, at value	27,700	—	—	—
Payable for investment securities purchased	738,223	410,533	380,330	483,019
Payable for capital stock redeemed	1,330,721	1,693,117	1,513,645	8,478,971
Payable to investment adviser	77,031	86,312	55,306	40,371
Payable to The Penn Mutual Life Insurance Co.	48,081	68,242	32,737	23,400
Net unrealized depreciation of forward foreign currency contracts	—	—	734	—
Other liabilities	29,844	35,751	30,901	21,046

Total Liabilities	2,251,600	2,293,955	2,013,653	9,046,807

NET ASSETS	$128,486,198	$185,293,067	$90,229,004	$55,602,076

Investments at cost	$118,739,282	$144,108,884	$82,355,634	$45,563,370
Call options written, premiums received	(44,824)	—	—	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$117,391,290	$143,068,925	$81,121,299	$44,832,102
Undistributed net investment income (loss)	35,627	(840,966)	24,509	—
Accumulated net realized gain (loss) on investment transactions, written options and foreign exchange	(55,778)	—	(438,094)	(325,736)
Net unrealized appreciation (depreciation) in value of investments, written options and foreign currency related items	11,115,059	43,065,108	9,521,290	11,095,710

NET ASSETS	$128,486,198	$185,293,067	$90,229,004	$55,602,076

Shares outstanding, $0.0001 par value, 250 million shares authorized	8,637,575	8,807,859	5,056,833	2,813,622

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$14.88	$21.04	$17.84	$19.76

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2014

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund

ASSETS
Investments at value	$75,495,736	$104,211,963	$246,671,105	$69,367,736
Cash	—	—	5,150	91
Due from custodian	—	—	—	59,999
Interest, dividends and reclaims receivable	89,623	26,950	541,824	84,647
Receivable for investment securities sold	—	—	673,181	1,012,514
Receivable for capital stock sold	—	7,159,406	1,075,261	—
Other assets	1,893	2,416	6,395	1,801

Total Assets	75,587,252	111,400,735	248,972,916	70,526,788

LIABILITIES
Payable for investment securities purchased	100,072	7,380,335	173,507	—
Payable for capital stock redeemed	1,475,222	1,222,622	2,376,104	3,768,733
Future variation margin payable	—	—	—	22,551
Payable to investment adviser	59,600	59,954	148,207	17,596
Payable to The Penn Mutual Life Insurance Co.	27,213	35,064	90,806	25,427
Other liabilities	18,964	24,948	57,330	34,495

Total Liabilities	1,681,071	8,722,923	2,845,954	3,868,802

NET ASSETS	$73,906,181	$102,677,812	$246,126,962	$66,657,986

Investments at cost	$60,800,010	$83,840,207	$195,493,692	$49,888,894

COMPONENTS OF NET ASSETS:
Paid-in Capital	$59,413,506	$82,309,956	$195,487,095	$47,547,730
Undistributed net investment income (loss)	—	9,930	—	(8,410)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(203,051)	(14,021)	(537,546)	(355,310)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency	14,695,726	20,371,947	51,177,413	19,473,976

NET ASSETS	$73,906,181	$102,677,812	$246,126,962	$66,657,986

Shares outstanding, $0.10 par value, 250 million shares authorized		3,606,959	8,781,841

Shares outstanding, $0.0001 par value, 250 million shares authorized	3,533,821			3,790,086

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$20.91	$28.47	$28.03	$17.59

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2014

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund

ASSETS
Investments at value	$96,006,858	$375,698,319	$148,646,540	$142,086,676
Foreign currency, at value	542,158	663,666	69,442	—
Cash	—	—	9,769	—
Interest, dividends and reclaims receivable	229,352	711,794	109,806	473,199
Receivable for investment securities sold	—	387,038	2,734,432	553,343
Receivable for capital stock sold	4,786,371	5,590,626	6,199,015	—
Net unrealized appreciation of forward foreign currency contracts	—	—	143,050	—
Other assets	219,723	1,498	3,670	3,474

Total Assets	101,784,462	383,052,941	157,915,724	143,116,692

LIABILITIES
Cash overdraft	—	—	—	145,383
Payable for investment securities purchased	18,544	1,603,705	145,513	806,545
Payable for capital stock redeemed	12,273	29,648	7,341	5,137,961
Future variation margin payable	110,090	—	—	—
Payable to investment adviser	25,081	275,180	161,548	83,934
Payable to The Penn Mutual Life Insurance Co.	37,356	143,982	59,811	50,969
Deferred Indian capital gains tax	—	123	396,338	—
Net unrealized depreciation of forward foreign currency contracts	—	—	1,679	—
Other liabilities	70,876	101,809	116,089	31,047

Total Liabilities	274,220	2,154,447	888,319	6,255,839

NET ASSETS	$101,510,242	$380,898,494	$157,027,405	$136,860,853

Investments at cost	$78,395,353	$302,576,629	$132,710,238	$118,253,476
Foreign currency at cost	555,322	686,338	69,462	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$88,009,574	$321,302,596	$148,593,170	113,182,282
Undistributed net investment income (loss)	(1,014,855)	(7,567,472)	(551,690)	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(3,035,095)	(5,900,390)	(6,699,021)	(154,629)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	17,550,618	73,063,760	15,684,946	23,833,200

NET ASSETS	$101,510,242	$380,898,494	$157,027,405	$136,860,853

Shares outstanding, $0.10 par value, 250 million shares authorized		16,281,705

Shares outstanding, $0.0001 par value, 250 million shares authorized	8,793,212		14,483,747	7,599,009

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$11.54	$23.39	$10.84	$18.01

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2014

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$64,604,022	$249,128,395	$363,004,048	$106,988,971
Investments of unaffiliated issuers at value	386,856	1,203,734	896,224	709,861
Interest, dividends and reclaims receivable	7	19	21	13
Receivable for investment securities sold	2,396,211	6,598,410	9,271,107	3,564,468
Receivable for capital stock sold	154	196,401	124,449	44,958
Other assets	1,666	6,556	9,574	2,868

Total Assets	67,388,916	257,133,515	373,305,423	111,311,139

LIABILITIES
Payable for investment securities purchased	2,393,380	6,588,844	9,053,959	3,553,532
Payable for capital stock redeemed	452,033	2	8	24,102
Payable to investment adviser	6,541	25,025	35,587	10,984
Payable to The Penn Mutual Life Insurance Co.	23,777	93,420	136,297	40,657
Other liabilities	8,629	24,608	35,483	12,622

Total Liabilities	2,884,360	6,731,899	9,261,334	3,641,897

NET ASSETS	$64,504,556	$250,401,616	$364,044,089	$107,669,242

Investments of affiliated issuers at cost	$42,491,820	$163,140,742	$256,703,468	$79,769,115
Investments of unaffiliated issuers at cost	386,856	1,203,734	896,224	709,851

COMPONENTS OF NET ASSETS:
Paid-in Capital	$42,828,713	$166,568,175	$259,398,860	$81,137,451
Undistributed net investment income (loss)	—	—	—	—
Accumulated net realized gain (loss) on investment transactions	(436,359)	(2,154,212)	(1,655,351)	(688,065)
Net unrealized appreciation (depreciation) in value of investments	22,112,202	85,987,653	106,300,580	27,219,856

NET ASSETS	$64,504,556	$250,401,616	$364,044,089	$107,669,242

Shares outstanding, $0.0001 par value, 250 million shares authorized	4,265,963	15,914,466	25,214,772	7,900,910

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$15.12	$15.73	$14.44	$13.63

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2014

Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$64,202,827
Investments of unaffiliated issuers at value	980,321
Interest, dividends and reclaims receivable	17
Receivable for investment securities sold	506,061
Receivable for capital stock sold	52,862
Other assets	1,774

Total Assets	65,743,862

LIABILITIES
Payable for investment securities purchased	503,316
Payable for capital stock redeemed	16,645
Payable to investment adviser	6,639
Payable to The Penn Mutual Life Insurance Co.	25,103
Other liabilities	9,293

Total Liabilities	560,996

NET ASSETS	$65,182,866

Investments of affiliated issuers at cost	$51,474,481
Investments of unaffiliated issuers at cost	980,321

COMPONENTS OF NET ASSETS:
Paid-in Capital	$52,864,835
Undistributed net investment income (loss)	—
Accumulated net realized gain (loss) on investment transactions	(410,315)
Net unrealized appreciation (depreciation) in value of investments	12,728,346

NET ASSETS	$65,182,866

Shares outstanding, $0.0001 par value, 250 million shares authorized	5,124,442

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.72

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations

For The Year Ended December 31, 2014

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund

INVESTMENT INCOME:
Dividends	$1,523	$1,140	$152,811	$53,191
Interest	177,054	3,201,671	14,063,220	12,337,131

Total Investment Income	178,577	3,202,811	14,216,031	12,390,322

EXPENSES
Investment advisory fees	388,671	965,434	2,170,855	1,042,869
Administration fees	203,733	358,681	822,240	289,331
Accounting fees	87,911	139,560	244,448	116,444
Director fees and expenses	6,249	11,194	24,926	8,802
Custodian fees and expenses	24,998	18,796	41,486	47,960
Pricing fees	11,422	22,877	25,813	62,541
Professional fees	15,674	31,333	63,308	23,581
Printing fees	10,009	19,460	40,654	14,446
Other expenses	25,925	31,338	77,599	26,849

Total Expenses	774,592	1,598,673	3,511,329	1,632,823
Less: Waivers and reimbursement from advisor	388,671	—	—	—
Less: Waivers and reimbursement from administrator	220,934	—	—	—

Net Expenses	164,987	1,598,673	3,511,329	1,632,823

Net Investment Income (Loss)	13,590	1,604,138	10,704,702	10,757,499

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	—	870,220	11,589,711	1,170,142
Net realized gain (loss) on futures contracts	—	(322,415)	(1,683,455)	—
Net realized foreign exchange gain (loss)	—	—	78,966	1,288,588
Change in net unrealized appreciation (depreciation) of investments and foreign currency related items	—	(1,814,906)	7,584,178	(9,843,153)
Change in net unrealized appreciation (depreciation) of futures contracts	—	(23,437)	(677,188)	—

Net Gain (Loss) on Investment Securities and Foreign Currency	—	(1,290,538)	16,892,212	(7,384,423)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,590	$313,600	$27,596,914	$3,373,076

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund

INVESTMENT INCOME:
Dividends	$29,847,895	$31	$1,913,408	$792,507
Interest	29,412,818	—	2	323
Foreign tax withheld	(164,000)	—	(8,533)	(35,404)

Total Investment Income	59,096,713	31	1,904,877	757,426

EXPENSES
Investment advisory fees	19,173,189	—	1,845,439	306,132
Administration fees	4,299,136	119,187	403,931	83,491
Accounting fees	713,218	12,001	154,644	38,962
Director fees and expenses	129,571	3,633	12,400	2,545
Custodian fees and expenses	255,585	5,729	63,993	29,780
Pricing fees	81,714	2,487	19,114	16,415
Professional fees	359,806	9,311	37,543	7,746
Printing fees	219,947	5,937	20,359	4,551
Other expenses	288,518	11,834	35,410	10,464

Total Expenses	25,520,684	170,119	2,592,833	500,086
Less: Waivers and reimbursement from administrator	—	7,278	—	3,438

Net Expenses	25,520,684	162,841	2,592,833	496,648

Net investment income (loss)	33,576,029	(162,810)	(687,956)	260,778

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	340,266,716	1,733,462	38,003,401	2,935,635
Net realized gain (loss) on options	335,838	—	—	—
Net realized foreign exchange gain (loss)	191,162	—	(1,868)	(389)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(43,325,431)	5,805,255	(15,403,481)	2,858,415
Change in net unrealized appreciation (depreciation) of written options	(2,745,756)	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	294,722,529	7,538,717	22,598,052	5,793,661

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$328,298,558	$7,375,907	$21,910,096	$6,054,439

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations

For The Year Ended December 31, 2014

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund

INVESTMENT INCOME:
Dividends	$851,426	$5,020,441	$4,281,093	$8,379,003
Interest	—	1	—	327
Foreign tax withheld	(1,068)	(35,493)	(54,677)	(933)

Total Investment Income	850,358	4,984,949	4,226,416	8,378,397

EXPENSES
Investment advisory fees	749,494	1,432,773	1,217,834	466,562
Administration fees	187,374	334,212	283,338	627,616
Accounting fees	82,458	131,404	114,446	205,523
Director fees and expenses	5,809	10,247	8,686	18,995
Custodian fees and expenses	18,997	15,562	22,359	45,477
Pricing fees	3,429	6,660	3,510	10,852
Professional fees	15,706	27,841	22,619	61,334
Printing fees	9,529	17,248	14,137	31,922
Other expenses	19,034	29,919	26,467	100,898

Total Expenses	1,091,830	2,005,866	1,713,396	1,569,179

Net Expenses	1,091,830	2,005,866	1,713,396	1,569,179

Net investment income (loss)	(241,472)	2,979,083	2,513,020	6,809,218

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
Net realized gain (loss) on investment transactions	21,846,006	11,930,695	37,401,939	7,296,570
Net realized gain (loss) on futures contracts	—	—	—	843,709
Change in net unrealized appreciation (depreciation) of investments	(12,283,083)	9,128,467	(19,805,307)	37,489,351
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	339,329

Net Gain (Loss) on Investment Securities	9,562,923	21,059,162	17,596,632	45,968,959

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,321,451	$24,038,245	$20,109,652	$52,778,177

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund

INVESTMENT INCOME:
Dividends	$1,043,084	$2,824,587	$1,760,908	$159,469
Interest	—	22	29	—
Foreign tax withheld	(880)	—	(9,089)	—

Total Investment Income	1,042,204	2,824,609	1,751,848	159,469

EXPENSES
Investment advisory fees	875,459	984,707	557,691	475,992
Administration fees	187,598	268,556	116,186	95,198
Accounting fees	82,533	109,519	54,220	44,426
Director fees and expenses	5,796	8,191	3,428	2,927
Custodian fees and expenses	15,952	16,204	40,639	26,541
Pricing fees	4,870	4,567	16,409	3,819
Professional fees	15,139	22,872	9,384	8,468
Printing fees	9,373	14,005	5,748	5,163
Other expenses	18,312	24,446	12,512	11,346

Total Expenses	1,215,032	1,453,067	816,217	673,880
Less: Waivers and reimbursement from advisor	—	—	—	3,212

Net Expenses	1,215,032	1,453,067	816,217	670,668

Net investment income (loss)	(172,828)	1,371,542	935,631	(511,199)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	29,823,567	15,268,055	7,526,900	6,827,345
Net realized gain (loss) on written options	(445,823)	—	—	—
Net realized foreign exchange gain (loss)	(138)	—	307,871	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency related items	(18,047,236)	6,504,814	3,304,421	(6,054,448)
Change in net unrealized appreciation (depreciation) of written options	17,124	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	11,347,494	21,772,869	11,139,192	772,897

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,174,666	$23,144,411	$12,074,823	$261,698

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations

For The Year Ended December 31, 2014

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund

INVESTMENT INCOME:
Dividends	$983,726	$537,247	$3,973,138	$832,217
Interest	—	—	9	45
Foreign tax withheld	—	(5,194)	(7,107)	(447)

Total Investment Income	983,726	532,053	3,966,040	831,815

EXPENSES
Investment advisory fees	646,819	658,720	1,813,143	200,618
Administration fees	102,129	133,119	358,148	100,309
Accounting fees	47,660	62,122	139,383	46,811
Director fees and expenses	3,086	4,056	11,004	3,087
Custodian fees and expenses	12,822	10,898	56,595	41,289
Pricing fees	3,946	5,915	7,365	30,191
Professional fees	8,587	10,910	30,530	8,588
Printing fees	5,234	6,692	18,690	5,288
Other expenses	11,416	14,444	32,177	25,288

Total Expenses	841,699	906,876	2,467,035	461,469
Less: Waivers and reimbursement from advisor	22,348	—	—	31,741

Net Expenses	819,351	906,876	2,467,035	429,728

Net investment income (loss)	164,375	(374,823)	1,499,005	402,087

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	7,972,692	5,629,216	26,230,747	3,535,773
Net realized gain (loss) on futures contracts	—	—	—	68,644
Net realized foreign currency exchange gain (loss)	—	2,730	—	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(1,947,849)	1,729,319	(10,946,357)	(1,132,942)
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	(28,446)

Net Gain (Loss) on Investment Securities and Foreign Currency	6,024,843	7,361,265	15,284,390	2,443,029

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,189,218	$6,986,442	$16,783,395	$2,845,116

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund

INVESTMENT INCOME:
Dividends	$3,670,975	$9,363,919	$3,578,691	$3,045,099
Interest	642	—	1,259	6
Foreign tax withheld	(262,819)	(489,318)	(420,003)	—

Total Investment Income	3,408,798	8,874,601	3,159,947	3,045,105

EXPENSES
Investment advisory fees	317,329	3,294,395	1,927,506	887,396
Administration fees	158,664	580,600	245,022	190,156
Accounting fees	83,392	252,221	118,009	83,385
Director fees and expenses	4,909	17,776	7,536	5,642
Custodian fees and expenses	94,438	132,461	326,617	19,018
Pricing fees	115,439	27,137	35,256	4,166
Professional fees	12,644	60,053	59,161	14,786
Printing fees	8,220	29,176	12,488	9,323
Recaptured advisory fees	—	—	127,901	—
Other expenses	69,606	56,282	27,589	17,829

Total Expenses	864,641	4,450,101	2,887,085	1,231,701
Less: Waivers and reimbursement from advisor	72,559	—	31,604	—

Net Expenses	792,082	4,450,101	2,855,481	1,231,701

Net Investment Income (Loss)	2,616,716	4,424,500	304,466	1,813,404

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	(713,770)	16,064,701	1,914,161	9,971,688
Net realized gain (loss) on futures contracts	57,250	—	—	—
Net realized foreign currency exchange gain (loss)	(50,638)	(442,883)	283,403	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency related items	(7,995,123)	(8,483,026)	(10,252,484)	21,550,613
Change in net unrealized appreciation (depreciation) of futures contracts	(130,031)	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	(8,832,312)	7,138,792	(8,054,920)	31,522,301

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,215,596)	$11,563,292	$(7,750,454)	$33,335,705

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations

For The Year Ended December 31, 2014

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund

INVESTMENT INCOME:
Dividends	$29	$109	$799	$454

Total Investment Income	29	109	799	454

EXPENSES
Investment advisory fees	69,149	272,974	396,306	125,380
Administration fees	91,173	364,465	539,087	165,999
Accounting fees	12,001	24,298	35,939	12,001
Director fees and expenses	2,760	11,062	16,460	5,091
Custodian fees and expenses	4,484	17,572	25,337	8,217
Pricing fees	2,784	2,812	2,809	2,759
Professional fees	7,548	30,030	43,635	13,247
Printing fees	4,685	18,828	27,583	8,503
Recaptured advisory fees	598	—	—	—
Other expenses	9,107	30,100	44,833	15,922

Total Expenses	204,289	772,141	1,131,989	357,119
Less: Waivers and reimbursement from advisor	179	—	—	—

Net Expenses	204,110	772,141	1,131,989	357,119

Net investment loss	(204,081)	(772,032)	(1,131,190)	(356,665)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
Net realized gain (loss) on investment transactions	912,874	3,441,261	6,721,209	3,086,664
Change in net unrealized appreciation (depreciation) of investments	3,304,304	12,349,357	13,918,874	2,798,243

Net Gain (Loss) on Investment Securities	4,217,178	15,790,618	20,640,083	5,884,907

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,013,097	$15,018,586	$19,508,893	$5,528,242

	Conservative Allocation Fund

INVESTMENT INCOME:
Dividends	$657

Total Investment Income	657

EXPENSES
Investment advisory fees	77,155
Administration fees	102,070
Accounting fees	12,001
Director fees and expenses	3,131
Custodian fees and expenses	5,233
Pricing fees	2,674
Professional fees	7,810
Printing fees	5,050
Recaptured advisory fees	1,285
Other expenses	10,808

Total Expenses	227,217
Less: Waivers and reimbursement from advisor	88

Net Expenses	227,129

Net investment loss	(226,472)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
Net realized gain (loss) on investment transactions	907,517
Change in net unrealized appreciation (depreciation) of investments	1,841,534

Net Gain (Loss) on Investment Securities	2,749,051

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,522,579

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Money Market Fund		Limited Maturity Bond Fund
	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$13,590	$13,151	$1,604,138	$1,182,668
Net realized gain (loss) on investment transactions	—	—	870,220	167,105
Net realized gain (loss) on futures contracts	—	—	(322,415)	—
Net change in unrealized appreciation (depreciation) of investments contracts	—	—	(1,814,906)	(1,512,020)
Net change in unrealized appreciation (depreciation) of future contracts	—	—	(23,437)	—

Net Increase (Decrease) in Net Assets Resulting from Operations	13,590	13,151	313,600	(162,247)

Distributions from:
Net investment income	(13,590)	(13,151)	—	—

Total Distributions	(13,590)	(13,151)	—	—

Capital Share Transactions (1):
Shares issued	112,210,094	134,904,829	45,621,027	93,163,341
Shares issued in lieu of cash distributions	13,593	13,153	—	—
Shares redeemed	(104,373,265)	(151,761,830)	(67,540,093)	(51,719,394)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	7,850,422	(16,843,848)	(21,919,066)	41,443,947

Total Increase (Decrease)	7,850,422	(16,843,848)	(21,605,466)	41,281,700

Net Assets:
Beginning of period	124,881,016	141,724,864	243,667,156	202,385,456

End of Period	$132,731,438	$124,881,016	$222,061,690	$243,667,156

Undistributed net investment income (loss)	$—	$—	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	112,210,094	134,904,829	3,961,890	8,107,656
Shares issued in lieu of cash distributions	13,593	13,153	—	—
Shares redeemed	(104,373,265)	(151,761,830)	(5,864,076)	(4,503,971)

	7,850,422	(16,843,848)	(1,902,186)	3,603,685

	Quality Bond Fund		High Yield Bond Fund
	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$10,704,702	$10,455,707	$10,757,499	$11,112,337
Net realized gain (loss) on investment transactions	11,589,711	162,217	1,170,142	4,828,712
Net realized gain (loss) on futures contracts	(1,683,455)	—	—	—
Net realized foreign exchange gain (loss)	78,966	—	1,288,588	(720,976)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency related items	6,906,990	(26,300,466)	(9,843,153)	(1,253,621)

Net Increase (Decrease) in Net Assets Resulting from Operations	27,596,914	(15,682,542)	3,373,076	13,966,452

Capital Share Transactions (1):
Shares issued	64,744,414	138,595,418	32,275,457	27,295,243
Shares redeemed	(79,484,028)	(144,553,737)	(29,932,861)	(32,193,986)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(14,739,614)	(5,958,319)	2,342,596	(4,898,743)

Total Increase (Decrease)	12,857,300	(21,640,861)	5,715,672	9,067,709

Net Assets:
Beginning of period	546,758,666	568,399,527	188,787,935	179,720,226

End of Period	$559,615,966	$546,758,666	$194,503,607	$188,787,935

Undistributed net investment income (loss)	$—	$—	$(369,756)	$(246,879)

(1) Shares Issued and Redeemed:
Shares issued	4,908,765	10,832,965	2,905,150	2,636,071
Shares redeemed	(6,050,584)	(11,195,971)	(2,702,689)	(3,106,563)

	(1,141,819)	(363,006)	202,461	(470,492)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Flexibly Managed Fund		Balanced Fund
	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$33,576,029	$24,808,683	$(162,810)	$(149,409)
Net realized gain (loss) on investment transactions	340,266,716	176,932,010	1,733,462	2,571,982
Net realized gain (loss) on written options	335,838	1,681,726	—	—
Net realized foreign exchange gain (loss)	191,162	167,635	—	—
Net change in unrealized appreciation (depreciation) of investments and foreign currency related items	(43,325,431)	274,455,490	5,805,255	9,322,862
Net change in unrealized appreciation (depreciation) of written options	(2,745,756)	(7,499,889)	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	328,298,558	470,525,655	7,375,907	11,745,435

Capital Share Transactions (1):
Shares issued	179,219,743	289,558,729	6,157,778	7,405,477
Shares redeemed	(118,834,503)	(84,991,839)	(10,382,073)	(12,109,877)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	60,385,240	204,566,890	(4,224,295)	(4,704,400)

Total Increase (Decrease)	388,683,798	675,092,545	3,151,612	7,041,035

Net Assets:
Beginning of period	2,685,504,382	2,010,411,837	78,642,033	71,600,999

End of Period	$3,074,188,180	$2,685,504,382	$81,793,645	$78,642,033

Undistributed net investment income (loss)	$(469,648)	$(668,781)	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	4,743,651	8,961,273	400,671	549,274
Shares redeemed	(3,162,331)	(2,586,030)	(676,995)	(885,032)

	1,581,320	6,375,243	(276,324)	(335,758)

	Large Growth Stock Fund		Large Cap Growth Fund
	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(687,956)	$(491,912)	$260,778	$167,600
Net realized gain (loss) on investment transactions	38,003,401	34,772,193	2,935,635	5,420,481
Net realized foreign exchange gain (loss)	(1,868)	(6,530)	(389)	(1,828)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(15,403,481)	44,513,129	2,858,415	4,250,969

Net Increase (Decrease) in Net Assets Resulting from Operations	21,910,096	78,786,880	6,054,439	9,837,222

Capital Share Transactions (1):
Shares issued	22,569,243	24,914,584	5,813,560	25,458,062
Shares redeemed	(26,155,315)	(52,342,379)	(8,966,768)	(10,284,187)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,586,072)	(27,427,795)	(3,153,208)	15,173,875

Total Increase (Decrease)	18,324,024	51,359,085	2,901,231	25,011,097

Net Assets:
Beginning of period	262,357,750	210,998,665	54,761,877	29,750,780

End of Period	$280,681,774	$262,357,750	$57,663,108	$54,761,877

Undistributed net investment income (loss)	$—	$—	$(86,940)	$(116)

(1) Shares Issued and Redeemed:
Shares issued	880,266	1,205,104	479,708	2,504,914
Shares redeemed	(1,015,873)	(2,445,057)	(731,398)	(962,621)

	(135,607)	(1,239,953)	(251,690)	1,542,293

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Large Core Growth Fund		Large Cap Value Fund
	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(241,472)	$(90,003)	$2,979,083	$2,234,143
Net realized gain (loss) on investment transactions	21,846,006	17,891,956	11,930,695	32,258,514
Net change in unrealized appreciation (depreciation) of investments	(12,283,083)	19,480,922	9,128,467	20,425,657

Net Increase (Decrease) in Net Assets Resulting from Operations	9,321,451	37,282,875	24,038,245	54,918,314

Capital Share Transactions (1):
Shares issued	4,654,935	5,819,055	14,616,590	23,655,160
Shares redeemed	(15,752,654)	(21,397,991)	(26,925,727)	(28,177,632)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(11,097,719)	(15,578,936)	(12,309,137)	(4,522,472)

Total Increase (Decrease)	(1,776,268)	21,703,939	11,729,108	50,395,842

Net Assets:
Beginning of period	127,756,509	106,052,570	217,351,051	166,955,209

End of Period	$125,980,241	$127,756,509	$229,080,159	$217,351,051

Undistributed net investment income (loss)	$—	$—	$(1,343,191)	$—

(1) Shares Issued and Redeemed:
Shares issued	310,870	466,936	675,743	1,291,817
Shares redeemed	(1,040,372)	(1,706,084)	(1,233,574)	(1,531,580)

	(729,502)	(1,239,148)	(557,831)	(239,763)

	Large Core Value Fund		Index 500 Fund
	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,513,020	$2,246,788	$6,809,218	$6,258,827
Net realized gain (loss) on investment transactions	37,401,939	24,854,649	7,296,570	380,831
Net realized gain (loss) on futures contracts	—	—	843,709	2,032,773
Net change in unrealized appreciation (depreciation) of investments	(19,805,307)	19,094,604	37,489,351	91,071,550
Net change in unrealized appreciation (depreciation) of futures contracts	—	—	339,329	—

Net Increase (Decrease) in Net Assets Resulting from Operations	20,109,652	46,196,041	52,778,177	99,743,981

Capital Share Transactions (1):
Shares issued	11,715,588	16,345,085	36,130,266	46,832,775
Shares redeemed	(24,760,075)	(35,500,124)	(44,610,829)	(60,185,970)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(13,044,487)	(19,155,039)	(8,480,563)	(13,353,195)

Total Increase (Decrease)	7,065,165	27,041,002	44,297,614	86,390,786

Net Assets:
Beginning of period	185,630,327	158,589,325	398,537,211	312,146,425

End of Period	$192,695,492	$185,630,327	$442,834,825	$398,537,211

Undistributed net investment income (loss)	$76,589	$7,956	$(20,358)	$(5,712)

(1) Shares Issued and Redeemed:
Shares issued	825,238	1,389,827	2,435,987	3,809,166
Shares redeemed	(1,756,085)	(2,898,829)	(2,966,343)	(4,753,423)

	(930,847)	(1,509,002)	(530,356)	(944,257)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(172,828)	$(549,006)	$1,371,542	$1,813,860
Net realized gain (loss) on investment transactions	29,823,567	15,386,864	15,268,055	14,415,162
Net realized gain (loss) on written options	(445,823)	—	—	—
Net realized foreign exchange gain (loss)	(138)	—	—	—
Net change in unrealized appreciation (depreciation) of investments, written options and foreign currency	(18,030,112)	19,609,170	6,504,814	29,010,915

Net Increase (Decrease) in Net Assets Resulting from Operations	11,174,666	34,447,028	23,144,411	45,239,937

Capital Share Transactions (1):
Shares issued	14,891,737	8,640,070	11,388,988	21,501,173
Shares redeemed	(18,142,876)	(23,816,956)	(22,234,434)	(18,397,799)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,251,139)	(15,176,886)	(10,845,446)	3,103,374

Total Increase (Decrease)	7,923,527	19,270,142	12,298,965	48,343,311

Net Assets:
Beginning of period	120,562,671	101,292,529	172,994,102	124,650,791

End of Period	$128,486,198	$120,562,671	$185,293,067	$172,994,102

Undistributed net investment income (loss)	$35,627	$—	$(840,966)	$58,083

(1) Shares Issued and Redeemed:
Shares issued	1,047,530	741,536	592,926	1,295,099
Shares redeemed	(1,279,845)	(2,059,325)	(1,130,517)	(1,124,416)

	(232,315)	(1,317,789)	(537,591)	170,683

	Mid Core Value Fund		SMID Cap Growth Fund
	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$935,631	$636,956	$(511,199)	$(321,698)
Net realized gain (loss) on investment transactions	7,526,900	16,721,213	6,827,345	6,092,451
Net realized foreign exchange gain (loss)	307,871	53,040	—	—
Net change in unrealized appreciation (depreciation) of investments and foreign currency related items	3,304,421	(921,401)	(6,054,448)	12,737,247

Net Increase (Decrease) in Net Assets Resulting from Operations	12,074,823	16,489,808	261,698	18,508,000

Capital Share Transactions (1):
Shares issued	17,581,649	8,636,615	14,707,294	17,648,122
Shares redeemed	(11,301,682)	(10,419,914)	(22,993,475)	(13,107,181)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	6,279,967	(1,783,299)	(8,286,181)	4,540,941

Total Increase (Decrease)	18,354,790	14,706,509	(8,024,483)	23,048,941

Net Assets:
Beginning of period	71,874,214	57,167,705	63,626,559	40,577,618

End of Period	$90,229,004	$71,874,214	$55,602,076	$63,626,559

Undistributed net investment income (loss)	$24,509	$29,853	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	1,053,736	629,211	764,438	1,051,349
Shares redeemed	(686,372)	(755,332)	(1,190,875)	(762,625)

	367,364	(126,121)	(426,437)	288,724

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	SMID Cap Value Fund		Small Cap Growth Fund
	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$164,375	$225,900	$(374,823)	$(407,779)
Net realized gain (loss) on investment transactions	7,972,692	5,808,126	5,629,216	13,175,499
Net realized foreign exchange gain (loss)	—	—	2,730	(342)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(1,947,849)	11,071,821	1,729,319	13,509,581

Net Increase (Decrease) in Net Assets Resulting from Operations	6,189,218	17,105,847	6,986,442	26,276,959

Capital Share Transactions (1):
Shares issued	15,130,700	15,808,245	19,198,108	5,896,128
Shares redeemed	(10,957,501)	(12,945,588)	(13,045,724)	(20,353,790)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	4,173,199	2,862,657	6,152,384	(14,457,662)

Total Increase (Decrease)	10,362,417	19,968,504	13,138,826	11,819,297

Net Assets:
Beginning of period	63,543,764	43,575,260	89,538,986	77,719,689

End of Period	$73,906,181	$63,543,764	$102,677,812	$89,538,986

Undistributed net investment income (loss)	$—	$—	$9,930	$2,468

(1) Shares Issued and Redeemed:
Shares issued	766,363	948,116	712,727	263,234
Shares redeemed	(552,938)	(769,055)	(494,815)	(921,368)

	213,425	179,061	217,912	(658,134)

	Small Cap Value Fund		Small Cap Index Fund
	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,499,005	$960,743	$402,087	$391,452
Net realized gain (loss) on investment transactions	26,230,747	32,584,526	3,535,773	2,344,619
Net realized gain (loss) on futures contracts	—	—	68,644	413,036
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(10,946,357)	34,551,777	(1,132,942)	14,242,064
Net change in unrealized appreciation (depreciation) of futures contracts	—	—	(28,446)	—

Net Increase (Decrease) in Net Assets Resulting from Operations	16,783,395	68,097,046	2,845,116	17,391,171

Capital Share Transactions (1):
Shares issued	18,418,878	21,056,548	13,342,287	14,878,307
Shares redeemed	(27,846,882)	(26,222,612)	(14,389,640)	(9,852,742)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(9,428,004)	(5,166,064)	(1,047,353)	5,025,565

Total Increase (Decrease)	7,355,391	62,930,982	1,797,763	22,416,736

Net Assets:
Beginning of period	238,771,571	175,840,589	64,860,223	42,443,487

End of Period	$246,126,962	$238,771,571	$66,657,986	$64,860,223

Undistributed net investment income (loss)	$—	$(145,426)	$(8,410)	$(9,158)

(1) Shares Issued and Redeemed:
Shares issued	697,324	945,046	802,724	1,032,176
Shares redeemed	(1,043,954)	(1,157,062)	(855,991)	(661,220)

	(346,630)	(212,016)	(53,267)	370,956

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Developed International Index Fund		International Equity Fund
	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,616,716	$2,463,019	$4,424,500	$3,989,620
Net realized gain (loss) on investment transactions	(713,770)	(1,802,237)	16,064,701	22,058,244
Net realized gains (loss) on futures contracts	57,250	305,533	—	—
Net realized foreign exchange gain (loss)	(50,638)	(9,919)	(442,883)	(491,798)
Net change in unrealized appreciation (depreciation) of investments and foreign currency related items	(7,995,123)	17,706,598	(8,483,026)	(4,396,386)
Net change in unrealized appreciation (depreciation) of futures contracts	(130,031)	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	(6,215,596)	18,662,994	11,563,292	21,159,680

Capital Share Transactions (1):
Shares issued	21,421,254	20,155,439	30,353,335	44,671,355
Shares redeemed	(16,928,155)	(25,371,940)	(39,206,826)	(36,241,221)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	4,493,099	(5,216,501)	(8,853,491)	8,430,134

Total Increase (Decrease)	(1,722,497)	13,446,493	2,709,801	29,589,814

Net Assets:
Beginning of period	103,232,739	89,786,246	378,188,693	348,598,879

End of Period	$101,510,242	$103,232,739	$380,898,494	$378,188,693

Undistributed net investment income (loss)	$(1,014,855)	$(421,083)	$(7,657,472)	$(4,399,305)

(1) Shares Issued and Redeemed:
Shares issued	1,771,528	1,821,911	1,292,836	2,004,226
Shares redeemed	(1,380,264)	(2,264,532)	(1,655,055)	(1,620,348)

	391,264	(442,621)	(362,219)	383,878

	Emerging Markets Equity Fund		Real Estate Securities Fund
	For the year ended 12/31/14	For the year ended 12/31/13	For the year ended 12/31/14	For the year ended 12/31/13
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$304,466	$388,529	$1,813,404	$1,503,361
Net realized gain (loss) on investment transactions	1,914,161	222,312	9,971,688	6,127,088
Net realized foreign exchange gain (loss)	283,403	(115,528)	—	—
Net change in unrealized appreciation (depreciation) of investments and foreign currency related items	(10,252,484)	(2,318,916)	21,550,613	(4,923,112)

Net Increase (Decrease) in Net Assets Resulting from Operations	(7,750,454)	(1,823,603)	33,335,705	2,707,337

Capital Share Transactions (1):
Shares issued	20,116,546	27,080,779	14,877,565	24,229,101
Shares redeemed	(18,517,520)	(14,936,714)	(25,642,611)	(10,792,716)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,599,026	12,144,065	(10,765,046)	13,436,385

Total Increase (Decrease)	(6,151,428)	10,320,462	22,570,659	16,143,722

Net Assets:
Beginning of period	163,178,833	152,858,371	114,290,194	98,146,472

End of Period	$157,027,405	$163,178,833	$136,860,853	$114,290,194

Undistributed net investment income (loss)	$(551,690)	$(542,509)	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	1,781,761	2,380,504	929,018	1,704,606
Shares redeemed	(1,617,880)	(1,314,133)	(1,595,302)	(756,923)

	163,881	1,066,371	(666,284)	947,683

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
	For the year ended 12/31/14	For the year ended 12/31/13	For the year ended 12/31/14	For the year ended 12/31/13
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(204,081)	$(162,159)	$(772,032)	$(642,003)
Net realized gain (loss) on investment transactions	912,874	700,038	3,441,261	3,319,129
Net change in unrealized appreciation (depreciation) of investments	3,304,304	9,317,125	12,349,357	33,132,324

Net Increase (Decrease) in Net Assets Resulting from Operations	4,013,097	9,855,004	15,018,586	35,809,450

Capital Share Transactions (1):
Shares issued	10,098,446	14,707,924	25,123,177	39,529,743
Shares redeemed	(6,486,215)	(8,917,612)	(20,925,530)	(23,382,869)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	3,612,231	5,790,312	4,197,647	16,146,874

Total Increase (Decrease)	7,625,328	15,645,316	19,216,233	51,956,324

Net Assets:
Beginning of period	56,879,228	41,233,912	231,185,383	179,229,059

End of Period	$64,504,556	$56,879,228	$250,401,616	$231,185,383

Undistributed net investment income (loss)	$—	$—	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	692,274	1,145,505	1,660,078	2,906,051
Shares redeemed	(443,356)	(696,475)	(1,370,185)	(1,713,234)

	248,918	449,030	289,893	1,192,817

	Moderate Allocation Fund		Moderately Conservative Allocation Fund
	For the year ended 12/31/14	For the year ended 12/31/13	For the year ended 12/31/14	For the year ended 12/31/13
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(1,131,190)	$(1,014,580)	$(356,665)	$(340,982)
Net realized gain (loss) on investment transactions	6,721,209	6,848,949	3,086,664	2,737,934
Net change in unrealized appreciation (depreciation) of investments	13,918,874	36,953,271	2,798,243	7,065,143

Net Increase (Decrease) in Net Assets Resulting from Operations	19,508,893	42,787,640	5,528,242	9,462,095

Capital Share Transactions (1):
Shares issued	22,589,465	44,282,431	10,959,713	24,189,911
Shares redeemed	(28,218,510)	(27,856,519)	(20,271,176)	(18,227,457)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,629,045)	16,425,912	(9,311,463)	5,962,454

Total Increase (Decrease)	13,879,848	59,213,552	(3,783,221)	15,424,549

Net Assets:
Beginning of period	350,164,241	290,950,689	111,452,463	96,027,914

End of Period	$364,044,089	$350,164,241	$107,669,242	$111,452,463

Undistributed net investment income (loss)	$—	$—	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	1,612,172	3,469,988	824,976	1,960,311
Shares redeemed	(2,007,711)	(2,154,312)	(1,512,162)	(1,462,960)

	(395,539)	1,315,676	(687,186)	497,351

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Conservative Allocation Fund
	Year Ended 12/31/14	Year Ended 12/31/13
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(226,472)	$(232,466)
Net realized gain (loss) on investment transactions	907,517	1,818,220
Net change in unrealized appreciation (depreciation) of investments	1,841,534	1,470,305

Net Increase (Decrease) in Net Assets Resulting from Operations	2,522,579	3,056,059

Capital Share Transactions (1):
Shares issued	13,239,590	20,212,093
Shares redeemed	(18,764,183)	(25,687,459)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,524,593)	(5,475,366)

Total Increase (Decrease)	(3,002,014)	(2,419,307)

Net Assets:
Beginning of period	68,184,880	70,604,187

End of Period	$65,182,866	$68,184,880

Undistributed net investment income (loss)	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	1,061,522	1,681,772
Shares redeemed	(1,497,478)	(2,134,595)

	(435,956)	(452,823)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MONEY MARKET FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2014		2013		2012		2011		2010
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:
Net investment income (loss)	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

Total from investment operations	—		—		—		—		—

Less distributions:
Net investment income	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

Total distributions	—		—		—		—		—

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return [1]	0.01%		0.01%		0.01%		0.01%		0.01%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$132,731		$124,881		$141,725		$154,213		$139,988

Ratio of net expenses to average net assets	0.12%		0.16%		0.22%		0.22%		0.33%

Ratio of total expenses to average net assets	0.57%		0.48%		0.49%		0.49%		0.47%

Ratio of net investment income (loss) to average net assets	0.01%		0.01%		0.01%		0.01%		0.01%

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)  Distributions were less than one penny per share.

LIMITED MATURITY BOND FUND For a share outstanding throughout each period
	Year Ended December 31,
	2014		2013		2012		2011		2010
Net asset value, beginning of period	$11.48		$11.49		$11.42		$11.17		$10.76

Income from investment operations:
Net investment income (loss)	0.08		0.05		0.09		0.13		0.17
Net realized and unrealized gain (loss) on investment transactions	(0.06)		(0.06)		(0.02)		0.12		0.24

Total from investment operations	0.02		(0.01)		0.07		0.25		0.41

Net asset value, end of period	$11.50		$11.48		$11.49		$11.42		$11.17

Total return [1]	0.17%		(0.09%	)	0.61%		2.24%		3.71%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$222,062		$243,667		$202,385		$174,290		$152,447

Ratio of total expenses to average net assets	0.67%		0.57%		0.57%		0.58%		0.58%

Ratio of net investment income (loss) to average net assets	0.67%		0.60%		0.81%		1.14%		1.56%

Portfolio turnover rate	82%		50%		31%		50%		38%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

QUALITY BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.75	$13.14	$12.73	$11.56	$10.90

Income from investment operations:
Net investment income (loss)	0.26	0.25	0.27	0.32	0.28
Net realized and unrealized gain (loss) on investment transactions	0.39	(0.64)	0.14	0.85	0.38

Total from investment operations	0.65	(0.39)	0.41	1.17	0.66

Net asset value, end of period	$13.40	$12.75	$13.14	$12.73	$11.56

Total return [1]	5.10%	(2.97% )	3.22%	10.12%	6.06%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$559,616	$546,759	$568,400	$477,606	$418,957

Ratio of total expenses to average net assets	0.64%	0.56%	0.56%	0.57%	0.58%

Ratio of net investment income (loss) to average net assets	1.95%	1.91%	2.06%	2.62%	2.48%

Portfolio turnover rate	135%	47%	32%	44%	69%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

HIGH YIELD BOND FUND For a share outstanding throughout each period
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.78	$9.99	$8.72	$8.46	$7.41

Income (loss) from investment operations:
Net investment income (loss)	0.62	0.62	0.61	0.62	0.61
Net realized and unrealized gain (loss) on investment transactions	(0.42)	0.17	0.66	(0.36)	0.44

Total from investment operations	0.20	0.79	1.27	0.26	1.05

Net asset value, end of period	$10.98	$10.78	$9.99	$8.72	$8.46

Total return [1]	1.86%	7.91%	14.56%	3.07%	14.17%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$194,504	$188,788	$179,720	$141,290	$131,682

Ratio of total expenses to average net assets	0.85%	0.82%	0.82%	0.83%	0.85%

Ratio of net investment income (loss) to average net assets	5.58%	5.96%	6.52%	7.16%	7.73%

Portfolio turnover rate	56%	68%	69%	58%	61%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

FLEXIBLY MANAGED FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$35.72	$29.22	$25.46	$24.71	$21.69

Income (loss) from investment operations:
Net investment income (loss)	0.45	0.34	0.44	0.40	0.35
Net realized and unrealized gain (loss) on investment transactions	3.87	6.16	3.32	0.35	2.67

Total from investment operations	4.32	6.50	3.76	0.75	3.02

Net asset value, end of period	$40.04	$35.72	$29.22	$25.46	$24.71

Total return [1]	12.09%	22.25%	14.77%	3.04%	13.92%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$3,074,188	$2,685,504	$2,010,412	$1,655,254	$1,583,104

Ratio of total expenses to average net assets	0.89%	0.83%	0.84%	0.84%	0.85%

Ratio of net investment income (loss) to average net assets	1.18%	1.04%	1.59%	1.60%	1.55%

Portfolio turnover rate	74%	63%	65%	83%	67%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

BALANCED FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2014		2013		2012		2011		2010
Net asset value, beginning of period	$14.71		$12.60		$11.40		$10.80		$9.67

Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.03)		(0.02)		(0.02)		(0.02)
Net realized and unrealized gain (loss) on investment transactions	1.45		2.14		1.22		0.62		1.15

Total from investment operations	1.42		2.11		1.20		0.60		1.13

Net asset value, end of period	$16.13		$14.71		$12.60		$11.40		$10.80

Total return [1]	9.65%		16.75%		10.53%		5.56%		11.69%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$81,794		$78,642		$71,601		$65,342		$64,311

Ratio of net expenses to average net assets [2]	0.20%		0.20%		0.19%		0.18%		0.18%

Ratio of total expenses to average net assets [2]	0.21%		0.22%		0.23%		0.24%		0.24%

Ratio of net investment income (loss) to average net assets	(0.20%	)	(0.20%	)	(0.19%	)	(0.18%	)	(0.18%	)

Portfolio turnover rate	8%		16%		15%		17%		18%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE GROWTH STOCK FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2014		2013		2012	2011	2010
Net asset value, beginning of period	$25.11		$18.05		$15.20	$15.44	$13.22

Income (loss) from investment operations:
Net investment income (loss)	(0.07)		(0.04)		0.01	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investment transactions	2.17		7.10		2.84	(0.21)	2.24

Total from investment operations	2.10		7.06		2.85	(0.24)	2.22

Net asset value, end of period	$27.21		$25.11		$18.05	$15.20	$15.44

Total return [1]	8.36%		39.11%		18.75%	(1.55% )	16.79%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$280,682		$262,358		$210,999	$176,692	$174,372

Ratio of total expenses to average net assets	0.96%		0.90%		0.91%	0.93%	0.94%

Ratio of net investment income (loss) to average net assets	(0.26%	)	(0.21%	)	0.03%	(0.19% )	(0.18%	)

Portfolio turnover rate	38%		36%		35%	33%	43%

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

LARGE CAP GROWTH FUND For a share outstanding throughout each period
	Year Ended December 31,
	2014		2013		2012	2011	2010
Net asset value, beginning of period	$11.78		$9.57		$8.68	$9.31	$8.28

Income (loss) from investment operations:
Net investment income (loss)	0.06		0.04		0.01	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investment transactions	1.27		2.17		0.88	(0.61)	1.04

Total from investment operations	1.33		2.21		0.89	(0.63)	1.03

Net asset value, end of period	$13.11		$11.78		$9.57	$8.68	$9.31

Total return [1]	11.29%		23.09%		10.25%	(6.77% )	12.44%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$57,663		$54,762		$29,751	$37,465	$33,542

Ratio of net expenses to average net assets	0.89%		0.90%		0.90%	0.96%	1.00%

Ratio of total expenses to average net assets	0.90%		0.90%		0.90%	0.96%	1.00%

Ratio of net investment income (loss) to average net assets	0.47%		0.40%		0.06%	(0.25% )	(0.10%	)

Portfolio turnover rate	25%		107%		97%	153%	176%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE CORE GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2014		2013		2012	2011	2010
Net asset value, beginning of period	$14.88		$10.79		$9.29	$9.78	$8.34

Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.01)		0.02	(0.01)	—
Net realized and unrealized gain (loss) on investment transactions	1.18		4.10		1.48	(0.48)	1.44

Total from investment operations	1.15		4.09		1.50	(0.49)	1.44

Net asset value, end of period	$16.03		$14.88		$10.79	$9.29	$9.78

Total return [1]	7.73%		37.91%		16.15%	(5.01% )	17.27%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$125,980		$127,757		$106,053	$100,397	$123,153

Ratio of net expenses to average net assets	0.87%		0.88%		0.89%	0.90%	0.71%

Ratio of total expenses to average net assets	0.87%		0.88%		0.89%	0.90%	0.85%

Ratio of net investment income (loss) to average net assets	(0.19%	)	(0.08%	)	0.17%	(0.11% )	(0.01%	)

Portfolio turnover rate	83%		109%		105%	115%	115%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

LARGE CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$20.86	$15.66	$13.83	$14.47	$12.60

Income (loss) from investment operations:
Net investment income (loss)	0.30	0.21	0.20	0.18	0.11
Net realized and unrealized gain (loss) on investment transactions	2.06	4.99	1.63	(0.82)	1.76

Total from investment operations	2.36	5.20	1.83	(0.64)	1.87

Net asset value, end of period	$23.22	$20.86	$15.66	$13.83	$14.47

Total return [1]	11.31%	33.21%	13.23%	(4.42% )	14.84%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$229,080	$217,351	$166,955	$166,056	$167,918

Ratio of total expenses to average net assets	0.90%	0.87%	0.88%	0.89%	0.89%

Ratio of net investment income (loss) to average net assets	1.38%	1.16%	1.32%	1.24%	0.86%

Portfolio turnover rate	22%	186%	90%	87%	112%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE CORE VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.38	$10.31	$8.92	$9.31	$8.43

Income (loss) from investment operations:
Net investment income (loss)	0.19	0.15	0.16	0.14	0.12
Net realized and unrealized gain (loss) on investment transactions	1.32	2.92	1.23	(0.53)	0.76

Total from investment operations	1.51	3.07	1.39	(0.39)	0.88

Net asset value, end of period	$14.89	$13.38	$10.31	$8.92	$9.31

Total return [1,2]	11.29%	29.78%	15.58%	(4.19% )	10.44%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$192,695	$185,630	$158,589	$143,147	$158.985

Ratio of net expenses to average net assets	0.91%	0.87%	0.88%	0.89%	0.61%

Ratio of total expenses to average net assets	0.91%	0.87%	0.88%	0.89%	0.75%

Ratio of net investment income (loss) to average net assets	1.33%	1.25%	1.64%	1.52%	1.46%

Portfolio turnover rate	80%	59%	38%	51%	35%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]

The Fund’s total return calculation includes a reimbursement by the sub-adviser. Excluding the effect of this reimbursement from the Fund’s ending net asset value per share, total return for the year ended December 31, 2013 would have been 29.58%.

INDEX 500 FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.11	$10.70	$9.25	$9.09	$7.92

Income (loss) from investment operations:
Net investment income (loss)	0.24	0.21	0.20	0.16	0.14
Net realized and unrealized gain (loss) on investment transactions	1.63	3.20	1.25	—	1.03

Total from investment operations	1.87	3.41	1.45	0.16	1.17

Net asset value, end of period	$15.98	$14.11	$10.70	$9.25	$9.09

Total return [1]	13.25%	31.87%	15.68%	1.76%	14.77%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$442,835	$398,537	$312,146	$267,009	$263,724

Ratio of net expenses to average net assets	0.38%	0.34%	0.34%	0.35%	0.35%

Ratio of total expenses to average net assets	0.38%	0.34%	0.34%	0.36%	0.36%

Ratio of net investment income (loss) to average net assets	1.63%	1.72%	1.93%	1.71%	1.68%

Portfolio turnover rate	3%	8%	4%	4%	5%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MID CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2014		2013		2012		2011	2010
Net asset value, beginning of period	$13.59		$9.94		$9.37		$10.16	$8.01

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.06)		(0.01)		(0.04)	(0.01)
Net realized and unrealized gain (loss) on investment transactions	1.31		3.71		0.58		(0.75)	2.16

Total from investment operations	1.29		3.65		0.57		(0.79)	2.15

Net asset value, end of period	$14.88		$13.59		$9.94		$9.37	$10.16

Total return [1]	9.49%		36.72%		6.08%		(7.78% )	26.84%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$128,486		$120,563		$101,293		$99,083	$107,064

Ratio of total expenses to average net assets	0.97%		0.99%		1.00%		1.00%	1.00%

Ratio of net investment income (loss) to average net assets	(0.14%	)	(0.49%	)	(0.12%	)	(0.42% )	(0.14%	)

Portfolio turnover rate	140%		80%		129%		110%	106%

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

MID CAP VALUE FUND For a share outstanding throughout each period
	Year Ended December 31,
	2014		2013		2012		2011	2010
Net asset value, beginning of period	$18.51		$13.59		$11.80		$12.59	$10.01

Income (loss) from investment operations:
Net investment income (loss)	0.17		0.19		0.19		0.09	0.08
Net realized and unrealized gain (loss) on investment transactions	2.36		4.73		1.60		(0.88)	2.50

Total from investment operations	2.53		4.92		1.79		(0.79)	2.58

Net asset value, end of period	$21.04		$18.51		$13.59		$11.80	$12.59

Total return [1]	13.67%		36.20%		15.17%		(6.27% )	25.77%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$185,293		$172,994		$124,651		$97,048	$119,231

Ratio of total expenses to average net assets	0.81%		0.82%		0.84%		0.84%	0.84%

Ratio of net investment income (loss) to average net assets	0.86%		1.21%		1.49%		0.70%	0.71%

Portfolio turnover rate	32%		43%		43%		106%	37%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MID CORE VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$15.33	$11.87	$10.37	$10.75	$8.57

Income (loss) from investment operations:
Net investment income (loss)	0.21	0.14	0.08	0.03	0.05
Net realized and unrealized gain (loss) on investment transactions	2.30	3.32	1.42	(0.41)	2.13

Total from investment operations	2.51	3.46	1.50	(0.38)	2.18

Net asset value, end of period	$17.84	$15.33	$11.87	$10.37	$10.75

Total return [1]	16.37%	29.15%	14.46%	(3.53% )	25.44%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$90,229	$71,874	$57,168	$60,179	$52,723

Ratio of total expenses to average net assets	1.05%	1.08%	1.08%	1.08%	1.11%

Ratio of net investment income (loss) to average net assets	1.27%	0.97%	0.68%	0.29%	0.49%

Portfolio turnover rate	69%	166%	75%	51%	75%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMID CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2014		2013		2012		2011	2010
Net asset value, beginning of period	$19.64		$13.75		$11.92		$12.51	$10.01

Income (loss) from investment operations:
Net investment income (loss)	(0.15)		(0.10)		(0.06)		(0.09)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	0.27		5.99		1.89		(0.50)	2.54

Total from investment operations	0.12		5.89		1.83		(0.59)	2.50

Net asset value, end of period	$19.76		$19.64		$13.75		$11.92	$12.51

Total return [1]	0.61%		42.84%		15.35%		(4.72% )	24.85%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$55,602		$63,627		$40,578		$26,996	$25,263

Ratio of net expenses to average net assets	1.06%		1.05%		1.05%		1.05%	1.05%

Ratio of total expenses to average net assets	1.06%		1.07%		1.12%		1.13%	1.23%

Ratio of net investment income (loss) to average net assets	(0.81%	)	(0.61%	)	(0.46%	)	(0.77% )	(0.36%	)

Portfolio turnover rate	89%		90%		95%		160%	95%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

SMID CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$19.14	$13.87	$11.66	$12.56	$9.90

Income (loss) from investment operations:
Net investment income (loss)	0.05	0.07	0.07	0.03	0.02
Net realized and unrealized gain (loss) on investment transactions	1.72	5.20	2.14	(0.93)	2.64

Total from investment operations	1.77	5.27	2.21	(0.90)	2.66

Net asset value, end of period	$20.91	$19.14	$13.87	$11.66	$12.56

Total return [1]	9.25%	38.00%	18.95%	(7.17% )	26.87%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$73,906	$63,544	$43,575	$32,949	$26,766

Ratio of net expenses to average net assets	1.20%	1.14%	1.14%	1.14%	1.14%

Ratio of total expenses to average net assets	1.24%	1.25%	1.27%	1.31%	1.36%

Ratio of net investment income (loss) to average net assets	0.24%	0.41%	0.51%	0.27%	0.22%

Portfolio turnover rate	51%	58%	52%	69%	81%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMALL CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2014		2013		2012		2011	2010
Net asset value, beginning of period	$26.42		$19.20		$18.16		$20.43	$17.15

Income (loss) from investment operations:
Net investment income (loss)	(0.11)		(0.11)		(0.18)		(0.15)	(0.08)
Net realized and unrealized gain (loss) on investment transactions	2.16		7.33		1.22		(2.12)	3.36

Total from investment operations	2.05		7.22		1.04		(2.27)	3.28

Net asset value, end of period	$28.47		$26.42		$19.20		$18.16	$20.43

Total return [1]	7.76%		37.60%		5.73%		(11.11% )	19.13%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$102,678		$89,539		$77,720		$78,447	$88,184

Ratio of total expenses to average net assets	1.02%		1.07%		1.10%		1.08%	1.08%

Ratio of net investment income (loss) to average net assets	(0.42%	)	(0.50%	)	(0.92%	)	(0.71% )	(0.45%	)

Portfolio turnover rate	33%		143%		103%		125%	125%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

SMALL CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$26.16	$18.83	$16.21	$16.07	$12.68

Income (loss) from investment operations:
Net investment income (loss)	0.19	0.10	0.24	0.08	0.11
Net realized and unrealized gain (loss) on investment transactions	1.68	7.23	2.38	0.06	3.28

Total from investment operations	1.87	7.33	2.62	0.14	3.39

Net asset value, end of period	$28.03	$26.16	$18.83	$16.21	$16.07

Total return [1]	7.15%	38.93%	16.16%	0.87%	26.74%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$246,127	$238,772	$175,841	$159,365	$163,354

Ratio of total expenses to average net assets	1.03%	1.14%	1.15%	1.15%	1.15%

Ratio of net investment income (loss) to average net assets	0.70%	0.46%	1.36%	0.51%	0.80%

Portfolio turnover rate	45%	59%	50%	47%	49%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMALL CAP INDEX FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.88	$12.22	$10.58	$11.08	$8.78

Income (loss) from investment operations:
Net investment income (loss)	0.12	0.10	0.16	0.08	0.08
Net realized and unrealized gain (loss) on investment transactions	0.59	4.56	1.48	(0.58)	2.22

Total from investment operations	0.71	4.66	1.64	(0.50)	2.30

Net asset value, end of period	$17.59	$16.88	$12.22	$10.58	$11.08

Total return [1]	4.21%	38.13%	15.50%	(4.51% )	26.20%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$66,658	$64,860	$42,443	$29,202	$23,950

Ratio of net expenses to average net assets	0.64%	0.55%	0.55%	0.55%	0.55%

Ratio of total expenses to average net assets	0.69%	0.71%	0.70%	0.91%	1.30%

Ratio of net investment income (loss) to average net assets	0.72%	0.71%	1.42%	0.70%	0.89%

Portfolio turnover rate	20%	17%	18%	18%	56%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

DEVELOPED INTERNATIONAL INDEX FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.29	$10.15	$8.59	$9.83	$9.15

Income (loss) from investment operations:
Net investment income (loss)	0.30	0.28	0.25	0.27	0.20
Net realized and unrealized gain (loss) on investment transactions	(1.05)	1.86	1.31	(1.51)	0.48

Total from investment operations	(0.75)	2.14	1.56	(1.24)	0.68

Net asset value, end of period	$11.54	$12.29	$10.15	$8.59	$9.83

Total return [1]	(6.10% )	21.08%	18.16%	(12.61% )	7.43%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$101,510	$103,233	$89,786	$61,858	$55,800

Ratio of net expenses to average net assets	0.75%	0.59%	0.59%	0.59%	0.59%

Ratio of total expenses to average net assets	0.82%	0.92%	1.00%	1.01%	1.21%

Ratio of net investment income (loss) to average net assets	2.47%	2.50%	2.73%	2.80%	2.27%

Portfolio turnover rate	7%	9%	2%	1%	6%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

INTERNATIONAL EQUITY FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$22.72	$21.44	$17.71	$17.55	$15.80

Income (loss) from investment operations:
Net investment income (loss)	0.27	0.24	0.25	0.35	0.29
Net realized and unrealized gain (loss) on investment transactions	0.40	1.04	3.48	(0.19)	1.46

Total from investment operations	0.67	1.28	3.73	0.16	1.75

Net asset value, end of period	$23.39	$22.72	$21.44	$17.71	$17.55

Total return [1]	2.95%	5.97%	21.06%	0.91%	11.08%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$380,898	$378,189	$348,599	$309,920	$320,108

Ratio of total expenses to average net assets	1.15%	1.17%	1.17%	1.20%	1.24%

Ratio of net investment income (loss) to average net assets	1.14%	1.09%	1.30%	1.95%	1.77%

Portfolio turnover rate	31%	34%	43%	30%	34%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

EMERGING MARKETS EQUITY FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.40	$11.53	$9.64	$11.82	$9.92

Income (loss) from investment operations:
Net investment income (loss)	0.02	0.03	0.03	0.07	0.02
Net realized and unrealized gain (loss) on investment transactions	(0.58)	(0.16)	1.86	(2.25)	1.88

Total from investment operations	(0.56)	(0.13)	1.89	(2.18)	1.90

Net asset value, end of period	$10.84	$11.40	$11.53	$9.64	$11.82

Total return [1]	(4.91% )	(1.13% )	19.61%	(18.44% )	19.15%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$157,027	$163,179	$152,858	$121,066	$141,853

Ratio of net expenses to average net assets	1.75%	1.68%	1.68%	1.68%	1.62%

Ratio of total expenses to average net assets	1.69%	1.82%	1.72%	1.91%	2.07%

Ratio of net investment income (loss) to average net assets	0.19%	0.25%	0.31%	0.63%	0.21%

Portfolio turnover rate	42%	48%	47%	60%	62%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

REAL ESTATE SECURITIES FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2014	2013	2012	2011 [2]	2010
Net asset value, beginning of period	$13.83	$13.41	$11.56	$10.80	$8.63

Income (loss) from investment operations:
Net investment income (loss)	0.23	0.18	0.16	0.12	0.12
Net realized and unrealized gain (loss) on investment transactions	3.95	0.24	1.69	0.64	2.05

Total from investment operations	4.18	0.42	1.85	0.76	2.17

Net asset value, end of period	$18.01	$13.83	$13.41	$11.56	$10.80

Total return [1]	30.22%	3.13%	16.00%	7.04%	25.14%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$136,861	$114,290	$98,146	$76,346	$68,420

Ratio of total expenses to average net assets	0.97%	0.99%	1.01%	1.00%	1.01%

Ratio of net investment income (loss) to average net assets	1.43%	1.35%	1.27%	1.09%	1.26%

Portfolio turnover rate	54%	69%	85%	144%	180%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]	Prior to May 1, 2011, the Real Estate Securities Fund was named the REIT Fund.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2014		2013		2012		2011	2010
Net asset value, beginning of period	$14.16		$11.56		$10.01		$10.39	$8.96

Income (loss) from investment operations:
Net investment income (loss)	(0.05)		(0.04)		(0.04)		(0.03)	(0.03)
Net realized and unrealized gain (loss) on investment transactions	1.01		2.64		1.59		(0.35)	1.46

Total from investment operations	0.96		2.60		1.55		(0.38)	1.43

Net asset value, end of period	$15.12		$14.16		$11.56		$10.01	$10.39

Total return [1]	6.78%		22.49%		15.48%		(3.66% )	15.96%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$64,505		$56,879		$41,234		$28,182	$24,256

Ratio of net expenses to average net assets [2]	0.34%		0.33%		0.33%		0.33%	0.33%

Ratio of total expenses to average net assets [2]	0.34%		0.33%		0.35%		0.38%	0.40%

Ratio of net investment income (loss) to average net assets	(0.34%	)	(0.33%	)	(0.33%	)	(0.33% )	(0.33%	)

Portfolio turnover rate	20%		30%		24%		29%	28%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2] The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

MODERATELY AGGRESSIVE ALLOCATION FUND For a share outstanding throughout each period
	Year Ended December 31,
	2014		2013		2012		2011	2010
Net asset value, beginning of period	$14.80		$12.42		$10.93		$11.13	$9.72

Income (loss) from investment operations:
Net investment income (loss)	(0.05)		(0.04)		(0.04)		(0.04)	(0.03)
Net realized and unrealized gain (loss) on investment transactions	0.98		2.42		1.53		(0.16)	1.44

Total from investment operations	0.93		2.38		1.49		(0.20)	1.41

Net asset value, end of period	$15.73		$14.80		$12.42		$10.93	$11.13

Total return [1]	6.28%		19.16%		13.63%		(1.80% )	14.51%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$250,402		$231,185		$179,229		$134,968	$119,284

Ratio of total expenses to average net assets [2]	0.32%		0.31%		0.32%		0.32%	0.33%

Ratio of net investment income (loss) to average net assets	(0.32%	)	(0.31%	)	(0.32%	)	(0.32% )	(0.33%	)

Portfolio turnover rate	17%		23%		25%		30%	26%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MODERATE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2014		2013		2012		2011		2010
Net asset value, beginning of period	$13.67		$11.98		$10.80		$10.73		$9.56

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.04)		(0.04)		(0.03)		(0.03)
Net realized and unrealized gain (loss) on investment transactions	0.81		1.73		1.22		0.10		1.20

Total from investment operations	0.77		1.69		1.18		0.07		1.17

Net asset value, end of period	$14.44		$13.67		$11.98		$10.80		$10.73

Total return [1]	5.63%		14.11%		10.93%		0.65%		12.24%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$364,044		$350,164		$290,951		$224,256		$199,732

Ratio of total expenses to average net assets [2]	0.31%		0.31%		0.31%		0.32%		0.32%

Ratio of net investment income (loss) to average net assets	(0.31%	)	(0.31%	)	(0.31%	)	(0.32%	)	(0.32%	)

Portfolio turnover rate	17%		20%		20%		26%		22%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2] The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

MODERATELY CONSERVATIVE ALLOCATION FUND For a share outstanding throughout each period
	Year Ended December 31,
	2014		2013		2012		2011		2010
Net asset value, beginning of period	$12.98		$11.87		$10.96		$10.67		$9.75

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.04)		(0.04)		(0.04)		(0.03)
Net realized and unrealized gain (loss) on investment transactions	0.69		1.15		0.95		0.33		0.95

Total from investment operations	0.65		1.11		0.91		0.29		0.92

Net asset value, end of period	$13.63		$12.98		$11.87		$10.96		$10.67

Total return [1]	5.01%		9.35%		8.30%		2.72%		9.32%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$107,669		$111,452		$96,028		$89,677		$72,839

Ratio of net expenses to average net assets [2]	0.32%		0.32%		0.33%		0.33%		0.33%

Ratio of total expenses to average net assets [2]	0.32%		0.32%		0.33%		0.33%		0.34%

Ratio of net investment income (loss) to average net assets	(0.32%	)	(0.32%	)	(0.33%	)	(0.33%	)	(0.33%	)

Portfolio turnover rate	20%		28%		37%		30%		35%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2014		2013		2012		2011		2010
Net asset value, beginning of period	$12.26		$11.74		$11.13		$10.71		$10.01

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.04)		(0.04)		(0.04)		(0.03)
Net realized and unrealized gain (loss) on investment transactions	0.50		0.56		0.65		0.46		0.73

Total from investment operations	0.46		0.52		0.61		0.42		0.70

Net asset value, end of period	$12.72		$12.26		$11.74		$11.13		$10.71

Total return [1]	3.75%		4.43%		5.48%		3.92%		6.89%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$65,183		$68,185		$70,604		$63,096		$45,528

Ratio of net expenses to average net assets [2]	0.33%		0.33%		0.33%		0.33%		0.33%

Ratio of total expenses to average net assets [2]	0.33%		0.33%		0.33%		0.34%		0.35%

Ratio of net investment income (loss) to average net assets	(0.33%	)	(0.33%	)	(0.33%	)	(0.33%	)	(0.33%	)

Portfolio turnover rate	26%		38%		44%		39%		46%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2014

1 — ORGANIZATION

Penn Series Funds, Inc. (“Penn Series”) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company (“Penn Mutual”) and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual’s employee benefit plans.

Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds (each a “Fund” and collectively, the “Funds”). Penn Series also has the authority to issue shares in three additional funds, each of which would have their own investment objective and policies.

Fund of Funds (“FOFs”) – Each Penn Series FOF seeks to achieve its investment objective by investing in other Penn Series Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. Each of the following is a Penn Series FOFs: Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds.

2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material. The Funds are investment companies and follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic No. 946.

SECURITY VALUATION:

Money Market Fund — Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates fair value.

Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities Funds — Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Securities values according to these evaluation methods are categorized as Level 1 in the fair value hierarchy described below. Debt and fixed income securities are valued by recognized independent third-party valuation services, employing valuation methodologies that utilize actual market transactions, broker-dealer supplied valuations, and matrix pricing. Matrix pricing for corporate bonds, floating rate notes, municipal securities and U.S. government and government agency obligations considers yield or price of bonds of comparable quality, coupon, maturity and type and, for asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities, also considers prepayment speed assumptions and attributes and performance of the underlying collateral. Securities valued according to these valuation methods are generally categorized as Level 2 in the fair value hierarchy described below. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates as of the valuation date.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2014

Options are valued at the last traded price on the market where such options are principally traded or, if there was no trade on such day, at the last bid quote. Futures contracts are valued at the last settlement price on the market where such futures contracts are principally traded. Although derivatives may be subject to netting provisions, as discussed further in Note 7, derivatives held are valued at their gross amounts.

To assess the continuing appropriateness of third party pricing service security valuations, the Adviser or sub-adviser, as applicable, or the fund accounting service provider, who is subject to oversight by the Administrator, regularly monitor the prices and compare prices to alternate sources where applicable. Pricing challenges are issued for valuation differences exceeding certain tolerances or when considered not reflective of the market by the Adviser or sub-adviser, as applicable.

Securities for which market quotations are not readily available are valued at fair value prices determined using methods approved by the Penn Series Board of Directors. The Penn Series Valuation Committee (the “Valuation Committee”), established by and subject to oversight by the Board of Directors, monitors pricing related policies and procedures and approves all fair value determinations. The Valuation Committee consists of representatives from Penn Mutual Asset Management, Inc. (“PMAM” or the “Adviser”), the investment adviser to each of the Funds, and Penn Mutual, the administrator to the Funds (the “Administrator”). The Valuation Committee regularly makes good faith judgments, using sources and information obtained, including recommendations and supporting rationales and inputs from the Adviser or the applicable sub-adviser, to establish and /or adjust fair valuations of securities as events occur and circumstances warrant. The information and inputs may include but are not limited to cost of the security, last sale price, private transaction trading prices, comparable publically traded security prices, discount rates, publically disclosed news stories and regulatory filings, estimated cash flows and yield curves. As part of its procedures, the Valuation Committee monitors the fair valued securities, considers additional news or significant developments relative to the specific security, reviews the valuations with the Adviser or respective sub-adviser on a regular basis and applies back testing procedures to valuations as applicable. Reasons for which securities may be valued in this manner include, but are not limited to, trading on an exchange for a security has been halted, suspended or has not begun, a security has been de-listed from a national exchange, trading on a security’s primary market is temporarily closed at a time when, under normal conditions, it would be open, or valuation by a third party pricing service is currently not available or is no longer available.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These securities are valued at a fair value utilizing an independent third party valuation service in accordance with procedures adopted by the Fund’s Board of Directors. The methodology and procedures followed by the valuation service consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Securities valued using such valuation service are classified as Level 2 in the fair value hierarchy as these adjustment factors are considered other observable inputs to the valuation. Values from the valuation service are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Valuation Committee. The Valuation Committee has also established a “confidence interval”, which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Valuation Committee is exceeded on a specific day, the Funds shall value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation service.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds — The valuation of each Fund’s investment in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. Inputs refer broadly to the assumptions that

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2014

market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized into three broad levels as follows:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Transfers between levels 1 and 2 during the year ended December 31, 2014, if any, are shown as notes on the Schedule of Investments of the individual fund.

Significant Level 3 items at December 31, 2014 consist of $1,229,341 of equities in the Large Growth Stock Fund which were not publicly trading. The unobservable inputs used in valuing these securities include new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies and strategic events affecting the company. Significant increases (decreases) in the valuation indicated by the new rounds of financing, valuations observed through negotiated transactions between other investors in the company or changes in the market valuation of relevant peer companies would result in directionally similar changes to the fair value. Fair value determinations are reviewed and updated on a regular basis and as information becomes available, including actual purchase and sale transactions of the issue.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Loan Agreements — Certain Funds may invest in loan agreements, also known as bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans may involve multiple loans with the same borrower under a single credit agreement (each loan, a tranche), and each tranche may have different terms and associated risks. A bank or other financial institution typically acts as the agent and administers a bank loan in accordance with the associated credit agreement. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may buy and sell bank loans in the form of either loan assignments or loan participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer. Although loan assignments continue to be administered by the agent, the buyer acquires direct rights against the borrower. In many cases, a loan assignment requires the consent of both the borrower and the agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments that the seller is entitled to receive from the borrower; however, the seller continues to hold legal title to the loan. As a result, with loan participations, the buyer generally has no right to enforce compliance with terms of the credit agreement against the borrower, and the buyer is subject to the credit risk of both the borrower and the seller. Bank loans often have extended settlement periods, during which the fund is subject to nonperformance by the counterparty.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2014

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums are accreted and amortized using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a Fund are directly charged. Common expenses of the Funds are allocated using methods approved by the Board of Directors, generally based on average net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds of the FOFs.

DIVIDENDS TO SHAREHOLDERS: Except for the Money Market Fund, all or a portion of each Fund’s undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2014 were deemed distributed as consent dividends to each respective Fund’s shareholders in place of regular distributions. As consent dividends, shareholders of each Fund agree to treat their share of undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2014, respectively, as dividend income and net capital gains for tax purposes. In the case of the Money Market Fund, dividends paid from undistributed net investment income and accumulated net realized gain on investments are declared daily and paid monthly.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent that these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.

The character of distributions received from real estate investment trusts (“REITs”) held by a Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from the underlying REITs based on historical data provided by the REITs. As of year-end, differences between the estimated and actual amounts are reflected in a Fund’s records.

3 — INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services

Effective January 1, 2015, Independence Capital Management, Inc., the investment adviser to each series of Penn Series Funds, Inc., changed its name to Penn Mutual Asset Management, Inc. (“PMAM”). With the exception of the Money Market, Limited Maturity, Quality Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds, PMAM has entered into sub-advisory agreements to provide investment management services to each of the Funds.

Prior to May 1, 2014, each of the Funds paid PMAM, on a monthly basis, an advisory fee based on the average daily net assets of the Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.20% for first $100 million and 0.15% thereafter; Limited Maturity Bond Fund: 0.30%; Quality Bond Fund: 0.35% for first $100 million and 0.30% thereafter; High Yield Bond Fund: 0.50%; Flexibly Managed Fund: 0.60%; Large Growth Stock Fund: 0.65% for the first $100 million and 0.60% thereafter; Large Cap Growth Fund: 0.55%; Large Core Growth Fund: 0.60%; Large Cap Value Fund: 0.60%; Large Core Value Fund: 0.60%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70%; Mid Cap Value Fund: 0.55% for the first $250 million, 0.525% for next $250 million, 0.50% for next $250 million, 0.475% for next $250 million, 0.45% for next $500 million and 0.425% thereafter; Mid Core Value Fund: 0.72%; SMID Cap Growth Fund: 0.75%; SMID Cap Value Fund: 0.95%; Small Cap Growth Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter; Small Cap Value Fund: 0.85%; Small Cap Index Fund: 0.30%; Developed International Index Fund: 0.30%; International Equity Fund: 0.85%; Emerging Markets Equity Fund: 1.18% for the first $2.5 billion and 1.00% thereafter; Real Estate Securities Fund: 0.70%, Aggressive Allocation Fund: 0.10%; Moderately Aggressive Allocation Fund: 0.10%; Moderate Allocation Fund: 0.10%; Moderately Conservative Allocation Fund: 0.10% and Conservative Allocation Fund: 0.10%. The Balanced Fund does not pay an investment advisory fee to PMAM.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2014

Effective May 1, 2014, each of the Funds pay PMAM, on a monthly basis, an advisory fee based on the average daily net assets of the Fund, at the following rates pursuant to the investment advisory agreements:

Fund	Sub-adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Money Market Fund	None	0.33% of the first $200,000,000; 0.31% of the next $150,000,000; 0.29% of the next $150,000,000; 0.27% over $500,000,000.

Limited Maturity Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
Quality Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.

High Yield Bond Fund	T. Rowe Price Associates, Inc	0.56% of the first $250,000,000; 0.53% over $250,000,000.

Flexibly Managed Fund	T. Rowe Price Associates, Inc	0.72% of the first $500,000,000; 0.70% of the next $2,000,000,000; 0.68% of the next $1,500,000,000; 0.65% of the next $1,000,000,000; 0.62% over $5,000,000,000.

Balanced Fund	None	None

Large Growth Stock Fund	T. Rowe Price Associates, Inc	0.72% of the first $250,000,000; 0.68% of the next $250,000,000; 0.65% over $500,000,000.

Large Cap Growth Fund	Massachusetts Financial Services Company	0.55%

Large Core Growth Fund	Wells Capital Management, Inc.	0.60%

Large Cap Value Fund	Loomis, Sayles & Company, LP	0.67% of the first $150,000,000; 0.65% over $150,000,000.

Large Core Value Fund	Eaton Vance Management	0.67% of the first $150,000,000; 0.65% of the next $250,000,000; 0.60% over $400,000,000.

Index 500 Fund	State Street Global Advisors	0.14% of the first $150,000,000; 0.13% of the next $150,000,000; 0.12% over $300,000,000.

Mid Cap Growth Fund	Ivy Investment Management Company	0.70%

Mid Cap Value Fund	Neuberger Berman Management, Inc.	0.55% of the first $250,000,000; 0.525% of the next $250,000,000; 0.50% of the next $250,000,000; 0.475% of the next $250,000,000; 0.45% of the next $500,000,000; 0.425% over $1,500,000,000.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2014

Fund	Sub-adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)

Mid Core Value Fund	American Century Investment Management, Inc.	0.72%

SMID Cap Growth Fund	Wells Capital Management, Inc.	0.75%

SMID Cap Value Fund	Alliance Bernstein, LP	0.95%

Small Cap Growth Fund	Janus Capital Management LLC	0.80% of the first $25,000,000; 0.75% of the next $25,000,000; 0.70% over $50,000,000.

Small Cap Value Fund	Goldman Sachs Asset Management, LP	0.75% of the first $50,000,000; 0.725% of the next $50,000,000; 0.70% over $100,000,000.

Small Cap Index Fund	State Street Global Advisors	0.30%

Developed International Index Fund	State Street Global Advisors	0.30%

International Equity Fund	Vontobel Asset Management, Inc.	0.86% of the first $227,000,000; 0.84% of the next $227,000,000; 0.82% over $454,000,000.

Emerging Markets Equity Fund	Morgan Stanley Investment Management, Inc.	1.18% of the first $2,500,000,000; 1.00% over $2,500,000,000.

Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.	0.70%

Aggressive Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.

Moderately Aggressive Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.

Moderate Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.

Moderately Conservative Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.

Conservative Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.

For providing investment management services to the Funds, PMAM pays each sub-adviser, on a monthly basis, a sub-advisory fee.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2014

Administrative and Corporate Services

Under an administrative and corporate services agreement, Penn Mutual serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of the Fund’s average daily net assets.

Accounting Services

Under an accounting services agreement, BNY Mellon Investment Servicing (US), Inc. (“BNY Mellon”) serves as accounting agent for Penn Series. Each of the Funds, except the FOFs, International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund, pays BNY Mellon, on a monthly basis, an annual fee based on the average daily net assets of the Fund equal to 0.070% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. With the exception of the FOFs, International Equity Fund, Emerging Markets Equity Fund, Developed International Index Fund and Money Market Fund, the minimum annual fee each Fund must pay is $27,500. The annual accounting fee for each of the FoFs shall be an annual asset based fee of 0.01% of FOF’s average net assets, exclusive of out-of-pocket expenses. Each FOF’s minimum annual fee is $12,000. Each of the International Equity, Emerging Markets Equity and Developed International Index Funds pay BNY Mellon 0.080% on a monthly basis, an annual fee based on the average daily net assets of the Fund equal to for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter. The minimum annual fee is $48,000 for each of the International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund. The Money Market Fund pays no minimum annual fee.

Transfer Agent Services

Under a transfer agency agreement, BNY Mellon serves as transfer agent for Penn Series.

Custodial Services

The Bank of New York Mellon, Inc., serves as custodian for Penn Series. In addition to transaction charges and out-of-pocket expenses, each of the Funds pay The Bank of New York Mellon, Inc., on a monthly basis, an annual custody fee of 0.007% for U.S. securities. The Bank of New York Mellon, Inc. serves as foreign custodian for Penn Series. There is a separate custody fee schedule for foreign securities.

Expenses and Limitations Thereon

Each Fund bears all expenses of its operations other than those incurred by PMAM and its sub-adviser under its respective investment advisory agreement and those incurred by Penn Mutual under its administrative and corporate services agreement. PMAM and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund’s total expense ratio (excluding nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, Acquired Fund Fees and Expenses, service fees, interest, taxes, brokerage commissions, other capitalized expenses and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of a Fund’s business, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2014

Prior to May 1, 2014, the expense limitations were as follows:

Fund	Expense Limitation	Fund	Expense Limitation
Money Market	0.80%	SMID Cap Growth	1.05%
Limited Maturity Bond	0.90%	SMID Cap Value	1.14%
Quality Bond	0.90%	Small Cap Growth	1.15%
High Yield Bond	0.90%	Small Cap Value	1.15%
Flexibly Managed	1.00%	Small Cap Index	0.55%
Balanced	0.62%	Developed International Index	0.59%
Large Growth Stock	1.00%	International Equity	1.50%
Large Cap Growth	1.00%	Emerging Markets Equity	1.85%
Large Core Growth	1.00%	Real Estate Securities	1.25%
Large Cap Value	1.00%	Aggressive Allocation*	0.33%
Large Core Value	1.00%	Moderately Aggressive Allocation*	0.33%
Index 500	0.40%	Moderate Allocation*	0.33%
Mid Cap Growth	1.00%	Moderately Conservative Allocation*	0.33%
Mid Cap Value	1.00%	Conservative Allocation*	0.33%
Mid Core Value	1.25%

Effective May 1, 2014, the expense limitations for the Funds are as follows:

Fund	Expense Limitation	Fund	Expense Limitation
Money Market	0.64%	SMID Cap Growth	1.07%
Limited Maturity Bond	0.74%	SMID Cap Value	1.26%
Quality Bond	0.73%	Small Cap Growth	1.13%
High Yield Bond	0.92%	Small Cap Value	1.02%
Flexibly Managed	0.94%	Small Cap Index	0.74%
Balanced	0.79%	Developed International Index	0.94%
Large Growth Stock	1.02%	International Equity	1.20%
Large Cap Growth	0.89%	Emerging Markets Equity	1.78%
Large Core Growth	0.90%	Real Estate Securities	1.02%
Large Cap Value	0.96%	Aggressive Allocation*	0.40%
Large Core Value	0.96%	Moderately Aggressive Allocation*	0.34%
Index 500	0.42%	Moderate Allocation*	0.34%
Mid Cap Growth	1.00%	Moderately Conservative Allocation*	0.35%
Mid Cap Value	0.83%	Conservative Allocation*	0.38%
Mid Core Value	1.11%

*	For FoFs, with the exception of the Balanced Fund, the operating expense limit applies only at the Fund level and does not limit the fees indirectly incurred by the FOFs through their investments in the Underlying Funds.

Effective September 10, 2009, Penn Series, on behalf of its Money Market Fund, PMAM, and Penn Mutual, entered into an agreement whereby PMAM and Penn Mutual may temporarily and voluntarily waive fees and/or reimburse expenses in excess of their current fee waiver and expense reimbursement commitments in an effort to maintain a minimum net distribution yield for the Money Market Fund. Under the agreement, PMAM and Penn Mutual may, subject to certain minimum yield criteria, as well as a prospective three-year reimbursement period, recapture from the Money Market Fund any fees or expenses waived and/or reimbursed under this arrangement. These reimbursement payments by the Fund to PMAM and/or Penn Mutual are considered “extraordinary expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect the Fund’s future yield.

Effective May 1, 2014, Penn Mutual has eliminated the voluntary waiver on the Index 500 Fund, which waived administrative and corporate services fees so that the Fund’s total expenses did not exceed 0.35%. There were no voluntary fees waived in the Index 500 Fund during the period January 1, 2014 through April 30, 2014. Effective May 1, 2014, Penn Mutual and PMAM have eliminated their voluntarily waivers on the Emerging Markets Equity Fund, which waived a portion of their fees so that the Fund’s total expenses did not exceed 1.68%. During the period January 1, 2014 through April 30, 2014, PMAM voluntarily waived $31,604 of advisor fees in the Emerging Markets Equity Fund.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2014

If, at the end of each month, there is no liability of PMAM and Penn Mutual to pay the Funds such excess amounts required to maintain expenses within the expense limitations described above, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the preceding three fiscal years have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction is eligible to be recaptured by PMAM and Penn Mutual and, if recaptured, would become payable by the Funds to PMAM and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month, as applicable. Penn Mutual and/or PMAM’s election not to recapture the amount of any reduction and reimbursement to which it is entitled in no way impairs the rights of Penn Mutual and/or PMAM to subsequently recapture such amount, provided that such amount remains eligible for recapture and would not cause the Fund to exceed its expense limit for that fee payment period.

As of December 31, 2014, the following Funds had waived and/or reimbursed administrative and corporate services fees that are subject to potential recapture by Penn Mutual through the periods stated below. If not recaptured, the waiver and/or reimbursed administrative and corporate services fees will expire according to the table below:

	December 31, 2015	December 31, 2016	December 31, 2017
Money Market Fund	$122,590	$176,604	$220,934
Balanced Fund	22,964	20,510	7,278

As of December 31, 2014, the following Funds had waived and/or reimbursed advisory fees that are subject to potential recapture by PMAM through the periods stated below. If not recaptured, the waived and/or reimbursed advisory fees will expire according to the table below:

	December 31, 2015	December 31, 2016	December 31, 2017
Money Market Fund	$262,764	$247,479	$388,671
Large Cap Growth Fund	—	—	3,438
SMID Cap Growth Fund	23,866	10,433	3,212
SMID Cap Value Fund	49,667	61,894	22,348
Small Cap Index Fund	54,153	85,442	31,741
Developed International Index Fund	302,369	329,477	72,559
Emerging Markets Equity Fund	21,842	61,004	—
Aggressive Allocation Fund	6,330	2,362	179
Conservative Allocation Fund	2,344	31	88

During the year ended December 31, 2014, previously waived advisory fees were recaptured by PMAM. The recaptured fees are shown as Recaptured advisory fees on the statement of operations and are as follows:

Emerging Markets Equity Fund	$127,901
Aggressive Allocation Fund	598
Conservative Allocation Fund	1,285

Total fees of $359,000 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the year ended December 31, 2014. Directors who are also employees of PMAM or its affiliates and Officers of the Company receive no compensation from the Company for their services.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2014

4 — RELATED PARTY TRANSACTIONS

Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at December 31, 2014 are as follows:

Money Market Fund	$11,431,881
Limited Maturity Bond Fund	46,511,309
Quality Bond Fund	40,189,327
High Yield Bond Fund	5,306,051
Flexibly Managed Fund	62,292,120
Large Growth Stock Fund	39,378,509
Index 500 Fund	20,094,774
Mid Cap Growth Fund	5,209,794
Mid Core Value Fund	4,914,080
SMID Cap Growth Fund	4,837,870
SMID Cap Value Fund	5,112,707
Small Cap Growth Fund	3,871,173
Small Cap Value Fund	8,980,791
International Equity Fund	19,026,740
Large Core Value	30,932,856
Emerging Markets Equity	3,166,782
Small Cap Index Fund	3,405,335
Developed International Index	2,767,385

Certain Funds affect trades for security purchase and sale transactions through brokers that are affiliates of the Adviser or the sub-advisers. Commissions paid on those trades by the Funds for the year ended December 31, 2014 were as follows:

Large Growth Stock Fund	$341
SMID Cap Growth Fund	58
Small Cap Value Fund	4,335
Emerging Markets Equity Fund	5,392

5 — PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 2014, the Funds made the following purchases and sales of portfolio securities, other than short-term securities:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Limited Maturity Bond Fund	$41,878,264	$102,499,117	$144,365,448	$79,682,106
Quality Bond Fund	220,976,568	418,595,557	512,647,484	285,884,930
High Yield Bond Fund	—	—	108,452,014	102,171,232
Flexibly Managed Fund	12,789,898	201,321,410	1,942,770,764	1,798,623,400
Balanced Fund	—	—	6,729,363	11,194,608
Large Growth Stock Fund	—	—	101,008,964	109,861,975
Large Cap Growth Fund	—	—	13,782,967	17,237,333
Large Core Growth Fund	—	—	102,501,889	115,770,673
Large Cap Value Fund	—	—	48,697,241	59,825,297
Large Core Value Fund	—	—	147,814,267	159,519,759
Index 500 Fund	—	—	11,306,362	21,973,488
Mid Cap Growth Fund	—	—	173,081,446	177,139,804
Mid Cap Value Fund	—	—	53,994,381	55,871,520

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2014

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Mid Core Value Fund	$—	$—	$60,427,857	$52,772,740
SMID Cap Growth Fund	—	—	54,359,179	62,564,577
SMID Cap Value Fund	—	—	38,685,879	34,007,339
Small Cap Growth Fund	—	—	35,582,269	28,401,963
Small Cap Value Fund	—	—	105,243,613	114,231,885
Small Cap Index Fund	—	—	13,645,588	13,134,866
Developed International Index Fund	—	—	8,805,826	6,714,997
International Equity Fund	—	—	117,618,984	128,628,551
Emerging Markets Equity Fund	—	—	67,022,577	70,951,427
Real Estate Securities Fund	—	—	67,000,529	69,853,545
Aggressive Allocation Fund	—	—	15,850,528	12,017,581
Moderately Aggressive Allocation Fund	—	—	44,408,556	41,289,646
Moderate Allocation Fund	—	—	61,546,391	70,053,330
Moderately Conservative Allocation Fund	—	—	22,407,949	31,978,226
Conservative Allocation Fund	—	—	17,377,113	23,334,806

6 — FEDERAL INCOME TAXES

Each Fund has qualified and intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code for federal income tax purposes. As such, each Fund is required to distribute all investment company taxable income and net capital gains, if any, to its shareholders in order to avoid the imposition of entity-level federal, state, and local income taxes as well as an entity-level excise tax. Except for the Money Market Fund, to the extent any Fund had undistributed investment company taxable income and net capital gains at December 31, 2014, such undistributed investment company taxable income and net capital gains were deemed distributed as consent dividends in place of regular distributions. Accordingly, no provision has been made for federal, state, or local income and excise taxes.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law. The Act amended several tax rules impacting the Funds. Some highlights of the enacted provisions are as follows:

The Act allows for capital losses occurring in the taxable years beginning after December 22, 2010 (“post-enactment losses”) to be carried forward indefinitely. However, the Act requires any future gains to be first offset by post-enactment losses before using capital losses incurred in the taxable years beginning prior to the effective date of the Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment loss carryforwards have an increased likelihood to expire unused. Furthermore, post-enactment losses will retain their character as either long-term capital losses or short-term capital losses rather than being considered all short-term capital losses as under previous law.

The Act provides that a RIC may elect for any taxable year to treat any portion of any qualified late-year loss for such taxable year as arising on the first day of the following taxable year. The term “qualified late-year loss” means any post-October capital loss and any late-year ordinary loss.

The Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.

Reclassification of Capital Accounts:

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain or net investment income, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2014, primarily attributable to consent dividends, reclass of capital gains tax income recognized from pass-through entities, the disallowance of net operating losses, the

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2014

tax treatment of Passive Foreign Investment Companies, the redesignation of dividend distributions, the reclassification of net foreign currency exchange gains or losses and the reclassification of paydown losses were reclassed between the following accounts:

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains	Increase (Decrease) Paid-in-Capital
Limited Maturity Bond Fund	$(1,604,138)	$(648,111)	$2,252,249
Quality Bond Fund	(10,704,702)	(9,419,909)	20,124,611
High Yield Bond Fund	(10,880,376)	(2,074,758)	12,955,134
Flexibly Managed Fund	(33,376,896)	(337,945,561)	371,322,457
Balanced Fund	162,810	(1,709,649)	1,546,839
Large Growth Stock Fund	687,956	(37,821,788)	37,133,832
Large Cap Growth Fund	(347,602)	(2,883,995)	3,231,597
Large Core Growth Fund	241,472	(17,366,381)	17,124,909
Large Cap Value Fund	(4,322,274)	(11,788,214)	16,110,488
Large Core Value Fund	(2,444,387)	(30,222,954)	32,667,341
Index 500 Fund	(6,823,864)	—	6,823,864
Mid Cap Growth Fund	208,455	(29,398,971)	29,190,516
Mid Cap Value Fund	(2,270,591)	(15,268,055)	17,538,646
Mid Core Value Fund	(940,975)	(8,126,683)	9,067,658
SMID Cap Growth Fund	511,199	(7,095,131)	6,583,932
SMID Cap Value Fund	(164,375)	(8,045,055)	8,209,430
Small Cap Growth Fund	382,285	(5,524,503)	5,142,218
Small Cap Value Fund	(1,353,579)	(26,227,380)	27,580,959
Small Cap Index Fund	(401,339)	(3,662,688)	4,064,027
Developed International Index Fund	(3,210,488)	17,360	3,193,128
International Equity Fund	(7,587,667)	(1,507,691)	9,095,358
Emerging Markets Equity Fund	(313,647)	(159,760)	473,407
Real Estate Securities Fund	(1,813,404)	(9,896,125)	11,709,529
Aggressive Allocation Fund	204,081	(928,988)	724,907
Moderately Aggressive Allocation Fund	772,032	(3,445,745)	2,673,713
Moderate Allocation Fund	1,131,190	(6,680,289)	5,549,099
Moderately Conservative Allocation Fund	356,665	(2,988,373)	2,631,708
Conservative Allocation Fund	226,472	(860,568)	634,096

These reclassifications had no effect on net assets or net asset value per share.

Tax character of distributions:

The tax character of dividends and distributions declared and paid or deemed distributed during the years ended December 31, 2014 and 2013 were as follows:

	Ordinary Income and Short-Term Capital Gains		Long-Term Capital Gains		Total
	2014	2013	2014	2013	2014	2013
Money Market Fund	$13,590	$13,151	$—	$—	$13,590	$13,151
Limited Maturity Bond Fund	1,732,444	1,232,810	519,805	116,963	2,252,249	1,349,773
Quality Bond Fund	13,678,658	10,620,923	6,445,953	—	20,124,611	10,620,923
High Yield Bond Fund	12,356,614	10,511,393	598,520	—	12,955,134	10,511,393
Flexibly Managed Fund	117,363,812	84,915,132	253,958,645	119,131,671	371,322,457	204,046,803

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2014

	Ordinary Income and Short-Term Capital Gains		Long-Term Capital Gains		Total
	2014	2013	2014	2013	2014	2013
Balanced Fund	$1,447,124	$1,199,143	$2,025,883	$2,389,021	$3,473,007	$3,588,164
Large Growth Stock Fund	1,456,751	—	35,677,081	21,798,396	37,133,832	21,798,396
Large Cap Growth Fund	1,359,763	1,866,076	1,871,834	3,328,212	3,231,597	5,194,288
Large Core Growth Fund	446,222	—	16,678,687	—	17,124,909	—
Large Cap Value Fund	7,987,988	2,234,143	8,122,500	9,123,356	16,110,488	11,357,499
Large Core Value Fund	2,444,387	2,238,832	30,222,954	—	32,667,341	2,238,832
Index 500 Fund	6,829,576	6,264,539	—	—	6,829,576	6,264,539
Mid Cap Growth Fund	7,378,374	3,914,693	21,812,142	10,823,453	29,190,516	14,738,146
Mid Cap Value Fund	3,225,211	3,432,768	14,313,536	12,750,505	17,538,747	16,183,273
Mid Core Value Fund	5,488,235	8,755,746	3,579,477	8,567,642	9,067,712	17,323,388
SMID Cap Growth Fund	—	2,323,609	7,095,131	3,428,905	7,095,131	5,752,514
SMID Cap Value Fund	1,251,210	1,352,569	6,958,220	4,600,456	8,209,430	5,953,025
Small Cap Growth Fund	2,658,817	6,994,112	2,483,401	1,367,620	5,142,218	8,361,732
Small Cap Value Fund	6,601,797	9,599,808	20,979,162	23,876,854	27,580,959	33,476,662
Small Cap Index Fund	872,014	990,558	3,192,013	2,166,531	4,064,027	3,157,089
Developed International Index Fund	3,193,128	2,696,745	—	—	3,193,128	2,696,745
International Equity Fund	9,095,358	1,995,068	—	—	9,095,358	1,995,068
Emerging Markets Equity Fund	473,407	436,706	—	—	473,407	436,706
Real Estate Securities Fund	3,376,987	2,872,227	8,332,542	4,261,478	11,709,529	7,133,705
Aggressive Allocation Fund	1,468,137	1,518,146	4,096,219	2,173,443	5,564,356	3,691,589
Moderately Aggressive Allocation Fund	6,147,670	6,245,534	13,387,233	7,996,578	19,534,903	14,242,112
Moderate Allocation Fund	8,627,023	8,991,875	18,454,127	11,787,364	27,081,150	20,779,239
Moderately Conservative Allocation Fund	2,549,865	2,387,676	5,487,908	4,025,299	8,037,773	6,412,975
Conservative Allocation Fund	1,419,532	1,507,391	1,835,238	1,927,247	3,254,770	3,434,638

Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.

Capital loss carryforwards:

At December 31, 2014, the following Funds had capital loss carryforwards (pre-enactment losses) available to offset future realized capital gains through the indicated expiration dates:

	Expires on December 31,
	2017	2018	Total
Index 500 Fund	—	$2,434,673	$2,434,673
International Equity Fund	—	5,284,998	5,284,998
Emerging Markets Equity Fund	$4,867,907	—	4,867,907

At December 31, 2014, the following Funds had capital loss carryforwards (post-enactment losses) available to offset future realized capital gains:

	Short-Term Capital Loss	Long-Term Capital Loss
Developed International Index Fund	$95,284	$2,279,288

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2014

During the year ended December 31, 2014, the following Funds utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts:

Quality Bond Fund	$59,064
High Yield Bond Fund	1,637,923
Large Core Growth Fund	4,474,445
Large Core Value Fund	6,328,176
Index 500 Fund	8,491,570
International Equity Fund	10,790,373
Emerging Markets Equity Fund	3,207,765

Qualified Late-Year Losses:

The following Funds elected to treat the qualified late-year losses as having occurred on January 1, 2015:

	Late-Year Ordinary Losses	Late-Year Capital Losses
Limited Maturity Bond Fund	—	$113,699
Quality Bond Fund	—	333,381
High Yield Bond Fund	—	1,404,145
SMID Cap Value Fund	—	144,843
Developed International Index Fund	$32,915	248,991
International Equity Fund	92,582	—
Emerging Markets Equity Fund	—	1,076,313

Tax cost of securities:

At December 31, 2014, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund at December 31, 2014 were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Money Market Fund	$132,327,129	$—	$—	$—
Limited Maturity Bond Fund	221,336,163	292,584	(1,270,396)	(977,812)
Quality Bond Fund	540,512,505	15,378,067	(2,408,144)	12,969,923
High Yield Bond Fund	190,727,396	3,131,477	(5,769,316)	(2,637,839)
Flexibly Managed Fund	2,631,192,875	510,788,079	(33,635,021)	477,153,058
Balanced Fund	52,733,958	32,846,663	(3,855,173)	28,991,490
Large Growth Stock Fund	192,203,813	93,398,244	(4,581,697)	88,816,547
Large Cap Growth Fund	47,439,295	10,926,241	(476,387)	10,449,854
Large Core Growth Fund	95,873,813	32,878,999	(2,356,519)	30,522,480
Large Cap Value Fund	188,847,885	48,533,091	(7,226,909)	41,306,182
Large Core Value Fund	159,468,160	34,985,790	(2,031,266)	32,954,524
Index 500 Fund	269,587,733	190,469,588	(16,486,514)	173,983,074
Mid Cap Growth Fund	118,759,433	17,461,336	(6,383,584)	11,077,752
Mid Cap Value Fund	144,949,850	47,107,768	(4,883,626)	42,224,142
Mid Core Value Fund	82,754,642	10,578,650	(1,470,802)	9,107,848
SMID Cap Growth Fund	45,889,106	12,237,137	(1,467,163)	10,769,974
SMID Cap Value Fund	60,858,220	16,775,639	(2,138,123)	14,637,516
Small Cap Growth Fund	83,844,298	21,820,210	(1,452,545)	20,367,665
Small Cap Value Fund	196,031,237	57,746,444	(7,106,576)	50,639,868
Small Cap Index Fund	50,257,480	23,491,625	(4,381,369)	19,110,256

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2014

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Developed International Index Fund	$79,819,245	$22,530,576	$(6,342,963)	$16,187,613
International Equity Fund	310,666,911	72,880,339	(7,848,931)	65,031,408
Emerging Markets Equity Fund	134,020,551	28,307,846	(13,681,857)	14,625,989
Real Estate Securities Fund	118,408,105	23,904,564	(225,993)	23,678,571
Aggressive Allocation Fund	43,315,035	22,112,202	(436,359)	21,675,843
Moderately Aggressive Allocation Fund	166,498,687	85,987,653	(2,154,211)	83,833,442
Moderate Allocation Fund	259,255,043	106,300,580	(1,655,351)	104,645,229
Moderately Conservative Allocation Fund	81,167,040	27,228,503	(696,711)	26,531,792
Conservative Allocation Fund	52,865,116	12,728,346	(410,314)	12,318,032

The differences between book basis and tax basis appreciation are primarily due to wash sales, Passive Foreign Investment Companies, Partnership Investments, Trust Preferred Securities, real estate investment trust adjustments, and the treatment of certain corporate actions.

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

7 — DERIVATIVE FINANCIAL INSTRUMENTS

The Funds may trade derivative financial instruments in the normal course of investing activities to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts — A futures contract is a standardized contract between two parties to buy or sell a specified asset at a specified future date at a price agreed today (the future price). The party agreeing to buy the underlying asset in the future assumes a long position. The price is determined by the instantaneous equilibrium between the forces of supply and demand among competing buy and sell orders on the exchange at the time of the purchase or sale of the contract.

To the extent permitted by the investment objective, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. The Index 500, Developed International Index and Small Cap Index Funds employ futures to maintain market exposure and otherwise assist in attempting to replicate the performance of their respective indices. These derivatives offer unique characteristics and risks that assist the Funds in meeting their investment objectives. The Funds typically use derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Funds through the use of futures contracts to earn “market-like” returns with the Funds’ excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Funds. By purchasing these instruments, the Funds may more effectively achieve the desired fund characteristics that assist in meeting the Funds’ investment objectives.

Futures contracts involve a number of risks, such as possible default by the counterparty to the transaction, credit risk with respect to initial and variation margins held in a brokerage account, market movement and the potential of greater loss than if these techniques had not been used by a Fund. These investments can also increase the Fund’s share price and expose the Fund to significant additional costs.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2014

The Limited Maturity Bond, Quality Bond, Index 500, Small Cap Index and Developed International Index Funds have entered into futures contracts during the year ended December 31, 2014. Open futures contracts held by the Index 500, Developed International Index and Small Cap Index Funds at December 31, 2014 were as follows:

Fund	Type	Futures Contract	Expiration Date	Number Of Contracts	Units per Contract	Closing Price	Unrealized Appreciation (Depreciation)
Limited Maturity Bond	Sell/Short	US Treasury Note	3/15/2015	(50)	1,000	$119	$3,125
Limited Maturity Bond	Sell/Short	US Treasury Note	3/15/2015	(100)	1,000	127	(26,562)
Quality Bond	Sell/Short	US Treasury Note	3/15/2015	(100)	2,000	109	28,125
Quality Bond	Sell/Short	US Treasury Note	3/15/2015	(190)	1,000	127	(154,375)
Quality Bond	Sell/Short	US Treasury Bond	3/15/2015	(80)	1,000	145	(320,000)
Quality Bond	Sell/Short	US Ultra Bond	3/15/2015	(80)	1,000	165	(247,188)
Quality Bond	Sell/Short	90 DayEuro Dollar	9/16/2016	(100)	2,500	98	16,250
Index 500	Buy/Long	E-Mini S&P 500 Index	3/15/2015	112	50	2,052	347,508
Small Cap Index	Buy/Long	Russell 2000 Mini Index	3/15/2015	3	100	1,200	(4,866)
Developed International Index	Buy/Long	E-Mini MSCI Eafe Index	3/15/2015	50	50	1,757	(30,420)

The total market value of futures contracts held in the Limited Maturity Bond, Quality Bond, Index 500, Developed International Index and Small Cap Index Funds as of December 31, 2014 is classified as Level 1.

Options — An option establishes a contract between two parties concerning the buying or selling of an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in some specific transaction on the asset, while the seller incurs the obligation to fulfill the transaction if so requested by the buyer. The price of an option derives from the difference between the reference price and the value of the underlying asset plus a premium based on the time remaining until the expiration of the option. The Funds may buy and sell options, or write options.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Flexibly Managed and Mid Cap Growth Funds have purchased options to decrease exposure to equity risk. The risk associated with purchased options is limited to premium paid. The Funds also received premiums for options written. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk that there may be an illiquid market where the Funds are unable to close the contract.

Transactions in options written during the year ended December 31, 2014 for the Flexibly Managed and Mid Cap Growth Funds were as follows:

Flexibly Managed Fund	Number of Contracts/ Notional Amount	Premium Received
Options outstanding at December 31, 2013	29,258	$7,233,242
Options written	70,960	17,368,857
Options repurchased	(33,898)	(7,962,438)
Options expired	(5,488)	(924,316)
Options exercised	(11,784)	(2,685,356)

Options outstanding at December 31, 2014	49,048	$13,029,989

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2014

Mid Cap Growth Fund	Number of Contracts/ Notional Amount	Premium Received
Options outstanding at December 31, 2013	—	$—
Options written	2,835	188,183
Options repurchased	(1,955)	(71,018)
Options expired	(391)	(36,567)
Options exercised	(233)	(35,774)

Options outstanding at December 31, 2014	256	$44,824

The total market value of written options held in the Flexibly Managed and Mid Cap Growth Funds as of December 31, 2014 can be found in the summary of inputs on the Schedule of Investments.

Forward Foreign Currency Contracts — A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

The High Yield Bond, Mid Core Value and Emerging Markets Equity Funds entered into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. The Funds hedge currencies in times of base currency weakness in order to reduce the volatility of returns for the local securities which the Fund owns.

Foreign forward currency contracts involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the portfolio manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position. These investments can also increase the volatility of the Fund’s share price and expose the Fund to significant additional costs.

Open forward foreign currency contracts held by the High Yield Bond Fund at December 31, 2014 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Sell	Canadian Dollar	Royal Bank of Canada	03/19/2015	(965,000)	1.16381	$(826,599)	$(829,176)	$(2,577)
Sell	Euro	Goldman Sachs	03/12/2015	(165,000)	0.82587	(201,902)	(199,788)	2,114
Sell	Euro	Goldman Sachs	03/12/2015	(107,767)	0.82587	(133,595)	(130,488)	3,107
Sell	Euro	BAML	03/12/2015	(6,546,000)	0.82587	(8,134,190)	(7,926,163)	208,027
Buy	Pounds Sterling	Morgan Stanley	01/09/2015	176,296	0.64165	281,933	274,756	(7,177)
Sell	Pounds Sterling	HSBC	01/09/2015	(85,428)	0.64165	(137,052)	(133,139)	3,913
Sell	Pounds Sterling	Deutsche Bank	01/09/2015	(2,629,696)	0.64165	(4,221,089)	(4,098,359)	122,730
Sell	Swiss Francs	JPMorgan Chase	02/12/2015	(155,036)	0.99344	(157,758)	(156,060)	1,698
Sell	Swiss Francs	HSBC	02/12/2015	(1,381,000)	0.99344	(1,427,069)	(1,390,111)	36,958

	Total							$368,793

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2014

Open forward foreign currency contracts held by the Mid Core Value Fund at December 31, 2014 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Sell	Canadian Dollar	JPMorgan Chase	01/30/2015	(49,520)	1.16257	$(42,602)	$(42,595)	$7
Sell	Canadian Dollar	JPMorgan Chase	01/30/2015	(1,824,614)	1.16257	(1,568,751)	(1,569,466)	(715)
Sell	Euro	UBS Securities	01/30/2015	(31,219)	0.82614	(37,964)	(37,789)	175
Sell	Euro	UBS Securities	01/30/2015	(1,143,831)	0.82614	(1,399,306)	(1,384,549)	14,757
Sell	Pounds Sterling	Credit Suisse First Boston	01/30/2015	(4,600)	0.64176	(7,148)	(7,167)	(19)
Sell	Pounds Sterling	Credit Suisse First Boston	01/30/2015	(188,056)	0.64176	(293,407)	(293,034)	373

	Total							$14,578

Open forward foreign currency contracts held by the Emerging Markets Equity Fund at December 31, 2014 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Buy	Japanese Yen	State Street	01/08/2015	2,438,749	119.77165	$20,434	$20,362	$(72)
Sell	Japanese Yen	State Street	01/08/2015	(58,369,753)	119.77165	(485,735)	(487,342)	(1,607)
Sell	Euro	UBS Securities	01/15/2015	(3,504,460)	0.82628	(4,384,326)	(4,241,276)	143,050

	Total							$141,371

The total market value of forward foreign currency contracts held in the High Yield Bond, Mid Core Value and Emerging Markets Equity Funds as of December 31, 2014 is classified as Level 2.

The following is a summary of the location of derivatives on the Funds’ Statements of Assets and Liabilities as of December 31, 2014:

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity contracts	Investments at value Net unrealized appreciation in value of investments, futures contracts, written options and foreign currency related items*	Call options written, at value Net unrealized appreciation in value of investments, futures contracts, written options and foreign currency related items*

Interest rate contracts	Net unrealized appreciation in value of investments, futures contracts and foreign currency related items*	Net unrealized appreciation in value of investments, futures contracts and foreign currency related items*

Foreign currency contracts	Net unrealized appreciation of forward foreign currency contracts	Net unrealized depreciation of forward foreign currency contracts

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported with the Statements of Assets and Liabilities.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2014

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The following is a summary of the gross amount of each Fund’s derivative instrument holdings categorized by primary risk exposure as of December 31, 2014:

	Asset Derivative Value			Liability Derivative Value
	Equity contracts	Foreign currency contracts	Interest rate contracts	Equity contracts	Foreign exchange contracts	Interest rate contracts
Limited Maturity Bond Fund	—	—	$3,125	—	—	$(26,562)
Quality Bond Fund	—	—	44,375	—	—	(721,563)
High Yield Bond Fund	—	$378,547	—	—	$(9,754)	—
Flexibly Managed Fund	—	—	—	$(23,284,371)	—	—
Index 500 Fund	$347,508	—	—	—	—	—
Mid Cap Growth Fund	—	—	—	(27,700)	—	—
Mid Core Value Fund	—	15,312	—	—	(734)	—
Small Cap Index Fund	—	—	—	(4,866)	—	—
Developed International Index Fund	—	—	—	(30,420)	—	—
Emerging Markets Equity Fund	—	143,050	—	—	(1,679)	—

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may participate in International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement” or “ISDA”) with derivative contract counterparties or enter into similar agreements covering foreign exchange contracts (“Fx Letters”). An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter (“OTC”) traded derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Also, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. An Fx Letter is also a bilateral agreement between a Fund and a counterparty and is limited to cover only foreign exchange contracts. Fx Letters typically contain netting provisions covering events of default and do not require collateral to be posted. ISDAs and Fx Letters containing netting provisions may be referred to as Master Netting Agreements (“MNA”).

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker for OTC traded derivatives or by the clearing house for exchange traded derivatives. Brokers can ask for margining in excess of the minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts and options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2014

The following table presents derivative assets and liabilities net of amounts available for offset under a MNA and, as applicable, the related collateral and potential loss exposure to each Fund as of December 31, 2014:

		Gross Amounts Presented on Statements of Assets and Liabilities
Fund and Counterparty	Form of Master Netting Agreement	Value of Asset	Value of Liability	Net Amount Due (to)/from Counterparty	Collateral Pledged (Received) by fund	Loss Exposure, After Collateral (not less than $0)
High Yield Bond Fund
Bank of America Merrill Lynch	Fx Letter	$208,028	—	$208,028	—	$208,028
Deutsche Bank	Fx Letter	122,730	—	122,730	—	122,730
Goldman Sachs	Fx Letter	5,221	—	5,221	—	5,221
HSBC	Fx Letter	40,870	—	40,870	—	40,870
JPMorgan Chase	Fx Letter	1,698	—	1,698	—	1,698
Morgan Stanley	Fx Letter	—	$(7,177)	(7,177)	—	—
Royal Bank of Canada	Fx Letter	—	(2,577)	(2,577)	—	—

Total		378,547	(9,754)	368,793	—	378,547
Flexibly Managed Fund
Bank of America Merrill Lynch	ISDA	—	(2,626,856)	(2,626,856)	—	—
Citigroup Global Markets	ISDA	—	(13,821,552)	(13,821,552)	—	—
Morgan Stanley & Co.	ISDA	—	(3,889,361)	(3,889,361)	—	—
Merrill Lynch Capital Markets	ISDA	—	(45,406)	(45,406)	—	—
JPMorgan Chase	ISDA	—	(1,896,745)	(1,896,745)	—	—
Exchange Traded		—	(1,004,451)	(1,004,451)	—	—

Total		—	(23,284,371)	(23,284,371)	—	—
Mid Cap Growth Fund
Morgan Stanley & Co.	ISDA	—	(27,700)	(27,700)	—	—
Mid Core Value Fund
JPMorgan Chase	Fx Letter	7	(715)	(708)	—	—
UBS Securities	Fx Letter	14,932	—	14,932	—	14,932
Credit Suisse First Boston	Fx Letter	373	(19)	354	—	354

Total		15,312	(734)	14,578	—	15,286
Emerging Markets Equity Fund
State Street	Fx Letter	—	(1,679)	(1,679)	—	—
UBS Securities	Fx Letter	$143,050	—	143,050	—	$143,050

Total		143,050	(1,679)	141,371	—	143,050

The following is a summary of the location of derivatives on the Funds’ Statements of Operations as of December 31, 2014:

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on options
Change in net unrealized appreciation (depreciation) of futures contracts
Change in net unrealized appreciation (depreciation) of written options
Interest rate contracts	Net realized gain (loss) on futures contracts
Change in net unrealized appreciation (depreciation) of futures contracts

Foreign currency contracts	Net realized foreign currency exchange gain (loss)
Change in net unrealized appreciation (depreciation) of investments and foreign currency related items

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2014

Portfolio	Realized Gain (Loss) on Derivatives Recognized in Income
	Equity contracts	Foreign currency contracts	Interest rate contracts
Limited Maturity Bond Fund	—	—	$(322,415)
Quality Bond Fund	—	—	(1,683,455)
High Yield Bond Fund	—	$1,378,103	—
Flexibly Managed Fund	$335,838	—	—
Index 500 Fund	843,709	—	—
Mid Cap Growth Fund	(445,823)	—	—
Mid Core Value Fund	—	307,455	—
Small Cap Index Fund	68,644	—	—
Developed International Index Fund	57,250	—	—
Emerging Markets Equity Fund	—	382,103	—

Portfolio	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Equity contracts	Foreign currency contracts	Interest rate contracts
Limited Maturity Bond Fund	—	—	$(23,437)
Quality Bond Fund	—	—	(677,188)
High Yield Bond Fund	—	$472,224	—
Flexibly Managed Fund	$(2,745,756)	—	—
Index 500 Fund	339,329	—	—
Mid Cap Growth Fund	17,124	—	—
Mid Core Value Fund	—	32,986	—
Small Cap Index Fund	(28,446)	—	—
Developed International Index Fund	(130,031)	—	—
Emerging Markets Equity Fund	—	124,527	—

The table below summarizes the average balance of derivative holdings by Fund during the year ended December 31, 2014. The average balance of derivatives held is indicative of the trading volume of each Fund.

	Average Derivative Volume
Portfolio	Forward foreign currency contracts (Average Cost)	Futures contracts (Average Notional Value)	Purchased Options (Average Notional Cost)	Written Options (Premiums Received)
Limited Maturity Bond Fund	—	13,165,682	—	—
Quality Bond Fund	—	44,930,154	—	—
High Yield Bond Fund	(18,048,410)	—	—	—
Flexibly Managed Fund	—	—	—	(9,574,442)
Index 500 Fund	—	7,560,519	—	—
Mid Cap Growth Fund	—	—	70,242	(13,626)
Mid Core Value Fund	(3,502,217)	—	—	—
Small Cap Index Fund	—	1,451,565	—	—
Developed International Index Fund	—	2,342,332	—	—
Emerging Markets Equity Fund	(2,537,005)	—	—	—

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2014

8 — CREDIT AND MARKET RISK

The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds’ ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.

The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer’s continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

The High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Mid Cap Growth, Mid Core Value, Small Cap Growth Developed International Index, International Equity and the Emerging Markets Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

9 — CONTRACTUAL OBLIGATIONS

In the general course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, management of the Funds expects the risk of loss to be remote.

10 — NEW REGULATORY MATTERS

On July 23, 2014, the Securities and Exchange Commission voted to amend the rules under the Investment Company Act of 1940, as amended, which currently govern the operations of the Money Market Fund (the “MMF”). The most significant change resulting from these amendments is a requirement that institutional, non-government (prime and municipal) money market funds transact fund shares based on a “Floating” market-based NAV. Retail money market funds (funds designed to ensure all beneficial owners are natural persons) and government money market funds (funds that invest at least 99.5% of their assets in cash, government securities, and repurchase agreements collateralized by government securities) may continue to transact shares at a stable $1.00 NAV calculated using the amortized cost valuation method. Among additional disclosure and other requirements, the amendments will also permit a money market fund, or, in certain circumstances, require a money market fund (other than a government money market fund) to impose liquidity fees on all redemptions, and permit a money market fund to limit (or gate) redemptions for up to ten business days in any 90-day period. The amendments have staggered compliance dates. The majority of these amendments will impact the MMF beginning on October 14, 2016. At this time, management is evaluating the implications of these amendments and their impact to the MMF’s financial statements and accompanying notes.

11 — LEGAL MATTERS

Penn Series was named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons (In re Tribune Co.), No. 12-cv-02652 (WHP) (S.D.N.Y.), as a result of the Penn Series Index 500 Fund’s ownership of shares in the Tribune Company (“Tribune”) in 2007. On May 20, 2014, the plaintiff in this case voluntarily dismissed the action against Penn Series, with prejudice, pursuant to a settlement agreement. Neither the litigation nor the settlement had a material adverse effect on the NAV of the Penn Series Index 500 Fund.

12 — SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Penn Series Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of Penn Series Funds, Inc. comprised of the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Balanced Fund, Large Growth Stock Fund, Large Cap Growth Fund, Large Core Growth Fund, Large Cap Value Fund, Large Core Value Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Mid Core Value Fund, SMID Cap Growth Fund, SMID Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Small Cap Index Fund, Developed International Index Fund, International Equity Fund, Emerging Markets Equity Fund, Real Estate Securities Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund and Conservative Allocation Fund (collectively, the Funds), as of December 31, 2014, including the schedules of investments, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agent, and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Penn Series Funds, Inc. as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 23, 2015

Penn Series Funds, Inc.

December 31, 2014

Tax Information (unaudited)

Each Fund reports the following amounts distributed during the year ended December 31, 2014 as capital gain dividends:

Fund	Long-Term Capital Gain
Limited Maturity Bond Fund	$519,805
Quality Bond Fund	6,445,953
High Yield Bond Fund	598,520
Flexibly Managed Fund	253,958,645
Balanced Fund	2,025,883
Large Growth Stock Fund	35,677,081
Large Cap Growth Fund	1,871,834
Large Core Growth Fund	16,678,687
Large Cap Value Fund	8,122,500
Large Core Value Fund	30,222,954
Mid Cap Growth Fund	21,812,142
Mid Cap Value Fund	14,313,534
Mid Core Value Fund	3,579,477
SMID Cap Growth Fund	7,095,131
SMID Cap Value Fund	6,958,220
Small Cap Growth Fund	2,483,401
Small Cap Value Fund	20,979,162
Small Cap Index Fund	3,192,013
Real Estate Securities Fund	8,332,542
Aggressive Allocation Fund	4,096,219
Moderately Aggressive Allocation Fund	13,387,233
Moderate Allocation Fund	18,454,127
Moderately Conservative Allocation Fund	5,487,908
Conservative Allocation Fund	1,835,238

Each Fund reports the following percentages of ordinary income dividend paid during the year ended December 31, 2014 as being eligible for the dividends received deduction available to corporate shareholders:

Fund
High Yield Bond Fund	0.39%
Flexibly Managed Fund	14.67%
Balanced Fund	52.10%
Large Growth Stock Fund	100.00%
Large Cap Growth Fund	43.17%
Large Core Growth Fund	100.00%
Large Cap Value Fund	47.73%
Large Core Value Fund	100.00%
Index 500 Fund	100.00%
Mid Cap Growth Fund	11.86%
Mid Cap Value Fund	67.97%
Mid Core Value Fund	25.40%
SMID Cap Value Fund	57.91%
Small Cap Growth Fund	20.00%
Small Cap Value Fund	35.86%
Small Cap Index Fund	64.19%
International Equity Fund	10.36%
Emerging Markets Equity Fund	6.52%
Real Estate Securities Fund	0.08%
Aggressive Allocation Fund	31.05%
Moderately Aggressive Allocation Fund	25.37%
Moderate Allocation Fund	20.41%
Moderately Conservative Allocation Fund	14.39%
Conservative Allocation Fund	8.50%

Penn Series Funds, Inc.

December 31, 2014

Disclosure of Portfolio Holdings

The SEC has adopted a requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. For the Penn Series Funds, Inc., this would be for the fiscal quarters ending March 31 and September 30. The Form N-Q filing is made within 60 days after the end of the quarter. Penn Series Funds, Inc. filed its most recent Form N-Q with the SEC on November 19, 2014. It is available on the SEC’s website at http://www.sec.gov. or it may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-551-8090 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, on the Fund’s website at http://www.pennmutual.com or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies for the most recent twelve-month period ended June 30, 2014 is available on the Fund’s website at http://www.pennmutual.com and on the SEC’s website at http://www.sec.gov.

PENN SERIES FUND MANAGEMENT (Unaudited)

As of December 31, 2014

Name and Age	Position with the Company; Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
INDEPENDENT DIRECTORS†
Joanne B. Mack (68)*	Director; No set term; served since 2013. .	Vice President – Financial Services Consulting, Trianz (2012 – 2013); Management Consultant, self-employed (2009 – 2012; 2013 – Present).	29	None.

Archie C. MacKinlay (59)*	Director; No set term; served since 2010.	Professor of Finance, Wharton School, University of Pennsylvania (1984 – Present)	29	None.

Rebecca C. Matthias (61)*	Director; No set term; served since 2010.	Retired. President, Destination Maternity Corporation (clothing) (1982 – 2010).	29	Director, CSS Industries.

†	Eugene Bay served as an independent Director of the Company from 1993 until his retirement from the Board, effective December 31, 2014.

*	The address of each Director is: Penn Series Funds, Inc. 600 Dresher Road, Horsham, Pennsylvania 19044.

INTERESTED DIRECTORS
Eileen C. McDonnell (52)*	Director and Chairman of the Board; No set term; served since 2010.	Chief Executive Officer (2011 – Present), President (2010 – Present), Chairperson of the Board (2013), Executive Vice President and Chief Marketing Officer (2008 – 2010), Penn Mutual; Director, PMAM (2010 – Present); President and Director (2010 – Present), Chairperson of the Board (2011 – Present), PIA.	29	Director, UHS of Delaware, Inc.

David B. Pudlin (65)*	Director; No set term; served since 2009.	Chief Executive Officer, President and Attorney, Hangley Aronchick Segal Pudlin & Schiller, (law firm) (1994 – Present)	29	None.

OFFICERS
David M. O’Malley (39)*	President; One year; served since 2014.	Chairperson and Chief Executive Officer, PMAM (2014 – Present); Chief Operating Officer (2013 – Present), Chief Financial Officer (2010 – 2013), Executive Vice President (2009 – 2013), Penn Mutual.	N/A	N/A

Keith Huckerby (43)*	Vice President; One year; served since 2012.	President and Chief Marketing Officer (2014 – Present), Vice President, PMAM (2007 – 2014); Assistant Vice President, Penn Mutual (2009 – Present).	N/A	N/A

Timothy Demetres (59)*	Vice President and Treasurer One year; served since 2013.	Vice President, PMAM (2013 – Present); Vice President, Chief Accounting Officer and Treasurer, Penn Mutual (2010 – Present).	N/A	N/A

John Heiple (41)*	Assistant Treasurer; One year; served since 2004.	Assistant Treasurer, PMAM (2009 – Present); Manager, Variable Accounting, Penn Mutual (2003 – Present).	N/A	N/A

Patricia M. Chiarlanza (49)*	Assistant Treasurer; One year; served since 2001.	Assistant Treasurer, PMAM (2001 – Present); Assistant Treasurer, Penn Mutual (2001 – Present); Assistant Treasurer, PIA (2001 – Present); Treasurer, Independence Square Properties (2001 – Present).	N/A	N/A

PENN SERIES FUND MANAGEMENT (Unaudited)

As of December 31, 2014

Name and Age	Position with the Company; Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
OFFICERS (continued)
Franklin L. Best, Jr. (69)*	Secretary; One year; served since 2012.	Secretary, PMAM (2012 – Present); Vice President & General Counsel Insurance Operations & Corporate Secretary (2011 – Present), Managing Corporate Counsel and Secretary (2004 – 2011), Penn Mutual.	N/A	N/A

Victoria Robinson (49)*	Chief Compliance Officer One year; served since 2014.	Chief Compliance Officer, PMAM (2008 – Present) and Assistant Vice President – Investment Compliance, Penn Mutual (2010 – Present).	N/A	N/A

Tiffany MacLean (36)*	Anti-Money Laundering Officer One year; served since 2014.	Senior Compliance Officer, Valley Forge Asset Management Corp. (2009 – 2014) and Anti-Money Laundering Officer, Valley Forge Financial Group, Inc., (2009 – 2014).	N/A	N/A

Jessica Langlois (34)*	Tax Director One year; served since 2014	Tax Manager (2008 – 2014) and Corporate Tax Director (2014 – Present), Penn Mutual.	N/A	N/A

*	The address of each Officer is: Penn Series Funds, Inc. 600 Dresher Road, Horsham, Pennsylvania 19044.

Additional information about the Fund’s Directors is available in the Fund’s Statement of Additional Information, which is available upon request, without charge, by calling 1-800-523-0650.

PennMutual.

Our Noble Purpose

Since 1847, Penn Mutual has been driven by our noble purpose — to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that purchasing life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come.

© 2015 The Penn Mutual Life Insurance Company and The Penn Insurance & Annuity Company, Philadelphia, PA 19172 www.pennmutual.com

PM6671 02/15

Item 2. Code of Ethics

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments to this code of ethics were approved during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Ms. Rebecca C. Matthias qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Matthias is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2014	2013
Audit Fees	$437,000	$437,000
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts for assurance and related services performed by the principal account reasonably related to the performance of the audit of the registrant’s financial statements and not reported under the caption “Audit Fees.” Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(e)

(1) The registrant’s audit committee has developed an Audit and Non-Audit Services Pre-Approval Policy. A copy of this policy is filed as an exhibit to this Form N-CSR.

(2) There were no services approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The registrant had no aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders

The shareholder meeting voting results is included as part of the report to shareholders filed under Item 1 of this form.

Item 11. Controls and Procedures

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics

	(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act

(b)		Certifications pursuant to Rule 30a-2(b) under the Investment Company Act

(c)		Audit and Non-Audit Services Pre-Approval Policy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Penn Series Funds, Inc.

/s/ David M. O’Malley

By:	David M. O’Malley
President

Date:	March 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ David M. O’Malley

By:	David M. O’Malley
President

Date:	March 4, 2015

/s/ Timothy P. Demetres

By:	Timothy P. Demetres Treasurer

Date:	March 4, 2015